UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Variable Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 - December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2022

Rydex Variable Trust Funds Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

GuggenheimInvestments.com	RVALTS-ANN-1222x1223

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	27
MULTI-HEDGE STRATEGIES FUND	37
COMMODITIES STRATEGY FUND	62
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	70
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	84
OTHER INFORMATION	85
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	87
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	93

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for four alternative strategies funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2022 (the “Reporting Period”).

In December 2022, Guggenheim Partners announced the untimely and unexpected death of Scott Minerd, one of Guggenheim’s Managing Partners and its Global Chief Investment Officer. He joined Guggenheim as a Managing Partner shortly after the firm was formed. He was a frequent commentator on markets and investments, both on television and via social media. He also was one of the designers of the organization, systems and processes that make Guggenheim Investments a strong, robust and scalable leader in the asset management business.

Guggenheim has implemented its succession plan, which is designed to deal with unexpected events. There has been and will continue to be no disruption of service to our clients, no change in the daily management of client portfolios and no change in the process of selecting investment assets, all of which continue to be handled by the longstanding committees and long-tenured investment professionals who, every day, implement our investment processes.

Guggenheim Investments continues to be led by its Co-Presidents, Dina DiLorenzo and David Rone, and by Anne B. Walsh, a Managing Partner and Chief Investment Officer of Guggenheim Partners Investment Management.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2022

The Long Short Equity Fund may not be suitable for all investors. ●The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ●It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ●The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ●The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ●The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Global Managed Futures Strategy Fund may not be suitable for all investors. ●The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ●The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ●The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ●The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ●The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ●The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● See the prospectus for more information on these and additional risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● See the prospectus for more information on these and additional risks.

The Commodities Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2022

Helped by lower energy prices, real economic growth reaccelerated in the fourth quarter of 2022. Amid this continued strong growth, the Federal Reserve (the “Fed”) is explicitly targeting a weaker labor market, and several leading indicators point to rising unemployment by the middle of the year. Consumption also faces headwinds from dwindling excess savings buffers and a sharply negative wealth shock as financial asset and home prices fall. Business investment also appears to be weakening due to the sharp tightening in financial conditions and more challenging outlook for economic growth. The housing sector could subtract further from gross domestic product (“GDP”) as the spike in mortgage rates has adversely impacted demand.

Because private sector balance sheets are generally healthy in the aggregate and the economy lacks major imbalances, we do not expect a particularly deep recession. But the likelihood of a limited monetary and fiscal policy response means the economic recovery could be weak, and certain highly levered companies may suffer.

Moderation in goods prices as supply chains normalize should bring inflation lower over the next several months, and shelter inflation should roll over by mid-2023. Services inflation outside of shelter is the main concern for the Fed, but a softening labor market and cooling wage growth may keep this category contained. As a result, core inflation could fall below 3 percent by the end of the year.

The Fed’s continued rate hike campaign may cause the front end of the yield curve to remain elevated in the near term. But should the economic cycle roll over later this year, Treasury yields may see a significant decline. Weakening corporate earnings growth and an emerging recession would present downside risk to equity returns later in 2023 but, given corporate fundamentals remain solid, high quality fixed income and carefully selected high yield issuers should provide attractive returns.

For the Reporting Period, the S&P 500® Index* returned -18.11%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -14.45%. The return of the MSCI Emerging Markets Index* was -20.09%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -13.01% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned -11.19%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 1.47% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2022

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Equity Hedge Fund Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

SG (Societe Generale) CTA Index is designed to track the largest 20 (by AUM) Commodity Trading Advisors, or CTAs, and be representative of the managed futures space. The CTA Index is equally weighted, and rebalanced and reconstituted annually.

Wilshire Focused Liquid Alternative Index measures the performance of a focused basket of mutual funds that provides risk adjusted exposure to equity hedge, global macro, relative value, and event driven alternative investment strategies.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2022 and ending December 31, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	1.89%	(0.32%)	$ 1,000.00	$ 996.80	$ 9.51
Global Managed Futures Strategy Fund	1.94%	(2.41%)	1,000.00	975.90	9.66
Multi-Hedge Strategies Fund	1.45%	(1.91%)	1,000.00	980.90	7.24
Commodities Strategy Fund	1.68%	(8.09%)	1,000.00	919.10	8.13

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	1.89%	5.00%	$ 1,000.00	$ 1,015.68	$ 9.60
Global Managed Futures Strategy Fund	1.94%	5.00%	1,000.00	1,015.43	9.86
Multi-Hedge Strategies Fund	1.45%	5.00%	1,000.00	1,017.90	7.38
Commodities Strategy Fund	1.68%	5.00%	1,000.00	1,016.74	8.54

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and interest expenses. Excluding these expenses, the operating expense ratio of the Multi-Hedge Strategies Fund would be 1.15%.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2022 to December 31, 2022.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the Reporting Period, Guggenheim Long Short Equity Fund returned -14.39%. The Fund underperformed one of the two benchmarks used by the Fund in the period, the Morningstar Long/Short Equity Category Average, which returned -7.67%, and outperformed the other benchmark, the S&P 500 Index, which returned -18.11% for the same one-year period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

For the Reporting Period, the broad market reversed its ‘reopening’ excitement and began a steady bear market. Economic ramifications of the Covid pandemic continued–as supply constraints and worker shortages drove inflation steadily higher. Despite rebounding demand and consumers flush with money, many industries and service companies could not keep enough parts or employees, causing shortages and driving wages higher. Exacerbating the underlying inflation was the sudden war in Ukraine and continued rolling China Covid-related shutdowns. Both were human tragedies in their own rights. Both also threw supply chains into more chaos. The Federal Reserve board continued with rate increases to halt the inflation at a pace not seen in 40 years. The rapid and steady rise in rates led to a coordinated drop in stocks and bonds. As the year closed out, the lagged effects of rising rates began hitting corporate earnings, led to numerous layoff announcements, and rising fears of an inevitable recession in 2023.

Within equity markets, the most expensive and smaller cap names all suffered more than the broad averages.

The Fund had a -14.39% return, but after subtracting the -4.4% decline in a risk benchmark blend of 30% S&P 500 and 70% cash, the excess return was a -10.0% underperformance. The overall market decline contributed about -1.5% of the relative drag based on our net long exposure averaging a bit higher than the benchmark. The realized beta (sensitivity of daily returns to broad stock benchmark moves) was about 0.50 for the year.

Overall fundamental style positioning worked in the Fund’s favor by about +5.3% attribution. Value names had a good year vis-à-vis expensive growth. Our Value style positioning paid off by about +11.4% excess for the year. With the value of far off and riskier earnings discounted at higher rates, there was more pain for expensive growth. A bias towards high quality positions didn’t pay off as expected in a down year. With rate moves being a bigger factor than economic drag this year, higher quality names suffered the earnings discount math as much or more than lower-earnings quality companies.

Industry tilts totaled a moderate -1.1% drag in excess of the risk benchmark. A net short in Energy during the early part of the year caused substantial damage when oil and gas prices spiked during the Ukraine war. On the plus side, the Fund’s net short in Real Estate was a positive contributor, as that sector suffered from both fundamental and rate-related risks.

Security selection (the impact of returns within style and industry groups) was a large drag (-9%) for the Reporting Period. For example, within the Real Estate sector, short names in the hotel group outperformed the sector while a few long positions in the office group underperformed–leading to negative selection.

How did the Fund use derivatives during the Reporting Period?

The Fund uses total return swaps to gain exposure to short positions and to attain some leverage on the long side when surpassing 100% long weights. In total, the derivatives resulted in a net negative market exposure, creating a partial market hedge against assets that are invested in long stocks. While the standalone performance of derivatives was negative for the Reporting Period, the partial market hedge performed as expected.

How was the Fund positioned at the end of the Reporting Period?

At Reporting Period end, the Fund held about 185% of assets in long securities, and 107% short, for a net-dollar exposure of 78%. Because the long side exposure holds higher quality and more defensive sectors, while the short side focuses on higher risk names, the actual expected net ‘beta’ of the fund is in the 0.45 to 0.55 range.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2022

The Fund maintains its style bias towards cheaper valuation names. Our bias towards higher profitability and low stock volatility remains, but at reduced levels from 2021, as those factors have paid off significantly and look less underpriced than usual. The Fund’s short position in the growth names has also shrunk as those names declined rapidly last year; we are now closer to neutral on this factor bias. The Fund remains biased to small-cap size, a shift that first began about a year ago. While small caps are generally riskier than their large cap brethren, the additional risk looks to be compensated with a much wider expected return based on fundamentals and valuations.

From an industry perspective, the Fund’s largest net long sectors are Healthcare, IT, and Consumer Discretionary, with our names mostly focused on cheaper and higher cash-flow-generating groups within those otherwise growth-oriented sectors. The largest net short exposures are Real Estate, and Commercial Services. Notably, the Fund has flipped to a net long exposure to Energy and Materials, while cutting back on weights in Staples and Utilities. With considerable moves in relative stock prices and changing fundamentals, the dynamic industry weight reallocation was substantial this year.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*,†

Inception Date: May 1, 2002

Ten Largest Holdings	(% of Total Net Assets)
Microsoft Corp.	1.3%
Apple, Inc.	1.1%
Exxon Mobil Corp.	1.0%
Home Depot, Inc.	0.9%
Coca-Cola Co.	0.9%
Danaher Corp.	0.8%
Quest Diagnostics, Inc.	0.8%
Marathon Petroleum Corp.	0.8%
Emerson Electric Co.	0.8%
Lowe’s Companies, Inc.	0.8%
Top Ten Total	9.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Long Short Equity Fund	(14.39%)	0.43%	3.74%
Morningstar Long/Short Equity Category Average	(7.67%)	2.13%	3.81%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The Morningstar/Long Short Equity Category Average is the equal-weighted simple average daily return for all funds in the Morningstar Long/Short Equity Category.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 91.8%

Consumer, Non-cyclical - 19.7%
Coca-Cola Co.[1]	3,069	$195,219
Danaher Corp.	698	185,263
Quest Diagnostics, Inc.[1]	1,154	180,532
Hershey Co.	745	172,520
Hologic, Inc.*,1	2,293	171,539
John B Sanfilippo & Son, Inc.[1]	2,064	167,845
Bristol-Myers Squibb Co.[1]	2,315	166,564
IDEXX Laboratories, Inc.*	407	166,040
Monster Beverage Corp.*	1,591	161,534
Ironwood Pharmaceuticals, Inc. — Class A*	12,001	148,692
Tyson Foods, Inc. — Class A1	2,333	145,229
Post Holdings, Inc.*,1	1,585	143,062
Prestige Consumer Healthcare, Inc.*	2,235	139,911
Perdoceo Education Corp.*	9,967	138,541
Altria Group, Inc.	3,023	138,182
Royalty Pharma plc — Class A	3,174	125,436
Becton Dickinson and Co.[1]	477	121,301
Gilead Sciences, Inc.[1]	1,276	109,544
Eli Lilly & Co.[1]	297	108,655
Jazz Pharmaceuticals plc*	657	104,667
Globus Medical, Inc. — Class A*	1,400	103,978
Vertex Pharmaceuticals, Inc.*,1	356	102,806
Varex Imaging Corp.*	4,881	99,084
Supernus Pharmaceuticals, Inc.*	2,629	93,776
United Therapeutics Corp.*,1	311	86,486
Lamb Weston Holdings, Inc.[1]	926	82,747
Incyte Corp.*,1	940	75,501
Triton International Ltd.	1,089	74,902
USANA Health Sciences, Inc.*	1,349	71,767
Inter Parfums, Inc.	732	70,653
Philip Morris International, Inc.	687	69,531
PerkinElmer, Inc.[1]	494	69,269
Regeneron Pharmaceuticals, Inc.*,1	90	64,934
Eagle Pharmaceuticals, Inc.*,1	2,058	60,155
Amphastar Pharmaceuticals, Inc.*	1,809	50,688
Innoviva, Inc.*	3,711	49,171
Johnson & Johnson	259	45,752
EVERTEC, Inc.[1]	1,237	40,054
Neurocrine Biosciences, Inc.*	333	39,774
AMN Healthcare Services, Inc.*	327	33,622
Vanda Pharmaceuticals, Inc.*	4,527	33,455
Total Consumer, Non-cyclical		4,408,381

Industrial - 15.4%
Emerson Electric Co.[1]	1,843	177,039
AMETEK, Inc.	1,213	169,480
General Dynamics Corp.	678	168,219
Donaldson Company, Inc.[1]	2,855	168,074
Standex International Corp.	1,633	167,235
Graco, Inc.[1]	2,485	167,141
Textron, Inc.[1]	2,341	165,743
Snap-on, Inc.[1]	713	162,913
Albany International Corp. — Class A1	1,580	155,772
Eagle Materials, Inc.[1]	1,155	153,442
Lockheed Martin Corp.[1]	280	136,217
Vishay Intertechnology, Inc.[1]	6,133	132,289
Louisiana-Pacific Corp.[1]	2,228	131,897
Keysight Technologies, Inc.*,1	672	114,959
Eaton Corporation plc	704	110,493
Acuity Brands, Inc.[1]	641	106,156
Sealed Air Corp.	2,013	100,408
Advanced Energy Industries, Inc.	1,155	99,076
Sturm Ruger & Company, Inc.	1,891	95,722
3M Co.	726	87,062
Otis Worldwide Corp.	1,017	79,641
Mueller Industries, Inc.[1]	1,216	71,744
Dorian LPG Ltd.	3,722	70,532
Barnes Group, Inc.[1]	1,554	63,481
Packaging Corporation of America[1]	492	62,932
Crane Holdings Co.	548	55,047
Toro Co.	477	53,996
Sonoco Products Co.[1]	860	52,211
OSI Systems, Inc.*	626	49,779
EnPro Industries, Inc.[1]	394	42,824
Insteel Industries, Inc.	1,309	36,024
TopBuild Corp.*,1	220	34,428
Total Industrial		3,441,976

Financial - 12.9%
Preferred Bank/Los Angeles CA	2,268	169,238
National Bank Holdings Corp. — Class A	3,931	165,377
Hope Bancorp, Inc.	12,908	165,351
Heritage Financial Corp.	5,271	161,503
Renasant Corp.	4,259	160,096
S&T Bancorp, Inc.	4,672	159,689
TowneBank	5,051	155,773
Evercore, Inc. — Class A1	1,237	134,932
Goldman Sachs Group, Inc.	286	98,207
U.S. Bancorp	2,150	93,762
Global Net Lease, Inc. REIT	7,117	89,461
Visa, Inc. — Class A1	419	87,051
Arch Capital Group Ltd.*,1	1,206	75,713
Mastercard, Inc. — Class A	216	75,110
International Bancshares Corp.[1]	1,609	73,628
Office Properties Income Trust REIT	5,332	71,182
Apartment Income REIT Corp. REIT[1]	1,987	68,174
BankUnited, Inc.[1]	1,999	67,906
Central Pacific Financial Corp.	3,257	66,052
Virtus Investment Partners, Inc.	344	65,855
Stewart Information Services Corp.	1,478	63,155
Trustmark Corp.[1]	1,701	59,382
FB Financial Corp.	1,581	57,137
Marcus & Millichap, Inc.	1,637	56,394
Hilltop Holdings, Inc.	1,879	56,389
Brightsphere Investment Group, Inc.	2,694	55,443
Bread Financial Holdings, Inc.	1,364	51,368
PennyMac Financial Services, Inc.[1]	876	49,634
PotlatchDeltic Corp. REIT[1]	1,114	49,005
NMI Holdings, Inc. — Class A*	2,179	45,541
RLI Corp.	337	44,238

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
LONG SHORT EQUITY FUND

	Shares	Value
Aflac, Inc.[1]	583	$41,941
Pathward Financial, Inc.	865	37,238
Associated Banc-Corp.	343	7,920
Total Financial		2,878,845

Consumer, Cyclical - 11.8%
Home Depot, Inc.[1]	633	199,939
Lowe’s Companies, Inc.	882	175,730
Yum! Brands, Inc.	1,335	170,987
Wyndham Hotels & Resorts, Inc.	2,361	168,363
Columbia Sportswear Co.	1,917	167,891
Brunswick Corp.[1]	2,160	155,693
Starbucks Corp.	1,350	133,920
GMS, Inc.*,1	2,375	118,275
NIKE, Inc. — Class B1	916	107,181
Allison Transmission Holdings, Inc.[1]	2,377	98,883
Methode Electronics, Inc.	2,188	97,082
Buckle, Inc.[1]	2,093	94,918
Steven Madden Ltd.	2,730	87,251
Boyd Gaming Corp.[1]	1,564	85,285
Academy Sports & Outdoors, Inc.[1]	1,488	78,179
Watsco, Inc.[1]	297	74,072
Casey’s General Stores, Inc.[1]	330	74,035
Patrick Industries, Inc.	1,055	63,933
General Motors Co.[1]	1,768	59,476
Williams-Sonoma, Inc.	515	59,184
Haverty Furniture Companies, Inc.	1,951	58,335
Oxford Industries, Inc.	608	56,653
Tesla, Inc.*,1	390	48,040
Group 1 Automotive, Inc.[1]	252	45,453
Winnebago Industries, Inc.	848	44,689
Polaris, Inc.	439	44,339
Thor Industries, Inc.[1]	469	35,405
Harley-Davidson, Inc.	800	33,280
Total Consumer, Cyclical		2,636,471

Technology - 9.4%
Microsoft Corp.	1,205	288,983
Apple, Inc.[1]	1,901	246,997
Synopsys, Inc.*	478	152,621
Cirrus Logic, Inc.*,1	2,007	149,481
Applied Materials, Inc.	1,469	143,051
Adobe, Inc.*	225	75,719
Maximus, Inc.	984	72,156
Rambus, Inc.*,1	2,005	71,819
QUALCOMM, Inc.[1]	563	61,896
NetApp, Inc.[1]	1,012	60,781
International Business Machines Corp.[1]	410	57,765
SS&C Technologies Holdings, Inc.	1,061	55,236
ServiceNow, Inc.*	134	52,028
Diodes, Inc.*	674	51,318
NetScout Systems, Inc.*,1	1,576	51,236
Dropbox, Inc. — Class A*	2,283	51,094
Synaptics, Inc.*,1	520	49,483
CSG Systems International, Inc.	839	47,991
Analog Devices, Inc.[1]	286	46,913
NVIDIA Corp.	319	46,619
NXP Semiconductor N.V.	286	45,197
Teradata Corp.*	1,290	43,421
Veeco Instruments, Inc.*	2,198	40,839
Avid Technology, Inc.*	1,433	38,104
Microchip Technology, Inc.[1]	541	38,005
Veradigm, Inc.*,1	2,124	37,467
ACI Worldwide, Inc.*,1	1,604	36,892
Total Technology		2,113,112

Energy - 7.7%
Exxon Mobil Corp.[1]	2,001	220,710
Marathon Petroleum Corp.[1]	1,540	179,241
Antero Midstream Corp.[1]	15,191	163,911
DT Midstream, Inc.[1]	2,864	158,265
Kinder Morgan, Inc.[1]	8,696	157,224
Valero Energy Corp.[1]	917	116,331
Williams Companies, Inc.[1]	3,199	105,247
Phillips 66[1]	1,002	104,288
Chevron Corp.	541	97,104
ONEOK, Inc.[1]	1,284	84,359
CVR Energy, Inc.[1]	2,381	74,621
Occidental Petroleum Corp.[1]	992	62,486
Magnolia Oil & Gas Corp. — Class A	2,041	47,861
SunCoke Energy, Inc.	5,365	46,300
Par Pacific Holdings, Inc.*	1,806	41,989
REX American Resources Corp.*	1,164	37,085
Equitrans Midstream Corp.[1]	5,392	36,126
Total Energy		1,733,148

Utilities - 6.3%
FirstEnergy Corp.	4,181	175,351
OGE Energy Corp.	4,319	170,816
Black Hills Corp.	2,419	170,153
UGI Corp.[1]	4,094	151,765
MGE Energy, Inc.[1]	1,739	122,426
Chesapeake Utilities Corp.[1]	959	113,335
ONE Gas, Inc.	1,273	96,391
Ameren Corp.	1,000	88,920
Clearway Energy, Inc. — Class C	2,717	86,591
Otter Tail Corp.[1]	1,433	84,131
American States Water Co.	646	59,787
National Fuel Gas Co.	761	48,171
Unitil Corp.	860	44,170
Total Utilities		1,412,007

Communications - 4.6%
Verizon Communications, Inc.[1]	4,404	173,518
T-Mobile US, Inc.*,1	1,035	144,900
Alphabet, Inc. — Class C*,1	1,486	131,853
Gogo, Inc.*,1	8,644	127,585
Meta Platforms, Inc. — Class A*,1	926	111,435
Cisco Systems, Inc.	2,229	106,190
VeriSign, Inc.*	303	62,248
InterDigital, Inc.	1,129	55,863
Amazon.com, Inc.*,1	616	51,744
Arista Networks, Inc.*	255	30,944

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
LONG SHORT EQUITY FUND

	Shares	Value
NETGEAR, Inc.*	1,645	$29,791
Total Communications		1,026,071

Basic Materials - 4.0%
Minerals Technologies, Inc.[1]	2,259	137,166
Balchem Corp.[1]	1,065	130,047
Huntsman Corp.[1]	3,412	93,762
NewMarket Corp.[1]	278	86,489
FMC Corp.[1]	644	80,371
Olin Corp.	1,336	70,728
LyondellBasell Industries N.V. — Class A1	797	66,175
Dow, Inc.	1,204	60,670
Westlake Corp.	574	58,858
PPG Industries, Inc.	433	54,445
Ingevity Corp.*	745	52,478
Total Basic Materials		891,189

Total Common Stocks
(Cost $20,190,864)		20,541,200

MONEY MARKET FUND† - 1.4%
Invesco Treasury Obligations Portfolio, 1.00%[2]	305,247	305,247
Total Money Market Fund
(Cost $305,247)		305,247

Total Investments - 93.2%
(Cost $20,496,111)		$20,846,447
Other Assets & Liabilities, net - 6.8%		1,530,894
Total Net Assets - 100.0%		$22,377,341

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements††
Goldman Sachs International	GS Equity Custom Basket	Pay	4.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	$10,507,324	$178,543
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	4.73% (Federal Funds Rate + 0.40%)	At Maturity	03/27/24	10,587,785	161,499
						$21,095,109	$340,042
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	4.03% (Federal Funds Rate - 0.30%)	At Maturity	03/27/24	$12,075,959	$609,266
Goldman Sachs International	GS Equity Custom Basket	Receive	4.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	12,007,782	601,789
						$24,083,741	$1,211,055

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Financial
S&T Bancorp, Inc.	2,383	0.76%	$13,575
Associated Banc-Corp.	3,722	0.81%	10,615
Renasant Corp.	2,172	0.77%	8,681
Preferred Bank/Los Angeles CA	1,157	0.82%	8,000
TowneBank	2,576	0.75%	7,671
Virtus Investment Partners, Inc.	175	0.32%	4,094
PennyMac Financial Services, Inc.	446	0.24%	4,029
Arch Capital Group Ltd.	615	0.36%	3,793
Trustmark Corp.	867	0.29%	3,554
NMI Holdings, Inc. — Class A	1,111	0.22%	2,492
Evercore, Inc. — Class A	631	0.65%	1,867
Bread Financial Holdings, Inc.	696	0.25%	1,749
Aflac, Inc.	297	0.20%	1,510
International Bancshares Corp.	820	0.35%	1,478
Hilltop Holdings, Inc.	958	0.27%	1,405
RLI Corp.	172	0.21%	807
National Bank Holdings Corp. — Class A	2,005	0.80%	359
Visa, Inc. — Class A	213	0.42%	345
Brightsphere Investment Group, Inc.	1,374	0.27%	(165)
U.S. Bancorp	1,096	0.45%	(356)
Mastercard, Inc. — Class A	110	0.36%	(860)
Pathward Financial, Inc.	441	0.18%	(1,811)
Marcus & Millichap, Inc.	835	0.27%	(2,040)
Apartment Income REIT Corp.	1,013	0.33%	(2,681)
Hope Bancorp, Inc.	6,584	0.80%	(3,520)
FB Financial Corp.	806	0.28%	(4,292)
BankUnited, Inc.	1,019	0.33%	(4,381)
PotlatchDeltic Corp.	568	0.24%	(4,671)
Global Net Lease, Inc.	3,630	0.43%	(6,462)
Goldman Sachs Group, Inc.	292	0.95%	(7,914)
Heritage Financial Corp.	2,689	0.78%	(8,294)
Central Pacific Financial Corp.	1,661	0.32%	(9,821)
Stewart Information Services Corp.	754	0.30%	(10,226)
Office Properties Income Trust	2,719	0.34%	(19,081)
Total Financial			(10,551)

Consumer, Non-cyclical
Perdoceo Education Corp.	5,084	0.67%	16,404
Bristol-Myers Squibb Co.	1,181	0.80%	12,463
Vertex Pharmaceuticals, Inc.	181	0.49%	11,308
Ironwood Pharmaceuticals, Inc. — Class A	6,122	0.72%	10,359
Regeneron Pharmaceuticals, Inc.	46	0.31%	9,366
United Therapeutics Corp.	158	0.41%	8,979
Eli Lilly & Co.	151	0.52%	8,327
Coca-Cola Co.	1,565	0.94%	7,536
Amphastar Pharmaceuticals, Inc.	922	0.24%	7,251
Jazz Pharmaceuticals plc	335	0.50%	6,354
Hologic, Inc.	1,169	0.83%	5,349
Incyte Corp.	479	0.36%	5,141
Quest Diagnostics, Inc.	588	0.87%	5,101
Becton Dickinson and Co.	243	0.58%	4,100
Supernus Pharmaceuticals, Inc.	1,341	0.45%	3,660
Gilead Sciences, Inc.	650	0.53%	3,430
Triton International Ltd.	555	0.36%	3,040
Altria Group, Inc.	1,542	0.67%	2,538
PerkinElmer, Inc.	252	0.33%	2,523
Lamb Weston Holdings, Inc.	472	0.40%	1,821
Philip Morris International, Inc.	350	0.33%	1,779
Innoviva, Inc.	1,893	0.24%	1,461
Globus Medical, Inc. — Class A	714	0.50%	1,200
Prestige Consumer Healthcare, Inc.	1,140	0.67%	1,120
Post Holdings, Inc.	808	0.69%	510
Johnson & Johnson	132	0.22%	(284)
Monster Beverage Corp.	811	0.78%	(464)
Hershey Co.	380	0.83%	(582)
Neurocrine Biosciences, Inc.	170	0.19%	(741)
John B Sanfilippo & Son, Inc.	1,052	0.81%	(828)
Inter Parfums, Inc.	373	0.34%	(895)
Danaher Corp.	356	0.89%	(999)
IDEXX Laboratories, Inc.	208	0.80%	(2,654)
AMN Healthcare Services, Inc.	167	0.16%	(2,797)
Varex Imaging Corp.	2,490	0.48%	(3,641)
Royalty Pharma plc — Class A	1,619	0.60%	(5,460)
EVERTEC, Inc.	631	0.19%	(5,884)
Eagle Pharmaceuticals, Inc.	1,050	0.29%	(11,350)
Vanda Pharmaceuticals, Inc.	2,309	0.16%	(17,799)

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
USANA Health Sciences, Inc.	688	0.35%	$(20,632)
Tyson Foods, Inc. — Class A	1,190	0.70%	(24,810)
Total Consumer, Non-cyclical			41,300

Consumer, Cyclical
Columbia Sportswear Co.	977	0.81%	9,318
NIKE, Inc. — Class B	467	0.52%	7,751
Academy Sports & Outdoors, Inc.	759	0.38%	6,464
GMS, Inc.	1,211	0.57%	6,017
Home Depot, Inc.	323	0.96%	5,642
Buckle, Inc.	1,067	0.46%	5,147
Allison Transmission Holdings, Inc.	1,212	0.48%	4,153
Patrick Industries, Inc.	246	0.14%	3,648
Methode Electronics, Inc.	1,116	0.47%	2,622
Lowe’s Companies, Inc.	450	0.85%	2,607
Group 1 Automotive, Inc.	129	0.22%	1,415
Haverty Furniture Companies, Inc.	995	0.28%	1,324
Starbucks Corp.	688	0.64%	874
Casey’s General Stores, Inc.	168	0.36%	230
Thor Industries, Inc.	239	0.17%	(226)
Wyndham Hotels & Resorts, Inc.	1,204	0.81%	(766)
Watsco, Inc.	151	0.36%	(1,547)
Boyd Gaming Corp.	798	0.41%	(1,619)
Yum! Brands, Inc.	681	0.82%	(1,707)
Oxford Industries, Inc.	310	0.27%	(1,925)
Winnebago Industries, Inc.	432	0.22%	(1,963)
Harley-Davidson, Inc.	408	0.16%	(2,134)
Polaris, Inc.	224	0.21%	(2,360)
Steven Madden Ltd.	1,392	0.42%	(3,406)
Williams-Sonoma, Inc.	262	0.28%	(3,542)
Brunswick Corp.	1,102	0.75%	(3,783)
General Motors Co.	902	0.29%	(4,516)
Tesla, Inc.	199	0.23%	(15,445)
Total Consumer, Cyclical			12,273

Technology
Apple, Inc.	969	1.19%	28,412
Microsoft Corp.	615	1.39%	27,566
Rambus, Inc.	1,022	0.35%	16,089
Adobe, Inc.	115	0.37%	5,541
CSG Systems International, Inc.	428	0.23%	4,528
NetApp, Inc.	516	0.29%	3,244
Diodes, Inc.	343	0.25%	2,772
Veradigm, Inc.	1,083	0.18%	2,187
Analog Devices, Inc.	146	0.23%	2,118
NetScout Systems, Inc.	804	0.25%	1,383
International Business Machines Corp.	209	0.28%	1,057
Maximus, Inc.	502	0.35%	401
ServiceNow, Inc.	68	0.25%	(74)
Dropbox, Inc. — Class A	1,164	0.25%	(185)
QUALCOMM, Inc.	287	0.30%	(228)
Teradata Corp.	658	0.21%	(284)
Microchip Technology, Inc.	276	0.18%	(857)
Veeco Instruments, Inc.	1,121	0.20%	(1,069)
Avid Technology, Inc.	730	0.18%	(1,343)
Synaptics, Inc.	265	0.24%	(2,186)
SS&C Technologies Holdings, Inc.	541	0.27%	(2,354)
NXP Semiconductor N.V.	146	0.22%	(2,744)
Synopsys, Inc.	243	0.73%	(3,249)
ACI Worldwide, Inc.	818	0.18%	(3,331)
NVIDIA Corp.	163	0.22%	(3,424)
Cirrus Logic, Inc.	1,024	0.72%	(3,459)
Applied Materials, Inc.	749	0.69%	(6,632)
Total Technology			63,879

Industrial
Vishay Intertechnology, Inc.	3,128	0.64%	10,816
Standex International Corp.	833	0.81%	9,895
Dorian LPG Ltd.	1,898	0.34%	9,460
Keysight Technologies, Inc.	343	0.55%	8,185
Donaldson Company, Inc.	1,456	0.81%	6,854
Emerson Electric Co.	940	0.85%	6,612
Barnes Group, Inc.	792	0.31%	5,675
Snap-on, Inc.	363	0.78%	5,390
Louisiana-Pacific Corp.	1,136	0.64%	4,905
Eagle Materials, Inc.	589	0.74%	4,869
Albany International Corp. — Class A	806	0.75%	4,468
Mueller Industries, Inc.	620	0.35%	3,862
Textron, Inc.	1,194	0.80%	3,068
EnPro Industries, Inc.	201	0.21%	2,071
AMETEK, Inc.	618	0.82%	1,948
Advanced Energy Industries, Inc.	589	0.48%	1,604
Lockheed Martin Corp.	142	0.65%	1,341
Toro Co.	243	0.26%	849
OSI Systems, Inc.	319	0.24%	32
Otis Worldwide Corp.	519	0.38%	(50)
General Dynamics Corp.	346	0.81%	(161)
Sonoco Products Co.	438	0.25%	(501)
Graco, Inc.	1,267	0.80%	(586)
Crane Holdings Co.	279	0.26%	(700)
Eaton Corporation plc	359	0.53%	(1,386)
Packaging Corporation of America	251	0.30%	(1,775)
3M Co.	370	0.42%	(1,801)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
TopBuild Corp.	112	0.17%	$(1,952)
Sealed Air Corp.	1,027	0.48%	(3,294)
Acuity Brands, Inc.	326	0.51%	(5,005)
Insteel Industries, Inc.	668	0.17%	(5,528)
Sturm Ruger & Company, Inc.	965	0.46%	(14,438)
Total Industrial			54,727

Communications
Alphabet, Inc. — Class C	758	0.64%	10,584
Cisco Systems, Inc.	1,137	0.51%	5,748
T-Mobile US, Inc.	528	0.70%	2,945
VeriSign, Inc.	154	0.30%	1,257
Arista Networks, Inc.	130	0.15%	(1,568)
NETGEAR, Inc.	839	0.14%	(5,599)
Meta Platforms, Inc. — Class A	472	0.54%	(7,784)
InterDigital, Inc.	576	0.27%	(7,919)
Gogo, Inc.	4,409	0.61%	(9,211)
Amazon.com, Inc.	314	0.25%	(11,483)
Verizon Communications, Inc.	2,246	0.84%	(15,285)
Total Communications			(38,315)

Utilities
FirstEnergy Corp.	2,132	0.84%	8,977
National Fuel Gas Co.	388	0.23%	3,741
Unitil Corp.	439	0.21%	2,153
ONE Gas, Inc.	649	0.46%	1,702
Ameren Corp.	510	0.43%	875
Black Hills Corp.	1,234	0.82%	259
OGE Energy Corp.	2,203	0.82%	17
Chesapeake Utilities Corp.	489	0.55%	(56)
American States Water Co.	330	0.29%	(1,644)
Otter Tail Corp.	731	0.41%	(2,377)
Clearway Energy, Inc. — Class C	1,386	0.42%	(3,017)
MGE Energy, Inc.	887	0.59%	(4,361)
UGI Corp.	2,088	0.73%	(4,609)
Total Utilities			1,660

Energy
Exxon Mobil Corp.	1,021	1.06%	15,777
Marathon Petroleum Corp.	785	0.86%	12,523
Phillips 66	511	0.50%	9,280
Chevron Corp.	276	0.47%	8,320
Valero Energy Corp.	468	0.56%	6,438
Antero Midstream Corp.	7,749	0.79%	4,803
Par Pacific Holdings, Inc.	921	0.20%	4,550
ONEOK, Inc.	655	0.41%	3,689
REX American Resources Corp.	593	0.18%	1,160
Kinder Morgan, Inc.	4,436	0.76%	1,102
SunCoke Energy, Inc.	2,736	0.22%	444
Magnolia Oil & Gas Corp. — Class A	1,041	0.23%	(789)
Williams Companies, Inc.	1,632	0.51%	(1,544)
Equitrans Midstream Corp.	2,750	0.17%	(1,549)
DT Midstream, Inc.	1,461	0.76%	(2,512)
Occidental Petroleum Corp.	506	0.30%	(3,953)
CVR Energy, Inc.	1,214	0.36%	(5,816)
Total Energy			51,923

Basic Materials
FMC Corp.	328	0.39%	5,370
Westlake Corp.	293	0.28%	3,082
Ingevity Corp.	380	0.25%	978
NewMarket Corp.	141	0.41%	(69)
Dow, Inc.	614	0.29%	(466)
Olin Corp.	681	0.34%	(1,501)
PPG Industries, Inc.	220	0.26%	(1,950)
LyondellBasell Industries N.V. — Class A	406	0.32%	(4,068)
Huntsman Corp.	1,740	0.45%	(5,537)
Minerals Technologies, Inc.	1,152	0.66%	(5,562)
Balchem Corp.	543	0.63%	(5,674)
Total Basic Materials			(15,397)
Total MS Equity Long Custom Basket			$161,499

MS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
ASGN, Inc.	817	(0.54)%	$33,959
Healthcare Services Group, Inc.	4,464	(0.44)%	21,240
Dun & Bradstreet Holdings, Inc.	2,868	(0.29)%	19,597
Equifax, Inc.	760	(1.22)%	17,841
FTI Consulting, Inc.	653	(0.86)%	14,144
Viad Corp.	1,426	(0.29)%	8,984
TransUnion	2,000	(0.94)%	7,353
Rollins, Inc.	1,422	(0.43)%	7,353
CoStar Group, Inc.	1,292	(0.83)%	6,985
Driven Brands Holdings, Inc.	4,063	(0.92)%	6,720
Patterson Companies, Inc.	2,358	(0.55)%	6,264
ABM Industries, Inc.	3,063	(1.13)%	2,727
GXO Logistics, Inc.	938	(0.33)%	2,105
Cardinal Health, Inc.	621	(0.40)%	1,900
S&P Global, Inc.	134	(0.37)%	(2,328)
Bright Horizons Family Solutions, Inc.	743	(0.39)%	(2,871)
Quanta Services, Inc.	450	(0.53)%	(5,176)
Cintas Corp.	367	(1.37)%	(9,767)
ICU Medical, Inc.	819	(1.07)%	(17,637)
Total Consumer, Non-cyclical			119,393

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Utilities
Public Service Enterprise Group, Inc.	2,803	(1.42)%	$11,960
Atmos Energy Corp.	847	(0.79)%	2,790
Eversource Energy	1,018	(0.71)%	(197)
AES Corp.	2,337	(0.56)%	(832)
Vistra Corp.	3,588	(0.69)%	(866)
Exelon Corp.	3,585	(1.28)%	(5,994)
Edison International	2,597	(1.37)%	(12,698)
Total Utilities			(5,837)

Basic Materials
Alcoa Corp.	1,045	(0.39)%	1,927
Freeport-McMoRan, Inc.	1,337	(0.42)%	1,273
ATI, Inc.	1,649	(0.41)%	1,151
Southern Copper Corp.	652	(0.33)%	(4,580)
Total Basic Materials			(229)

Financial
Signature Bank	514	(0.49)%	68,358
Invitation Homes, Inc.	3,003	(0.74)%	39,229
Crown Castle, Inc.	546	(0.61)%	32,527
Equinix, Inc.	162	(0.88)%	26,750
Americold Realty Trust, Inc.	2,455	(0.58)%	24,604
Sun Communities, Inc.	1,206	(1.43)%	21,846
Bank of America Corp.	4,160	(1.14)%	17,991
Extra Space Storage, Inc.	345	(0.42)%	17,138
Welltower, Inc.	717	(0.39)%	16,201
Northern Trust Corp.	1,896	(1.39)%	15,799
KKR & Company, Inc. — Class A	1,812	(0.70)%	15,584
Xenia Hotels & Resorts, Inc.	4,153	(0.45)%	15,471
Howard Hughes Corp.	2,088	(1.32)%	15,191
Kennedy-Wilson Holdings, Inc.	6,366	(0.83)%	14,971
UDR, Inc.	4,208	(1.35)%	14,543
Ares Management Corp. — Class A	1,461	(0.83)%	13,466
Digital Realty Trust, Inc.	646	(0.54)%	13,129
Equitable Holdings, Inc.	5,510	(1.31)%	12,703
Raymond James Financial, Inc.	1,461	(1.29)%	12,477
Assurant, Inc.	529	(0.55)%	11,333
NexPoint Residential Trust, Inc.	775	(0.28)%	10,905
American Tower Corp. — Class A	662	(1.16)%	10,761
Ryman Hospitality Properties, Inc.	1,115	(0.76)%	8,817
Pebblebrook Hotel Trust	3,731	(0.41)%	8,118
Host Hotels & Resorts, Inc.	4,228	(0.56)%	7,005
American Homes 4 Rent — Class A	1,131	(0.28)%	6,803
Wells Fargo & Co.	1,845	(0.63)%	5,583
Principal Financial Group, Inc.	1,050	(0.73)%	5,409
Alexandria Real Estate Equities, Inc.	1,118	(1.35)%	5,016
Realty Income Corp.	550	(0.29)%	4,991
KeyCorp	9,645	(1.39)%	4,882
Kite Realty Group Trust	5,986	(1.04)%	4,572
Ventas, Inc.	1,417	(0.53)%	4,251
Iron Mountain, Inc.	2,237	(0.92)%	3,622
Kimco Realty Corp.	6,323	(1.11)%	3,575
Apple Hospitality REIT, Inc.	2,919	(0.38)%	2,384
Independence Realty Trust, Inc.	3,685	(0.51)%	1,631
Cboe Global Markets, Inc.	477	(0.50)%	820
Citigroup, Inc.	2,373	(0.89)%	815
Willis Towers Watson plc	313	(0.63)%	697
Cullen/Frost Bankers, Inc.	534	(0.59)%	(1,124)
Progressive Corp.	1,192	(1.28)%	(1,346)
Cincinnati Financial Corp.	431	(0.37)%	(1,391)
Equity LifeStyle Properties, Inc.	721	(0.39)%	(1,558)
Intercontinental Exchange, Inc.	949	(0.81)%	(1,980)
PNC Financial Services Group, Inc.	1,047	(1.37)%	(2,561)
American International Group, Inc.	1,561	(0.82)%	(3,024)
TFS Financial Corp.	4,576	(0.55)%	(3,175)
Aon plc — Class A	189	(0.47)%	(4,442)
BlackRock, Inc. — Class A	125	(0.73)%	(4,516)
Invesco Ltd.	5,066	(0.75)%	(7,359)
First Republic Bank	913	(0.92)%	(7,435)
CBRE Group, Inc. — Class A	1,162	(0.74)%	(7,561)
Allstate Corp.	1,031	(1.16)%	(10,341)
Arthur J Gallagher & Co.	409	(0.64)%	(10,499)
Apollo Global Management, Inc.	2,299	(1.21)%	(11,866)
Total Financial			439,790

Consumer, Cyclical
MillerKnoll, Inc.	2,001	(0.35)%	32,558
CarMax, Inc.	989	(0.50)%	23,200
American Airlines Group, Inc.	3,895	(0.41)%	20,915
Hanesbrands, Inc.	7,148	(0.38)%	16,335
Hawaiian Holdings, Inc.	3,532	(0.30)%	12,093
Hyatt Hotels Corp. — Class A	424	(0.32)%	3,270
Costco Wholesale Corp.	106	(0.40)%	3,197
Floor & Decor Holdings, Inc. — Class A	546	(0.31)%	2,881

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Live Nation Entertainment, Inc.	720	(0.42)%	$2,764
Cracker Barrel Old Country Store, Inc.	500	(0.39)%	813
Delta Air Lines, Inc.	3,757	(1.02)%	610
Walgreens Boots Alliance, Inc.	3,128	(0.97)%	(1,481)
WESCO International, Inc.	467	(0.48)%	(2,976)
Copart, Inc.	2,560	(1.29)%	(4,154)
Madison Square Garden Sports Corp. — Class A	467	(0.71)%	(18,901)
Total Consumer, Cyclical			91,124

Industrial
Stanley Black & Decker, Inc.	862	(0.54)%	47,169
Stericycle, Inc.	759	(0.31)%	18,438
Waste Management, Inc.	988	(1.28)%	14,477
CH Robinson Worldwide, Inc.	385	(0.29)%	6,075
Union Pacific Corp.	229	(0.39)%	4,914
Republic Services, Inc. — Class A	473	(0.51)%	4,892
Kirby Corp.	840	(0.45)%	3,419
Old Dominion Freight Line, Inc.	189	(0.44)%	2,296
Knight-Swift Transportation Holdings, Inc.	722	(0.31)%	2,157
Jacobs Solutions, Inc.	1,347	(1.34)%	2,090
TD SYNNEX Corp.	1,743	(1.37)%	(408)
Teledyne Technologies, Inc.	127	(0.42)%	(676)
Norfolk Southern Corp.	285	(0.58)%	(974)
J.B. Hunt Transport Services, Inc.	321	(0.46)%	(1,122)
TransDigm Group, Inc.	56	(0.29)%	(4,706)
FedEx Corp.	370	(0.53)%	(6,540)
Boeing Co.	320	(0.50)%	(7,987)
Xylem, Inc.	490	(0.45)%	(9,272)
Casella Waste Systems, Inc. — Class A	1,457	(0.96)%	(16,844)
MSA Safety, Inc.	834	(1.00)%	(16,895)
Total Industrial			40,503

Energy
Diamondback Energy, Inc.	413	(0.47)%	9,372
NOV, Inc.	3,123	(0.54)%	6,323
Pioneer Natural Resources Co.	234	(0.44)%	591
Helmerich & Payne, Inc.	1,356	(0.56)%	60
ChampionX Corp.	1,770	(0.42)%	(12,540)
Valaris Ltd.	1,145	(0.64)%	(18,838)
Halliburton Co.	4,492	(1.46)%	(19,158)
Hess Corp.	974	(1.14)%	(23,679)
EOG Resources, Inc.	1,155	(1.24)%	(25,586)
Schlumberger Ltd.	1,782	(0.79)%	(27,646)
Total Energy			(111,101)

Communications
IAC, Inc.	1,342	(0.49)%	16,536
Walt Disney Co.	1,123	(0.81)%	13,092
Warner Bros Discovery, Inc.	4,549	(0.36)%	11,491
Paramount Global — Class B	2,958	(0.41)%	7,865
Uber Technologies, Inc.	2,750	(0.56)%	4,248
Interpublic Group of Companies, Inc.	4,524	(1.25)%	(17,902)
Total Communications			35,330

Technology
Take-Two Interactive Software, Inc.	809	(0.70)%	2,204
Science Applications International Corp.	1,509	(1.39)%	(1,911)
Total Technology			293
Total MS Equity Short Custom Basket			609,266

GS EQUITY LONG CUSTOM BASKET
Financial
S&T Bancorp, Inc.	2,383	0.79%	13,528
Associated Banc-Corp.	3,722	0.82%	10,742
Renasant Corp.	2,172	0.78%	8,658
Preferred Bank/Los Angeles CA	1,157	0.82%	8,067
TowneBank	2,576	0.76%	8,017
PennyMac Financial Services, Inc.	446	0.24%	4,083
Virtus Investment Partners, Inc.	175	0.32%	4,021
Arch Capital Group Ltd.	615	0.37%	3,837
Trustmark Corp.	867	0.29%	3,554
NMI Holdings, Inc. — Class A	1,111	0.22%	2,541
Evercore, Inc. — Class A	631	0.66%	2,402
Bread Financial Holdings, Inc.	696	0.25%	1,849
Aflac, Inc.	297	0.20%	1,582
International Bancshares Corp.	820	0.36%	1,461
Hilltop Holdings, Inc.	958	0.27%	1,400
RLI Corp.	172	0.21%	826
National Bank Holdings Corp. — Class A	2,005	0.80%	587
Visa, Inc. — Class A	213	0.42%	296
Brightsphere Investment Group, Inc.	1,374	0.27%	(107)
U.S. Bancorp	1,096	0.45%	(339)
Mastercard, Inc. — Class A	110	0.36%	(859)

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Pathward Financial, Inc.	441	0.18%	$(1,869)
Marcus & Millichap, Inc.	835	0.27%	(2,054)
Apartment Income REIT Corp.	1,013	0.33%	(2,610)
Hope Bancorp, Inc.	6,584	0.80%	(3,488)
FB Financial Corp.	806	0.28%	(4,313)
BankUnited, Inc.	1,019	0.33%	(4,374)
PotlatchDeltic Corp.	568	0.24%	(4,727)
Global Net Lease, Inc.	3,630	0.43%	(6,410)
Heritage Financial Corp.	2,689	0.78%	(8,393)
Central Pacific Financial Corp.	1,661	0.32%	(9,857)
Stewart Information Services Corp.	754	0.31%	(10,249)
Office Properties Income Trust	2,719	0.35%	(19,078)
Total Financial			(1,276)

Consumer, Non-cyclical
Perdoceo Education Corp.	5,084	0.68%	16,374
Bristol-Myers Squibb Co.	1,181	0.81%	12,470
Vertex Pharmaceuticals, Inc.	181	0.50%	11,267
Ironwood Pharmaceuticals, Inc. — Class A	6,122	0.72%	10,215
Regeneron Pharmaceuticals, Inc.	46	0.32%	9,370
United Therapeutics Corp.	158	0.42%	8,946
Eli Lilly & Co.	151	0.53%	8,342
Coca-Cola Co.	1,565	0.95%	7,692
Amphastar Pharmaceuticals, Inc.	922	0.25%	7,243
Jazz Pharmaceuticals plc	335	0.51%	6,508
Hologic, Inc.	1,169	0.83%	5,341
Incyte Corp.	479	0.37%	5,309
Quest Diagnostics, Inc.	588	0.88%	5,153
Becton Dickinson and Co.	243	0.59%	4,034
Gilead Sciences, Inc.	650	0.53%	3,399
Supernus Pharmaceuticals, Inc.	1,341	0.46%	3,157
Triton International Ltd.	555	0.36%	3,045
Altria Group, Inc.	1,542	0.67%	2,528
PerkinElmer, Inc.	252	0.34%	2,484
Lamb Weston Holdings, Inc.	472	0.40%	1,847
Philip Morris International, Inc.	350	0.34%	1,746
Innoviva, Inc.	1,893	0.24%	1,348
Prestige Consumer Healthcare, Inc.	1,140	0.68%	1,116
Globus Medical, Inc. — Class A	714	0.50%	984
Post Holdings, Inc.	808	0.69%	777
Johnson & Johnson	132	0.22%	(283)
Hershey Co.	380	0.84%	(500)
Monster Beverage Corp.	811	0.78%	(577)
Neurocrine Biosciences, Inc.	170	0.19%	(748)
John B Sanfilippo & Son, Inc.	1,052	0.81%	(800)
Inter Parfums, Inc.	373	0.34%	(821)
Danaher Corp.	356	0.90%	(1,185)
IDEXX Laboratories, Inc.	208	0.81%	(2,734)
AMN Healthcare Services, Inc.	167	0.16%	(2,785)
Varex Imaging Corp.	2,490	0.48%	(3,425)
Royalty Pharma plc — Class A	1,619	0.61%	(5,230)
EVERTEC, Inc.	631	0.19%	(5,906)
Eagle Pharmaceuticals, Inc.	1,050	0.29%	(11,605)
Vanda Pharmaceuticals, Inc.	2,309	0.16%	(17,814)
USANA Health Sciences, Inc.	688	0.35%	(20,683)
Tyson Foods, Inc. — Class A	1,190	0.71%	(24,725)
Total Consumer, Non-cyclical			40,874

Consumer, Cyclical
Columbia Sportswear Co.	977	0.81%	9,651
Patrick Industries, Inc.	573	0.33%	8,431
NIKE, Inc. — Class B	467	0.52%	7,763
Academy Sports & Outdoors, Inc.	759	0.38%	6,512
GMS, Inc.	1,211	0.57%	5,904
Home Depot, Inc.	323	0.97%	5,602
Buckle, Inc.	1,067	0.46%	5,179
Allison Transmission Holdings, Inc.	1,212	0.48%	4,151
Methode Electronics, Inc.	1,116	0.47%	2,635
Lowe’s Companies, Inc.	450	0.85%	2,599
Group 1 Automotive, Inc.	129	0.22%	1,553
Haverty Furniture Companies, Inc.	995	0.28%	1,307
Starbucks Corp.	688	0.65%	863
Casey’s General Stores, Inc.	168	0.36%	369
Thor Industries, Inc.	239	0.17%	(195)
Wyndham Hotels & Resorts, Inc.	1,204	0.82%	(903)
Watsco, Inc.	151	0.36%	(1,298)
Boyd Gaming Corp.	798	0.41%	(1,552)
Yum! Brands, Inc.	681	0.83%	(1,694)
Winnebago Industries, Inc.	432	0.22%	(1,800)
Harley-Davidson, Inc.	408	0.16%	(2,159)
Oxford Industries, Inc.	310	0.27%	(2,164)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Polaris, Inc.	224	0.22%	$(2,375)
Williams-Sonoma, Inc.	262	0.29%	(3,326)
Steven Madden Ltd.	1,392	0.42%	(3,502)
Brunswick Corp.	1,102	0.76%	(3,552)
General Motors Co.	902	0.29%	(4,501)
Tesla, Inc.	199	0.23%	(15,297)
Total Consumer, Cyclical			18,201

Technology
Apple, Inc.	969	1.20%	27,865
Microsoft Corp.	615	1.40%	25,120
Rambus, Inc.	1,022	0.35%	16,081
Adobe, Inc.	115	0.37%	5,476
CSG Systems International, Inc.	428	0.23%	4,480
NetApp, Inc.	516	0.29%	3,242
Diodes, Inc.	343	0.25%	2,768
Veradigm, Inc.	1,083	0.18%	2,172
Analog Devices, Inc.	146	0.23%	2,140
International Business Machines Corp.	209	0.28%	1,064
NetScout Systems, Inc.	804	0.25%	980
Maximus, Inc.	502	0.35%	487
ServiceNow, Inc.	68	0.25%	(98)
QUALCOMM, Inc.	287	0.30%	(134)
Dropbox, Inc. — Class A	1,164	0.25%	(264)
Teradata Corp.	658	0.21%	(292)
Microchip Technology, Inc.	276	0.18%	(812)
Veeco Instruments, Inc.	1,121	0.20%	(1,047)
Avid Technology, Inc.	730	0.18%	(1,481)
Synaptics, Inc.	265	0.24%	(2,106)
SS&C Technologies Holdings, Inc.	541	0.27%	(2,234)
NXP Semiconductor N.V.	146	0.22%	(2,653)
NVIDIA Corp.	163	0.23%	(3,220)
ACI Worldwide, Inc.	818	0.18%	(3,286)
Synopsys, Inc.	243	0.74%	(3,301)
Cirrus Logic, Inc.	1,024	0.73%	(3,590)
Applied Materials, Inc.	749	0.69%	(6,802)
Total Technology			60,555

Industrial
Vishay Intertechnology, Inc.	3,128	0.65%	10,758
Standex International Corp.	833	0.81%	9,748
Dorian LPG Ltd.	1,898	0.34%	9,513
Keysight Technologies, Inc.	343	0.56%	8,190
Donaldson Company, Inc.	1,456	0.82%	7,067
Emerson Electric Co.	940	0.86%	6,679
Barnes Group, Inc.	792	0.31%	5,589
Snap-on, Inc.	363	0.79%	5,342
Louisiana-Pacific Corp.	1,136	0.64%	5,270
Eagle Materials, Inc.	589	0.74%	4,899
Albany International Corp. — Class A	806	0.76%	4,418
Mueller Industries, Inc.	620	0.35%	3,903
Textron, Inc.	1,194	0.80%	3,745
AMETEK, Inc.	618	0.82%	2,070
EnPro Industries, Inc.	201	0.21%	2,039
Advanced Energy Industries, Inc.	589	0.48%	1,763
Lockheed Martin Corp.	142	0.66%	1,449
Toro Co.	243	0.26%	843
General Dynamics Corp.	346	0.82%	26
OSI Systems, Inc.	319	0.24%	(2)
Otis Worldwide Corp.	519	0.39%	(67)
Graco, Inc.	1,267	0.81%	(422)
Sonoco Products Co.	438	0.25%	(438)
Crane Holdings Co.	279	0.27%	(661)
Eaton Corporation plc	359	0.54%	(1,392)
Packaging Corporation of America	251	0.31%	(1,802)
3M Co.	370	0.42%	(1,838)
TopBuild Corp.	112	0.17%	(2,005)
Sealed Air Corp.	1,027	0.49%	(3,316)
Acuity Brands, Inc.	326	0.51%	(4,885)
Insteel Industries, Inc.	668	0.17%	(5,206)
Sturm Ruger & Company, Inc.	965	0.46%	(14,552)
Total Industrial			56,725

Communications
Alphabet, Inc. — Class C	758	0.64%	11,979
Cisco Systems, Inc.	1,137	0.52%	5,840
T-Mobile US, Inc.	528	0.70%	2,887
VeriSign, Inc.	154	0.30%	1,276
Arista Networks, Inc.	130	0.15%	(1,460)
NETGEAR, Inc.	839	0.14%	(5,668)
InterDigital, Inc.	576	0.27%	(7,900)
Meta Platforms, Inc. — Class A	472	0.54%	(8,038)
Gogo, Inc.	4,409	0.62%	(8,664)
Amazon.com, Inc.	314	0.25%	(11,554)
Verizon Communications, Inc.	2,246	0.84%	(15,347)
Total Communications			(36,649)

Utilities
FirstEnergy Corp.	2,132	0.85%	9,492
National Fuel Gas Co.	388	0.23%	3,728
Unitil Corp.	439	0.21%	2,148
ONE Gas, Inc.	649	0.47%	1,776
Ameren Corp.	510	0.43%	884
OGE Energy Corp.	2,203	0.83%	198
Black Hills Corp.	1,234	0.83%	102
Chesapeake Utilities Corp.	489	0.55%	(146)
American States Water Co.	330	0.29%	(1,584)
Otter Tail Corp.	731	0.41%	(2,422)

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Clearway Energy, Inc. — Class C	1,386	0.42%	$(3,021)
MGE Energy, Inc.	887	0.59%	(4,401)
UGI Corp.	2,088	0.74%	(4,420)
Total Utilities			2,334

Energy
Exxon Mobil Corp.	1,021	1.07%	15,785
Marathon Petroleum Corp.	785	0.87%	12,649
Phillips 66	511	0.51%	9,347
Chevron Corp.	276	0.47%	8,400
Valero Energy Corp.	468	0.57%	6,584
Antero Midstream Corp.	7,749	0.80%	4,981
Par Pacific Holdings, Inc.	921	0.20%	4,551
ONEOK, Inc.	655	0.41%	3,671
Kinder Morgan, Inc.	4,436	0.76%	1,203
REX American Resources Corp.	593	0.18%	1,173
SunCoke Energy, Inc.	2,736	0.22%	444
Magnolia Oil & Gas Corp. — Class A	1,041	0.23%	(831)
Williams Companies, Inc.	1,632	0.51%	(1,576)
Equitrans Midstream Corp.	2,750	0.18%	(1,684)
DT Midstream, Inc.	1,461	0.77%	(2,499)
Occidental Petroleum Corp.	506	0.30%	(3,623)
CVR Energy, Inc.	1,214	0.36%	(5,638)
Total Energy			52,937

Basic Materials
FMC Corp.	328	0.39%	5,569
Westlake Corp.	293	0.29%	3,061
Ingevity Corp.	380	0.25%	925
NewMarket Corp.	141	0.42%	32
Dow, Inc.	614	0.29%	(438)
Olin Corp.	681	0.34%	(1,518)
PPG Industries, Inc.	220	0.26%	(1,974)
LyondellBasell Industries N.V. — Class A	406	0.32%	(4,082)
Minerals Technologies, Inc.	1,152	0.67%	(5,438)
Balchem Corp.	543	0.63%	(5,626)
Huntsman Corp.	1,740	0.46%	(5,669)
Total Basic Materials			(15,158)
Total GS Equity Long Custom Basket			178,543

GS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
ASGN, Inc.	817	(0.56)%	33,897
Healthcare Services Group, Inc.	4,464	(0.45)%	21,467
Dun & Bradstreet Holdings, Inc.	2,868	(0.29)%	19,381
Equifax, Inc.	760	(1.23)%	18,072
FTI Consulting, Inc.	653	(0.86)%	14,513
Viad Corp.	1,426	(0.29)%	9,139
Rollins, Inc.	1,422	(0.43)%	7,280
TransUnion	2,000	(0.95)%	7,018
Driven Brands Holdings, Inc.	4,063	(0.92)%	6,852
CoStar Group, Inc.	1,292	(0.83)%	6,672
Patterson Companies, Inc.	2,358	(0.55)%	6,054
ABM Industries, Inc.	3,063	(1.13)%	2,693
GXO Logistics, Inc.	938	(0.33)%	2,092
Cardinal Health, Inc.	621	(0.40)%	1,973
S&P Global, Inc.	134	(0.37)%	(2,363)
Bright Horizons Family Solutions, Inc.	743	(0.39)%	(2,777)
Quanta Services, Inc.	450	(0.53)%	(5,115)
Cintas Corp.	367	(1.38)%	(10,292)
ICU Medical, Inc.	819	(1.07)%	(17,759)
Total Consumer, Non-cyclical			118,797

Utilities
Public Service Enterprise Group, Inc.	2,803	(1.44)%	12,709
Atmos Energy Corp.	847	(0.79)%	2,798
Eversource Energy	1,018	(0.71)%	(445)
AES Corp.	2,337	(0.56)%	(710)
Vistra Corp.	3,588	(0.69)%	(1,090)
Exelon Corp.	3,585	(1.29)%	(6,104)
Edison International	2,597	(1.38)%	(13,617)
Total Utilities			(6,459)

Basic Materials
Alcoa Corp.	1,045	(0.41)%	2,117
ATI, Inc.	1,649	(0.41)%	1,325
Freeport-McMoRan, Inc.	1,337	(0.42)%	1,298
Southern Copper Corp.	652	(0.33)%	(4,592)
Total Basic Materials			148

Financial
Signature Bank	514	(0.50)%	68,291
Invitation Homes, Inc.	3,003	(0.74)%	39,185
Crown Castle, Inc.	546	(0.62)%	32,059
Equinix, Inc.	162	(0.88)%	26,481
Americold Realty Trust, Inc.	2,455	(0.58)%	24,452
Howard Hughes Corp.	1,196	(0.76)%	21,953
Sun Communities, Inc.	1,206	(1.44)%	21,949
Bank of America Corp.	4,160	(1.15)%	17,934
Extra Space Storage, Inc.	345	(0.42)%	17,029
Welltower, Inc.	717	(0.39)%	16,252
Xenia Hotels & Resorts, Inc.	4,153	(0.46)%	15,941
KKR & Company, Inc. — Class A	1,812	(0.70)%	15,652
Kennedy-Wilson Holdings, Inc.	6,366	(0.83)%	14,967
Northern Trust Corp.	1,896	(1.40)%	14,575
UDR, Inc.	4,208	(1.36)%	14,552

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Ares Management Corp. — Class A	1,461	(0.83)%	$13,482
Digital Realty Trust, Inc.	646	(0.54)%	13,075
Equitable Holdings, Inc.	5,510	(1.32)%	12,429
Raymond James Financial, Inc.	1,461	(1.30)%	12,231
Assurant, Inc.	529	(0.55)%	11,370
American Tower Corp. — Class A	662	(1.17)%	11,032
NexPoint Residential Trust, Inc.	775	(0.28)%	10,944
Ryman Hospitality Properties, Inc.	1,115	(0.76)%	8,783
Pebblebrook Hotel Trust	3,731	(0.42)%	8,196
Host Hotels & Resorts, Inc.	4,228	(0.57)%	7,155
American Homes 4 Rent — Class A	1,131	(0.28)%	6,904
Wells Fargo & Co.	1,845	(0.63)%	5,558
Principal Financial Group, Inc.	1,050	(0.73)%	5,448
Realty Income Corp.	550	(0.29)%	5,089
Kite Realty Group Trust	5,986	(1.05)%	4,650
KeyCorp	9,645	(1.40)%	4,222
Alexandria Real Estate Equities, Inc.	1,118	(1.36)%	4,116
Ventas, Inc.	1,417	(0.53)%	3,986
Iron Mountain, Inc.	2,237	(0.93)%	3,604
Kimco Realty Corp.	6,323	(1.12)%	3,249
Apple Hospitality REIT, Inc.	2,919	(0.38)%	2,352
Independence Realty Trust, Inc.	3,685	(0.52)%	1,593
Citigroup, Inc.	2,373	(0.89)%	996
Cboe Global Markets, Inc.	477	(0.50)%	884
Willis Towers Watson plc	313	(0.64)%	842
Cullen/Frost Bankers, Inc.	534	(0.59)%	(1,116)
Equity LifeStyle Properties, Inc.	721	(0.39)%	(1,261)
Progressive Corp.	1,192	(1.29)%	(1,451)
Cincinnati Financial Corp.	431	(0.37)%	(1,739)
Intercontinental Exchange, Inc.	949	(0.81)%	(2,108)
American International Group, Inc.	1,561	(0.82)%	(2,861)
PNC Financial Services Group, Inc.	1,047	(1.38)%	(3,079)
TFS Financial Corp.	4,576	(0.55)%	(3,160)
BlackRock, Inc. — Class A	125	(0.74)%	(4,538)
Aon plc — Class A	189	(0.47)%	(4,598)
Invesco Ltd.	5,066	(0.76)%	(7,525)
First Republic Bank	913	(0.93)%	(7,733)
CBRE Group, Inc. — Class A	1,162	(0.74)%	(8,269)
Arthur J Gallagher & Co.	409	(0.64)%	(10,365)
Allstate Corp.	1,031	(1.16)%	(10,421)
Apollo Global Management, Inc.	2,299	(1.22)%	(11,992)
Total Financial			441,246

Consumer, Cyclical
MillerKnoll, Inc.	2,001	(0.35)%	32,544
CarMax, Inc.	989	(0.50)%	23,148
American Airlines Group, Inc.	3,895	(0.41)%	20,968
Hanesbrands, Inc.	7,148	(0.38)%	15,876
Hawaiian Holdings, Inc.	3,532	(0.30)%	12,003
Hyatt Hotels Corp. — Class A	424	(0.32)%	3,335
Costco Wholesale Corp.	106	(0.40)%	3,214
Floor & Decor Holdings, Inc. — Class A	546	(0.32)%	2,918
Live Nation Entertainment, Inc.	720	(0.42)%	2,876
Cracker Barrel Old Country Store, Inc.	500	(0.39)%	738
Delta Air Lines, Inc.	3,757	(1.03)%	560
Walgreens Boots Alliance, Inc.	3,128	(0.97)%	(2,234)
WESCO International, Inc.	467	(0.49)%	(2,829)
Copart, Inc.	2,560	(1.30)%	(5,074)
Madison Square Garden Sports Corp. — Class A	467	(0.71)%	(19,915)
Total Consumer, Cyclical			88,129

Industrial
Stanley Black & Decker, Inc.	862	(0.54)%	47,061
Stericycle, Inc.	759	(0.32)%	18,425
Waste Management, Inc.	988	(1.29)%	14,278
CH Robinson Worldwide, Inc.	385	(0.29)%	5,967
Republic Services, Inc. — Class A	473	(0.51)%	4,926
Union Pacific Corp.	229	(0.39)%	4,879
Kirby Corp.	840	(0.45)%	3,656
Knight-Swift Transportation Holdings, Inc.	722	(0.32)%	2,182
Old Dominion Freight Line, Inc.	189	(0.45)%	2,176
Jacobs Solutions, Inc.	1,347	(1.35)%	1,647
Teledyne Technologies, Inc.	127	(0.42)%	(485)
TD SYNNEX Corp.	1,743	(1.37)%	(648)
Norfolk Southern Corp.	285	(0.58)%	(1,018)
J.B. Hunt Transport Services, Inc.	321	(0.47)%	(1,358)
TransDigm Group, Inc.	56	(0.29)%	(4,603)
FedEx Corp.	370	(0.53)%	(6,635)
Boeing Co.	320	(0.51)%	(8,117)

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Xylem, Inc.	490	(0.45)%	$(9,172)
Casella Waste Systems, Inc. — Class A	1,457	(0.96)%	(16,806)
MSA Safety, Inc.	834	(1.00)%	(16,893)
Total Industrial			39,462

Energy
Diamondback Energy, Inc.	413	(0.47)%	9,299
NOV, Inc.	3,123	(0.54)%	6,384
Pioneer Natural Resources Co.	234	(0.45)%	718
Helmerich & Payne, Inc.	1,356	(0.56)%	103
ChampionX Corp.	1,770	(0.43)%	(12,406)
Valaris Ltd.	1,145	(0.64)%	(18,996)
Halliburton Co.	4,492	(1.47)%	(19,629)
Hess Corp.	974	(1.15)%	(23,622)
EOG Resources, Inc.	1,155	(1.25)%	(26,114)
Schlumberger Ltd.	1,782	(0.79)%	(27,785)
Total Energy			(112,048)

Communications
IAC, Inc.	1,342	(0.50)%	15,708
Walt Disney Co.	1,123	(0.81)%	12,863
Warner Bros Discovery, Inc.	4,549	(0.36)%	10,853
Paramount Global — Class B	2,958	(0.42)%	7,998
Uber Technologies, Inc.	2,750	(0.57)%	4,288
Interpublic Group of Companies, Inc.	4,524	(1.25)%	(19,391)
Total Communications			32,319

Technology
Take-Two Interactive Software, Inc.	809	(0.70)%	2,399
Science Applications International Corp.	1,509	(1.39)%	(2,203)
Total Technology			196
Total GS Equity Short Custom Basket			$601,789

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at December 31, 2022.
[2]	Rate indicated is the 7-day yield as of December 31, 2022.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,541,200	$—	$—	$20,541,200
Money Market Fund	305,247	—	—	305,247
Equity Custom Basket Swap Agreements**	—	1,551,097	—	1,551,097
Total Assets	$20,846,447	$1,551,097	$—	$22,397,544

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $20,496,111)	$20,846,447
Cash	65,279
Unrealized appreciation on OTC swap agreements	1,551,097
Receivables:
Dividends	25,924
Fund shares sold	1,010
Total assets	22,489,757

Liabilities:
Payable for:
Professional fees	33,650
Management fees	17,369
Swap settlement	16,658
Printing fees	8,972
Transfer agent fees	7,998
Investor service fees	4,825
Portfolio accounting and administration fees	2,991
Fund shares redeemed	2,354
Trustees’ fees*	326
Miscellaneous	17,273
Total liabilities	112,416
Net assets	$22,377,341

Net assets consist of:
Paid in capital	$22,858,933
Total distributable earnings (loss)	(481,592)
Net assets	$22,377,341
Capital shares outstanding	1,482,465
Net asset value per share	$15.09

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $150)	$476,676
Income from securities lending, net	86
Total investment income	476,762

Expenses:
Management fees	213,787
Investor service fees	59,385
Transfer agent fees	53,926
Professional fees	38,810
Portfolio accounting and administration fees	30,051
Custodian fees	3,586
Trustees’ fees*	3,566
Miscellaneous	18,826
Total expenses	421,937
Net investment income	54,825

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(689,636)
Swap agreements	(388,639)
Net realized loss	(1,078,275)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,644,595)
Swap agreements	(264,318)
Net change in unrealized appreciation (depreciation)	(2,908,913)
Net realized and unrealized loss	(3,987,188)
Net decrease in net assets resulting from operations	$(3,932,363)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$54,825	$115,440
Net realized gain (loss) on investments	(1,078,275)	2,728,983
Net change in unrealized appreciation (depreciation) on investments	(2,908,913)	2,537,970
Net increase (decrease) in net assets resulting from operations	(3,932,363)	5,382,393

Distributions to shareholders	(114,913)	(164,195)

Capital share transactions:
Proceeds from sale of shares	6,127,910	7,652,856
Distributions reinvested	114,913	164,195
Cost of shares redeemed	(7,201,449)	(8,621,079)
Net decrease from capital share transactions	(958,626)	(804,028)
Net increase (decrease) in net assets	(5,005,902)	4,414,170

Net assets:
Beginning of year	27,383,243	22,969,073
End of year	$22,377,341	$27,383,243

Capital share activity:
Shares sold	388,498	474,278
Shares issued from reinvestment of distributions	7,428	10,294
Shares redeemed	(459,654)	(533,153)
Net decrease in shares	(63,728)	(48,581)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$17.71	$14.40	$13.84	$13.19	$17.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.07	.08	.09	.08
Net gain (loss) on investments (realized and unrealized)	(2.59)	3.35	.59	.64	(2.19)
Total from investment operations	(2.55)	3.42	.67	.73	(2.11)
Less distributions from:
Net investment income	(.07)	(.11)	(.11)	(.08)	—
Net realized gains	—	—	—	—	(2.29)
Total distributions	(.07)	(.11)	(.11)	(.08)	(2.29)
Net asset value, end of period	$15.09	$17.71	$14.40	$13.84	$13.19

Total Return[b]	(14.39%)	23.80%	4.93%	5.54%	(12.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,377	$27,383	$22,969	$30,683	$29,211
Ratios to average net assets:
Net investment income (loss)	0.23%	0.45%	0.59%	0.65%	0.52%
Total expenses[c]	1.78%	1.60%	1.73%	1.72%	1.62%
Portfolio turnover rate	302%	211%	160%	170%	266%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Total expenses may include certain non-operating expenses. Excluding these non-operating expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
1.78%	1.60%	1.73%	1.72%	1.62%

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

For the Reporting Period, Guggenheim Global Managed Futures Strategy Fund returned 11.28%, outperforming the ICE BofA 3-Month U.S. Treasury Bill Index, the Fund’s benchmark, which returned 1.47%. The Fund underperformed the SG (Societe Generale) CTA Index for the year, which returned 20.15%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

For the Reporting Period, markets continued to be influenced by fallout from the Covid pandemic as well as the war in Ukraine. Worker shortages and supply chain disruptions due to Covid combined with reduced oil and grain production out of Ukraine and Russia to create inflationary pressures around the world. In turn, central banks responded by increasing interest rates, causing a drop in both stock and bond prices. These events helped produce strong trends in all sectors, which were profitably captured by the Fund’s various trend-following strategies.

With price momentum being the main story for 2022, commodities delivered strong returns in the first quarter and then detracted for the next three, with a net negative contribution on the year. Currencies delivered positive returns in the first three quarters, were negative in the fourth, and were net positive on the year. Fixed income delivered steady positive returns in all four quarters and was the best-performing sector in the Fund for 2022. Although equity indexes generally trended downward in 2022, there were enough reversals throughout the year to confuse trend-following systems, resulting in equities being a net detractor overall.

The non-trend-following alpha strategies (which include a range of sector-specific carry, flow, value, and calendar effects models, among others) contributed positive returns in the first half of the year and detracted in the second half. For the year, they provided a net positive contribution.

How did the Fund use derivatives during the Reporting Period?

The Fund’s performance is primarily derived from the trading of liquid futures. Futures are used to express investment views and hedge exposures across a wide range of global markets, including commodities, currencies, fixed income, and stock indexes. Positions held may be long or short depending on the investment view and/or nature of the hedge. The use of futures also enables the ready use of leverage, which actively facilitates portfolio diversification and risk management.

Additionally, the Guggenheim Ultra Short Duration Fund and Guggenheim Strategy Funds were utilized within the Managed Futures Strategy Fund to obtain higher cash yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

How was the Fund positioned at the end of the Reporting Period?

At the end of 2022, the Fund was net long equities, commodities, the U.S. dollar, and bond yields (short bond futures). The Fund’s gross leverage was approximately 380%, with 67% of its expected risk in fixed income, 25% of expected risk in commodities, 5% in foreign exchange, and 3% in equities. The Fund’s net leverage was approximately -180%.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2022

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings	(% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	15.4%
Guggenheim Strategy Fund III	10.2%
Guggenheim Strategy Fund II	0.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	0.3%
Total	26.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Global Managed Futures Strategy Fund	11.28%	2.54%	1.75%
ICE BofA 3-Month U.S. Treasury Bill Index	1.47%	1.27%	0.77%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2022
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 26.4%
Guggenheim Variable Insurance Strategy Fund III[1]	134,486	$3,237,068
Guggenheim Strategy Fund III[1]	89,107	2,143,912
Guggenheim Strategy Fund II1	4,552	109,435
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	7,274	70,118
Total Mutual Funds
(Cost $5,738,109)		5,560,533

	Face Amount
U.S. TREASURY BILLS†† - 11.2%
U.S. Treasury Bills
3.80% due 01/17/23[2,3]	$2,355,000	$2,351,631
Total U.S. Treasury Bills
(Cost $2,350,934)		2,351,631

REPURCHASE AGREEMENTS††,4 - 59.0%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	7,020,004	7,020,004
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	2,700,002	2,700,002
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	2,691,640	2,691,640
Total Repurchase Agreements
(Cost $12,411,646)		12,411,646

Total Investments - 96.6%
(Cost $20,500,689)		$20,323,810
Other Assets & Liabilities, net - 3.4%		717,403
Total Net Assets - 100.0%		$21,041,213

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Corn Futures Contracts	48	Mar 2023	$1,628,400	$52,023
Gasoline RBOB Futures Contracts	5	Jan 2023	521,976	46,376
Sugar #11 Futures Contracts	27	Jun 2023	544,320	37,742
Live Cattle Futures Contracts	20	Jun 2023	1,262,600	23,723
Soybean Futures Contracts	14	Mar 2023	1,066,975	22,467
Soybean Meal Futures Contracts	11	Mar 2023	518,540	20,657
Live Cattle Futures Contracts	25	Feb 2023	1,579,250	11,523
Soybean Oil Futures Contracts	15	Mar 2023	577,080	11,475
NY Harbor ULSD Futures Contracts	1	Jan 2023	138,230	10,718
Coffee ‘C’ Futures Contracts	8	Mar 2023	501,300	9,158
Gold 100 oz. Futures Contracts	5	Feb 2023	914,950	9,084
Silver Futures Contracts	3	Mar 2023	362,100	7,341
Platinum Futures Contracts	4	Apr 2023	216,840	7,246
SGX Iron Ore 62% Futures Contracts	18	Feb 2023	209,160	6,804
Low Sulphur Gas Oil Futures Contracts	3	Feb 2023	277,950	5,395
NY Harbor ULSD Futures Contracts	3	Mar 2023	385,661	1,714
Canadian Canola (WCE) Futures Contracts	10	Mar 2023	127,930	1,217
Red Spring Wheat Futures Contracts	8	Mar 2023	376,000	648
Cotton #2 Futures Contracts	5	Mar 2023	208,500	(217)
LME Nickel Futures Contracts	2	Feb 2023	359,580	(5,354)
Natural Gas Futures Contracts	1	Mar 2023	39,050	(7,663)
LME Primary Aluminum Futures Contracts	5	Feb 2023	294,958	(9,532)
Natural Gas Futures Contracts	3	Feb 2023	121,860	(10,027)
Cocoa Futures Contracts	48	Mar 2023	1,244,160	(13,700)
ECX Emission Futures Contracts	3	Dec 2023	269,798	(22,410)
			$13,747,168	$216,408

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (Continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Mexican Peso Futures Contracts	108	Mar 2023	$2,736,180	$50,405
Canadian Dollar Futures Contracts	9	Mar 2023	665,190	1,180
New Zealand Dollar Futures Contracts	3	Mar 2023	190,590	258
			$3,591,960	$51,843
Interest Rate Futures Contracts Purchased†
Long Gilt Futures Contracts††	1	Mar 2023	$120,479	$(152)
Australian Government 10 Year Bond Futures Contracts††	2	Mar 2023	157,282	(189)
Euro - BTP Italian Government Bond Futures Contracts††	2	Mar 2023	232,323	(1,468)
			$510,084	$(1,809)
Equity Futures Contracts Purchased†
FTSE 100 Index Futures Contracts††	12	Mar 2023	$1,084,929	$3,069
CBOE Volatility Index Futures Contracts	6	Mar 2023	152,100	(872)
Euro STOXX 50 Index Futures Contracts	5	Mar 2023	202,849	(1,692)
IBEX 35 Index Futures Contracts††	6	Jan 2023	526,206	(1,859)
OMX Stockholm 30 Index Futures Contracts††	4	Jan 2023	78,649	(1,929)
CAC 40 10 Euro Index Futures Contracts	5	Jan 2023	345,936	(3,619)
CBOE Volatility Index Futures Contracts	15	Jun 2023	395,250	(4,661)
FTSE/JSE TOP 40 Index Futures Contracts††	17	Mar 2023	678,768	(13,403)
Amsterdam Index Futures Contracts	3	Jan 2023	443,269	(21,673)
Tokyo Stock Price Index Futures Contracts	8	Mar 2023	1,139,427	(49,794)
			$5,047,383	$(96,433)
Interest Rate Futures Contracts Sold Short†
Euro - Bund Futures Contracts	32	Mar 2023	$4,551,355	$165,287
Euro - Bobl Futures Contracts	22	Mar 2023	2,725,436	66,819
Australian Government 3 Year Bond Futures Contracts††	61	Mar 2023	4,428,284	66,187
U.S. Treasury 5 Year Note Futures Contracts	48	Mar 2023	5,175,750	41,311
U.S. Treasury 10 Year Note Futures Contracts	27	Mar 2023	3,027,375	37,160
U.S. Treasury 2 Year Note Futures Contracts	65	Mar 2023	13,325,000	36,754
U.S. Treasury Long Bond Futures Contracts	15	Mar 2023	1,870,312	33,017
Euro - Schatz Futures Contracts	65	Mar 2023	7,335,038	28,920
U.S. Treasury Ultra Long Bond Futures Contracts	10	Mar 2023	1,335,625	26,894
Canadian Government 10 Year Bond Futures Contracts††	15	Mar 2023	1,355,325	14,181
			$45,129,500	$516,530
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	7	Jan 2023	$310,310	$48,685
ICE Endex Dutch TTF Natural Gas Futures Contracts	5	Jan 2023	261,797	39,471
Euro - Rapeseed Futures Contracts	5	Jan 2023	156,434	7,832
LME Zinc Futures Contracts	3	Feb 2023	223,744	6,066
CME Random Length Lumber Futures Contracts	3	Mar 2023	125,301	6,017
Oat Futures Contracts	4	Mar 2023	73,050	3,421
Hard Red Winter Wheat Futures Contracts	11	Mar 2023	487,988	3,145
Sugar #11 Futures Contracts	19	Feb 2023	426,664	2,491
Euro - Mill Wheat Futures Contracts	9	Mar 2023	149,044	2,377
Wheat Futures Contracts	11	Mar 2023	435,050	2,315
Cattle Feeder Futures Contracts	6	Mar 2023	558,075	(1,662)
Lean Hogs Futures Contracts	6	Feb 2023	211,140	(1,948)
Brent Crude Futures Contracts	1	Jan 2023	85,990	(3,242)
Copper Futures Contracts	6	Mar 2023	573,000	(3,676)
LME Lead Futures Contracts	3	Feb 2023	173,531	(7,978)
Live Cattle Futures Contracts	16	Apr 2023	1,035,360	(8,424)
Gasoline RBOB Futures Contracts	4	Mar 2023	442,848	(31,006)
			$5,729,326	$63,884

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (Concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Sold Short†
MSCI EAFE Index Futures Contracts	6	Mar 2023	$584,730	$10,928
DAX Index Futures Contracts	1	Mar 2023	372,202	6,866
FTSE Taiwan Index Futures Contracts	14	Jan 2023	692,020	5,364
Nikkei 225 (OSE) Index Futures Contracts	1	Mar 2023	196,406	3,371
CBOE Volatility Index Futures Contracts	8	Feb 2023	196,000	2,129
SPI 200 Index Futures Contracts	2	Mar 2023	238,223	2,111
CBOE Volatility Index Futures Contracts	3	Jan 2023	69,150	308
Russell 2000 Index Mini Futures Contracts	2	Mar 2023	177,130	44
NASDAQ-100 Index Mini Futures Contracts	2	Mar 2023	440,920	(171)
S&P 500 Index Mini Futures Contracts	2	Mar 2023	386,150	(244)
			$3,352,931	$30,706
Currency Futures Contracts Sold Short†
British Pound Futures Contracts	13	Mar 2023	$983,937	$3,277
Australian Dollar Futures Contracts	4	Mar 2023	273,080	(1,818)
Swiss Franc Futures Contracts	10	Mar 2023	1,362,313	(4,243)
Japanese Yen Futures Contracts	9	Mar 2023	865,013	(18,753)
Euro FX Futures Contracts	24	Mar 2023	3,227,850	(31,826)
			$6,712,193	$(53,363)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange
ICE — Intercontinental Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$5,560,533	$—	$—	$5,560,533
U.S. Treasury Bills	—	2,351,631	—	2,351,631
Repurchase Agreements	—	12,411,646	—	12,411,646
Interest Rate Futures Contracts**	436,162	80,368	—	516,530
Commodity Futures Contracts**	407,131	—	—	407,131
Currency Futures Contracts**	55,120	—	—	55,120
Equity Futures Contracts**	31,121	3,069	—	34,190
Total Assets	$6,490,067	$14,846,714	$—	$21,336,781

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
GLOBAL MANAGED FUTURES STRATEGY FUND

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$126,839	$—	$—	$126,839
Equity Futures Contracts**	82,726	17,191	—	99,917
Currency Futures Contracts**	56,640	—	—	56,640
Interest Rate Futures Contracts**	—	1,809	—	1,809
Total Liabilities	$266,205	$19,000	$—	$285,205

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$113,258	$—	$—	$—	$(3,823)	$109,435	4,552	$3,112
Guggenheim Strategy Fund III	2,230,346	—	—	—	(86,434)	2,143,912	89,107	63,701
Guggenheim Ultra Short Duration Fund — Institutional Class	72,155	—	—	—	(2,037)	70,118	7,274	1,592
Guggenheim Variable Insurance Strategy Fund III	3,356,761	—	—	—	(119,693)	3,237,068	134,486	88,488
	$5,772,520	$—	$—	$—	$(211,987)	$5,560,533		$156,893

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $2,350,934)	$2,351,631
Investments in affiliated issuers, at value (cost $5,738,109)	5,560,533
Repurchase agreements, at value (cost $12,411,646)	12,411,646
Cash	3,703
Segregated cash with broker	764,721
Receivables:
Variation margin on futures contracts	27,956
Dividends	21,965
Interest	2,929
Fund shares sold	1,673
Other assets	325
Total assets	21,147,082

Liabilities:
Payable for:
Professional fees	30,980
Fund shares redeemed	19,929
Management fees	15,489
Printing fees	6,882
Transfer agent fees	7,604
Investor service fees	4,250
Portfolio accounting and administration fees	2,635
Trustees’ fees*	287
Miscellaneous	17,813
Total liabilities	105,869
Net assets	$21,041,213

Net assets consist of:
Paid in capital	$21,468,318
Total distributable earnings (loss)	(427,105)
Net assets	$21,041,213
Capital shares outstanding	1,196,665
Net asset value per share	$17.58

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$156,893
Interest	246,003
Total investment income	402,896

Expenses:
Management fees	182,710
Investor service fees	45,549
Transfer agent fees	42,046
Professional fees	34,604
Portfolio accounting and administration fees	23,994
Custodian fees	2,675
Trustees’ fees*	1,993
Miscellaneous	22,923
Total expenses	356,494
Less:
Expenses waived by Adviser	(18,708)
Net expenses	337,786
Net investment income	65,110

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4
Futures contracts	18,407
Foreign currency transactions	887
Net realized gain	19,298
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	690
Investments in affiliated issuers	(211,987)
Futures contracts	764,316
Foreign currency translations	376
Net change in unrealized appreciation (depreciation)	553,395
Net realized and unrealized gain	572,693
Net increase in net assets resulting from operations	$637,803

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$65,110	$(107,878)
Net realized gain on investments	19,298	727,441
Net change in unrealized appreciation (depreciation) on investments	553,395	(402,436)
Net increase in net assets resulting from operations	637,803	217,127

Distributions to shareholders	(577,535)	(159,696)

Capital share transactions:
Proceeds from sale of shares	28,635,105	1,612,119
Distributions reinvested	577,535	159,696
Cost of shares redeemed	(18,902,324)	(4,751,302)
Net increase (decrease) from capital share transactions	10,310,316	(2,979,487)
Net increase (decrease) in net assets	10,370,584	(2,922,056)

Net assets:
Beginning of year	10,670,629	13,592,685
End of year	$21,041,213	$10,670,629

Capital share activity:
Shares sold	1,564,274	96,246
Shares issued from reinvestment of distributions	32,428	9,684
Shares redeemed	(1,057,017)	(281,924)
Net increase (decrease) in shares	539,685	(175,994)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$16.24	$16.32	$16.64	$15.50	$17.06
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.15)	(.09)	.14	.20
Net gain (loss) on investments (realized and unrealized)	1.80	.29	.51	1.15	(1.76)
Total from investment operations	1.86	.14	.42	1.29	(1.56)
Less distributions from:
Net investment income	(.43)	—	(.65)	(.15)	—
Net realized gains	(.09)	(.22)	(.09)	—	—
Total distributions	(.52)	(.22)	(.74)	(.15)	—
Net asset value, end of period	$17.58	$16.24	$16.32	$16.64	$15.50

Total Return[b]	11.28%	0.82%	2.60%	8.35%	(9.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,041	$10,671	$13,593	$14,282	$13,281
Ratios to average net assets:
Net investment income (loss)	0.36%	(0.87%)	(0.55%)	0.82%	1.21%
Total expenses[c]	1.96%	1.81%	1.80%	1.81%	1.72%
Net expenses[d]	1.85%	1.69%	1.72%	1.74%	1.66%
Portfolio turnover rate	—	2%	2%	13%	8%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

For the Reporting Period, Guggenheim Multi-Hedge Strategies Fund returned -3.40%, outperforming the HFRX Global Hedge Fund Index, the Fund’s benchmark, which returned -4.41%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

In 2022, continued supply constraints and worker shortages drove inflation steadily higher. Inflation was also intensified by Russia’s war with Ukraine and China Covid-related shutdowns, which threw supply chains into more chaos. To drive inflation downward closer to its 2% target, the Federal Reserve (the “Fed”) announced seven rate increases during the year by raising the target upper bound lending rate, from 0.25% to 4.50% by year end. This significant increase in lending rates did begin to dampen inflation, but also led to corresponding drops in both stocks and bonds.

The S&P 500 Index ended the year down 18.11% and, with the Bloomberg U.S. Aggregate Bond Index also down 13.01%, investors looking for diversification benefits from these typically uncorrelated asset classes were left highly disappointed. Whether looking at a universe of hedge funds (HFRX Global Hedge Fund Index, down 4.4%) or mutual funds (Wilshire Focused Liquid Alternative Index, down 5.6%) it was also a difficult year for alternative investments in general. Given this challenging market environment, the Fund’s return of -3.40% for the Reporting Period should be seen in a positive light in that it not only outperformed the majority of its peers, but also both equities and bonds.

By providing exposure to a collection of uncorrelated alternative strategies, the Fund generally mitigates the impact of macroeconomic and market fluctuations. Even in such a volatile year as 2022, the Fund had just a 36% correlation to equities, -18% correlation to bonds, and an annualized standard deviation of only 4.6% in 2022.

Standard deviation is a measure of risk, a statistic of the historical volatility of an investment, usually computed using the most recent 36-monthly returns and then annualized. More generally, it is a measure of the extent to which numbers are spread around their average. The higher the number, the more volatility is to be expected.

Positive contributors to the Fund included the Merger Arbitrage (+0.8%) and Global Macro (+0.6%) strategies, but the Market Neutral (-2.5%) and Long/Short Equity (-1.3%) strategies both had challenging years. Within Global Macro, the Momentum (+1.0%) strategies were by far the strongest drivers of returns while the Flow (-0.5%) strategies had a down year. The Carry and Value strategies were essentially flat for the year. Within Market Neutral, both the Closed-End Fund Arbitrage (-0.4%) and Market Neutral Real Estate (-2.1%) strategies were down similar amounts, but Market Neutral Real Estate was a much larger allocation to the Fund.

How did the Fund use derivatives during the Reporting Period?

Our equity-based strategies, primarily Long/Short Equity and Market Neutral, use total return swaps to gain exposure to both long and short positions. In aggregate, while largely hedged, the derivatives had a net long market exposure. The net performance impact of these derivatives was negative for the Reporting Period as the overall market had a large negative return.

Our Global Macro strategies use exchange traded futures contracts covering a wide variety of equity indexes, fixed income, commodities, and currencies. For the Reporting Period, these derivative positions were a net positive to the performance of the Fund.

Guggenheim Ultra Short Duration Fund and Guggenheim Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

How was the Fund positioned at the end of the Reporting Period?

As of the end of the Reporting Period, the Fund was long 163% and short 122%. This provides the Fund with a net exposure of 41% and a gross exposure of 285%. By providing exposure to a wide variety of uncorrelated alternative strategies, we expect the Fund will generally mitigate the impact of macroeconomic and market fluctuations while seeking capital appreciation with low correlations to both equity and bond markets.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2022

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 29, 2005

Ten Largest Holdings	(% of Total Net Assets)
Guggenheim Strategy Fund II	5.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.0%
Guggenheim Strategy Fund III	4.8%
Guggenheim Variable Insurance Strategy Fund III	4.1%
First Horizon Corp.	1.4%
VMware, Inc. — Class A	1.4%
Atlas Air Worldwide Holdings, Inc.	1.4%
Activision Blizzard, Inc.	1.4%
South Jersey Industries, Inc.	1.3%
STORE Capital Corp. REIT	1.3%
Top Ten Total	27.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Multi-Hedge Strategies Fund	(3.40%)	2.25%	2.25%
S&P 500 Index	(18.11%)	9.42%	12.56%
HFRX Global Hedge Fund Index	(4.41%)	1.41%	1.76%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 28.7%
Consumer, Non-cyclical - 7.7%
MoneyGram International, Inc.*,4	58,613	$638,307
LHC Group, Inc.*	3,763	608,439
Meridian Bioscience, Inc.*	17,248	572,806
Signify Health, Inc. — Class A*,4	17,277	495,159
Vivint Smart Home, Inc.*	23,387	278,305
Horizon Therapeutics plc*	2,433	276,875
Evo Payments, Inc. — Class A*	8,002	270,788
Myovant Sciences Ltd.*	8,901	239,971
AVEO Pharmaceuticals, Inc.*	13,849	207,043
Oyster Point Pharma, Inc.*	12,816	143,155
Imago Biosciences, Inc.*	3,894	139,989
Total Consumer, Non-cyclical		3,870,837

Technology - 6.7%
VMware, Inc. — Class A*,4	5,854	718,649
Activision Blizzard, Inc.[4]	9,138	699,514
1Life Healthcare, Inc.*	34,456	575,760
ForgeRock, Inc. — Class A*	22,875	520,864
KnowBe4, Inc. — Class A*	17,426	431,816
Tower Semiconductor Ltd.*,4	9,649	416,837
Total Technology		3,363,440

Financial - 4.2%
First Horizon Corp.[4]	29,565	724,342
STORE Capital Corp. REIT	20,266	649,728
Cowen, Inc. — Class A4	14,732	568,950
Umpqua Holdings Corp.	9,435	168,415
Total Financial		2,111,435

Industrial - 3.1%
Atlas Air Worldwide Holdings, Inc.*	7,066	712,253
Atlas Corp.[4]	28,308	434,245
Altra Industrial Motion Corp.[4]	6,313	377,202
MasTec, Inc.*	1	85
Total Industrial		1,523,785

Communications - 2.9%
TEGNA, Inc.	30,617	648,774
Sierra Wireless, Inc.*	14,115	409,194
Poshmark, Inc. — Class A*	15,373	274,870
Maxar Technologies, Inc.	1,872	96,857
Total Communications		1,429,695

Consumer, Cyclical - 2.3%
Spirit Airlines, Inc.*,4	25,986	506,207
IAA, Inc.*	10,601	424,040
iRobot Corp.*,4	4,981	239,736
Total Consumer, Cyclical		1,169,983

Utilities - 1.3%
South Jersey Industries, Inc.	18,460	655,884

Diversified - 0.5%
Professional Holding Corp. — Class A*	8,917	247,357

Total Common Stocks
(Cost $14,318,742)		14,372,416

RIGHTS††† - 0.0%
Consumer, Non-cyclical - 0.0%
Lantheus Holdings, Inc.*	41,807	—
Alexion Pharmaceuticals, Inc.*	32,749	—
Johnson & Johnson*	1,553	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 19.1%
Guggenheim Strategy Fund II1	108,001	2,596,348
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	257,937	2,486,511
Guggenheim Strategy Fund III[1]	99,249	2,387,928
Guggenheim Variable Insurance Strategy Fund III[1]	86,555	2,083,380
Total Mutual Funds
(Cost $9,906,756)		9,554,167

CLOSED-END FUNDS† - 6.5%
BlackRock Resources & Commodities Strategy Trust	8,894	88,673
Western Asset Inflation-Linked Opportunities & Income Fund	9,400	85,822
Nuveen New Jersey Quality Municipal Income Fund	7,427	83,925
Virtus Convertible & Income Fund II	28,991	83,494
General American Investors Company, Inc.	2,217	80,145
Gabelli Dividend & Income Trust	3,880	79,967
Aberdeen Total Dynamic Dividend Fund	10,214	79,669
Adams Diversified Equity Fund, Inc.	5,475	79,606
BlackRock California Municipal Income Trust	7,012	75,940
SRH Total Return Fund, Inc.	5,753	73,063
Western Asset Emerging Markets Debt Fund, Inc.	7,718	70,311
Eaton Vance California Municipal Bond Fund	7,784	67,254
Nuveen Real Asset Income and Growth Fund	5,692	66,596
Nuveen Credit Strategies Income Fund	12,385	63,040
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	13,930	61,292
Nuveen Pennsylvania Quality Municipal Income Fund	5,430	60,436
Tekla Life Sciences Investors	3,664	52,065
Eaton Vance New York Municipal Bond Fund	5,201	46,861
Invesco Pennsylvania Value Municipal Income Trust	4,293	42,071
Voya Infrastructure Industrials and Materials Fund	4,064	37,267
MFS Municipal Income Trust	6,961	36,058
BlackRock MuniHoldings New York Quality Fund, Inc.	3,441	35,339

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
First Trust Dynamic Europe Equity Income Fund	3,100	$34,968
BlackRock MuniYield New York Quality Fund, Inc.	3,355	32,879
Western Asset Inflation - Linked Securities & Income Fund	3,777	32,520
Virtus Convertible & Income Fund	9,541	32,439
MFS High Yield Municipal Trust	9,879	30,921
Gabelli Healthcare & WellnessRx Trust	2,819	28,979
Ellsworth Growth and Income Fund Ltd.	3,288	26,238
abrdn Emerging Markets Equity	5,054	26,028
Invesco Senior Income Trust	6,779	25,963
Nuveen New York Quality Municipal Income Fund	2,356	25,209
DWS Strategic Municipal Income Trust	2,958	24,167
Nuveen New York AMT-Free Quality Municipal Income Fund	2,324	23,844
Mexico Fund, Inc.	1,589	23,422
Templeton Emerging Markets Fund/United States	1,927	22,006
Royce Micro-Capital Trust, Inc.[2]	2,368	20,558
Tri-Continental Corp.	769	19,703
Voya Asia Pacific High Dividend Equity Income Fund	3,205	19,647
Franklin Limited Duration Income Trust	3,119	19,369
BlackRock New York Municipal Income Trust	1,880	18,932
Voya Emerging Markets High Dividend Equity Fund	3,636	18,762
Western Asset Intermediate Muni Fund, Inc.	2,408	18,277
Eaton Vance California Municipal Income Trust	1,812	18,084
Tortoise Power and Energy Infrastructure Fund, Inc.	1,317	16,805
Neuberger Berman California Municipal Fund, Inc.[2]	1,469	16,599
Morgan Stanley Emerging Markets Debt Fund, Inc.	2,502	16,363
Bancroft Fund Ltd.	957	15,676
Western Asset Municipal Partners Fund, Inc.	1,296	15,085
Korea Fund, Inc.	697	14,519
Nuveen Floating Rate Income Opportunity Fund	1,810	14,136
Invesco Trust for Investment Grade New York Municipals	1,399	14,130
BlackRock MuniYield Fund, Inc.	1,341	13,960
MFS Investment Grade Municipal Trust	1,705	12,140
PGIM High Yield Bond Fund, Inc.	940	11,158
BlackRock MuniAssets Fund, Inc.	1,023	11,069
Eaton Vance Municipal Bond Fund	1,050	10,909
BlackRock MuniYield Quality Fund III, Inc.	972	10,896
Nuveen Quality Municipal Income Fund	918	10,832
Nuveen California AMT-Free Quality Municipal Income Fund	880	10,824
Apollo Senior Floating Rate Fund, Inc.	870	10,736
Nuveen AMT-Free Quality Municipal Income Fund	940	10,688
Invesco Value Municipal Income Trust	886	10,676
Nuveen California Quality Municipal Income Fund	962	10,649
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	559	10,632
BlackRock MuniYield Quality Fund, Inc.	913	10,591
DWS Municipal Income Trust	1,230	10,590
Nuveen Municipal Credit Income Fund	876	10,582
BlackRock Municipal 2030 Target Term Trust	497	10,581
Swiss Helvetia Fund, Inc.	1,398	10,569
BlackRock Municipal Income Fund, Inc.	931	10,548
BlackRock Municipal Income Trust	1,046	10,523
BlackRock MuniHoldings California Quality Fund, Inc.	978	10,504
Nuveen AMT-Free Municipal Credit Income Fund	865	10,501
BlackRock Municipal Income Trust II	1,012	10,454
BlackRock Enhanced Global Dividend Trust	1,093	10,449
Invesco California Value Municipal Income Trust	1,100	10,428
BlackRock Enhanced International Dividend Trust	2,072	10,401
PGIM Global High Yield Fund, Inc.	959	10,396
Nuveen Preferred & Income Securities Fund	1,524	10,363
Tekla Healthcare Opportunities Fund	523	10,361
Invesco Quality Municipal Income Trust	1,099	10,353
Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	552	10,328
BlackRock MuniHoldings Fund, Inc.	848	10,295
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	929	10,284
Eaton Vance Tax-Advantaged Global Dividend Income Fund	681	10,283
Tekla Healthcare Investors	567	10,206
Nuveen Floating Rate Income Fund/Closed-end Fund	1,279	10,130
Principal Real Estate Income Fund	976	10,102
Nuveen Ohio Quality Municipal Income Fund	796	10,101
Eaton Vance Floating-Rate Income Trust	881	9,770
Western Asset Managed Municipals Fund, Inc.	967	9,738
Saba Capital Income & Opportunities Fund	1,265	9,627
abrdn Japan Equity Fund, Inc.	1,822	9,620
Eaton Vance Senior Floating-Rate Trust	870	9,518
First Trust Aberdeen Global Opportunity Income Fund	1,585	9,510
BNY Mellon Strategic Municipal Bond Fund, Inc.	1,625	9,392
Eaton Vance National Municipal Opportunities Trust	564	9,267
Barings Global Short Duration High Yield Fund	715	9,066
Western Asset High Income Opportunity Fund, Inc.	2,261	8,931
BNY Mellon High Yield Strategies Fund	4,120	8,899

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
BlackRock MuniHoldings Quality Fund II, Inc.	874	$8,696
Putnam Premier Income Trust	2,347	8,520
Apollo Tactical Income Fund, Inc.	693	8,399
KKR Income Opportunities Fund	760	8,368
MFS High Income Municipal Trust	2,386	8,327
BlackRock MuniVest Fund II, Inc.	796	8,318
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	396	8,292
BNY Mellon Strategic Municipals, Inc.	1,316	8,041
BlackRock MuniYield Quality Fund II, Inc.	783	8,002
BlackRock MuniYield Michigan Quality Fund, Inc.	721	7,996
Nuveen California Municipal Value Fund, Inc.	945	7,985
Nuveen AMT-Free Municipal Value Fund	584	7,948
Nuveen Global High Income Fund	697	7,841
First Trust Enhanced Equity Income Fund	487	7,675
Herzfeld Caribbean Basin Fund, Inc.	2,072	7,666
MFS Multimarket Income Trust	1,667	7,518
LMP Capital and Income Fund, Inc.	615	7,405
BlackRock MuniYield Pennsylvania Quality Fund	672	7,399
Federated Hermes Premier Municipal Income Fund[2]	693	7,276
Nuveen New York Municipal Value Fund	872	7,203
BNY Mellon Municipal Income, Inc.	1,122	7,024
Nuveen Short Duration Credit Opportunities Fund	589	6,986
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	855	6,968
Flaherty & Crumrine Total Return Fund, Inc.	441	6,963
Pioneer Municipal High Income Fund Trust	808	6,933
Franklin Universal Trust	1,008	6,784
Pioneer Municipal High Income Advantage Fund, Inc.	830	6,723
Miller/Howard High Dividend Fund	622	6,500
Gabelli Global Small and Mid Capital Value Trust	579	6,496
Nuveen Massachusetts Quality Municipal Income Fund	614	6,490
Nuveen Select Maturities Municipal Fund	711	6,442
New America High Income Fund, Inc.	966	6,376
Putnam Master Intermediate Income Trust	1,966	6,291
European Equity Fund, Inc.	829	6,217
Nuveen Georgia Quality Municipal Income Fund	611	6,189
Nuveen Minnesota Quality Municipal Income Fund	546	6,142
John Hancock Income Securities Trust	574	6,113
Allspring Utilities and High I	537	6,014
John Hancock Tax-Advantaged Global Shareholder Yield Fund[2]	1,208	5,992
Invesco High Income Trust II	573	5,879
Source Capital, Inc.	152	5,876
Nuveen Municipal Income Fund, Inc.[2]	625	5,875
DTF Tax-Free Income 2028 Term Fund, Inc.	534	5,826
Invesco Bond Fund	371	5,817
Delaware Investments Dividend and Income Fund, Inc.	707	5,748
Western Asset Premier Bond Fund[2]	539	5,735
BlackRock MuniVest Fund, Inc.	808	5,664
Invesco Municipal Trust	572	5,663
BlackRock Income Trust, Inc.	456	5,627
Royce Global Value Trust, Inc.	648	5,602
Insight Select Income Fund	367	5,545
First Trust High Income Long/Short Fund	484	5,542
Pioneer Floating Rate Fund, Inc.	631	5,534
abrdn Global Dynamic Dividend	579	5,477
Sprott Focus Trust, Inc.[2]	687	5,474
AllianceBernstein National Municipal Income Fund, Inc.	521	5,460
Eaton Vance Municipal Income Trust	553	5,458
Pioneer Diversified High Income Fund, Inc.	541	5,453
New Germany Fund, Inc.	691	5,452
Eaton Vance Senior Income Trust	1,033	5,444
First Trust Intermediate Duration Preferred & Income Fund	322	5,432
Neuberger Berman New York Municipal Fund, Inc.	572	5,394
BlackRock Floating Rate Income Strategies Fund, Inc.	476	5,360
Lazard Global Total Return and Income Fund, Inc.	366	5,358
Virtus Total Return Fund, Inc.	816	5,345
abrdn Australia Equity Fund In	1,215	5,334
Neuberger Berman Municipal Fund, Inc.	509	5,304
Pioneer High Income Fund, Inc.	813	5,285
Gabelli Global Utility & Income Trust	374	5,266
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	649	5,250
Virtus Diversified Income & Co.	280	5,197
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	673	5,081
Nuveen Municipal Value Fund, Inc.	589	5,065
Nuveen Preferred & Income Opportunities Fund	689	5,016
Eaton Vance Tax Managed Global Buy Write Opportunities Fund	646	5,013
Nuveen Multi-Asset Income Fund	436	5,010
CBRE Global Real Estate Income Fund	872	4,997
Highland Income Fund	485	4,995
Nuveen Preferred and Income Fund	282	4,989
BlackRock Energy and Resources Trust	394	4,937
Eaton Vance Risk-Managed Diversified Equity Income Fund	658	4,935
Cohen & Steers Quality Income Realty Fund, Inc.	427	4,910
Clough Global Opportunities Fund	967	4,903

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Templeton Global Income Fund	954	$4,131
Nuveen Dow 30sm Dynamic Overwrite Fund	265	4,110
Blackrock Investment Quality Municipal Trust, Inc.	332	3,871
Nuveen New York Select Tax-Free Income Portfolio	317	3,674
BlackRock Utilities Infrastructure & Power Opportunities Trust	173	3,593
Templeton Emerging Markets Income Fund	640	3,514
BlackRock Municipal Income Quality Trust	288	3,269
Allspring Income Opportunities	496	3,170
BlackRock Long-Term Municipal Advantage Trust	335	3,149
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	298	3,132
Cohen & Steers Select Preferred and Income Fund, Inc.	160	2,995
Clough Global Equity Fund	459	2,988
Western Asset High Yield Defined Opportunity Fund, Inc.	216	2,696
Macquarie Global Infrastructure Total Return Fund, Inc.	118	2,681
MFS Intermediate Income Trust	918	2,534
Eaton Vance Municipal Income 2028 Term Trust	140	2,496
Western Asset Mortgage Opportunity Fund, Inc.	213	2,294
Nuveen Real Estate Income Fund	294	2,223
MFS Charter Income Trust	335	2,060
Western Asset Investment Grade Defined Opportunity Trust, Inc.	121	1,970
Neuberger Berman MLP & Energy Income Fund, Inc.	279	1,858
Delaware Ivy High Income Opportunities Fund	168	1,841
Western Asset Global Corporate Defined Opportunity Fund, Inc.	141	1,801
Nuveen Missouri Quality Municipal Income Fund	172	1,797
Western Asset Municipal High Income Fund, Inc.	281	1,793
High Income Securities Fund	266	1,729
Highland Global Allocation Fund	180	1,696
Delaware Investments National Municipal Income Fund	145	1,506
Nuveen Virginia Quality Municipal Income Fund	119	1,328
PIMCO New York Municipal Income Fund II	162	1,288
BlackRock Enhanced Government Fund, Inc.	124	1,200
Neuberger Berman Real Estate Securities Income Fund, Inc.	364	1,139
Western Asset Global High Income Fund, Inc.	156	1,061
Clough Global Dividend and Income Fund	165	1,056
Nuveen Arizona Quality Municipal Income Fund	89	993
Special Opportunities Fund, Inc.	87	992
Western Asset Investment Grade Income Fund, Inc.	72	834
Nuveen Multi-Market Income Fund	137	804
Nuveen Mortgage and Income Fund	47	760
John Hancock Investors Trust	60	752
MFS Government Markets Income Trust	217	718
Delaware Enhanced Global Dividend & Income Fund	82	640
Vertical Capital Income Fund	48	418
Central Securities Corp.	11	357
BlackRock Virginia Municipal Bond Trust	24	272
MFS Special Value Trust	32	134
Total Closed-End Funds
(Cost $3,291,817)		3,231,914

	Face Amount
U.S. TREASURY BILLS†† - 15.0%
U.S. Treasury Bills
4.00% due 01/24/23[3,4]	$4,700,000	4,689,470
3.79% due 01/17/23[3,5]	2,795,000	2,791,001
Total U.S. Treasury Bills
(Cost $7,477,950)		7,480,471

REPURCHASE AGREEMENTS††,6 - 23.5%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[4]	6,658,032	6,658,032
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[4]	2,560,782	2,560,782
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[4]	2,552,851	2,552,851
Total Repurchase Agreements
(Cost $11,771,665)		11,771,665

	Share
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[8]	21,038	21,038
Total Securities Lending Collateral
(Cost $21,038)		21,038

Total Investments - 92.8%
(Cost $46,787,968)		$46,431,671

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS SOLD SHORT† - (2.3)%
Consumer, Non-cyclical - (0.7)%
Ritchie Bros Auctioneers, Inc.	6,153	$(355,828)

Technology - (0.8)%
Broadcom, Inc.	738	(412,638)

Financial - (0.8)%
Columbia Banking System, Inc.	5,673	(170,928)
Seacoast Banking Corporation of Florida	7,944	(247,773)
Total Financial		(418,701)

Total Common Stocks Sold Short
(Proceeds $1,127,100)		(1,187,167)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (6.5)%
iShares 7-10 Year Treasury Bond ETF	21	(2,011)
iShares Mortgage Real Estate ETF	95	(2,156)
VanEck Gold Miners ETF	84	(2,407)
iShares U.S. Real Estate ETF	41	(3,452)
iShares MBS ETF	47	(4,359)
iShares Agency Bond ETF	42	(4,470)
Energy Select Sector SPDR Fund	89	(7,785)
Utilities Select Sector SPDR Fund	142	(10,011)
iShares MSCI All Country Asia ex Japan ETF	158	(10,237)
iShares Latin America 40 ETF	589	(13,482)
iShares Russell 1000 Growth ETF	64	(13,711)
VanEck High Yield Muni ETF	328	(16,580)
SPDR S&P Biotech ETF*	310	(25,730)
iShares Preferred & Income Securities ETF	852	(26,012)
iShares Core High Dividend ETF	442	(46,074)
Health Care Select Sector SPDR Fund	353	(47,955)
iShares MSCI Emerging Markets ETF	1,281	(48,550)
iShares Russell 2000 Index ETF	441	(76,893)
iShares JP Morgan USD Emerging Markets Bond ETF	1,083	(91,611)
iShares TIPS Bond ETF	1,010	(107,504)
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	2,474	(121,152)
SPDR Bloomberg Convertible Securities ETF	2,183	(140,454)
Schwab U.S. Aggregate Bond ETF	3,206	(146,354)
iShares National Muni Bond ETF	1,461	(154,165)
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,485	(156,564)
iShares Floating Rate Bond ETF	3,841	(193,318)
SPDR S&P 500 ETF Trust	590	(225,633)
iShares Russell 1000 Value ETF	1,491	(226,110)
SPDR Nuveen Bloomberg Municipal Bond ETF	5,890	(268,702)
Invesco Senior Loan ETF	13,194	(270,873)
iShares MSCI EAFE ETF	4,237	(278,117)
iShares iBoxx High Yield Corporate Bond ETF	7,004	(515,704)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,603,720)		$(3,258,136)
Total Securities Sold Short - (8.8)%
(Proceeds $4,730,820)		$(4,445,303)
Other Assets & Liabilities, net - 16.0%		8,022,843
Total Net Assets - 100.0%		$50,009,211

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Gasoline RBOB Futures Contracts	13	Jan 2023	$1,357,138	$111,674
Sugar #11 Futures Contracts	84	Jun 2023	1,693,440	111,228
Live Cattle Futures Contracts	61	Jun 2023	3,850,930	54,839
Soybean Meal Futures Contracts	18	Mar 2023	848,520	33,606
Live Cattle Futures Contracts	27	Feb 2023	1,705,590	21,238
Soybean Futures Contracts	11	Mar 2023	838,338	15,358
Corn Futures Contracts	17	Mar 2023	576,725	12,989
Soybean Oil Futures Contracts	9	Mar 2023	346,248	6,885
NY Harbor ULSD Futures Contracts	10	Mar 2023	1,285,536	5,712
LME Lead Futures Contracts	2	Feb 2023	115,688	3,719
Lean Hogs Futures Contracts	10	Feb 2023	351,900	(1,260)
Cocoa Futures Contracts	6	Mar 2023	155,520	(2,612)
Hard Red Winter Wheat Futures Contracts	4	Mar 2023	177,450	(4,012)
LME Nickel Futures Contracts	2	Feb 2023	359,580	(17,270)
Natural Gas Futures Contracts	3	Mar 2023	117,150	(22,988)
Natural Gas Futures Contracts	10	Feb 2023	406,200	(31,328)
			$14,185,953	$297,778

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (Continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	17	Mar 2023	$1,633,913	$63,250
Canadian Dollar Futures Contracts	8	Mar 2023	591,280	(511)
New Zealand Dollar Futures Contracts	33	Mar 2023	2,096,490	(6,612)
British Pound Futures Contracts	31	Mar 2023	2,346,313	(31,067)
			$6,667,996	$25,060
Interest Rate Futures Contracts Purchased†
Long Gilt Futures Contracts††	2	Mar 2023	$240,957	$(304)
Euro - Bund Futures Contracts	2	Mar 2023	284,460	(1,399)
Australian Government 10 Year Bond Futures Contracts††	19	Mar 2023	1,494,179	(2,021)
Euro - BTP Italian Government Bond Futures Contracts††	8	Mar 2023	929,292	(7,672)
			$2,948,888	$(11,396)
Equity Futures Contracts Purchased†
FTSE 100 Index Futures Contracts††	35	Mar 2023	$3,164,377	$24,983
SPI 200 Index Futures Contracts††	2	Mar 2023	238,223	(4,711)
Euro STOXX 50 Index Futures Contracts	16	Mar 2023	649,117	(5,015)
CBOE Volatility Index Futures Contracts	42	Mar 2023	1,064,700	(7,566)
FTSE MIB Index Futures Contracts	3	Mar 2023	380,422	(7,741)
OMX Stockholm 30 Index Futures Contracts††	26	Jan 2023	511,217	(12,424)
CAC 40 10 Euro Index Futures Contracts	8	Jan 2023	553,497	(13,625)
Amsterdam Index Futures Contracts	4	Jan 2023	591,025	(26,281)
CBOE Volatility Index Futures Contracts	113	Jun 2023	2,977,550	(41,086)
Tokyo Stock Price Index Futures Contracts	13	Mar 2023	1,851,568	(89,766)
			$11,981,696	$(183,232)
Interest Rate Futures Contracts Sold Short†
Canadian Government 10 Year Bond Futures Contracts††	44	Mar 2023	$3,975,620	$78,018
U.S. Treasury 10 Year Note Futures Contracts	25	Mar 2023	2,803,125	15,143
U.S. Treasury Long Bond Futures Contracts	3	Mar 2023	374,063	2,276
U.S. Treasury Ultra Long Bond Futures Contracts	2	Mar 2023	267,125	1,784
Euro - 30 year Bond Futures Contracts	1	Mar 2023	144,436	370
Euro - OATS Futures Contracts	2	Mar 2023	272,571	90
			$7,836,940	$97,681
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	61	Feb 2023	$1,494,500	$12,372
S&P/TSX 60 IX Index Futures Contracts	2	Mar 2023	345,344	5,957
IBEX 35 Index Futures Contracts††	9	Jan 2023	789,309	2,705
CBOE Volatility Index Futures Contracts	22	Jan 2023	507,100	2,256
DAX Index Futures Contracts	1	Mar 2023	372,202	505
Russell 2000 Index Mini Futures Contracts	8	Mar 2023	708,520	176
CBOE Volatility Index Futures Contracts	3	Apr 2023	77,550	(220)
NASDAQ-100 Index Mini Futures Contracts	4	Mar 2023	881,840	(342)
S&P 500 Index Mini Futures Contracts	4	Mar 2023	772,300	(488)
			$5,948,665	$22,921
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	11	Jan 2023	$487,630	$139,072
LME Zinc Futures Contracts	3	Feb 2023	223,744	15,329
LME Primary Aluminum Futures Contracts	3	Feb 2023	176,975	8,810
Wheat Futures Contracts	15	Mar 2023	593,250	4,377
Cotton #2 Futures Contracts	5	Mar 2023	208,500	3,131
Sugar #11 Futures Contracts	13	Feb 2023	291,928	361
NY Harbor ULSD Futures Contracts	6	Jan 2023	829,382	(2,961)
Copper Futures Contracts	1	Mar 2023	95,500	(3,381)
Coffee ‘C’ Futures Contracts	3	Mar 2023	187,988	(4,050)
Cattle Feeder Futures Contracts	13	Mar 2023	1,209,163	(18,078)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (Concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short† (Continued)
Gold 100 oz. Futures Contracts	2	Feb 2023	$365,980	$(20,431)
Live Cattle Futures Contracts	50	Apr 2023	3,235,500	(47,095)
Gasoline RBOB Futures Contracts	13	Mar 2023	1,439,256	(93,332)
			$9,344,796	$(18,248)
Currency Futures Contracts Sold Short†
Euro FX Futures Contracts	1	Mar 2023	$134,494	$(716)
Australian Dollar Futures Contracts	26	Mar 2023	1,775,020	(11,188)
Swiss Franc Futures Contracts	62	Mar 2023	8,446,338	(55,072)
			$10,355,852	$(66,976)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Goldman Sachs International	GS Long/Short Equity Custom Basket	Pay	4.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	$7,005,079	$59,316
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	Pay	4.73% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	6,988,128	50,610
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	Pay	4.73% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	7,130,718	(28,042)
Goldman Sachs International	GS Equity Market Neutral Custom Basket	Pay	4.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	7,130,718	(52,982)
						$28,254,643	$28,902
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	Receive	4.03% (Federal Funds Rate - 0.30%)	At Maturity	08/31/23	$6,810,781	$1,049,896
Goldman Sachs International	GS Equity Market Neutral Custom Basket	Receive	4.11% (Federal Funds Rate - 0.22%)	At Maturity	05/06/24	6,810,814	1,036,449
Goldman Sachs International	GS Long/Short Equity Custom Basket	Receive	4.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	4,623,461	200,126
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	Receive	4.03% (Federal Funds Rate - 0.30%)	At Maturity	08/31/23	4,660,312	196,841
						$22,905,368	$2,483,312

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Consumer, Cyclical
Home Depot, Inc.	182	0.85%	$6,711
GMS, Inc.	1,199	0.89%	5,970
Academy Sports & Outdoors, Inc.	545	0.41%	5,401
Buckle, Inc.	906	0.59%	4,760
Allison Transmission Holdings, Inc.	1,312	0.78%	4,293
Patrick Industries, Inc.	247	0.21%	3,663
Methode Electronics, Inc.	936	0.59%	3,216
Haverty Furniture Companies, Inc.	908	0.39%	1,458
Group 1 Automotive, Inc.	118	0.30%	1,312
Starbucks Corp.	327	0.46%	1,201
Ethan Allen Interiors, Inc.	614	0.23%	(325)
Wyndham Hotels & Resorts, Inc.	1,008	1.03%	(641)
Watsco, Inc.	84	0.30%	(888)
Boyd Gaming Corp.	567	0.44%	(971)
Lowe’s Companies, Inc.	126	0.36%	(1,016)
Columbia Sportswear Co.	818	1.03%	(1,358)
Yum! Brands, Inc.	558	1.02%	(1,399)
Winnebago Industries, Inc.	328	0.25%	(1,460)
MSC Industrial Direct Company, Inc. — Class A	555	0.65%	(1,549)
Oxford Industries, Inc.	279	0.37%	(1,722)
Steven Madden Ltd.	902	0.41%	(2,207)
Williams-Sonoma, Inc.	198	0.33%	(2,677)
Brunswick Corp.	787	0.81%	(2,769)
Total Consumer, Cyclical			19,003

Technology
Rambus, Inc.	532	0.27%	8,346
Axcelis Technologies, Inc.	227	0.26%	3,482
CSG Systems International, Inc.	299	0.24%	2,931
Diodes, Inc.	338	0.37%	2,732
NetApp, Inc.	315	0.27%	1,203
QUALCOMM, Inc.	183	0.29%	924
Maximus, Inc.	444	0.47%	354
Adobe, Inc.	62	0.30%	189
Dropbox, Inc. — Class A	1,809	0.58%	(287)
Teradata Corp.	735	0.35%	(317)
Veeco Instruments, Inc.	900	0.24%	(785)
Apple, Inc.	165	0.31%	(829)
Synaptics, Inc.	237	0.32%	(957)
Kulicke & Soffa Industries, Inc.	406	0.26%	(1,422)
Avid Technology, Inc.	828	0.32%	(1,523)
NetScout Systems, Inc.	702	0.33%	(1,589)
Cirrus Logic, Inc.	951	1.01%	(1,622)
Microsoft Corp.	193	0.66%	(1,873)
ACI Worldwide, Inc.	702	0.23%	(1,988)
Synopsys, Inc.	173	0.79%	(2,313)
Applied Materials, Inc.	582	0.81%	(5,153)
Total Technology			(497)

Industrial
Vishay Intertechnology, Inc.	2,541	0.78%	12,019
Standex International Corp.	681	1.00%	7,254
Dorian LPG Ltd.	1,881	0.51%	7,253
Louisiana-Pacific Corp.	1,000	0.85%	4,942
Albany International Corp. — Class A	646	0.91%	4,489
Snap-on, Inc.	302	0.99%	4,400
Eagle Materials, Inc.	483	0.92%	4,175
Emerson Electric Co.	704	0.97%	3,814
Textron, Inc.	1,014	1.03%	2,605
Lockheed Martin Corp.	111	0.77%	1,048
Advanced Energy Industries, Inc.	518	0.64%	893
Donaldson Company, Inc.	1,218	1.03%	708
OSI Systems, Inc.	267	0.30%	300
Otis Worldwide Corp.	284	0.32%	(28)
General Dynamics Corp.	221	0.78%	(103)
AMETEK, Inc.	226	0.45%	(712)
3M Co.	222	0.38%	(1,081)
Graco, Inc.	1,061	1.02%	(1,849)
Mueller Industries, Inc.	629	0.53%	(2,069)
Sealed Air Corp.	719	0.51%	(2,306)
Acuity Brands, Inc.	266	0.63%	(4,087)
PGT Innovations, Inc.	1,152	0.30%	(5,249)
Sturm Ruger & Company, Inc.	926	0.67%	(13,167)
Total Industrial			23,249

Basic Materials
FMC Corp.	187	0.33%	2,260
Westlake Corp.	179	0.26%	2,182
American Vanguard Corp.	880	0.27%	648
NewMarket Corp.	113	0.50%	614
Olin Corp.	585	0.44%	(1,289)
Ingevity Corp.	290	0.29%	(1,555)
AdvanSix, Inc.	537	0.29%	(1,744)
Minerals Technologies, Inc.	818	0.71%	(3,262)
LyondellBasell Industries N.V. — Class A	363	0.43%	(3,346)
Huntsman Corp.	1,458	0.57%	(3,703)
Balchem Corp.	373	0.65%	(3,854)
Total Basic Materials			(13,049)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Financial
S&T Bancorp, Inc.	2,044	1.00%	$11,833
Renasant Corp.	1,856	1.00%	7,740
Preferred Bank/Los Angeles CA	992	1.06%	6,315
TowneBank	2,209	0.97%	6,140
PennyMac Financial Services, Inc.	328	0.27%	3,028
Virtus Investment Partners, Inc.	124	0.34%	2,972
Associated Banc-Corp.	701	0.23%	2,149
NMI Holdings, Inc. — Class A	748	0.22%	1,605
International Bancshares Corp.	801	0.52%	1,594
Evercore, Inc. — Class A	403	0.63%	1,585
Bread Financial Holdings, Inc.	547	0.29%	1,421
Hilltop Holdings, Inc.	752	0.32%	1,276
National Bank Holdings Corp. — Class A	1,678	1.01%	(428)
Visa, Inc. — Class A	96	0.29%	(653)
Marcus & Millichap, Inc.	647	0.32%	(1,631)
Hope Bancorp, Inc.	5,510	1.01%	(2,946)
BankUnited, Inc.	866	0.42%	(3,082)
Central Pacific Financial Corp.	1,467	0.43%	(7,001)
Heritage Financial Corp.	2,335	1.02%	(7,395)
Stewart Information Services Corp.	657	0.40%	(7,398)
Office Properties Income Trust	2,410	0.46%	(16,097)
Total Financial			1,027

Communications
Cisco Systems, Inc.	806	0.55%	4,219
VeriSign, Inc.	148	0.44%	1,208
T-Mobile US, Inc.	416	0.83%	1,162
Alphabet, Inc. — Class C	240	0.30%	(2,217)
Meta Platforms, Inc. — Class A	395	0.68%	(6,490)
Gogo, Inc.	3,522	0.74%	(6,566)
InterDigital, Inc.	566	0.40%	(8,234)
Verizon Communications, Inc.	1,693	0.95%	(8,457)
Total Communications			(25,375)

Consumer, Non-cyclical
Perdoceo Education Corp.	4,758	0.95%	14,564
Ironwood Pharmaceuticals, Inc. — Class A	6,048	1.07%	9,134
United Therapeutics Corp.	137	0.55%	7,928
Bristol-Myers Squibb Co.	898	0.92%	7,083
Regeneron Pharmaceuticals, Inc.	29	0.30%	6,952
Hologic, Inc.	968	1.04%	6,410
Coca-Cola Co.	1,144	1.04%	5,509
Vertex Pharmaceuticals, Inc.	121	0.50%	4,876
Jazz Pharmaceuticals plc	242	0.55%	4,673
Incyte Corp.	362	0.42%	3,885
Amphastar Pharmaceuticals, Inc.	685	0.27%	3,762
Quest Diagnostics, Inc.	487	1.09%	3,606
Triton International Ltd.	654	0.64%	3,482
Supernus Pharmaceuticals, Inc.	1,012	0.52%	2,818
Innoviva, Inc.	2,078	0.39%	2,486
Eli Lilly & Co.	41	0.21%	2,261
Post Holdings, Inc.	552	0.71%	1,847
Altria Group, Inc.	1,179	0.77%	1,781
Lamb Weston Holdings, Inc.	310	0.40%	1,196
Quanex Building Products Corp.	822	0.28%	1,033
Prestige Consumer Healthcare, Inc.	954	0.85%	937
Globus Medical, Inc. — Class A	507	0.54%	852
John B Sanfilippo & Son, Inc.	889	1.03%	643
Monster Beverage Corp.	419	0.61%	(240)
Hershey Co.	312	1.03%	(477)
Inter Parfums, Inc.	215	0.30%	(516)
Danaher Corp.	215	0.82%	(604)
Gilead Sciences, Inc.	433	0.53%	(947)
Exelixis, Inc.	1,194	0.27%	(1,238)
IDEXX Laboratories, Inc.	162	0.95%	(2,067)
Varex Imaging Corp.	2,623	0.76%	(3,265)
EVERTEC, Inc.	1,341	0.62%	(4,146)
Royalty Pharma plc — Class A	1,355	0.77%	(4,570)
Eagle Pharmaceuticals, Inc.	1,098	0.46%	(8,506)
Tyson Foods, Inc. — Class A	849	0.76%	(16,867)
Vanda Pharmaceuticals, Inc.	2,684	0.28%	(17,287)
USANA Health Sciences, Inc.	1,008	0.77%	(20,422)
Total Consumer, Non-cyclical			16,566

Energy
Marathon Petroleum Corp.	636	1.06%	9,410
Exxon Mobil Corp.	672	1.06%	6,738
Phillips 66	363	0.54%	6,595
Valero Energy Corp.	368	0.67%	5,131

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Par Pacific Holdings, Inc.	789	0.26%	$2,885
Antero Midstream Corp.	6,485	1.00%	2,697
REX American Resources Corp.	746	0.34%	1,917
ONEOK, Inc.	257	0.24%	1,459
SunCoke Energy, Inc.	2,674	0.33%	1,012
Kinder Morgan, Inc.	3,715	0.96%	618
Williams Companies, Inc.	1,230	0.58%	(456)
Equitrans Midstream Corp.	2,573	0.25%	(1,797)
DT Midstream, Inc.	1,222	0.97%	(2,136)
CVR Energy, Inc.	1,128	0.51%	(3,546)
Occidental Petroleum Corp.	443	0.40%	(3,607)
Total Energy			26,920

Utilities
FirstEnergy Corp.	1,761	1.06%	7,415
ONE Gas, Inc.	534	0.58%	1,401
UGI Corp.	1,794	0.95%	826
Chesapeake Utilities Corp.	378	0.64%	238
Black Hills Corp.	1,033	1.04%	217
National Fuel Gas Co.	309	0.28%	93
OGE Energy Corp.	1,844	1.04%	14
Otter Tail Corp.	524	0.44%	(1,836)
Clearway Energy, Inc. — Class C	1,267	0.58%	(2,758)
MGE Energy, Inc.	738	0.74%	(2,844)
Total Utilities			2,766
Total MS Long/Short Equity Long Custom Basket			50,610

MS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Viad Corp.	720	(0.41)%	14,417
ASGN, Inc.	337	(0.59)%	13,262
Healthcare Services Group, Inc.	2,193	(0.56)%	8,680
Equifax, Inc.	359	(1.50)%	7,204
FTI Consulting, Inc.	289	(0.98)%	4,704
CoStar Group, Inc.	624	(1.03)%	4,216
TransUnion	1,085	(1.32)%	3,989
Driven Brands Holdings, Inc.	1,781	(1.04)%	3,584
Rollins, Inc.	571	(0.45)%	1,993
Patterson Companies, Inc.	711	(0.43)%	1,889
GXO Logistics, Inc.	457	(0.42)%	1,026
ABM Industries, Inc.	1,451	(1.38)%	(771)
Quanta Services, Inc.	176	(0.54)%	(1,516)
Cintas Corp.	159	(1.54)%	(4,479)
ICU Medical, Inc.	394	(1.33)%	(8,485)
Total Consumer, Non-cyclical			49,713

Utilities
AES Corp.	874	(0.54)%	(311)
Vistra Corp.	1,370	(0.68)%	(548)
Public Service Enterprise Group, Inc.	1,197	(1.57)%	(2,418)
Exelon Corp.	1,630	(1.51)%	(2,725)
Edison International	1,114	(1.52)%	(5,447)
Total Utilities			(11,449)

Basic Materials
Alcoa Corp.	526	(0.51)%	965
Freeport-McMoRan, Inc.	703	(0.57)%	669
ATI, Inc.	735	(0.47)%	513
Total Basic Materials			2,147

Financial
Signature Bank	202	(0.50)%	25,196
Invitation Homes, Inc.	1,263	(0.80)%	15,093
Welltower, Inc.	497	(0.70)%	12,270
Crown Castle, Inc.	232	(0.68)%	10,790
Equinix, Inc.	84	(1.18)%	8,594
Sun Communities, Inc.	510	(1.56)%	8,333
Americold Realty Trust, Inc.	1,299	(0.79)%	7,451
Bank of America Corp.	2,079	(1.48)%	6,916
KKR & Company, Inc. — Class A	944	(0.94)%	6,758
Ares Management Corp. — Class A	769	(1.13)%	6,575
Equitable Holdings, Inc.	2,329	(1.43)%	5,369
Raymond James Financial, Inc.	626	(1.44)%	5,346
Kennedy-Wilson Holdings, Inc.	3,087	(1.04)%	4,923
Digital Realty Trust, Inc.	314	(0.68)%	4,882
American Tower Corp. — Class A	332	(1.51)%	4,294
Assurant, Inc.	225	(0.60)%	3,999
Independence Realty Trust, Inc.	1,700	(0.62)%	3,687
Ryman Hospitality Properties, Inc.	602	(1.06)%	3,263
Host Hotels & Resorts, Inc.	1,702	(0.59)%	2,820
Pebblebrook Hotel Trust	1,140	(0.33)%	2,480
KeyCorp	3,087	(1.15)%	2,153
Kite Realty Group Trust	2,707	(1.22)%	2,036
Alexandria Real Estate Equities, Inc.	479	(1.50)%	1,996
Wells Fargo & Co.	629	(0.56)%	1,903
Principal Financial Group, Inc.	249	(0.45)%	1,283
UDR, Inc.	1,792	(1.49)%	1,261
Northern Trust Corp.	811	(1.54)%	1,204
Kimco Realty Corp.	2,396	(1.09)%	1,147

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Ventas, Inc.	649	(0.63)%	$1,138
Citigroup, Inc.	1,101	(1.07)%	378
Cboe Global Markets, Inc.	218	(0.59)%	375
Willis Towers Watson plc	146	(0.77)%	325
Cullen/Frost Bankers, Inc.	171	(0.49)%	92
Progressive Corp.	555	(1.54)%	(653)
Cincinnati Financial Corp.	207	(0.45)%	(686)
Iron Mountain, Inc.	1,145	(1.22)%	(789)
American International Group, Inc.	515	(0.70)%	(998)
TFS Financial Corp.	1,959	(0.61)%	(1,359)
Intercontinental Exchange, Inc.	431	(0.95)%	(1,857)
BlackRock, Inc. — Class A	57	(0.87)%	(2,059)
Arthur J Gallagher & Co.	137	(0.55)%	(2,244)
CBRE Group, Inc. — Class A	479	(0.79)%	(3,159)
Howard Hughes Corp.	1,128	(1.85)%	(3,398)
First Republic Bank	431	(1.13)%	(3,595)
Invesco Ltd.	2,576	(0.99)%	(3,997)
Allstate Corp.	456	(1.33)%	(4,047)
Apollo Global Management, Inc.	1,117	(1.53)%	(5,614)
Total Financial			129,875

Consumer, Cyclical
MillerKnoll, Inc.	1,245	(0.56)%	20,204
CarMax, Inc.	437	(0.57)%	8,444
American Airlines Group, Inc.	1,833	(0.50)%	7,835
Hawaiian Holdings, Inc.	1,633	(0.36)%	5,591
Floor & Decor Holdings, Inc. — Class A	246	(0.37)%	1,576
Live Nation Entertainment, Inc.	390	(0.58)%	1,497
Walgreens Boots Alliance, Inc.	1,148	(0.92)%	(536)
Delta Air Lines, Inc.	1,821	(1.28)%	(755)
Copart, Inc.	1,101	(1.44)%	(1,944)
Madison Square Garden Sports Corp. — Class A	161	(0.63)%	(6,357)
Total Consumer, Cyclical			35,555

Industrial
Stanley Black & Decker, Inc.	330	(0.53)%	11,732
Stericycle, Inc.	342	(0.37)%	7,128
Waste Management, Inc.	434	(1.46)%	5,773
TD SYNNEX Corp.	737	(1.50)%	2,626
Kirby Corp.	373	(0.52)%	1,518
Jacobs Solutions, Inc.	599	(1.54)%	930
J.B. Hunt Transport Services, Inc.	113	(0.42)%	(403)
Norfolk Southern Corp.	103	(0.54)%	(1,470)
TransDigm Group, Inc.	24	(0.32)%	(2,008)
FedEx Corp.	138	(0.51)%	(2,480)
Casella Waste Systems, Inc. — Class A	565	(0.96)%	(3,248)
Boeing Co.	128	(0.52)%	(3,509)
MSA Safety, Inc.	415	(1.28)%	(9,826)
Total Industrial			6,763

Energy
NOV, Inc.	1,331	(0.60)%	3,031
Helmerich & Payne, Inc.	470	(0.50)%	(499)
Patterson-UTI Energy, Inc.	2,097	(0.76)%	(722)
Halliburton Co.	1,937	(1.64)%	(2,058)
Liberty Energy, Inc. — Class A	1,603	(0.55)%	(2,757)
ChampionX Corp.	491	(0.31)%	(3,479)
Hess Corp.	318	(0.97)%	(4,455)
Valaris Ltd.	525	(0.76)%	(8,163)
EOG Resources, Inc.	514	(1.43)%	(9,022)
Schlumberger Ltd.	658	(0.75)%	(9,375)
Total Energy			(37,499)

Communications
IAC, Inc.	765	(0.73)%	8,831
Walt Disney Co.	597	(1.11)%	6,960
Warner Bros Discovery, Inc.	2,464	(0.50)%	5,585
Paramount Global — Class B	1,530	(0.55)%	4,068
Uber Technologies, Inc.	1,477	(0.78)%	1,848
Interpublic Group of Companies, Inc.	1,491	(1.07)%	(5,940)
Total Communications			21,352

Technology
Take-Two Interactive Software, Inc.	449	(1.00)%	1,223
Science Applications International Corp.	546	(1.30)%	(839)
Total Technology			384
Total MS Long/Short Equity Short Custom Basket			196,841

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Consumer, Cyclical
Patrick Industries, Inc.	527	0.48%	$7,754
Home Depot, Inc.	182	0.82%	6,766
GMS, Inc.	1,199	0.85%	5,841
Academy Sports & Outdoors, Inc.	545	0.41%	5,456
Buckle, Inc.	906	0.59%	4,794
Allison Transmission Holdings, Inc.	1,312	0.78%	4,302
Methode Electronics, Inc.	936	0.59%	3,250
Haverty Furniture Companies, Inc.	908	0.39%	1,440
Group 1 Automotive, Inc.	118	0.30%	1,439
Starbucks Corp.	327	0.46%	1,206
Ethan Allen Interiors, Inc.	614	0.23%	(287)
Watsco, Inc.	84	0.30%	(727)
Wyndham Hotels & Resorts, Inc.	1,008	1.03%	(756)
Boyd Gaming Corp.	567	0.44%	(913)
Lowe’s Companies, Inc.	126	0.36%	(1,043)
Winnebago Industries, Inc.	328	0.25%	(1,312)
Yum! Brands, Inc.	558	1.02%	(1,388)
Columbia Sportswear Co.	818	1.02%	(1,433)
MSC Industrial Direct Company, Inc. — Class A	555	0.65%	(1,554)
Oxford Industries, Inc.	279	0.37%	(1,941)
Steven Madden Ltd.	902	0.41%	(2,269)
Williams-Sonoma, Inc.	198	0.32%	(2,514)
Brunswick Corp.	787	0.81%	(2,595)
Total Consumer, Cyclical			23,516

Technology
Rambus, Inc.	532	0.27%	8,341
Axcelis Technologies, Inc.	227	0.26%	3,556
CSG Systems International, Inc.	299	0.24%	2,902
Diodes, Inc.	338	0.37%	2,727
NetApp, Inc.	315	0.27%	1,196
QUALCOMM, Inc.	183	0.29%	948
Maximus, Inc.	444	0.46%	431
Adobe, Inc.	62	0.30%	157
Teradata Corp.	735	0.35%	(327)
Dropbox, Inc. — Class A	1,809	0.58%	(410)
Veeco Instruments, Inc.	900	0.24%	(768)
Apple, Inc.	165	0.31%	(814)
Synaptics, Inc.	237	0.32%	(900)
Kulicke & Soffa Industries, Inc.	406	0.26%	(1,420)
NetScout Systems, Inc.	702	0.33%	(1,423)
Avid Technology, Inc.	828	0.31%	(1,680)
Cirrus Logic, Inc.	951	1.01%	(1,691)
Microsoft Corp.	193	0.66%	(1,908)
ACI Worldwide, Inc.	702	0.23%	(1,964)
Synopsys, Inc.	173	0.79%	(2,350)
Applied Materials, Inc.	582	0.81%	(5,285)
Total Technology			(682)

Industrial
Vishay Intertechnology, Inc.	2,541	0.78%	11,970
Dorian LPG Ltd.	1,881	0.51%	7,370
Standex International Corp.	681	1.00%	7,123
Louisiana-Pacific Corp.	1,000	0.85%	5,290
Albany International Corp. — Class A	646	0.91%	4,480
Snap-on, Inc.	302	0.99%	4,368
Eagle Materials, Inc.	483	0.92%	4,231
Emerson Electric Co.	704	0.97%	3,853
Textron, Inc.	1,014	1.02%	3,180
Lockheed Martin Corp.	111	0.77%	1,133
Advanced Energy Industries, Inc.	518	0.63%	1,008
Donaldson Company, Inc.	1,218	1.02%	789
OSI Systems, Inc.	267	0.30%	284
General Dynamics Corp.	221	0.78%	17
Otis Worldwide Corp.	284	0.32%	(37)
AMETEK, Inc.	226	0.45%	(725)
3M Co.	222	0.38%	(1,103)
Graco, Inc.	1,061	1.02%	(1,887)
Mueller Industries, Inc.	629	0.53%	(2,076)
Sealed Air Corp.	719	0.51%	(2,322)
Acuity Brands, Inc.	266	0.63%	(3,993)
PGT Innovations, Inc.	1,152	0.30%	(5,214)
Sturm Ruger & Company, Inc.	926	0.67%	(13,461)
Total Industrial			24,278

Basic Materials
FMC Corp.	187	0.33%	2,331
Westlake Corp.	179	0.26%	2,124
NewMarket Corp.	113	0.50%	700
American Vanguard Corp.	880	0.27%	636
Olin Corp.	585	0.44%	(1,304)
Ingevity Corp.	290	0.29%	(1,571)
AdvanSix, Inc.	537	0.29%	(1,743)
Minerals Technologies, Inc.	818	0.71%	(3,182)
LyondellBasell Industries N.V. — Class A	363	0.43%	(3,342)
Huntsman Corp.	1,458	0.57%	(3,793)
Balchem Corp.	373	0.65%	(3,852)
Total Basic Materials			(12,996)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Financial
S&T Bancorp, Inc.	2,044	1.00%	$11,792
Renasant Corp.	1,856	1.00%	7,734
TowneBank	2,209	0.97%	6,424
Preferred Bank/Los Angeles CA	992	1.06%	6,231
PennyMac Financial Services, Inc.	328	0.27%	3,069
Virtus Investment Partners, Inc.	124	0.34%	2,920
Associated Banc-Corp.	701	0.23%	2,188
Evercore, Inc. — Class A	403	0.63%	1,970
NMI Holdings, Inc. — Class A	748	0.22%	1,640
International Bancshares Corp.	801	0.52%	1,582
Bread Financial Holdings, Inc.	547	0.29%	1,501
Hilltop Holdings, Inc.	752	0.32%	1,280
National Bank Holdings Corp. — Class A	1,678	1.01%	(326)
Visa, Inc. — Class A	96	0.28%	(685)
Marcus & Millichap, Inc.	647	0.32%	(1,661)
Hope Bancorp, Inc.	5,510	1.01%	(2,923)
BankUnited, Inc.	866	0.42%	(3,008)
Central Pacific Financial Corp.	1,467	0.42%	(7,040)
Stewart Information Services Corp.	657	0.40%	(7,418)
Heritage Financial Corp.	2,335	1.02%	(7,488)
Office Properties Income Trust	2,410	0.46%	(16,044)
Total Financial			1,738

Communications
Cisco Systems, Inc.	806	0.55%	4,290
VeriSign, Inc.	148	0.43%	1,226
T-Mobile US, Inc.	416	0.83%	1,157
Alphabet, Inc. — Class C	240	0.30%	(2,212)
Gogo, Inc.	3,522	0.74%	(5,886)
Meta Platforms, Inc. — Class A	395	0.68%	(6,491)
InterDigital, Inc.	566	0.40%	(8,254)
Verizon Communications, Inc.	1,693	0.95%	(8,524)
Total Communications			(24,694)

Consumer, Non-cyclical
Perdoceo Education Corp.	4,758	0.94%	14,591
Ironwood Pharmaceuticals, Inc. — Class A	6,048	1.07%	9,037
United Therapeutics Corp.	137	0.54%	7,937
Bristol-Myers Squibb Co.	898	0.92%	7,137
Regeneron Pharmaceuticals, Inc.	29	0.30%	6,954
Hologic, Inc.	968	1.03%	6,400
Coca-Cola Co.	1,144	1.04%	5,623
Vertex Pharmaceuticals, Inc.	121	0.50%	4,859
Jazz Pharmaceuticals plc	242	0.55%	4,798
Incyte Corp.	362	0.42%	4,012
Amphastar Pharmaceuticals, Inc.	685	0.27%	3,769
Quest Diagnostics, Inc.	487	1.09%	3,558
Triton International Ltd.	654	0.64%	3,489
Innoviva, Inc.	2,078	0.39%	2,461
Supernus Pharmaceuticals, Inc.	1,012	0.52%	2,435
Eli Lilly & Co.	41	0.21%	2,265
Post Holdings, Inc.	552	0.71%	1,965
Altria Group, Inc.	1,179	0.77%	1,771
Lamb Weston Holdings, Inc.	310	0.40%	1,213
Quanex Building Products Corp.	822	0.28%	1,020
Prestige Consumer Healthcare, Inc.	954	0.85%	934
Globus Medical, Inc. — Class A	507	0.54%	699
John B Sanfilippo & Son, Inc.	889	1.03%	665
Monster Beverage Corp.	419	0.61%	(298)
Hershey Co.	312	1.03%	(411)
Inter Parfums, Inc.	215	0.30%	(473)
Danaher Corp.	215	0.81%	(716)
Gilead Sciences, Inc.	433	0.53%	(1,012)
Exelixis, Inc.	1,194	0.27%	(1,167)
IDEXX Laboratories, Inc.	162	0.94%	(2,129)
Varex Imaging Corp.	2,623	0.76%	(3,079)
EVERTEC, Inc.	1,341	0.62%	(4,065)
Royalty Pharma plc — Class A	1,355	0.76%	(4,377)
Eagle Pharmaceuticals, Inc.	1,098	0.46%	(8,806)
Tyson Foods, Inc. — Class A	849	0.75%	(16,807)
Vanda Pharmaceuticals, Inc.	2,684	0.28%	(17,289)
USANA Health Sciences, Inc.	1,008	0.77%	(20,415)
Total Consumer, Non-cyclical			16,548

Energy
Marathon Petroleum Corp.	636	1.06%	9,553
Exxon Mobil Corp.	672	1.06%	6,885

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Phillips 66	363	0.54%	$6,639
Valero Energy Corp.	368	0.67%	5,237
Par Pacific Holdings, Inc.	789	0.26%	2,928
Antero Midstream Corp.	6,485	1.00%	2,827
REX American Resources Corp.	746	0.34%	2,036
ONEOK, Inc.	257	0.24%	1,473
SunCoke Energy, Inc.	2,674	0.33%	1,019
Kinder Morgan, Inc.	3,715	0.96%	713
Williams Companies, Inc.	1,230	0.58%	(403)
Equitrans Midstream Corp.	2,573	0.25%	(1,906)
DT Midstream, Inc.	1,222	0.96%	(2,075)
Occidental Petroleum Corp.	443	0.40%	(3,350)
CVR Energy, Inc.	1,128	0.50%	(3,379)
Total Energy			28,197

Utilities
FirstEnergy Corp.	1,761	1.05%	7,840
ONE Gas, Inc.	534	0.58%	1,462
UGI Corp.	1,794	0.95%	1,029
Chesapeake Utilities Corp.	378	0.64%	167
OGE Energy Corp.	1,844	1.04%	166
National Fuel Gas Co.	309	0.28%	138
Black Hills Corp.	1,033	1.04%	86
Otter Tail Corp.	524	0.44%	(1,876)
Clearway Energy, Inc. — Class C	1,267	0.58%	(2,762)
MGE Energy, Inc.	738	0.74%	(2,839)
Total Utilities			3,411
Total GS Long/Short Equity Long Custom Basket			59,316

GS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Viad Corp.	720	(0.40)%	14,396
ASGN, Inc.	337	(0.59)%	13,299
Healthcare Services Group, Inc.	2,193	(0.57)%	8,765
Equifax, Inc.	359	(1.51)%	7,252
FTI Consulting, Inc.	289	(0.99)%	5,073
CoStar Group, Inc.	624	(1.04)%	4,056
TransUnion	1,085	(1.33)%	3,807
Driven Brands Holdings, Inc.	1,781	(1.05)%	3,672
Rollins, Inc.	571	(0.45)%	1,966
Patterson Companies, Inc.	711	(0.43)%	1,826
GXO Logistics, Inc.	457	(0.42)%	1,019
ABM Industries, Inc.	1,451	(1.39)%	(775)
Quanta Services, Inc.	176	(0.54)%	(1,479)
Cintas Corp.	159	(1.55)%	(4,683)
ICU Medical, Inc.	394	(1.34)%	(8,543)
Total Consumer, Non-cyclical			49,651

Utilities
AES Corp.	874	(0.54)%	(265)
Vistra Corp.	1,370	(0.69)%	(667)
Public Service Enterprise Group, Inc.	1,197	(1.59)%	(2,147)
Exelon Corp.	1,630	(1.52)%	(2,775)
Edison International	1,114	(1.53)%	(5,841)
Total Utilities			(11,695)

Basic Materials
Alcoa Corp.	526	(0.52)%	1,065
Freeport-McMoRan, Inc.	703	(0.58)%	683
ATI, Inc.	735	(0.47)%	591
Total Basic Materials			2,339

Financial
Signature Bank	202	(0.50)%	25,135
Invitation Homes, Inc.	1,263	(0.81)%	15,095
Welltower, Inc.	497	(0.70)%	12,275
Crown Castle, Inc.	232	(0.68)%	10,784
Equinix, Inc.	84	(1.19)%	8,476
Sun Communities, Inc.	510	(1.58)%	8,303
Americold Realty Trust, Inc.	1,299	(0.80)%	7,414
Bank of America Corp.	2,079	(1.49)%	6,904
KKR & Company, Inc. — Class A	944	(0.95)%	6,767
Ares Management Corp. — Class A	769	(1.14)%	6,578
Howard Hughes Corp.	646	(1.07)%	5,445
Equitable Holdings, Inc.	2,329	(1.45)%	5,254
Raymond James Financial, Inc.	626	(1.45)%	5,241
Kennedy-Wilson Holdings, Inc.	3,087	(1.05)%	4,903
Digital Realty Trust, Inc.	314	(0.68)%	4,838
American Tower Corp. — Class A	332	(1.52)%	4,441
Assurant, Inc.	225	(0.61)%	4,002
Independence Realty Trust, Inc.	1,700	(0.62)%	3,661
Ryman Hospitality Properties, Inc.	602	(1.06)%	3,235
Host Hotels & Resorts, Inc.	1,702	(0.59)%	2,880
Pebblebrook Hotel Trust	1,140	(0.33)%	2,504
Kite Realty Group Trust	2,707	(1.23)%	2,063
Wells Fargo & Co.	629	(0.56)%	1,895
KeyCorp	3,087	(1.16)%	1,862

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Alexandria Real Estate Equities, Inc.	479	(1.51)%	$1,604
Principal Financial Group, Inc.	249	(0.45)%	1,292
UDR, Inc.	1,792	(1.50)%	1,240
Ventas, Inc.	649	(0.63)%	1,002
Kimco Realty Corp.	2,396	(1.10)%	985
Northern Trust Corp.	811	(1.55)%	881
Citigroup, Inc.	1,101	(1.08)%	462
Cboe Global Markets, Inc.	218	(0.59)%	404
Willis Towers Watson plc	146	(0.77)%	393
Cullen/Frost Bankers, Inc.	171	(0.49)%	61
Progressive Corp.	555	(1.56)%	(698)
Iron Mountain, Inc.	1,145	(1.23)%	(814)
Cincinnati Financial Corp.	207	(0.46)%	(858)
American International Group, Inc.	515	(0.70)%	(944)
TFS Financial Corp.	1,959	(0.61)%	(1,353)
Intercontinental Exchange, Inc.	431	(0.96)%	(1,950)
BlackRock, Inc. — Class A	57	(0.87)%	(2,069)
Arthur J Gallagher & Co.	137	(0.56)%	(2,223)
CBRE Group, Inc. — Class A	479	(0.80)%	(3,453)
First Republic Bank	431	(1.14)%	(3,748)
Allstate Corp.	456	(1.34)%	(4,038)
Invesco Ltd.	2,576	(1.00)%	(4,085)
Apollo Global Management, Inc.	1,117	(1.54)%	(5,672)
Total Financial			136,374

Consumer, Cyclical
MillerKnoll, Inc.	1,245	(0.57)%	20,186
CarMax, Inc.	437	(0.58)%	8,403
American Airlines Group, Inc.	1,833	(0.50)%	7,864
Hawaiian Holdings, Inc.	1,633	(0.36)%	5,550
Live Nation Entertainment, Inc.	390	(0.59)%	1,558
Floor & Decor Holdings, Inc. — Class A	246	(0.37)%	1,532
Walgreens Boots Alliance, Inc.	1,148	(0.93)%	(820)
Delta Air Lines, Inc.	1,821	(1.29)%	(838)
Copart, Inc.	1,101	(1.45)%	(2,310)
Madison Square Garden Sports Corp. — Class A	161	(0.64)%	(6,866)
Total Consumer, Cyclical			34,259

Industrial
Stanley Black & Decker, Inc.	330	(0.54)%	11,689
Stericycle, Inc.	342	(0.37)%	7,114
Waste Management, Inc.	434	(1.47)%	5,742
TD SYNNEX Corp.	737	(1.51)%	2,558
Kirby Corp.	373	(0.52)%	1,623
Jacobs Solutions, Inc.	599	(1.56)%	732
J.B. Hunt Transport Services, Inc.	113	(0.43)%	(487)
Norfolk Southern Corp.	103	(0.55)%	(1,485)
TransDigm Group, Inc.	24	(0.33)%	(1,961)
FedEx Corp.	138	(0.52)%	(2,515)
Casella Waste Systems, Inc. — Class A	565	(0.97)%	(3,216)
Boeing Co.	128	(0.53)%	(3,555)
MSA Safety, Inc.	415	(1.29)%	(9,555)
Total Industrial			6,684

Energy
NOV, Inc.	1,331	(0.60)%	3,053
Helmerich & Payne, Inc.	470	(0.50)%	(499)
Patterson-UTI Energy, Inc.	2,097	(0.76)%	(628)
Halliburton Co.	1,937	(1.65)%	(2,312)
Liberty Energy, Inc. — Class A	1,603	(0.56)%	(2,878)
ChampionX Corp.	491	(0.31)%	(3,441)
Hess Corp.	318	(0.98)%	(4,464)
Valaris Ltd.	525	(0.77)%	(8,218)
EOG Resources, Inc.	514	(1.44)%	(9,215)
Schlumberger Ltd.	658	(0.76)%	(9,443)
Total Energy			(38,045)

Communications
IAC, Inc.	765	(0.73)%	8,430
Walt Disney Co.	597	(1.12)%	6,838
Warner Bros Discovery, Inc.	2,464	(0.51)%	5,316
Paramount Global — Class B	1,530	(0.56)%	4,137
Uber Technologies, Inc.	1,477	(0.79)%	1,899
Interpublic Group of Companies, Inc.	1,491	(1.07)%	(6,433)
Total Communications			20,187

Technology
Take-Two Interactive Software, Inc.	449	(1.01)%	1,331
Science Applications International Corp.	546	(1.31)%	(959)
Total Technology			372
Total GS Long/Short Equity Short Custom Basket			200,126

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Gaming and Leisure Properties, Inc.	9,851	7.20%	$85,444
Sun Communities, Inc.	2,615	5.24%	51,636
Ryman Hospitality Properties, Inc.	6,809	7.81%	32,529
Brixmor Property Group, Inc.	11,962	3.80%	26,481
SITE Centers Corp.	23,047	4.42%	22,024
Ventas, Inc.	7,850	4.96%	19,847
Agree Realty Corp.	6,546	6.51%	18,938
CareTrust REIT, Inc.	21,772	5.67%	9,441
InvenTrust Properties Corp.	12,513	4.15%	1,763
Cousins Properties, Inc.	4,372	1.55%	(1,335)
Four Corners Property Trust, Inc.	15,421	5.61%	(1,511)
Alexandria Real Estate Equities, Inc.	2,880	5.88%	(2,273)
SBA Communications Corp.	577	2.27%	(12,686)
American Tower Corp. — Class A	729	2.17%	(16,659)
Boston Properties, Inc.	1,551	1.47%	(20,691)
Rexford Industrial Realty, Inc.	11,283	8.65%	(26,663)
Piedmont Office Realty Trust, Inc. — Class A	12,141	1.56%	(29,300)
NETSTREIT Corp.	24,392	6.27%	(33,654)
AvalonBay Communities, Inc.	2,353	5.33%	(33,665)
Equity Residential	6,223	5.15%	(41,568)
Xenia Hotels & Resorts, Inc.	23,440	4.33%	(76,140)
Total Financial			(28,042)
Total MS Equity Market Neutral Long Custom Basket			(28,042)

MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	28,923	(6.66)%	205,550
Office Properties Income Trust	23,513	(4.61)%	182,832
Broadstone Net Lease, Inc.	25,100	(5.97)%	141,862
Essex Property Trust, Inc.	2,074	(6.45)%	97,333
Necessity Retail REIT, Inc.	39,646	(3.45)%	73,298
Apartment Income REIT Corp.	6,013	(3.03)%	58,419
Camden Property Trust	1,909	(3.14)%	51,141
Mid-America Apartment Communities, Inc.	2,458	(5.67)%	36,901
Host Hotels & Resorts, Inc.	13,395	(3.16)%	34,796
Realty Income Corp.	11,369	(10.59)%	20,323
Apple Hospitality REIT, Inc.	24,492	(5.67)%	13,398
STAG Industrial, Inc.	19,042	(9.03)%	11,665
Federal Realty Investment Trust	3,693	(5.48)%	801
Phillips Edison & Company, Inc.	24,380	(11.40)%	(2,676)
Welltower, Inc.	5,031	(4.84)%	(22,477)
Total Financial			903,166

Exchange Traded Funds
Vanguard Real Estate ETF	8,960	(10.85)%	146,730
Total MS Equity Market Neutral Short Custom Basket			1,049,896

GS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Gaming and Leisure Properties, Inc.	9,851	7.20%	85,408
Ryman Hospitality Properties, Inc.	6,809	7.81%	33,217
Brixmor Property Group, Inc.	11,962	3.80%	26,534
Sun Communities, Inc.	2,615	5.24%	24,883
SITE Centers Corp.	23,047	4.42%	22,262
Ventas, Inc.	7,850	4.96%	19,916
Agree Realty Corp.	6,546	6.51%	17,991
CareTrust REIT, Inc.	21,772	5.67%	9,322
InvenTrust Properties Corp.	12,513	4.15%	2,700
Cousins Properties, Inc.	4,372	1.55%	(1,406)
Four Corners Property Trust, Inc.	15,421	5.61%	(1,473)
Alexandria Real Estate Equities, Inc.	2,880	5.88%	(2,193)
SBA Communications Corp.	577	2.27%	(12,580)
American Tower Corp. — Class A	729	2.17%	(16,675)
Boston Properties, Inc.	1,551	1.47%	(20,881)
Rexford Industrial Realty, Inc.	11,283	8.65%	(25,922)
Piedmont Office Realty Trust, Inc. — Class A	12,141	1.56%	(29,252)
NETSTREIT Corp.	24,392	6.27%	(33,353)
AvalonBay Communities, Inc.	2,353	5.33%	(33,933)
Equity Residential	6,223	5.15%	(42,046)
Xenia Hotels & Resorts, Inc.	23,440	4.33%	(75,501)
Total Financial			(52,982)
Total GS Equity Market Neutral Long Custom Basket			(52,982)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	28,923	(6.66)%	$206,436
Office Properties Income Trust	23,513	(4.61)%	183,877
Broadstone Net Lease, Inc.	25,100	(5.97)%	138,185
Essex Property Trust, Inc.	2,074	(6.45)%	95,900
Necessity Retail REIT, Inc.	39,646	(3.45)%	73,122
Apartment Income REIT Corp.	6,013	(3.03)%	58,347
Camden Property Trust	1,909	(3.14)%	51,122
Mid-America Apartment Communities, Inc.	2,458	(5.67)%	36,957
Host Hotels & Resorts, Inc.	13,395	(3.16)%	34,986
Realty Income Corp.	11,369	(10.59)%	20,134
STAG Industrial, Inc.	19,043	(9.03)%	10,567
Apple Hospitality REIT, Inc.	24,492	(5.67)%	6,136
Federal Realty Investment Trust	3,693	(5.48)%	505
Phillips Edison & Company, Inc.	24,380	(11.40)%	(4,814)
Welltower, Inc.	5,031	(4.84)%	(23,029)
Total Financial			888,431

Exchange Traded Funds
Vanguard Real Estate ETF	8,960	(10.85)%	148,018
Total GS Equity Market Neutral Short Custom Basket			$1,036,449

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as short security and equity custom basket swap collateral at December 31, 2022.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2022.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$14,372,416	$—	$—		$14,372,416
Rights	—	—	—	*	—
Mutual Funds	9,554,167	—	—		9,554,167
Closed-End Funds	3,231,914	—	—		3,231,914
U.S. Treasury Bills	—	7,480,471	—		7,480,471
Repurchase Agreements	—	11,771,665	—		11,771,665
Securities Lending Collateral	21,038	—	—		21,038
Commodity Futures Contracts**	548,328	—	—		548,328
Interest Rate Futures Contracts**	19,663	78,018	—		97,681
Currency Futures Contracts**	63,250	—	—		63,250
Equity Futures Contracts**	21,266	27,688	—		48,954
Equity Custom Basket Swap Agreements**	—	2,593,238	—		2,593,238
Total Assets	$27,832,042	$21,951,080	$—		$49,783,122

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$1,187,167	$—	$—	$1,187,167
Exchange-Traded Funds Sold Short	3,258,136	—	—	3,258,136
Commodity Futures Contracts**	268,798	—	—	268,798
Equity Futures Contracts**	192,130	17,135	—	209,265
Currency Futures Contracts**	105,166	—	—	105,166
Interest Rate Futures Contracts**	1,399	9,997	—	11,396
Equity Custom Basket Swap Agreements**	—	81,024	—	81,024
Total Liabilities	$5,012,796	$108,156	$—	$5,120,952

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,687,069	$—	$—	$—	$(90,721)	$2,596,348	108,001	$73,827
Guggenheim Strategy Fund III	2,484,199	—	—	—	(96,271)	2,387,928	99,249	70,952
Guggenheim Ultra Short Duration Fund — Institutional Class	2,558,734	—	—	—	(72,223)	2,486,511	257,937	56,463
Guggenheim Variable Insurance Strategy Fund III	2,160,414	—	—	—	(77,034)	2,083,380	86,555	56,951
	$9,890,416	$—	$—	$—	$(336,249)	$9,554,167		$258,193

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value - including $19,209 of securities loaned (cost $25,109,547)	$25,105,839
Investments in affiliated issuers, at value (cost $9,906,756)	9,554,167
Repurchase agreements, at value (cost $11,771,665)	11,771,665
Cash	4,626,375
Segregated cash with broker	584,284
Unrealized appreciation on OTC swap agreements	2,593,238
Receivables:
Securities sold	462,581
Dividends	56,033
Fund shares sold	12,920
Short sale rebate income	11,375
Interest	2,777
Securities lending income	1,610
Other assets	2,177
Total assets	54,785,041

Liabilities:
Securities sold short, at value (proceeds $4,730,820)	4,445,303
Unrealized depreciation on OTC swap agreements	81,024
Payable for:
Swap settlement	96,569
Variation margin on futures contracts	76,809
Management fees	48,840
Return of securities lending collateral	21,038
Fund shares redeemed	2,831
Trustees’ fees*	664
Miscellaneous	2,752
Total liabilities	4,775,830
Net assets	$50,009,211

Net assets consist of:
Paid in capital	$51,871,194
Total distributable earnings (loss)	(1,861,983)
Net assets	$50,009,211
Capital shares outstanding	1,956,776
Net asset value per share	$25.56

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $507)	$348,890
Dividends from securities of affiliated issuers	258,193
Interest	315,379
Income from securities lending, net	17,352
Total investment income	939,814

Expenses:
Management fees	602,947
Short sales dividend expense	163,722
Interest expense	24,642
Trustees’ fees*	6,786
Miscellaneous	1,443
Total expenses	799,540
Less:
Expenses waived by Adviser	(25,589)
Net expenses	773,951
Net investment income	165,863

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(47,948)
Investments in unaffiliated issuers sold short	(256,469)
Swap agreements	(1,464,624)
Futures contracts	(276,303)
Foreign currency transactions	(2,287)
Net realized loss	(2,047,631)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,207,889)
Investments in affiliated issuers	(336,249)
Investments in unaffiliated issuers sold short	1,405,877
Swap agreements	(113,893)
Futures contracts	348,742
Foreign currency translations	(670)
Net change in unrealized appreciation (depreciation)	95,918
Net realized and unrealized loss	(1,951,713)
Net decrease in net assets resulting from operations	$(1,785,850)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$165,863	$(194,117)
Net realized gain (loss) on investments	(2,047,631)	1,956,793
Net change in unrealized appreciation (depreciation) on investments	95,918	1,313,474
Net increase (decrease) in net assets resulting from operations	(1,785,850)	3,076,150

Distributions to shareholders	(1,162,689)	(1,077,383)

Capital share transactions:
Proceeds from sale of shares	25,458,108	12,200,221
Distributions reinvested	1,162,689	1,077,383
Cost of shares redeemed	(17,511,929)	(11,740,269)
Net increase from capital share transactions	9,108,868	1,537,335
Net increase in net assets	6,160,329	3,536,102

Net assets:
Beginning of year	43,848,882	40,312,780
End of year	$50,009,211	$43,848,882

Capital share activity:
Shares sold	953,181	447,099
Shares issued from reinvestment of distributions	44,394	40,051
Shares redeemed	(663,986)	(437,203)
Net increase in shares	333,589	49,947

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$27.01	$25.62	$24.17	$23.55	$24.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	(.12)	(.07)	.23	.20
Net gain (loss) on investments (realized and unrealized)	(.96)	2.18	1.85	.97	(1.48)
Total from investment operations	(.87)	2.06	1.78	1.20	(1.28)
Less distributions from:
Net investment income	(.31)	—	(.33)	(.58)	—
Net realized gains	(.27)	(.67)	—	—	—
Total distributions	(.58)	(.67)	(.33)	(.58)	—
Net asset value, end of period	$25.56	$27.01	$25.62	$24.17	$23.55

Total Return[b]	(3.40%)	8.10%	7.39%	5.15%	(5.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,009	$43,849	$40,313	$34,610	$40,335
Ratios to average net assets:
Net investment income (loss)	0.33%	(0.45%)	(0.27%)	0.94%	0.85%
Total expenses[c]	1.58%	1.92%	1.68%	1.72%	1.54%
Net expenses[d,e]	1.53%	1.87%	1.63%	1.69%	1.52%
Portfolio turnover rate	187%	180%	207%	163%	162%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Excluding interest and dividend expense related to short sales, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
1.15%	1.16%	1.13%	1.16%	1.16%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

For the Reporting Period, Rydex Commodities Strategy Fund returned 22.88%, compared with the 25.99% return of the Index, the Fund’s benchmark.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Commodity prices saw an increase in volatility during 2022 due to unforeseen geopolitical events. In response to the Russian invasion of Ukraine in the first quarter of 2022, there was a strong rally in the agriculture, energy, and industrial metals sectors. After the immediate shock due to supply and demand concerns, commodity prices stabilized, and the Index realized a positive return for the year. The energy sector continued to stay elevated throughout the year due to international sanctions on Russian oil and gas exports along with fears of a cold European winter.

Fifteen of the twenty-four components of the Index had positive returns during the period. The best performing component was Heating Oil, with a return above 110%. Gas Oil, Unleaded Gas, and Nickel also saw strong performance for the year, returning above 90%, 45% and 45%, respectively. Coffee, Aluminum, and Zinc saw the strongest declines for the year, being down more than 20%, 15% and 10%, respectively.

Three of the five Index Sectors experienced positive performance during the period. Energy, agriculture, and livestock were the Index sectors with positive performance. Industrial Metals and Precious Metals were the Index sectors with negative performance.

How did the Fund use derivatives during the Reporting Period?

The Fund used futures contracts to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity. Futures contracts are the primary way in which the Fund gains exposure to the S&P GSCI Index, and therefore most of the Fund’s performance is due to these derivatives.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

62 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2022

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

Largest Holdings	(% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	17.4%
Guggenheim Strategy Fund II	17.3%
Total	34.7%

The Fund invests principally in derivative investments such as futures contracts. “Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Commodities Strategy Fund	22.88%	5.33%	(4.49%)
S&P Goldman Sachs Commodity Index	25.99%	6.46%	(3.30%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

64 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2022
COMMODITIES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 34.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	224,553	$2,164,689
Guggenheim Strategy Fund II1	89,740	2,157,353
Total Mutual Funds
(Cost $4,473,985)		4,322,042

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 4.0%
Federal Farm Credit Bank
4.10% due 01/26/23[2]	$500,000	498,576
Total Federal Agency Discount Notes
(Cost $498,576)		498,576

U.S. TREASURY BILLS†† - 2.4%
U.S. Treasury Bills
3.80% due 01/17/23[2,3]	300,000	299,571
Total U.S. Treasury Bills
(Cost $299,482)		299,571

REPURCHASE AGREEMENTS††,4 - 47.9%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	3,369,807	3,369,807
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	1,296,080	1,296,080
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	1,292,066	1,292,066
Total Repurchase Agreements
(Cost $5,957,953)		5,957,953

Total Investments - 89.0%
(Cost $11,229,996)		$11,078,142
Other Assets & Liabilities, net - 11.0%		1,372,559
Total Net Assets - 100.0%		$12,450,701

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	80	Jan 2023	$12,243,000	$662,513

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$4,322,042	$—	$—	$4,322,042
Federal Agency Discount Notes	—	498,576	—	498,576
U.S. Treasury Bills	—	299,571	—	299,571
Repurchase Agreements	—	5,957,953	—	5,957,953
Commodity Futures Contracts**	662,513	—	—	662,513
Total Assets	$4,984,555	$6,756,100	$—	$11,740,655

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,232,735	$—	$—	$—	$(75,382)	$2,157,353	89,740	$61,345
Guggenheim Ultra Short Duration Fund — Institutional Class	2,227,564	—	—	—	(62,875)	2,164,689	224,553	49,155
	$4,460,299	$—	$—	$—	$(138,257)	$4,322,042		$110,500

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $798,058)	$798,147
Investments in affiliated issuers, at value (cost $4,473,985)	4,322,042
Repurchase agreements, at value (cost $5,957,953)	5,957,953
Cash	772
Segregated cash with broker	1,142,004
Receivables:
Variation margin on futures contracts	169,000
Fund shares sold	92,192
Dividends	16,704
Interest	1,406
Other assets	1,850
Total assets	12,502,070

Liabilities:
Payable for:
Professional fees	24,691
Management fees	7,092
Printing fees	6,583
Transfer agent fees	3,969
Investor service fees	2,433
Portfolio accounting and administration fees	1,509
Fund shares redeemed	383
Trustees’ fees*	161
Miscellaneous	4,548
Total liabilities	51,369
Net assets	$12,450,701

Net assets consist of:
Paid in capital	$18,276,422
Total distributable earnings (loss)	(5,825,721)
Net assets	$12,450,701
Capital shares outstanding	122,656
Net asset value per share	$101.51

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$110,500
Interest	161,910
Total investment income	272,410

Expenses:
Management fees	153,886
Investor service fees	43,575
Transfer agent fees	47,071
Professional fees	40,079
Portfolio accounting and administration fees	21,363
Custodian fees	2,611
Trustees’ fees*	2,083
Miscellaneous	16,227
Total expenses	326,895
Less:
Expenses waived by Adviser	(28,363)
Net expenses	298,532
Net investment loss	(26,122)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	2,396,693
Net realized gain	2,396,693
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	204
Investments in affiliated issuers	(138,257)
Futures contracts	328,169
Net change in unrealized appreciation (depreciation)	190,116
Net realized and unrealized gain	2,586,809
Net increase in net assets resulting from operations	$2,560,687

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(26,122)	$(95,443)
Net realized gain on investments	2,396,693	987,963
Net change in unrealized appreciation (depreciation) on investments	190,116	167,817
Net increase in net assets resulting from operations	2,560,687	1,060,337

Distributions to shareholders	(868,839)	—

Capital share transactions:
Proceeds from sale of shares	47,179,380	70,892,284
Distributions reinvested	868,839	—
Cost of shares redeemed	(46,056,125)	(66,690,436)
Net increase from capital share transactions	1,992,094	4,201,848
Net increase in net assets	3,683,942	5,262,185

Net assets:
Beginning of year	8,766,759	3,504,574
End of year	$12,450,701	$8,766,759

Capital share activity:
Shares sold	430,268	860,618
Shares issued from reinvestment of distributions	8,045	—
Shares redeemed	(416,319)	(816,101)
Net increase in shares	21,994	44,517

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$87.09	$62.42	$81.37	$71.69	$87.44
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.96)	(.47)	.61	.67
Net gain (loss) on investments (realized and unrealized)	20.44	25.63	(18.06)	10.26	(13.34)
Total from investment operations	20.27	24.67	(18.53)	10.87	(12.67)
Less distributions from:
Net investment income	(5.85)	—	(.42)	(1.19)	(3.08)
Total distributions	(5.85)	—	(.42)	(1.19)	(3.08)
Net asset value, end of period	$101.51	$87.09	$62.42	$81.37	$71.69

Total Return[b]	22.88%	39.52%	(22.72%)	15.25%	(15.12%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,451	$8,767	$3,505	$3,193	$3,099
Ratios to average net assets:
Net investment income (loss)	(0.15%)	(1.20%)	(0.82%)	0.77%	0.75%
Total expenses[c]	1.88%	1.86%	1.88%	1.98%	1.81%
Net expenses[d]	1.71%	1.67%	1.69%	1.78%	1.69%
Portfolio turnover rate	—	92%	123%	128%	187%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiaries and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2022, the Trust consisted of forty-nine Funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers each Fund listed below (collectively, the “Funds”).

Fund Name	Investment Company Type
Long Short Equity Fund	Non-diversified
Global Managed Futures Strategy Fund	Diversified
Multi-Hedge Strategies Fund	Diversified
Commodities Strategy Fund	Non-diversified

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of each of the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (each, a “Subsidiary” and collectively, the “Subsidiaries). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2022	% of Net Assets of the Fund at December 31, 2022
Global Managed Futures Strategy Fund	11/07/08	1,805,360	8.6%
Multi-Hedge Strategies Fund	04/15/09	1,315,455	2.6%
Commodities Strategy Fund	07/21/09	2,316,836	18.6%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that Fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to

70 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, the investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of swap agreements entered into by a fund will generally be valued using an evaluated price provided by a third-party pricing vendor.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense.

THE RYDEX FUNDS ANNUAL REPORT | 71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(h) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

72 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(i) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 4.33% at December 31, 2022.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause an investment in the Fund to be more volatile and riskier than if the Fund had not been leveraged.

THE RYDEX FUNDS ANNUAL REPORT | 73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Global Managed Futures Strategy Fund	Hedge, Leverage, Liquidity, Speculation	$20,431,911	$40,032,519
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	36,007,325	35,498,040
Commodities Strategy Fund	Index exposure, Liquidity	17,618,615	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as a custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$21,658,110	$23,982,102
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	25,182,292	21,058,393

74 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of December 31, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Commodity/currency/equity/interest rate futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2022:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2022
Long Short Equity Fund	$—	$1,551,097	$—	$—	$—	$1,551,097
Global Managed Futures Strategy Fund	34,190	—	55,120	516,530	407,131	1,012,971
Multi-Hedge Strategies Fund	48,954	2,593,238	63,250	97,681	548,328	3,351,451
Commodities Strategy Fund	—	—	—	—	662,513	662,513

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2022
Global Managed Futures Strategy Fund	$99,917	$—	$56,640	$1,809	$126,839	$285,205
Multi-Hedge Strategies Fund	209,265	81,024	105,166	11,396	268,798	675,649

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Funds’ Consolidated Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Consolidated Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the year ended December 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Commodity/currency/equity/interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

THE RYDEX FUNDS ANNUAL REPORT | 75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Consolidated Statements of Operations categorized by primary risk exposure for the year ended December 31, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$(388,639)	$—	$—	$—	$(388,639)
Global Managed Futures Strategy Fund	(724,397)	—	542,333	1,104,061	(903,590)	18,407
Multi-Hedge Strategies Fund	(490,697)	(1,464,624)	(119,282)	306,196	27,480	(1,740,927)
Commodities Strategy Fund	—	—	—	—	2,396,693	2,396,693

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$(264,318)	$—	$—	$—	$(264,318)
Global Managed Futures Strategy Fund	(101,597)	—	76,880	531,037	257,996	764,316
Multi-Hedge Strategies Fund	(194,271)	(113,893)	70,118	200,342	272,553	234,849
Commodities Strategy Fund	—	—	—	—	328,169	328,169

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of

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collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Consolidated Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$1,551,097	$—	$1,551,097	$—	$—	$1,551,097
Multi-Hedge Strategies Fund	Custom basket swap agreements	2,593,238	—	2,593,238	(81,024)	—	2,512,214

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$81,024	$—	$81,024	$(81,024)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Global Managed Futures Strategy Fund	Goldman Sachs International	Futures contracts	$764,721	$—
Multi-Hedge Strategies Fund	Goldman Sachs International	Futures contracts	584,284	—
Commodities Strategy Fund	Goldman Sachs International	Futures contracts	1,142,004	—

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2022, the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $18,531, $19,323 and $22,908, respectively, related to advisory fees in its respective Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

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GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan under which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing Fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2022, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Global Managed Futures Strategy Fund	$177
Multi-Hedge Strategies Fund	6,266
Commodities Strategy Fund	5,455

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
4.26%			2.25%
Due 01/03/23	$60,091,722	$60,113,055	Due 11/15/24	$63,635,200	$61,293,613

BofA Securities, Inc.			U.S. Treasury Note
4.25%			0.75%
Due 01/03/23	23,112,201	23,120,387	Due 04/30/26	26,301,500	23,574,458

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
4.21%			0.13%
Due 01/03/23	23,040,622	23,048,705	Due 01/15/31	26,575,915	23,501,502

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2022, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Multi-Hedge Strategies Fund	$19,209	$(19,209)	$—	$21,038	$—	$21,038

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ consolidated financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund intend to invest up to 25% of their assets in the respective Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$114,913	$—	$114,913
Global Managed Futures Strategy Fund	577,535	—	577,535
Multi-Hedge Strategies Fund	622,161	540,528	1,162,689
Commodities Strategy Fund	868,839	—	868,839

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$164,195	$—	$164,195
Global Managed Futures Strategy Fund	30,985	128,711	159,696
Multi-Hedge Strategies Fund	—	1,077,383	1,077,383

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2022 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Long Short Equity Fund	$68,972	$—	$1,736,514	$(2,287,078)	$(481,592)
Global Managed Futures Strategy Fund	661,323	335,488	(2,068,564)	—	(1,071,753)
Multi-Hedge Strategies Fund	1,350,876	—	(640,278)	(2,235,705)	(1,525,107)
Commodities Strategy Fund	969,331	—	(6,715,261)	—	(5,745,930)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2022, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Long Short Equity Fund	$(2,287,078)	$—	$(2,287,078)
Multi-Hedge Strategies Fund	(1,988,079)	(234,435)	(2,222,514)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2022, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Commodities Strategy Fund	$27,168

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries and real estate investment trusts, the “mark-to-market” of certain derivatives, foreign currency gains and losses, losses deferred due to wash sales, investments in securities sold short, special dividends, distributions in connection with redemption of fund shares, investments in swap agreements, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Funds’ Consolidated Statements of Assets and Liabilities as of December 31, 2022 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Global Managed Futures Strategy Fund	$(397,933)	$397,933
Multi-Hedge Strategies Fund	7,671	(7,671)
Commodities Strategy Fund	5,562,589	(5,562,589)

At December 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Long Short Equity Fund	$20,661,030	$2,623,218	$(886,704)	$1,736,514
Global Managed Futures Strategy Fund	23,226,569	1,085,870	(3,154,671)	(2,068,801)
Multi-Hedge Strategies Fund	44,189,964	2,146,182	(2,785,265)	(639,083)
Commodities Strategy Fund	19,810,669	2,012,331	(8,727,592)	(6,715,261)

Note 9 – Securities Transactions

For the year ended December 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$66,401,479	$67,286,815
Global Managed Futures Strategy Fund	—	—
Multi-Hedge Strategies Fund	71,032,415	68,289,208
Commodities Strategy Fund	—	—

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2022, the Funds did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act.

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Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.82% for the year ended December 31, 2022. The Funds did not have any borrowings outstanding under this agreement at December 31, 2022.

The average daily balances borrowed for the year ended December 31, 2022, were as follows:

Fund	Average Daily Balance
Long Short Equity Fund	$90

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Rydex Commodities Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Global Managed Futures Strategy Fund (consolidated), Multi-Hedge Strategies Fund (consolidated) and Rydex Commodities Strategy Fund (consolidated) (collectively referred to as the “Funds”), (four of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated, where applicable, financial position of each of the Funds (four of the funds constituting Rydex Variable Trust) at December 31, 2022, the consolidated, where applicable, results of their operations for the year then ended, the consolidated, where applicable, changes in their net assets for each of the two years in the period then ended and their consolidated, where applicable, financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 24, 2023

84 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2022, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Long Short Equity Fund	100.00%
Global Managed Futures Strategy Fund	0.00%
Multi-Hedge Strategies Fund	72.07%
Commodities Strategy Fund	0.00%

With respect to the taxable year ended December 31, 2022, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Global Managed Futures Strategy Fund	$—	$509,327
Multi-Hedge Strategies Fund	540,528	—

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim Funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited) (concluded)

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE RYDEX FUNDS ANNUAL REPORT | 87

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

88 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 89

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Adviser and/or the parent of the Adviser.

90 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS ANNUAL REPORT | 91

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

92 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 93

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

94 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 95

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12.31.2022

Rydex Variable Trust Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

GuggenheimInvestments.com	RVASECF-ANN-1222x1223

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	7
BASIC MATERIALS FUND	14
BIOTECHNOLOGY FUND	21
CONSUMER PRODUCTS FUND	28
ELECTRONICS FUND	35
ENERGY FUND	42
ENERGY SERVICES FUND	49
FINANCIAL SERVICES FUND	56
HEALTH CARE FUND	64
INTERNET FUND	71
LEISURE FUND	78
PRECIOUS METALS FUND	85
REAL ESTATE FUND	92
RETAILING FUND	100
TECHNOLOGY FUND	107
TELECOMMUNICATIONS FUND	115
TRANSPORTATION FUND	122
UTILITIES FUND	129
NOTES TO FINANCIAL STATEMENTS	136
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	146
OTHER INFORMATION	147
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	149
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	155

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2022 (the “Reporting Period”).

In December 2022, Guggenheim Partners announced the untimely and unexpected death of Scott Minerd, one of Guggenheim’s Managing Partners and its Global Chief Investment Officer. He joined Guggenheim as a Managing Partner shortly after the firm was formed. He was a frequent commentator on markets and investments, both on television and via social media. He also was one of the designers of the organization, systems and processes that make Guggenheim Investments a strong, robust and scalable leader in the asset management business.

Guggenheim has implemented its succession plan, which is designed to deal with unexpected events. There has been and will continue to be no disruption of service to our clients, no change in the daily management of client portfolios and no change in the process of selecting investment assets, all of which continue to be handled by the longstanding committees and long-tenured investment professionals who, every day, implement our investment processes.

Guggenheim Investments continues to be led by its Co-Presidents, Dina DiLorenzo and David Rone, and by Anne B. Walsh, a Managing Partner and Chief Investment Officer of Guggenheim Partners Investment Management.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Funds’ holdings in issuers of the same or similar offerings. Certain of the sector funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2022

Helped by lower energy prices, real economic growth reaccelerated in the fourth quarter of 2022. Amid this continued strong growth, the Federal Reserve (the “Fed”) is explicitly targeting a weaker labor market, and several leading indicators point to rising unemployment by the middle of the year. Consumption also faces headwinds from dwindling excess savings buffers and a sharply negative wealth shock as financial asset and home prices fall. Business investment also appears to be weakening due to the sharp tightening in financial conditions and more challenging outlook for economic growth. The housing sector could subtract further from gross domestic product (“GDP”) as the spike in mortgage rates has adversely impacted demand.

Because private sector balance sheets are generally healthy in the aggregate and the economy lacks major imbalances, we do not expect a particularly deep recession. But the likelihood of a limited monetary and fiscal policy response means the economic recovery could be weak, and certain highly levered companies may suffer.

Moderation in goods prices as supply chains normalize should bring inflation lower over the next several months, and shelter inflation should roll over by mid-2023. Services inflation outside of shelter is the main concern for the Fed, but a softening labor market and cooling wage growth may keep this category contained. As a result, core inflation could fall below 3 percent by the end of the year.

The Fed’s continued rate hike campaign may cause the front end of the yield curve to remain elevated in the near term. But should the economic cycle roll over later this year, Treasury yields may see a significant decline. Weakening corporate earnings growth and an emerging recession would present downside risk to equity returns later in 2023 but, given corporate fundamentals remain solid, high quality fixed income and carefully selected high yield issuers should provide attractive returns.

For the Reporting Period, the S&P 500® Index* returned -18.11%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -14.45%. The return of the MSCI Emerging Markets Index* was -20.09%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -13.01% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned -11.19%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 1.47% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2022

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500®. The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500®. The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500®. The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500®. The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500®. The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500®. The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500®. The Information Technology index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500®. The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500®. The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500®. The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2022 and ending December 31, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.78%	3.25%	$ 1,000.00	$ 1,032.50	$ 9.12
Basic Materials Fund	1.78%	6.26%	1,000.00	1,062.60	9.25
Biotechnology Fund	1.77%	7.26%	1,000.00	1,072.60	9.25
Consumer Products Fund	1.77%	3.77%	1,000.00	1,037.70	9.09
Electronics Fund	1.78%	1.35%	1,000.00	1,013.50	9.03
Energy Fund	1.78%	20.62%	1,000.00	1,206.20	9.90
Energy Services Fund	1.77%	26.65%	1,000.00	1,266.50	10.11
Financial Services Fund	1.78%	2.41%	1,000.00	1,024.10	9.08
Health Care Fund	1.77%	5.28%	1,000.00	1,052.80	9.16
Internet Fund	1.78%	(4.37%)	1,000.00	956.30	8.78
Leisure Fund	1.78%	3.07%	1,000.00	1,030.70	9.11
Precious Metals Fund	1.67%	9.52%	1,000.00	1,095.20	8.82
Real Estate Fund	1.78%	(7.39%)	1,000.00	926.10	8.64
Retailing Fund	1.78%	7.30%	1,000.00	1,073.00	9.30
Technology Fund	1.77%	(3.78%)	1,000.00	962.20	8.75
Telecommunications Fund	1.79%	(6.79%)	1,000.00	932.10	8.72
Transportation Fund	1.78%	(7.32%)	1,000.00	926.80	8.64
Utilities Fund	1.77%	1.80%	1,000.00	1,018.00	9.00

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.78%	5.00%	$ 1,000.00	$ 1,016.23	$ 9.05
Basic Materials Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Biotechnology Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Consumer Products Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Electronics Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Energy Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Energy Services Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Financial Services Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Health Care Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Internet Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Leisure Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Precious Metals Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Real Estate Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Retailing Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Technology Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Telecommunications Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Transportation Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Utilities Fund	1.77%	5.00%	1,000.00	1,016.28	9.00

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Funds’ annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2022 to December 31, 2022.

6 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the Reporting Period, Banking Fund returned -17.02%, compared with the S&P 500 Index, which returned -18.11%. The S&P 500 Financials Index returned -10.53%.

No industries contributed for the period. The industries that detracted most from performance were regional banks, diversified banks, and consumer finance.

First Horizon Corp., ICICI Bank Ltd. ADR, and United Bankshares, Inc. were the holdings that contributed the most to the Fund’s return for the period. SVB Financial Group, Signature Bank, and Capital One Financial Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings	(% of Total Net Assets)
Bank of America Corp.	4.1%
JPMorgan Chase & Co.	4.1%
Wells Fargo & Co.	3.9%
Citigroup, Inc.	3.3%
U.S. Bancorp	2.9%
PNC Financial Services Group, Inc.	2.9%
Truist Financial Corp.	2.7%
Apollo Global Management, Inc.	2.2%
Bank of New York Mellon Corp.	2.1%
Capital One Financial Corp.	2.1%
Top Ten Total	30.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Banking Fund	(17.02%)	1.02%	6.71%
S&P 500 Financials Index	(10.53%)	6.42%	12.16%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

8 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
BANKING FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Banks - 91.3%
Bank of America Corp.	4,519	$149,669
JPMorgan Chase & Co.	1,104	148,046
Wells Fargo & Co.	3,455	142,657
Citigroup, Inc.	2,702	122,211
U.S. Bancorp	2,415	105,318
PNC Financial Services Group, Inc.	663	104,714
Truist Financial Corp.	2,318	99,744
Bank of New York Mellon Corp.	1,703	77,521
State Street Corp.	851	66,012
M&T Bank Corp.	452	65,567
First Republic Bank	516	62,895
Fifth Third Bancorp	1,888	61,945
Regions Financial Corp.	2,673	57,630
Huntington Bancshares, Inc.	4,066	57,331
Citizens Financial Group, Inc.	1,436	56,535
Northern Trust Corp.	628	55,572
KeyCorp	3,033	52,835
SVB Financial Group*	209	48,099
First Citizens BancShares, Inc. — Class A	61	46,260
First Horizon Corp.	1,859	45,545
ICICI Bank Ltd. ADR	2,000	43,780
HDFC Bank Ltd. ADR	627	42,893
Toronto-Dominion Bank	656	42,483
HSBC Holdings plc ADR	1,325	41,287
Popular, Inc.	621	41,185
Royal Bank of Canada	430	40,429
Bank of Nova Scotia	819	40,115
East West Bancorp, Inc.	595	39,210
Comerica, Inc.	586	39,174
Webster Financial Corp.	816	38,629
Bank of Montreal	426	38,596
UBS Group AG	2,049	38,255
Commerce Bancshares, Inc.	557	37,888
Cullen/Frost Bankers, Inc.	278	37,169
Zions Bancorp North America	745	36,624
Canadian Imperial Bank of Commerce	880	35,596
Signature Bank	307	35,373
BOK Financial Corp.	326	33,835
Prosperity Bancshares, Inc.	460	33,433
Western Alliance Bancorporation	561	33,413
Valley National Bancorp	2,758	31,193
Pinnacle Financial Partners, Inc.	419	30,755
SouthState Corp.	397	30,315
United Bankshares, Inc.	734	29,720
Synovus Financial Corp.	789	29,627
Old National Bancorp	1,638	29,451
Wintrust Financial Corp.	341	28,821
Glacier Bancorp, Inc.	583	28,812
Bank OZK	693	27,762
First Financial Bankshares, Inc.	807	27,761
First Interstate BancSystem, Inc. — Class A	712	27,519
FNB Corp.	2,107	27,496
Home BancShares, Inc.	1,195	27,234
Cadence Bank	1,092	26,929
UMB Financial Corp.	313	26,142
Umpqua Holdings Corp.	1,421	25,365
Hancock Whitney Corp.	520	25,163
Independent Bank Corp.	294	24,822
ServisFirst Bancshares, Inc.	355	24,463
First Hawaiian, Inc.	928	24,165
Associated Banc-Corp.	1,045	24,129
United Community Banks, Inc.	706	23,863
Community Bank System, Inc.	378	23,795
CVB Financial Corp.	923	23,767
Texas Capital Bancshares, Inc.*	381	22,978
Bank of Hawaii Corp.	293	22,725
Ameris Bancorp	477	22,486
Cathay General Bancorp	537	21,904
Simmons First National Corp. — Class A	1,014	21,882
Eastern Bankshares, Inc.	1,257	21,683
Fulton Financial Corp.	1,282	21,576
PacWest Bancorp	904	20,747
BankUnited, Inc.	597	20,280
Atlantic Union Bankshares Corp.	568	19,959
Columbia Banking System, Inc.	659	19,856
Hilltop Holdings, Inc.	605	18,156
Triumph Financial, Inc.*	277	13,537
Customers Bancorp, Inc.*	431	12,214
Silvergate Capital Corp. — Class A*,1	495	8,613
Total Banks		3,333,138

Diversified Financial Services - 4.3%
Apollo Global Management, Inc.	1,257	80,184
Capital One Financial Corp.	822	76,413
Total Diversified Financial Services		156,597

Insurance - 2.5%
Equitable Holdings, Inc.	1,413	40,553
Voya Financial, Inc.	505	31,053
Jackson Financial, Inc. — Class A	613	21,326
Total Insurance		92,932

Savings & Loans - 1.3%
New York Community Bancorp, Inc.	3,045	26,187
Pacific Premier Bancorp, Inc.	673	21,240
Total Savings & Loans		47,427

Total Common Stocks
(Cost $2,169,123)		3,630,094

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
BANKING FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$15,601	15,601
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	6,001	6,001
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	5,982	5,982
Total Repurchase Agreements
(Cost $27,584)		27,584

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	6,347	6,347
Total Securities Lending Collateral
(Cost $6,347)		6,347

Total Investments - 100.4%
(Cost $2,203,054)		$3,664,025
Other Assets & Liabilities, net - (0.4)%		(13,844)
Total Net Assets - 100.0%		$3,650,181

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,630,094	$—	$—	$3,630,094
Repurchase Agreements	—	27,584	—	27,584
Securities Lending Collateral	6,347	—	—	6,347
Total Assets	$3,636,441	$27,584	$—	$3,664,025

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $6,455 of securities loaned (cost $2,175,470)	$3,636,441
Repurchase agreements, at value (cost $27,584)	27,584
Receivables:
Dividends	8,771
Foreign tax reclaims	502
Interest	7
Total assets	3,673,305

Liabilities:
Payable for:
Professional fees	7,637
Return of securities lending collateral	6,347
Printing fees	2,036
Management fees	2,872
Transfer agent fees	1,179
Fund shares redeemed	1,025
Investor service fees	845
Portfolio accounting and administration fees	524
Trustees’ fees*	57
Miscellaneous	602
Total liabilities	23,124
Net assets	$3,650,181

Net assets consist of:
Paid in capital	$3,409,136
Total distributable earnings (loss)	241,045
Net assets	$3,650,181
Capital shares outstanding	38,359
Net asset value per share	$95.16

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $2,118)	$145,852
Interest	478
Income from securities lending, net	190
Total investment income	146,520

Expenses:
Management fees	45,827
Investor service fees	13,478
Transfer agent fees	16,018
Professional fees	9,275
Portfolio accounting and administration fees	6,544
Trustees’ fees*	1,077
Custodian fees	979
Miscellaneous	2,116
Total expenses	95,314
Net investment income	51,206

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(55,458)
Net realized loss	(55,458)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,610,204)
Net change in unrealized appreciation (depreciation)	(1,610,204)
Net realized and unrealized loss	(1,665,662)
Net decrease in net assets resulting from operations	$(1,614,456)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$51,206	$65,582
Net realized loss on investments	(55,458)	(102,535)
Net change in unrealized appreciation (depreciation) on investments	(1,610,204)	1,501,081
Net increase (decrease) in net assets resulting from operations	(1,614,456)	1,464,128

Distributions to shareholders	(65,582)	(53,477)

Capital share transactions:
Proceeds from sale of shares	20,272,120	34,567,355
Distributions reinvested	65,582	53,477
Cost of shares redeemed	(21,914,174)	(33,358,697)
Net increase (decrease) from capital share transactions	(1,576,472)	1,262,135
Net increase (decrease) in net assets	(3,256,510)	2,672,786

Net assets:
Beginning of year	6,906,691	4,233,905
End of year	$3,650,181	$6,906,691

Capital share activity:
Shares sold	182,383	314,611
Shares issued from reinvestment of distributions	678	509
Shares redeemed	(203,900)	(304,012)
Net increase (decrease) in shares	(20,839)	11,108

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$116.67	$88.04	$97.20	$76.46	$95.19
Income (loss) from investment operations:
Net investment income (loss)[a]	1.01	.82	1.18	.94	.56
Net gain (loss) on investments (realized and unrealized)	(20.83)	28.58	(9.63)	20.67	(18.70)
Total from investment operations	(19.82)	29.40	(8.45)	21.61	(18.14)
Less distributions from:
Net investment income	(1.69)	(.77)	(.71)	(.87)	(.56)
Net realized gains	—	—	—	—	(.03)
Total distributions	(1.69)	(.77)	(.71)	(.87)	(.59)
Net asset value, end of period	$95.16	$116.67	$88.04	$97.20	$76.46

Total Return[b]	(17.02%)	33.49%	(8.46%)	28.39%	(19.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,650	$6,907	$4,234	$5,838	$5,548
Ratios to average net assets:
Net investment income (loss)	0.95%	0.73%	1.60%	1.07%	0.59%
Total expenses	1.77%	1.69%	1.82%	1.82%	1.71%
Portfolio turnover rate	375%	351%	529%	246%	320%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the Reporting Period, Basic Materials Fund returned -9.65%, compared with a return of -18.11% for the S&P 500 Index. The S&P 500 Materials Index returned -12.27%.

The steel industry was the largest contributor to the Fund’s return for the period, followed by the fertilizer & agricultural chemicals industry and the diversified metals & mining industry. The specialty chemicals industry detracted the most from the Fund’s return for the period, followed by the metal & glass containers industry and the paper packaging industry.

The top-performing holdings were Steel Dynamics, Inc., Corteva, Inc., and Nucor Corp. The worst-performing holdings included Ecolab, Inc., Sherwin-Williams Co., and Ball Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings	(% of Total Net Assets)
Air Products and Chemicals, Inc.	3.2%
Sherwin-Williams Co.	3.0%
Freeport-McMoRan, Inc.	2.8%
Ecolab, Inc.	2.5%
Corteva, Inc.	2.5%
Newmont Corp.	2.4%
Dow, Inc.	2.3%
DuPont de Nemours, Inc.	2.3%
Nucor Corp.	2.2%
PPG Industries, Inc.	2.2%
Top Ten Total	25.4%

“Ten Largest Holdings” excludes any temporary cash investments.

14 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Basic Materials Fund	(9.65%)	5.92%	5.71%
S&P 500 Materials Index	(12.27%)	7.45%	9.80%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	December 31, 2022
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 99.0%

Chemicals - 46.7%
Air Products and Chemicals, Inc.	835	$257,397
Sherwin-Williams Co.	1,024	243,026
Ecolab, Inc.	1,397	203,347
Dow, Inc.	3,710	186,947
DuPont de Nemours, Inc.	2,646	181,595
PPG Industries, Inc.	1,382	173,773
LyondellBasell Industries N.V. — Class A	2,037	169,132
International Flavors & Fragrances, Inc.	1,526	159,986
Linde plc	481	156,893
Albemarle Corp.	711	154,187
FMC Corp.	1,010	126,048
CF Industries Holdings, Inc.	1,412	120,302
Mosaic Co.	2,692	118,098
Westlake Corp.	1,093	112,076
RPM International, Inc.	1,130	110,119
Celanese Corp. — Class A	1,066	108,988
Nutrien Ltd.	1,452	106,040
Eastman Chemical Co.	1,198	97,565
Olin Corp.	1,596	84,492
Valvoline, Inc.	2,336	76,270
Ashland, Inc.	709	76,239
Axalta Coating Systems Ltd.*	2,972	75,697
Huntsman Corp.	2,586	71,063
Chemours Co.	2,246	68,773
Element Solutions, Inc.	3,583	65,175
Balchem Corp.	509	62,154
HB Fuller Co.	852	61,020
Cabot Corp.	907	60,624
Livent Corp.*	2,883	57,285
Avient Corp.	1,689	57,021
Sensient Technologies Corp.	768	56,003
Ingevity Corp.*	728	51,280
Trinseo plc	1,237	28,092
Total Chemicals		3,736,707

Mining - 16.3%
Freeport-McMoRan, Inc.	5,960	226,480
Newmont Corp.	4,104	193,709
Rio Tinto plc ADR	1,490	106,088
BHP Group Ltd. ADR	1,658	102,879
Teck Resources Ltd. — Class B	2,588	97,878
Agnico Eagle Mines Ltd.	1,835	95,402
Alcoa Corp.	1,969	89,530
Royal Gold, Inc.	771	86,907
Wheaton Precious Metals Corp.	2,202	86,054
Franco-Nevada Corp.	558	76,156
MP Materials Corp.*	2,422	58,806
Arconic Corp.*	2,170	45,917
Compass Minerals International, Inc.	911	37,351
Total Mining		1,303,157

Packaging & Containers - 12.1%
Ball Corp.	2,421	123,810
Packaging Corporation of America	830	106,165
Crown Holdings, Inc.	1,229	101,036
Westrock Co.	2,666	93,737
Berry Global Group, Inc.	1,425	86,113
AptarGroup, Inc.	782	86,004
Sealed Air Corp.	1,686	84,098
Graphic Packaging Holding Co.	3,664	81,524
Sonoco Products Co.	1,282	77,830
Silgan Holdings, Inc.	1,455	75,427
O-I Glass, Inc.*	3,085	51,119
Total Packaging & Containers		966,863

Iron & Steel - 9.7%
Nucor Corp.	1,323	174,385
Steel Dynamics, Inc.	1,261	123,200
Reliance Steel & Aluminum Co.	536	108,508
Cleveland-Cliffs, Inc.*	5,577	89,845
United States Steel Corp.	2,982	74,699
Commercial Metals Co.	1,530	73,899
ArcelorMittal S.A.	2,724	71,423
ATI, Inc.*	2,014	60,138
Total Iron & Steel		776,097

Building Materials - 7.0%
Vulcan Materials Co.	857	150,069
Martin Marietta Materials, Inc.	421	142,285
MDU Resources Group, Inc.	2,567	77,883
Eagle Materials, Inc.	524	69,613
Louisiana-Pacific Corp.	1,030	60,976
Summit Materials, Inc. — Class A*	1,989	56,467
Total Building Materials		557,293

Biotechnology - 2.5%
Corteva, Inc.	3,381	198,735

Household Products & Housewares - 1.5%
Avery Dennison Corp.	687	124,347

Forest Products & Paper - 1.4%
International Paper Co.	3,113	107,803

Coal - 1.1%
Alpha Metallurgical Resources, Inc.	323	47,284
Warrior Met Coal, Inc.	1,224	42,399
Total Coal		89,683

Housewares - 0.7%
Scotts Miracle-Gro Co. — Class A	1,076	52,283

Total Common Stocks
(Cost $4,213,500)		7,912,968

EXCHANGE-TRADED FUNDS† - 0.8%
VanEck Junior Gold Miners ETF	1,963	69,981
Total Exchange-Traded Funds
(Cost $81,307)		69,981

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
BASIC MATERIALS FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.7%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$30,153	30,153
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	11,597	11,597
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	11,561	11,561
Total Repurchase Agreements
(Cost $53,311)		53,311

Total Investments - 100.5%
(Cost $4,348,118)		$8,036,260
Other Assets & Liabilities, net - (0.5)%		(41,650)
Total Net Assets - 100.0%		$7,994,610

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,912,968	$—	$—	$7,912,968
Exchange-Traded Funds	69,981	—	—	69,981
Repurchase Agreements	—	53,311	—	53,311
Total Assets	$7,982,949	$53,311	$—	$8,036,260

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $4,294,807)	$7,982,949
Repurchase agreements, at value (cost $53,311)	53,311
Cash	416
Receivables:
Dividends	12,158
Fund shares sold	144
Interest	12
Securities lending income	12
Total assets	8,049,002

Liabilities:
Payable for:
Deferred foreign capital gain taxes	19,016
Professional fees	13,217
Management fees	6,338
Printing fees	3,524
Transfer agent fees	2,373
Investor service fees	1,864
Portfolio accounting and administration fees	1,156
Fund shares redeemed	537
Trustees’ fees*	127
Miscellaneous	6,240
Total liabilities	54,392
Net assets	$7,994,610

Net assets consist of:
Paid in capital	$5,468,297
Total distributable earnings (loss)	2,526,313
Net assets	$7,994,610
Capital shares outstanding	85,779
Net asset value per share	$93.20

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $1,744)	$227,153
Interest	1,254
Income from securities lending, net	486
Total investment income	228,893

Expenses:
Management fees	79,303
Investor service fees	23,324
Transfer agent fees	25,622
Professional fees	14,465
Portfolio accounting and administration fees	11,529
Custodian fees	1,512
Trustees’ fees*	1,322
Miscellaneous	7,986
Total expenses	165,063
Net investment income	63,830

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(233,063)
Net realized loss	(233,063)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,244,132)
Net change in unrealized appreciation (depreciation)	(1,244,132)
Net realized and unrealized loss	(1,477,195)
Net decrease in net assets resulting from operations	$(1,413,365)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$63,830	$30,679
Net realized gain (loss) on investments	(233,063)	613,915
Net change in unrealized appreciation (depreciation) on investments	(1,244,132)	950,336
Net increase (decrease) in net assets resulting from operations	(1,413,365)	1,594,930

Distributions to shareholders	(211,818)	(317,591)

Capital share transactions:
Proceeds from sale of shares	17,160,930	14,236,263
Distributions reinvested	211,818	317,591
Cost of shares redeemed	(17,002,352)	(14,854,725)
Net increase (decrease) from capital share transactions	370,396	(300,871)
Net increase (decrease) in net assets	(1,254,787)	976,468

Net assets:
Beginning of year	9,249,397	8,272,929
End of year	$7,994,610	$9,249,397

Capital share activity:
Shares sold	166,003	138,290
Shares issued from reinvestment of distributions	2,382	3,279
Shares redeemed	(169,900)	(147,173)
Net decrease in shares	(1,515)	(5,604)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$105.96	$89.05	$75.99	$65.42	$81.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.67	.34	.22	.35	.05
Net gain (loss) on investments (realized and unrealized)	(11.01)	19.78	14.43	13.55	(13.91)
Total from investment operations	(10.34)	20.12	14.65	13.90	(13.86)
Less distributions from:
Net investment income	(.56)	(.59)	(.97)	—	(.42)
Net realized gains	(1.86)	(2.62)	(.62)	(3.33)	(1.57)
Total distributions	(2.42)	(3.21)	(1.59)	(3.33)	(1.99)
Net asset value, end of period	$93.20	$105.96	$89.05	$75.99	$65.42

Total Return[b]	(9.65%)	22.94%	19.75%	21.43%	(17.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,995	$9,249	$8,273	$6,550	$6,168
Ratios to average net assets:
Net investment income (loss)	0.68%	0.33%	0.31%	0.49%	0.06%
Total expenses[c]	1.77%	1.69%	1.82%	1.82%	1.73%
Portfolio turnover rate	185%	149%	194%	88%	83%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the Reporting Period, Biotechnology Fund returned -13.31%, compared with the S&P 500 Index, which returned -18.11%. The S&P 500 Health Care Index returned -1.95%.

Companies in the fertilizers & agricultural chemicals industry contributed the most to return, followed by the pharmaceuticals industry. The life sciences tools & services industry detracted the most from return for the period, followed by the biotechnology industry and the health care services industry.

The best-performing holdings in the Fund were AbbVie, Inc., Gilead Sciences, Inc., and Amgen, Inc. The worst-performing holdings in the Fund included Illumina, Inc., Novavax, Inc., and Guardant Health, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings	(% of Total Net Assets)
AbbVie, Inc.	8.4%
Amgen, Inc.	5.7%
Gilead Sciences, Inc.	5.1%
Regeneron Pharmaceuticals, Inc.	4.3%
Moderna, Inc.	4.1%
Vertex Pharmaceuticals, Inc.	4.1%
Corteva, Inc.	3.2%
Biogen, Inc.	3.2%
AstraZeneca plc ADR	2.9%
Horizon Therapeutics plc	2.9%
Top Ten Total	43.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Biotechnology Fund	(13.31%)	3.79%	10.76%
S&P 500 Health Care Index	(1.95%)	12.53%	15.05%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Biotechnology - 73.7%
Amgen, Inc.	3,601	$945,767
Gilead Sciences, Inc.	9,894	849,400
Regeneron Pharmaceuticals, Inc.*	988	712,832
Moderna, Inc.*	3,809	684,173
Vertex Pharmaceuticals, Inc.*	2,345	677,189
Corteva, Inc.	9,034	531,019
Biogen, Inc.*	1,899	525,871
Horizon Therapeutics plc*	4,152	472,498
Illumina, Inc.*	2,312	467,486
Alnylam Pharmaceuticals, Inc.*	1,886	448,208
Seagen, Inc.*	3,205	411,875
Royalty Pharma plc — Class A	10,149	401,088
BioMarin Pharmaceutical, Inc.*	3,545	366,872
Incyte Corp.*	4,258	342,003
Sarepta Therapeutics, Inc.*	2,309	299,200
United Therapeutics Corp.*	1,071	297,834
Halozyme Therapeutics, Inc.*	4,067	231,412
Karuna Therapeutics, Inc.*	1,163	228,529
BioNTech SE ADR	1,382	207,604
Apellis Pharmaceuticals, Inc.*	3,950	204,254
Cytokinetics, Inc.*	4,457	204,220
Arrowhead Pharmaceuticals, Inc.*	4,917	199,434
Ionis Pharmaceuticals, Inc.*	5,244	198,066
Mirati Therapeutics, Inc.*	4,339	196,600
Exelixis, Inc.*	11,909	191,020
CRISPR Therapeutics AG*	4,390	178,453
Maravai LifeSciences Holdings, Inc. — Class A*	11,793	168,758
Denali Therapeutics, Inc.*	5,744	159,741
Ultragenyx Pharmaceutical, Inc.*	3,353	155,344
Intellia Therapeutics, Inc.*	4,261	148,666
BioCryst Pharmaceuticals, Inc.*	11,974	137,462
Blueprint Medicines Corp.*	3,040	133,182
Beam Therapeutics, Inc.*	3,397	132,857
Guardant Health, Inc.*	4,045	110,024
Veracyte, Inc.*	4,445	105,480
Twist Bioscience Corp.*	3,982	94,811
Iovance Biotherapeutics, Inc.*	11,899	76,035
Fate Therapeutics, Inc.*	6,165	62,205
Editas Medicine, Inc.*	6,992	62,019
Emergent BioSolutions, Inc.*	5,036	59,475
Novavax, Inc.*,1	5,538	56,931
Biohaven Ltd.*	3,450	47,886
Total Biotechnology		12,183,783

Pharmaceuticals - 17.2%
AbbVie, Inc.	8,595	1,389,038
AstraZeneca plc ADR	7,150	484,770
Viatris, Inc.	28,069	312,408
Neurocrine Biosciences, Inc.*	2,389	285,342
Jazz Pharmaceuticals plc*	1,614	257,127
Ironwood Pharmaceuticals, Inc. — Class A*	9,590	118,820
Total Pharmaceuticals		2,847,505

Healthcare-Products - 4.9%
Bio-Techne Corp.	3,714	307,816
Exact Sciences Corp.*	5,133	254,135
Natera, Inc.*	4,530	181,970
CareDx, Inc.*	5,458	62,276
Total Healthcare-Products		806,197

Healthcare-Services - 3.7%
ICON plc*	1,212	235,431
Medpace Holdings, Inc.*	1,017	216,021
Syneos Health, Inc.*	4,553	167,004
Total Healthcare-Services		618,456

Total Common Stocks
(Cost $8,471,252)		16,455,941

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$82,632	82,632
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	31,781	31,781
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	31,683	31,683
Total Repurchase Agreements
(Cost $146,096)		146,096

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	27,008	27,008
Total Securities Lending Collateral
(Cost $27,008)		27,008

Total Investments - 100.6%
(Cost $8,644,356)		$16,629,045
Other Assets & Liabilities, net - (0.6)%		(98,204)
Total Net Assets - 100.0%		$16,530,841

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,455,941	$—	$—	$16,455,941
Repurchase Agreements	—	146,096	—	146,096
Securities Lending Collateral	27,008	—	—	27,008
Total Assets	$16,482,949	$146,096	$—	$16,629,045

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $27,592 of securities loaned (cost $8,498,260)	$16,482,949
Repurchase agreements, at value (cost $146,096)	146,096
Receivables:
Foreign tax reclaims	476
Interest	34
Securities lending income	14
Total assets	16,629,569

Liabilities:
Payable for:
Return of securities lending collateral	27,008
Professional fees	23,023
Management fees	12,141
Printing fees	6,139
Fund shares redeemed	4,902
Transfer agent fees	4,829
Investor service fees	3,571
Portfolio accounting and administration fees	2,214
Trustees’ fees*	242
Miscellaneous	14,659
Total liabilities	98,728
Net assets	$16,530,841

Net assets consist of:
Paid in capital	$10,904,607
Total distributable earnings (loss)	5,626,234
Net assets	$16,530,841
Capital shares outstanding	208,282
Net asset value per share	$79.37

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $705)	$162,746
Interest	1,824
Income from securities lending, net	8,699
Total investment income	173,269

Expenses:
Management fees	138,145
Investor service fees	40,631
Transfer agent fees	44,327
Professional fees	22,397
Portfolio accounting and administration fees	20,749
Trustees’ fees*	2,579
Custodian fees	2,523
Line of credit fees	50
Miscellaneous	15,878
Total expenses	287,279
Net investment loss	(114,010)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,180,019)
Net realized loss	(1,180,019)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,632,959)
Net change in unrealized appreciation (depreciation)	(1,632,959)
Net realized and unrealized loss	(2,812,978)
Net decrease in net assets resulting from operations	$(2,926,988)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(114,010)	$(228,552)
Net realized gain (loss) on investments	(1,180,019)	3,333,603
Net change in unrealized appreciation (depreciation) on investments	(1,632,959)	(3,062,492)
Net increase (decrease) in net assets resulting from operations	(2,926,988)	42,559

Distributions to shareholders	(1,396,614)	(2,020,352)

Capital share transactions:
Proceeds from sale of shares	15,586,092	25,386,431
Distributions reinvested	1,396,614	2,020,352
Cost of shares redeemed	(18,754,544)	(27,424,512)
Net decrease from capital share transactions	(1,771,838)	(17,729)
Net decrease in net assets	(6,095,440)	(1,995,522)

Net assets:
Beginning of year	22,626,281	24,621,803
End of year	$16,530,841	$22,626,281

Capital share activity:
Shares sold	194,819	236,660
Shares issued from reinvestment of distributions	17,860	19,449
Shares redeemed	(232,747)	(257,856)
Net decrease in shares	(20,068)	(1,747)

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$99.09	$107.01	$94.84	$78.16	$86.53
Income (loss) from investment operations:
Net investment income (loss)[a]	(.57)	(1.04)	(.91)	(.83)	(.96)
Net gain (loss) on investments (realized and unrealized)	(12.71)	3.01	20.68	19.81	(7.17)
Total from investment operations	(13.28)	1.97	19.77	18.98	(8.13)
Less distributions from:
Net realized gains	(6.44)	(9.89)	(7.60)	(2.30)	(.24)
Total distributions	(6.44)	(9.89)	(7.60)	(2.30)	(.24)
Net asset value, end of period	$79.37	$99.09	$107.01	$94.84	$78.16

Total Return[b]	(13.31%)	1.42%	21.31%	24.67%	(9.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,531	$22,626	$24,622	$21,687	$21,000
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(0.98%)	(0.94%)	(0.95%)	(1.08%)
Total expenses	1.77%	1.69%	1.82%	1.82%	1.72%
Portfolio turnover rate	116%	118%	160%	105%	109%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the Reporting Period, Consumer Products Fund returned -0.91%, compared with a return of -18.11% for the S&P 500 Index. The S&P 500 Consumer Staples Index returned -0.62%.

The soft drinks industry was the largest contributor to the Fund’s return for the period, followed by the packaged foods & meats industry and the agricultural products industry. The personal products industry detracted the most from return for the period, followed by the household products industry and the distillers & vintners industry.

Fund performance for the year got the biggest boost from Archer-Daniels-Midland Co., General Mills, Inc., and Coca-Cola Co. The Fund’s weakest performers during the year were Estee Lauder Companies, Inc. - Class A, Tyson Foods, Inc. - Class A, and Herbalife Nutrition Ltd.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings	(% of Total Net Assets)
Procter & Gamble Co.	6.6%
Coca-Cola Co.	5.8%
PepsiCo, Inc.	5.5%
Philip Morris International, Inc.	4.4%
Estee Lauder Companies, Inc. — Class A	3.3%
Mondelez International, Inc. — Class A	3.3%
Altria Group, Inc.	3.1%
Colgate-Palmolive Co.	2.9%
Monster Beverage Corp.	2.6%
Archer-Daniels-Midland Co.	2.5%
Top Ten Total	40.0%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Consumer Products Fund	(0.91%)	4.86%	8.62%
S&P 500 Consumer Staples Index	(0.62%)	8.83%	11.03%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2022
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Food - 36.8%
Mondelez International, Inc. — Class A	6,408	$427,093
Kraft Heinz Co.	7,776	316,561
General Mills, Inc.	3,683	308,819
Hershey Co.	1,294	299,652
Sysco Corp.	3,509	268,263
Kroger Co.	5,515	245,859
Kellogg Co.	3,072	218,849
Hormel Foods Corp.	4,789	218,139
Tyson Foods, Inc. — Class A	3,410	212,272
McCormick & Company, Inc.	2,518	208,717
Conagra Brands, Inc.	4,988	193,036
J M Smucker Co.	1,166	184,764
Campbell Soup Co.	3,194	181,259
Lamb Weston Holdings, Inc.	1,838	164,244
Albertsons Companies, Inc. — Class A	6,978	144,724
Performance Food Group Co.*	2,289	133,655
US Foods Holding Corp.*	3,610	122,812
Ingredion, Inc.	1,162	113,795
Flowers Foods, Inc.	3,852	110,706
Post Holdings, Inc.*	1,151	103,889
Sprouts Farmers Market, Inc.*	2,472	80,019
Grocery Outlet Holding Corp.*	2,683	78,317
TreeHouse Foods, Inc.*	1,573	77,675
Hostess Brands, Inc.*	3,338	74,905
United Natural Foods, Inc.*	1,915	74,130
Cal-Maine Foods, Inc.	1,299	70,730
Hain Celestial Group, Inc.*	3,317	53,669
Beyond Meat, Inc.*,1	2,611	32,141
Total Food		4,718,694

Beverages - 26.2%
Coca-Cola Co.	11,728	746,018
PepsiCo, Inc.	3,905	705,477
Monster Beverage Corp.*	3,249	329,871
Keurig Dr Pepper, Inc.	8,667	309,065
Constellation Brands, Inc. — Class A	1,254	290,614
Brown-Forman Corp. — Class B	3,914	257,072
Molson Coors Beverage Co. — Class B	2,962	152,602
Coca-Cola Europacific Partners plc	2,469	136,585
Celsius Holdings, Inc.*	1,141	118,710
Anheuser-Busch InBev S.A. ADR	1,963	117,859
Fomento Economico Mexicano SAB de CV ADR	1,370	107,024
Boston Beer Company, Inc. — Class A*	271	89,300
Total Beverages		3,360,197

Agriculture - 13.5%
Philip Morris International, Inc.	5,617	568,497
Altria Group, Inc.	8,837	403,939
Archer-Daniels-Midland Co.	3,444	319,775
Bunge Ltd.	1,766	176,194
Darling Ingredients, Inc.*	2,298	143,832
British American Tobacco plc ADR	3,060	122,339
Total Agriculture		1,734,576

Cosmetics & Personal Care - 13.2%
Procter & Gamble Co.	5,603	849,191
Estee Lauder Companies, Inc. — Class A	1,723	427,493
Colgate-Palmolive Co.	4,648	366,216
Beauty Health Co.*	5,099	46,401
Total Cosmetics & Personal Care		1,689,301

Household Products & Housewares - 5.9%
Kimberly-Clark Corp.	2,239	303,944
Church & Dwight Company, Inc.	2,494	201,042
Clorox Co.	1,285	180,324
Spectrum Brands Holdings, Inc.	1,238	75,419
Total Household Products & Housewares		760,729

Retail - 2.0%
Casey’s General Stores, Inc.	537	120,476
Freshpet, Inc.*	1,299	68,548
Nu Skin Enterprises, Inc. — Class A	1,577	66,487
Total Retail		255,511

Pharmaceuticals - 1.2%
BellRing Brands, Inc.*	3,331	85,407
Herbalife Nutrition Ltd.*	4,610	68,597
Total Pharmaceuticals		154,004

Electrical Components & Equipment - 0.5%
Energizer Holdings, Inc.	2,052	68,845

Total Common Stocks
(Cost $7,217,803)		12,741,857

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$49,715	49,715
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	19,121	19,121
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	19,062	19,062
Total Repurchase Agreements
(Cost $87,898)		87,898

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
CONSUMER PRODUCTS FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	25,121	$25,121
Total Securities Lending Collateral
(Cost $25,121)		25,121

Total Investments - 100.2%
(Cost $7,330,822)		$12,854,876
Other Assets & Liabilities, net - (0.2)%		(22,323)
Total Net Assets - 100.0%		$12,832,553

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,741,857	$—	$—	$12,741,857
Repurchase Agreements	—	87,898	—	87,898
Securities Lending Collateral	25,121	—	—	25,121
Total Assets	$12,766,978	$87,898	$—	$12,854,876

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $24,103 of securities loaned (cost $7,242,924)	$12,766,978
Repurchase agreements, at value (cost $87,898)	87,898
Cash	114
Receivables:
Dividends	66,267
Securities lending income	1,291
Interest	21
Total assets	12,922,569

Liabilities:
Payable for:
Return of securities lending collateral	25,121
Professional fees	18,845
Fund shares redeemed	11,571
Management fees	9,699
Printing fees	5,025
Transfer agent fees	3,738
Investor service fees	2,853
Portfolio accounting and administration fees	1,768
Trustees’ fees*	194
Miscellaneous	11,202
Total liabilities	90,016
Net assets	$12,832,553

Net assets consist of:
Paid in capital	$8,199,354
Total distributable earnings (loss)	4,633,199
Net assets	$12,832,553
Capital shares outstanding	178,328
Net asset value per share	$71.96

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends	$350,461
Interest	1,220
Income from securities lending, net	29,264
Total investment income	380,945

Expenses:
Management fees	113,074
Investor service fees	33,257
Transfer agent fees	35,874
Professional fees	20,490
Portfolio accounting and administration fees	16,760
Custodian fees	2,075
Trustees’ fees*	1,850
Line of credit fees	22
Miscellaneous	11,798
Total expenses	235,200
Net investment income	145,745

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	671,922
Net realized gain	671,922
Net change in unrealized appreciation (depreciation) on:
Investments	(1,400,905)
Net change in unrealized appreciation (depreciation)	(1,400,905)
Net realized and unrealized loss	(728,983)
Net decrease in net assets resulting from operations	$(583,238)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$145,745	$91,455
Net realized gain on investments	671,922	1,789,286
Net change in unrealized appreciation (depreciation) on investments	(1,400,905)	(468,090)
Net increase (decrease) in net assets resulting from operations	(583,238)	1,412,651

Distributions to shareholders	(830,901)	(128,528)

Capital share transactions:
Proceeds from sale of shares	20,022,209	22,101,455
Distributions reinvested	830,901	128,528
Cost of shares redeemed	(22,281,430)	(23,626,148)
Net decrease from capital share transactions	(1,428,320)	(1,396,165)
Net decrease in net assets	(2,842,459)	(112,042)

Net assets:
Beginning of year	15,675,012	15,787,054
End of year	$12,832,553	$15,675,012

Capital share activity:
Shares sold	264,550	295,678
Shares issued from reinvestment of distributions	11,885	1,717
Shares redeemed	(299,900)	(318,343)
Net decrease in shares	(23,465)	(20,948)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$77.68	$70.88	$67.43	$55.78	$66.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.81	.50	.51	.56	.70
Net gain (loss) on investments (realized and unrealized)	(1.66)	7.00	4.44	11.84	(8.51)
Total from investment operations	(.85)	7.50	4.95	12.40	(7.81)
Less distributions from:
Net investment income	(.54)	(.64)	(.59)	(.60)	(.45)
Net realized gains	(4.33)	(.06)	(.91)	(.15)	(2.26)
Total distributions	(4.87)	(.70)	(1.50)	(.75)	(2.71)
Net asset value, end of period	$71.96	$77.68	$70.88	$67.43	$55.78

Total Return[b]	(0.91%)	10.62%	7.58%	22.33%	(12.12%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,833	$15,675	$15,787	$18,606	$13,121
Ratios to average net assets:
Net investment income (loss)	1.10%	0.68%	0.79%	0.88%	1.14%
Total expenses	1.77%	1.69%	1.82%	1.82%	1.72%
Portfolio turnover rate	149%	162%	155%	177%	176%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the Reporting Period, Electronics Fund returned -32.70%, compared with a return of -18.11% for the S&P 500 Index. The S&P 500 Information Technology Index returned -28.19%.

No industry contributed to return. The semiconductors group was the largest detractor from return, followed by the semiconductor equipment industry.

Fund performance got the biggest boost from Enphase Energy, Inc., First Solar, Inc., and GlobalFoundries Inc. Detracting the most from the Fund’s performance for the period were NVIDIA Corp., Advanced Micro Devices, Inc., and Intel Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings	(% of Total Net Assets)
NVIDIA Corp.	8.0%
Broadcom, Inc.	7.1%
Texas Instruments, Inc.	5.4%
QUALCOMM, Inc.	4.9%
Intel Corp.	4.6%
Advanced Micro Devices, Inc.	4.6%
Analog Devices, Inc.	4.1%
Applied Materials, Inc.	3.9%
Lam Research Corp.	3.3%
KLA Corp.	3.2%
Top Ten Total	49.1%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Electronics Fund	(32.70%)	15.07%	18.82%
S&P 500 Information Technology Index	(28.19%)	15.81%	18.33%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

36 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Semiconductors - 90.0%
NVIDIA Corp.	5,922	$865,441
Broadcom, Inc.	1,369	765,449
Texas Instruments, Inc.	3,539	584,714
QUALCOMM, Inc.	4,785	526,063
Intel Corp.	18,982	501,694
Advanced Micro Devices, Inc.*	7,728	500,543
Analog Devices, Inc.	2,683	440,092
Applied Materials, Inc.	4,333	421,948
Lam Research Corp.	855	359,356
KLA Corp.	921	347,245
Micron Technology, Inc.	6,840	341,863
Taiwan Semiconductor Manufacturing Company Ltd. ADR	4,549	338,855
Microchip Technology, Inc.	4,164	292,521
Marvell Technology, Inc.	7,315	270,948
NXP Semiconductor N.V.	1,676	264,858
GLOBALFOUNDRIES, Inc.*,1	4,609	248,379
ON Semiconductor Corp.*	3,818	238,129
ASML Holding N.V. — Class G	412	225,117
Monolithic Power Systems, Inc.	540	190,949
Skyworks Solutions, Inc.	2,003	182,533
Teradyne, Inc.	1,976	172,604
STMicroelectronics N.V. — Class Y	4,540	161,488
Entegris, Inc.	2,305	151,185
Qorvo, Inc.*	1,567	142,033
Lattice Semiconductor Corp.*	2,136	138,584
Wolfspeed, Inc.*	1,872	129,243
MKS Instruments, Inc.	1,395	118,198
Amkor Technology, Inc.	4,775	114,504
Silicon Laboratories, Inc.*	736	99,853
Power Integrations, Inc.	1,376	98,687
Cirrus Logic, Inc.*	1,271	94,664
Synaptics, Inc.*	971	92,400
Ambarella, Inc.*	1,080	88,808
MaxLinear, Inc. — Class A*	2,344	79,579
SiTime Corp.*	694	70,524
Semtech Corp.*	2,314	66,389
Total Semiconductors		9,725,440

Energy-Alternate Sources - 6.7%
Enphase Energy, Inc.*	1,036	274,499
First Solar, Inc.*	1,342	201,018
SolarEdge Technologies, Inc.*	574	162,597
SunPower Corp. — Class A*	4,509	81,297
Total Energy-Alternate Sources		719,411

Chemicals - 1.1%
Daqo New Energy Corp. ADR*	3,115	120,270

Electrical Components & Equipment - 1.0%
Universal Display Corp.	982	106,095

Healthcare-Products - 0.9%
Azenta, Inc.*	1,740	101,303

Total Common Stocks
(Cost $6,041,416)		10,772,519

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	42,811	42,811
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	16,465	16,465
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	16,415	16,415
Total Repurchase Agreements
(Cost $75,691)		75,691

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.8%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	191,273	191,273
Total Securities Lending Collateral
(Cost $191,273)		191,273

Total Investments - 102.2%
(Cost $6,308,380)		$11,039,483
Other Assets & Liabilities, net - (2.2)%		(232,946)
Total Net Assets - 100.0%		$10,806,537

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,772,519	$—	$—	$10,772,519
Repurchase Agreements	—	75,691	—	75,691
Securities Lending Collateral	191,273	—	—	191,273
Total Assets	$10,963,792	$75,691	$—	$11,039,483

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $186,244 of securities loaned (cost $6,232,689)	$10,963,792
Repurchase agreements, at value (cost $75,691)	75,691
Receivables:
Dividends	5,616
Securities lending income	300
Interest	18
Total assets	11,045,417

Liabilities:
Payable for:
Return of securities lending collateral	191,273
Management fees	8,286
Transfer agent fees	2,660
Fund shares redeemed	2,443
Investor service fees	2,437
Portfolio accounting and administration fees	1,511
Trustees’ fees*	167
Miscellaneous	30,103
Total liabilities	238,880
Net assets	$10,806,537

Net assets consist of:
Paid in capital	$5,896,288
Total distributable earnings (loss)	4,910,249
Net assets	$10,806,537
Capital shares outstanding	79,996
Net asset value per share	$135.09

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $826)	$109,579
Interest	1,091
Income from securities lending, net	1,517
Total investment income	112,187

Expenses:
Management fees	83,366
Investor service fees	24,519
Transfer agent fees	28,347
Professional fees	19,810
Portfolio accounting and administration fees	12,171
Trustees’ fees*	1,923
Custodian fees	1,625
Miscellaneous	1,481
Total expenses	173,242
Net investment loss	(61,055)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,725,567
Net realized gain	1,725,567
Net change in unrealized appreciation (depreciation) on:
Investments	(6,311,752)
Net change in unrealized appreciation (depreciation)	(6,311,752)
Net realized and unrealized loss	(4,586,185)
Net decrease in net assets resulting from operations	$(4,647,240)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(61,055)	$(109,172)
Net realized gain on investments	1,725,567	1,250,221
Net change in unrealized appreciation (depreciation) on investments	(6,311,752)	2,866,316
Net increase (decrease) in net assets resulting from operations	(4,647,240)	4,007,365

Distributions to shareholders	(371,881)	(697,974)

Capital share transactions:
Proceeds from sale of shares	11,568,962	27,913,509
Distributions reinvested	371,881	697,974
Cost of shares redeemed	(12,678,763)	(27,507,903)
Net increase (decrease) from capital share transactions	(737,920)	1,103,580
Net increase (decrease) in net assets	(5,757,041)	4,412,971

Net assets:
Beginning of year	16,563,578	12,150,607
End of year	$10,806,537	$16,563,578

Capital share activity:
Shares sold	77,122	148,931
Shares issued from reinvestment of distributions	2,554	4,117
Shares redeemed	(78,267)	(149,285)
Net increase in shares	1,409	3,763

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$210.77	$162.39	$105.84	$67.30	$79.89
Income (loss) from investment operations:
Net investment income (loss)[a]	(.99)	(1.50)	(.73)	(.20)	(.07)
Net gain (loss) on investments (realized and unrealized)	(67.42)	60.92	59.27	39.89	(9.54)
Total from investment operations	(68.41)	59.42	58.54	39.69	(9.61)
Less distributions from:
Net realized gains	(7.27)	(11.04)	(1.99)	(1.15)	(2.98)
Total distributions	(7.27)	(11.04)	(1.99)	(1.15)	(2.98)
Net asset value, end of period	$135.09	$210.77	$162.39	$105.84	$67.30

Total Return[b]	(32.70%)	38.25%	55.96%	59.28%	(12.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,807	$16,564	$12,151	$11,293	$4,860
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.82%)	(0.62%)	(0.23%)	(0.09%)
Total expenses	1.77%	1.70%	1.82%	1.82%	1.71%
Portfolio turnover rate	115%	197%	158%	208%	248%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the Reporting Period, Energy Fund returned 48.29%, compared with the -18.11% return of the S&P 500 Index. The S&P 500 Energy Index returned 65.72%.

The oil & gas exploration & production industry was the leading contributor to return for the period, followed by the integrated oil & gas industry and the oil & gas refining & marketing industry. The electrical components & equipment industry was the leading detractor from return for the period, followed by the construction & engineering industry and the heavy electrical equipment industry.

Exxon Mobil Corp., Chevron Corp., and Occidental Petroleum Corp. contributed the most to the Fund’s return for the year. Holdings detracting the most from performance were Plug Power, Inc., Sunrun, Inc., and Ameresco, Inc. - Class A

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings	(% of Total Net Assets)
Exxon Mobil Corp.	6.6%
Chevron Corp.	5.8%
ConocoPhillips	3.8%
EOG Resources, Inc.	2.8%
Schlumberger Ltd.	2.7%
Marathon Petroleum Corp.	2.4%
Occidental Petroleum Corp.	2.3%
Pioneer Natural Resources Co.	2.3%
Valero Energy Corp.	2.2%
Phillips 66	2.2%
Top Ten Total	33.1%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Energy Fund	48.29%	3.17%	0.09%
S&P 500 Energy Index	65.72%	9.25%	5.97%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	December 31, 2022
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Oil & Gas - 67.4%
Exxon Mobil Corp.	14,135	$1,559,091
Chevron Corp.	7,564	1,357,662
ConocoPhillips	7,632	900,576
EOG Resources, Inc.	5,031	651,615
Marathon Petroleum Corp.	4,736	551,223
Occidental Petroleum Corp.	8,743	550,722
Pioneer Natural Resources Co.	2,355	537,858
Valero Energy Corp.	4,144	525,708
Phillips 66	4,873	507,182
Hess Corp.	3,467	491,690
Devon Energy Corp.	7,305	449,331
Diamondback Energy, Inc.	2,681	366,707
Petroleo Brasileiro S.A. ADR	30,035	319,873
Coterra Energy, Inc. — Class A	13,001	319,435
Texas Pacific Land Corp.	133	311,783
BP plc ADR	8,898	310,807
Marathon Oil Corp.	11,219	303,698
APA Corp.	6,212	289,976
Ovintiv, Inc.	5,292	268,357
Chesapeake Energy Corp.	2,696	254,422
Equities Corp.	7,452	252,101
Shell plc ADR	4,319	245,967
HF Sinclair Corp.	4,649	241,237
Suncor Energy, Inc.	6,904	219,064
Matador Resources Co.	3,382	193,586
PBF Energy, Inc. — Class A	4,659	189,994
Murphy Oil Corp.	4,410	189,674
Canadian Natural Resources Ltd.	3,387	188,080
PDC Energy, Inc.	2,833	179,839
Range Resources Corp.	7,122	178,192
Chord Energy Corp.	1,297	177,443
Helmerich & Payne, Inc.	3,499	173,445
Valaris Ltd.*	2,527	170,876
Magnolia Oil & Gas Corp. — Class A	7,259	170,224
Civitas Resources, Inc.	2,893	167,591
Equinor ASA ADR	4,678	167,519
Noble Corporation plc*	4,371	164,830
Denbury, Inc.*	1,751	152,372
SM Energy Co.	4,350	151,511
Patterson-UTI Energy, Inc.	8,698	146,474
Comstock Resources, Inc.	10,517	144,188
Weatherford International plc*	2,821	143,645
CVR Energy, Inc.	4,368	136,893
California Resources Corp.	3,081	134,054
CNX Resources Corp.*	7,692	129,533
Callon Petroleum Co.*	3,085	114,423
Northern Oil and Gas, Inc.	3,645	112,339
Delek US Holdings, Inc.	3,736	100,872
Par Pacific Holdings, Inc.*	3,935	91,489
Talos Energy, Inc.*	4,767	90,001
Laredo Petroleum, Inc.*	1,391	71,525
Total Oil & Gas		15,816,697

Pipelines - 11.8%
Kinder Morgan, Inc.	25,822	466,862
Williams Companies, Inc.	13,893	457,080
Cheniere Energy, Inc.	2,810	421,387
ONEOK, Inc.	5,961	391,638
Targa Resources Corp.	4,220	310,170
New Fortress Energy, Inc.	4,958	210,318
Enbridge, Inc.	5,159	201,717
DT Midstream, Inc.	2,973	164,288
TC Energy Corp.	3,942	157,128
Total Pipelines		2,780,588

Oil & Gas Services - 8.1%
Schlumberger Ltd.	11,959	639,328
Halliburton Co.	11,801	464,369
Baker Hughes Co.	13,488	398,301
NOV, Inc.	10,162	212,284
ChampionX Corp.	6,150	178,289
Total Oil & Gas Services		1,892,571

Energy-Alternate Sources - 6.6%
Enphase Energy, Inc.*	1,481	392,406
First Solar, Inc.*	1,919	287,447
SolarEdge Technologies, Inc.*	888	251,544
Plug Power, Inc.*	15,372	190,151
Sunrun, Inc.*	6,271	150,629
Enviva, Inc.	2,477	131,207
Green Plains, Inc.*	3,418	104,249
TPI Composites, Inc.*	4,944	50,132
Total Energy-Alternate Sources		1,557,765

Coal - 1.5%
Peabody Energy Corp.*	5,102	134,795
Arch Resources, Inc.	785	112,090
CONSOL Energy, Inc.	1,580	102,700
Total Coal		349,585

Retail - 1.1%
Murphy USA, Inc.	609	170,240
World Fuel Services Corp.	3,419	93,441
Total Retail		263,681

Mining - 0.8%
Cameco Corp.	8,805	199,609

Metal Fabricate & Hardware - 0.6%
Tenaris S.A. ADR	4,161	146,301

Machinery-Diversified - 0.6%
Cactus, Inc. — Class A	2,821	141,783

Electrical Components & Equipment - 0.6%
EnerSys	1,667	123,091

Electric - 0.5%
Ameresco, Inc. — Class A*	2,078	118,737

Total Common Stocks
(Cost $10,669,995)		23,390,408

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
ENERGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.7%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$93,228	93,228
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	35,857	35,857
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	35,746	35,746
Total Repurchase Agreements
(Cost $164,831)		164,831

Total Investments - 100.3%
(Cost $10,834,826)		$23,555,239
Other Assets & Liabilities, net - (0.3)%		(78,617)
Total Net Assets - 100.0%		$23,476,622

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$23,390,408	$—	$—	$23,390,408
Repurchase Agreements	—	164,831	—	164,831
Total Assets	$23,390,408	$164,831	$—	$23,555,239

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $10,669,995)	$23,390,408
Repurchase agreements, at value (cost $164,831)	164,831
Cash	34
Receivables:
Dividends	35,393
Interest	39
Total assets	23,590,705

Liabilities:
Payable for:
Professional fees	52,332
Management fees	18,306
Fund shares redeemed	12,675
Transfer agent fees	8,392
Investor service fees	5,384
Portfolio accounting and administration fees	3,338
Trustees’ fees*	362
Miscellaneous	13,294
Total liabilities	114,083
Net assets	$23,476,622

Net assets consist of:
Paid in capital	$17,051,727
Total distributable earnings (loss)	6,424,895
Net assets	$23,476,622
Capital shares outstanding	93,290
Net asset value per share	$251.65

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $11,731)	$1,530,000
Interest	3,077
Income from securities lending, net	1,169
Total investment income	1,534,246

Expenses:
Management fees	314,017
Investor service fees	92,358
Transfer agent fees	100,161
Professional fees	64,507
Portfolio accounting and administration fees	45,164
Custodian fees	5,395
Trustees’ fees*	4,385
Line of credit fees	519
Miscellaneous	28,195
Total expenses	654,701
Net investment income	879,545

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,864,436
Net realized gain	3,864,436
Net change in unrealized appreciation (depreciation) on:
Investments	6,337,069
Net change in unrealized appreciation (depreciation)	6,337,069
Net realized and unrealized gain	10,201,505
Net increase in net assets resulting from operations	$11,081,050

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$879,545	$254,804
Net realized gain (loss) on investments	3,864,436	(493,190)
Net change in unrealized appreciation (depreciation) on investments	6,337,069	3,819,634
Net increase in net assets resulting from operations	11,081,050	3,581,248

Distributions to shareholders	(270,279)	(124,279)

Capital share transactions:
Proceeds from sale of shares	104,825,503	55,684,057
Distributions reinvested	270,279	124,279
Cost of shares redeemed	(109,143,920)	(48,739,993)
Net increase (decrease) from capital share transactions	(4,048,138)	7,068,343
Net increase in net assets	6,762,633	10,525,312

Net assets:
Beginning of year	16,713,989	6,188,677
End of year	$23,476,622	$16,713,989

Capital share activity:
Shares sold	480,215	355,095
Shares issued from reinvestment of distributions	1,271	841
Shares redeemed	(485,469)	(312,482)
Net increase (decrease) in shares	(3,983)	43,454

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020[c]	Year Ended December 31, 2019[c]	Year Ended December 31, 2018[c]
Per Share Data
Net asset value, beginning of period	$171.83	$114.99	$176.90	$165.96	$223.73
Income (loss) from investment operations:
Net investment income (loss)[a]	5.48	2.42	.96	1.71	.12
Net gain (loss) on investments (realized and unrealized)	77.00	55.43	(62.41)	9.62	(56.84)
Total from investment operations	82.48	57.85	(61.45)	11.33	(56.72)
Less distributions from:
Net investment income	(2.66)	(1.01)	(.46)	(.39)	(1.05)
Total distributions	(2.66)	(1.01)	(.46)	(.39)	(1.05)
Net asset value, end of period	$251.65	$171.83	$114.99	$176.90	$165.96

Total Return[b]	48.29%	50.46%	(34.17%)	6.81%	(25.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,477	$16,714	$6,189	$9,766	$9,672
Ratios to average net assets:
Net investment income (loss)	2.38%	1.51%	2.04%	0.97%	0.06%
Total expenses	1.77%	1.69%	1.82%	1.83%	1.72%
Portfolio turnover rate	307%	316%	317%	114%	490%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the years presented through December 31, 2020 have been restated to reflect a 1:3 reverse share split effective August 24, 2020.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the Reporting Period, Energy Services Fund returned 42.56%, compared with the S&P 500 Index, which returned -18.11%. The S&P 500 Energy Index returned 65.72%.

The oil & gas equipment & services industry contributed the most to return for the period, followed by the oil & gas drilling industry and trading companies & distributors group. The electrical components & equipment industry was the leading detractor from return for the period, followed by the semiconductor equipment industry and the construction & engineering industry.

Schlumberger Ltd., Halliburton Co., and Helmerich & Payne, Inc. were the Fund’s best-performing holdings for the year. The Fund’s worst-performing holdings included Aspen Aerogels, Inc., Sunrun, Inc., and DMC Global Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings	(% of Total Net Assets)
Schlumberger Ltd.	13.1%
Halliburton Co.	9.5%
Baker Hughes Co.	8.1%
SolarEdge Technologies, Inc.	4.7%
NOV, Inc.	4.3%
ChampionX Corp.	3.7%
Helmerich & Payne, Inc.	3.6%
Valaris Ltd.	3.5%
Noble Corporation plc	3.4%
ProFrac Holding Corp. — Class A	3.1%
Top Ten Total	57.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Energy Services Fund	42.56%	(10.63%)	(10.18%)
S&P 500 Energy Index	65.72%	9.25%	5.97%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

50 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Oil & Gas Services - 65.6%
Schlumberger Ltd.	42,947	$2,295,947
Halliburton Co.	42,300	1,664,505
Baker Hughes Co.	48,342	1,427,539
NOV, Inc.	36,427	760,960
ChampionX Corp.	22,122	641,317
ProFrac Holding Corp. — Class A*	21,855	550,746
Liberty Energy, Inc. — Class A	28,789	460,912
Expro Group Holdings N.V.*	22,678	411,152
Tidewater, Inc.*	10,284	378,965
Oceaneering International, Inc.*	21,622	378,169
Archrock, Inc.	34,967	314,004
NOW, Inc.*	23,954	304,216
ProPetro Holding Corp.*	28,645	297,049
Core Laboratories N.V.	14,524	294,401
Dril-Quip, Inc.*	10,134	275,341
US Silica Holdings, Inc.*	20,983	262,287
Bristow Group, Inc.*	8,619	233,833
National Energy Services Reunited Corp.*	31,307	217,271
Solaris Oilfield Infrastructure, Inc. — Class A	18,074	179,475
DMC Global, Inc.*	8,849	172,024
Total Oil & Gas Services		11,520,113

Oil & Gas - 18.3%
Helmerich & Payne, Inc.	12,556	622,401
Valaris Ltd.*	9,060	612,637
Noble Corporation plc*	15,677	591,180
Patterson-UTI Energy, Inc.	31,062	523,084
Weatherford International plc*	10,119	515,259
Nabors Industries Ltd.*	2,202	341,024
Total Oil & Gas		3,205,585

Energy-Alternate Sources - 7.8%
SolarEdge Technologies, Inc.*	2,905	822,899
Sunrun, Inc.*	22,547	541,579
Total Energy-Alternate Sources		1,364,478

Machinery-Diversified - 2.9%
Cactus, Inc. — Class A	10,122	508,732

Metal Fabricate & Hardware - 2.5%
Tenaris S.A. ADR	12,412	436,406

Distribution & Wholesale - 1.4%
MRC Global, Inc.*	21,868	253,231

Retail - 1.4%
Aspen Aerogels, Inc.*	20,110	237,097

Total Common Stocks
(Cost $13,511,558)		17,525,642

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$59,268	59,268
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	22,796	22,796
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	22,725	22,725
Total Repurchase Agreements
(Cost $104,789)		104,789

Total Investments - 100.5%
(Cost $13,616,347)		$17,630,431
Other Assets & Liabilities, net - (0.5)%		(83,996)
Total Net Assets - 100.0%		$17,546,435

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,525,642	$—	$—	$17,525,642
Repurchase Agreements	—	104,789	—	104,789
Total Assets	$17,525,642	$104,789	$—	$17,630,431

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $13,511,558)	$17,525,642
Repurchase agreements, at value (cost $104,789)	104,789
Receivables:
Dividends	6,695
Investment Adviser	96
Securities lending income	62
Interest	25
Total assets	17,637,309

Liabilities:
Payable for:
Fund shares redeemed	34,938
Professional fees	20,554
Management fees	10,478
Printing fees	5,480
Investor service fees	3,082
Transfer agent fees	2,826
Portfolio accounting and administration fees	1,910
Trustees’ fees*	207
Miscellaneous	11,399
Total liabilities	90,874
Net assets	$17,546,435

Net assets consist of:
Paid in capital	$25,860,486
Total distributable earnings (loss)	(8,314,051)
Net assets	$17,546,435
Capital shares outstanding	55,731
Net asset value per share	$314.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $45)	$93,360
Interest	1,189
Income from securities lending, net	180
Total investment income	94,729

Expenses:
Management fees	83,026
Investor service fees	24,419
Transfer agent fees	26,709
Professional fees	16,473
Portfolio accounting and administration fees	12,076
Custodian fees	1,585
Trustees’ fees*	1,439
Line of credit fees	23
Miscellaneous	7,137
Total expenses	172,887
Net investment loss	(78,158)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	102,329
Net realized gain	102,329
Net change in unrealized appreciation (depreciation) on:
Investments	1,971,965
Net change in unrealized appreciation (depreciation)	1,971,965
Net realized and unrealized gain	2,074,294
Net increase in net assets resulting from operations	$1,996,136

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(78,158)	$15,025
Net realized gain (loss) on investments	102,329	(717,341)
Net change in unrealized appreciation (depreciation) on investments	1,971,965	796,674
Net increase in net assets resulting from operations	1,996,136	94,358

Distributions to shareholders	—	(13,358)

Capital share transactions:
Proceeds from sale of shares	39,664,101	33,842,067
Distributions reinvested	—	13,358
Cost of shares redeemed	(32,806,369)	(29,068,949)
Net increase from capital share transactions	6,857,732	4,786,476
Net increase in net assets	8,853,868	4,867,476

Net assets:
Beginning of year	8,692,567	3,825,091
End of year	$17,546,435	$8,692,567

Capital share activity:
Shares sold	137,579	144,829
Shares issued from reinvestment of distributions	—	61
Shares redeemed	(121,210)	(125,851)
Net increase in shares	16,369	19,039

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020[c]	Year Ended December 31, 2019[c]	Year Ended December 31, 2018[c]
Per Share Data
Net asset value, beginning of period	$220.84	$188.21	$302.92	$303.11	$575.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.27)	.37	.11	1.50	(.70)
Net gain (loss) on investments (realized and unrealized)	96.27	32.56	(114.69)	(1.69)	(254.57)
Total from investment operations	94.00	32.93	(114.58)	(.19)	(255.27)
Less distributions from:
Net investment income	—	(.30)	(.13)	—	(17.60)
Total distributions	—	(.30)	(.13)	—	(17.60)
Net asset value, end of period	$314.84	$220.84	$188.21	$302.92	$303.11

Total Return[b]	42.56%	17.50%	(37.33%)	(0.07%)	(45.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,546	$8,693	$3,825	$3,245	$3,492
Ratios to average net assets:
Net investment income (loss)	(0.80%)	0.16%	0.44%	0.45%	(0.13%)
Total expenses	1.77%	1.69%	1.82%	1.83%	1.71%
Portfolio turnover rate	337%	301%	817%	423%	331%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Reverse share split — Per share amounts for the years presented through December 31, 2020 have been restated to reflect a 1:10 reverse share split effective August 24, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the Reporting Period, Financial Services Fund returned -18.11%, while the S&P 500 Index returned -18.11% over the same period. The S&P 500 Financials Index returned -10.53%.

The property & casualty insurance industry contributed the most to return for the period, followed by the life & health insurance industry and the reinsurance industry. The regional banks industry was the leading detractor from return for the period, followed by the asset management & custody bank industry and the financial exchanges & data industry.

Progressive Corp., Aflac, Inc., and First Horizon Corp. were the holdings that contributed the most to the Fund’s return for the period. Coinbase Global, Inc. - Class A, Blackstone, Inc., and SVB Financial Group detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings	(% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.3%
JPMorgan Chase & Co.	2.5%
Bank of America Corp.	2.2%
Wells Fargo & Co.	1.6%
Charles Schwab Corp.	1.6%
Morgan Stanley	1.5%
Goldman Sachs Group, Inc.	1.4%
BlackRock, Inc. — Class A	1.4%
S&P Global, Inc.	1.3%
American Express Co.	1.3%
Top Ten Total	18.1%

“Ten Largest Holdings” excludes any temporary cash investments.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Financial Services Fund	(18.11%)	4.45%	8.66%
S&P 500 Financials Index	(10.53%)	6.42%	12.16%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	December 31, 2022
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.5%

REITS - 27.5%
American Tower Corp. — Class A	624	$132,201
Prologis, Inc.	1,133	127,723
Equinix, Inc.	154	100,875
Crown Castle, Inc.	732	99,288
Public Storage	314	87,980
Simon Property Group, Inc.	700	82,236
Realty Income Corp.	1,257	79,732
Welltower, Inc.	1,126	73,809
SBA Communications Corp.	258	72,320
VICI Properties, Inc.	2,219	71,896
Digital Realty Trust, Inc.	687	68,885
Alexandria Real Estate Equities, Inc.	447	65,114
AvalonBay Communities, Inc.	385	62,185
Weyerhaeuser Co.	1,976	61,256
Equity Residential	1,007	59,413
Extra Space Storage, Inc.	383	56,370
Sun Communities, Inc.	392	56,056
Mid-America Apartment Communities, Inc.	353	55,417
Ventas, Inc.	1,215	54,736
WP Carey, Inc.	688	53,767
Invitation Homes, Inc.	1,768	52,404
Essex Property Trust, Inc.	231	48,954
Gaming and Leisure Properties, Inc.	913	47,558
Healthpeak Properties, Inc.	1,871	46,906
Kimco Realty Corp.	2,187	46,321
Equity LifeStyle Properties, Inc.	710	45,866
STORE Capital Corp.	1,424	45,653
Camden Property Trust	407	45,535
UDR, Inc.	1,169	45,275
Boston Properties, Inc.	658	44,468
Rexford Industrial Realty, Inc.	783	42,783
Lamar Advertising Co. — Class A	447	42,197
Host Hotels & Resorts, Inc.	2,616	41,987
Regency Centers Corp.	669	41,813
Annaly Capital Management, Inc.	1,899	40,031
American Homes 4 Rent — Class A	1,323	39,875
National Retail Properties, Inc.	822	37,615
Federal Realty Investment Trust	366	36,981
CubeSmart	915	36,829
Life Storage, Inc.	368	36,248
Americold Realty Trust, Inc.	1,242	35,161
Healthcare Realty Trust, Inc.	1,805	34,782
Brixmor Property Group, Inc.	1,484	33,642
First Industrial Realty Trust, Inc.	684	33,010
Medical Properties Trust, Inc.	2,960	32,974
Agree Realty Corp.	458	32,486
Omega Healthcare Investors, Inc.	1,145	32,003
AGNC Investment Corp.	3,090	31,981
Spirit Realty Capital, Inc.	763	30,467
Kilroy Realty Corp.	740	28,616
Vornado Realty Trust	1,282	26,678
Independence Realty Trust, Inc.	1,427	24,059
Park Hotels & Resorts, Inc.	1,763	20,786
SL Green Realty Corp.	606	20,434
Total REITS		2,803,637

Banks - 25.6%
JPMorgan Chase & Co.	1,930	258,813
Bank of America Corp.	6,745	223,394
Wells Fargo & Co.	4,011	165,614
Morgan Stanley	1,807	153,631
Goldman Sachs Group, Inc.	429	147,310
Citigroup, Inc.	2,760	124,835
PNC Financial Services Group, Inc.	694	109,610
U.S. Bancorp	2,466	107,542
Truist Financial Corp.	2,366	101,809
Bank of New York Mellon Corp.	1,737	79,068
M&T Bank Corp.	477	69,194
State Street Corp.	869	67,408
First Republic Bank	542	66,064
Fifth Third Bancorp	1,929	63,291
Regions Financial Corp.	2,730	58,859
Huntington Bancshares, Inc.	4,151	58,529
Northern Trust Corp.	658	58,226
Citizens Financial Group, Inc.	1,467	57,756
ICICI Bank Ltd. ADR	2,550	55,820
HDFC Bank Ltd. ADR	798	54,591
KeyCorp	3,097	53,950
Royal Bank of Canada	540	50,771
SVB Financial Group*	220	50,631
Bank of Nova Scotia	999	48,931
First Horizon Corp.	1,899	46,526
East West Bancorp, Inc.	624	41,122
Comerica, Inc.	614	41,046
Webster Financial Corp.	833	39,434
Zions Bancorp North America	780	38,345
Signature Bank	323	37,216
Western Alliance Bancorporation	588	35,021
Synovus Financial Corp.	826	31,016
Silvergate Capital Corp. — Class A*,1	521	9,065
Total Banks		2,604,438

Insurance - 22.4%
Berkshire Hathaway, Inc. — Class B*	1,102	340,408
Marsh & McLennan Companies, Inc.	711	117,656
Chubb Ltd.	512	112,947
Progressive Corp.	855	110,902
Aon plc — Class A	347	104,149
MetLife, Inc.	1,344	97,265
American International Group, Inc.	1,407	88,979
Travelers Companies, Inc.	469	87,933
Aflac, Inc.	1,219	87,695
Arthur J Gallagher & Co.	443	83,523
Prudential Financial, Inc.	809	80,463
Allstate Corp.	590	80,004
Willis Towers Watson plc	272	66,526
Hartford Financial Services Group, Inc.	839	63,621
Principal Financial Group, Inc.	693	58,157
Markel Corp.*	43	56,652

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
FINANCIAL SERVICES FUND

	Shares	Value
Cincinnati Financial Corp.	520	$53,243
Brown & Brown, Inc.	913	52,014
RenaissanceRe Holdings Ltd.	280	51,584
Loews Corp.	840	48,997
Globe Life, Inc.	384	46,291
American Financial Group, Inc.	332	45,577
Equitable Holdings, Inc.	1,443	41,414
Fidelity National Financial, Inc.	1,097	41,269
Reinsurance Group of America, Inc. — Class A	287	40,780
Unum Group	926	37,994
Old Republic International Corp.	1,442	34,824
Assurant, Inc.	265	33,141
Voya Financial, Inc.	530	32,590
Lincoln National Corp.	1,033	31,734
First American Financial Corp.	584	30,566
MGIC Investment Corp.	1,940	25,220
Total Insurance		2,284,118

Diversified Financial Services - 16.3%
Charles Schwab Corp.	1,988	165,521
BlackRock, Inc. — Class A	195	138,183
American Express Co.	898	132,680
CME Group, Inc. — Class A	592	99,551
Intercontinental Exchange, Inc.	960	98,486
Apollo Global Management, Inc.	1,284	81,906
Capital One Financial Corp.	839	77,993
Ameriprise Financial, Inc.	243	75,663
Nasdaq, Inc.	1,163	71,350
Discover Financial Services	684	66,916
Raymond James Financial, Inc.	587	62,721
T. Rowe Price Group, Inc.	572	62,382
LPL Financial Holdings, Inc.	259	55,988
Tradeweb Markets, Inc. — Class A	790	51,295
Synchrony Financial	1,467	48,206
Cboe Global Markets, Inc.	384	48,180
Franklin Resources, Inc.	1,763	46,508
Invesco Ltd.	2,057	37,005
Jefferies Financial Group, Inc.	1,057	36,234
Ally Financial, Inc.	1,438	35,159
Coinbase Global, Inc. — Class A*,1	971	34,364
Stifel Financial Corp.	571	33,329
Evercore, Inc. — Class A	259	28,252
SLM Corp.	1,592	26,427
OneMain Holdings, Inc.	790	26,315
Upstart Holdings, Inc.*,1	924	12,215
Brookfield Asset Management Ltd. — Class A*	295	8,458
Total Diversified Financial Services		1,661,287

Private Equity - 3.4%
Blackstone, Inc. — Class A	1,633	121,152
KKR & Company, Inc. — Class A	1,785	82,860
Ares Management Corp. — Class A	859	58,790
Carlyle Group, Inc.	1,496	44,640
Brookfield Corp.	1,143	35,959
Total Private Equity		343,401

Commercial Services - 2.7%
S&P Global, Inc.	405	135,651
Moody’s Corp.	339	94,452
MarketAxess Holdings, Inc.	151	42,112
Total Commercial Services		272,215

Software - 0.8%
MSCI, Inc. — Class A	170	79,079

Media - 0.5%
FactSet Research Systems, Inc.	124	49,750

Savings & Loans - 0.3%
New York Community Bancorp, Inc.	3,108	26,729

Total Common Stocks
(Cost $5,655,581)		10,124,654

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$40,635	40,635
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	15,629	15,629
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	15,581	15,581
Total Repurchase Agreements
(Cost $71,845)		71,845

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	42,092	42,092
Total Securities Lending Collateral
(Cost $42,092)		42,092

Total Investments - 100.6%
(Cost $5,769,518)		$10,238,591
Other Assets & Liabilities, net - (0.6)%		(59,509)
Total Net Assets - 100.0%		$10,179,082

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,124,654	$—	$—	$10,124,654
Repurchase Agreements	—	71,845	—	71,845
Securities Lending Collateral	42,092	—	—	42,092
Total Assets	$10,166,746	$71,845	$—	$10,238,591

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $41,711 of securities loaned (cost $5,697,673)	$10,166,746
Repurchase agreements, at value (cost $71,845)	71,845
Cash	236
Receivables:
Dividends	26,133
Securities lending income	217
Fund shares sold	105
Interest	17
Total assets	10,265,299

Liabilities:
Payable for:
Return of securities lending collateral	42,092
Professional fees	18,847
Management fees	7,576
Printing fees	5,025
Transfer agent fees	3,190
Fund shares redeemed	2,530
Investor service fees	2,228
Portfolio accounting and administration fees	1,382
Trustees’ fees*	149
Miscellaneous	3,198
Total liabilities	86,217
Net assets	$10,179,082

Net assets consist of:
Paid in capital	$7,444,515
Total distributable earnings (loss)	2,734,567
Net assets	$10,179,082
Capital shares outstanding	121,272
Net asset value per share	$83.94

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $1,056)	$321,669
Interest	1,273
Income from securities lending, net	1,787
Total investment income	324,729

Expenses:
Management fees	113,086
Investor service fees	33,260
Transfer agent fees	38,385
Professional fees	23,765
Portfolio accounting and administration fees	16,395
Trustees’ fees*	2,419
Custodian fees	2,124
Line of credit fees	35
Miscellaneous	5,603
Total expenses	235,072
Net investment income	89,657

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	120,713
Net realized gain	120,713
Net change in unrealized appreciation (depreciation) on:
Investments	(3,347,333)
Net change in unrealized appreciation (depreciation)	(3,347,333)
Net realized and unrealized loss	(3,226,620)
Net decrease in net assets resulting from operations	$(3,136,963)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$89,657	$69,942
Net realized gain on investments	120,713	821,848
Net change in unrealized appreciation (depreciation) on investments	(3,347,333)	3,960,827
Net increase (decrease) in net assets resulting from operations	(3,136,963)	4,852,617

Distributions to shareholders	(1,038,828)	(391,114)

Capital share transactions:
Proceeds from sale of shares	14,196,324	35,921,090
Distributions reinvested	1,038,828	391,114
Cost of shares redeemed	(19,020,715)	(33,000,299)
Net increase (decrease) from capital share transactions	(3,785,563)	3,311,905
Net increase (decrease) in net assets	(7,961,354)	7,773,408

Net assets:
Beginning of year	18,140,436	10,367,028
End of year	$10,179,082	$18,140,436

Capital share activity:
Shares sold	139,320	347,660
Shares issued from reinvestment of distributions	12,232	3,811
Shares redeemed	(191,186)	(311,790)
Net increase (decrease) in shares	(39,634)	39,681

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$112.74	$85.52	$89.79	$73.46	$84.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.65	.40	.70	.70	.45
Net gain (loss) on investments (realized and unrealized)	(20.97)	29.49	(1.47)	19.67	(10.74)
Total from investment operations	(20.32)	29.89	(.77)	20.37	(10.29)
Less distributions from:
Net investment income	(.58)	(.38)	(.74)	(.71)	(.72)
Net realized gains	(7.90)	(2.29)	(2.76)	(3.33)	—
Total distributions	(8.48)	(2.67)	(3.50)	(4.04)	(.72)
Net asset value, end of period	$83.94	$112.74	$85.52	$89.79	$73.46

Total Return[b]	(18.11%)	35.26%	(0.11%)	28.08%	(12.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,179	$18,140	$10,367	$11,327	$7,098
Ratios to average net assets:
Net investment income (loss)	0.67%	0.39%	0.92%	0.83%	0.54%
Total expenses	1.77%	1.69%	1.82%	1.82%	1.72%
Portfolio turnover rate	101%	170%	339%	218%	403%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the Reporting Period, Health Care Fund returned -12.00%, compared with a -18.11% return for the S&P 500 Index. The S&P 500 Health Care Index returned -1.95%.

The health care distributors industry contributed the most to return for the period, followed by the managed health care industry and the biotechnology industry. The life sciences tools & services industry was the largest detractor from return for the period, followed by the health care equipment industry and the health care supplies industry.

The best-performing holdings in the Fund were Merck & Co., Inc., Eli Lilly and Co., and AbbVie, Inc. The worst-performing holdings in the Fund included Align Technology, Inc., Zoetis, Inc. - Class A, and Edwards Lifesciences Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings	(% of Total Net Assets)
UnitedHealth Group, Inc.	3.5%
Johnson & Johnson	3.5%
Eli Lilly & Co.	3.0%
Pfizer, Inc.	2.7%
Merck & Company, Inc.	2.7%
AbbVie, Inc.	2.7%
Thermo Fisher Scientific, Inc.	2.3%
Abbott Laboratories	2.3%
Danaher Corp.	2.2%
Bristol-Myers Squibb Co.	1.9%
Top Ten Total	26.8%

“Ten Largest Holdings” excludes any temporary cash investments.

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Health Care Fund	(12.00%)	9.02%	12.18%
S&P 500 Health Care Index	(1.95%)	12.53%	15.05%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	December 31, 2022
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Pharmaceuticals - 32.4%
Johnson & Johnson	3,417	$603,613
Eli Lilly & Co.	1,430	523,151
Pfizer, Inc.	9,177	470,229
Merck & Company, Inc.	4,234	469,762
AbbVie, Inc.	2,888	466,730
Bristol-Myers Squibb Co.	4,614	331,977
CVS Health Corp.	3,144	292,989
Cigna Corp.	838	277,663
Becton Dickinson and Co.	961	244,382
Zoetis, Inc.	1,560	228,618
McKesson Corp.	539	202,190
AstraZeneca plc ADR	2,814	190,789
Dexcom, Inc.*	1,544	174,843
AmerisourceBergen Corp. — Class A	981	162,561
Jazz Pharmaceuticals plc*	793	126,333
GSK plc ADR	3,592	126,223
Novartis AG ADR	1,366	123,924
Cardinal Health, Inc.	1,595	122,608
Perrigo Company plc	3,457	117,849
Viatris, Inc.	9,431	104,967
Neurocrine Biosciences, Inc.*	802	95,791
Henry Schein, Inc.*	1,153	92,090
Elanco Animal Health, Inc.*	5,528	67,552
Bausch Health Companies, Inc.*	6,224	39,087
Total Pharmaceuticals		5,655,921

Healthcare-Products - 30.1%
Thermo Fisher Scientific, Inc.	731	402,554
Abbott Laboratories	3,609	396,232
Danaher Corp.	1,450	384,859
Medtronic plc	4,062	315,699
Intuitive Surgical, Inc.*	1,006	266,942
Stryker Corp.	1,083	264,783
Boston Scientific Corp.*	4,952	229,129
Edwards Lifesciences Corp.*	2,636	196,672
IDEXX Laboratories, Inc.*	394	160,736
ResMed, Inc.	736	153,184
Zimmer Biomet Holdings, Inc.	1,126	143,565
Insulet Corp.*	480	141,307
Baxter International, Inc.	2,743	139,811
Waters Corp.*	370	126,755
Align Technology, Inc.*	582	122,744
Hologic, Inc.*	1,629	121,865
STERIS plc	647	119,494
West Pharmaceutical Services, Inc.	502	118,146
Cooper Companies, Inc.	351	116,065
PerkinElmer, Inc.	816	114,420
Avantor, Inc.*	5,002	105,492
Bio-Techne Corp.	1,248	103,434
Teleflex, Inc.	388	96,856
Bruker Corp.	1,316	89,949
Repligen Corp.*	516	87,364
Exact Sciences Corp.*	1,724	85,355
Masimo Corp.*	552	81,668
Inspire Medical Systems, Inc.*	310	78,083
Dentsply Sirona, Inc.	2,395	76,257
Shockwave Medical, Inc.*	347	71,347
Envista Holdings Corp.*	2,021	68,047
QuidelOrtho Corp.*	743	63,653
Natera, Inc.*	1,522	61,139
10X Genomics, Inc. — Class A*	1,601	58,340
Tandem Diabetes Care, Inc.*	1,051	47,242
Nevro Corp.*	833	32,987
Total Healthcare-Products		5,242,175

Biotechnology - 17.3%
Amgen, Inc.	1,210	317,794
Gilead Sciences, Inc.	3,324	285,365
Regeneron Pharmaceuticals, Inc.*	333	240,256
Moderna, Inc.*	1,280	229,914
Vertex Pharmaceuticals, Inc.*	788	227,559
Biogen, Inc.*	638	176,675
Horizon Therapeutics plc*	1,396	158,865
Illumina, Inc.*	777	157,109
Alnylam Pharmaceuticals, Inc.*	632	150,195
Seagen, Inc.*	1,078	138,534
Royalty Pharma plc — Class A	3,410	134,763
BioMarin Pharmaceutical, Inc.*	1,192	123,360
Incyte Corp.*	1,430	114,858
BioNTech SE ADR	688	103,351
Sarepta Therapeutics, Inc.*	775	100,425
United Therapeutics Corp.*	360	100,112
Apellis Pharmaceuticals, Inc.*	1,328	68,671
Mirati Therapeutics, Inc.*	1,459	66,107
Intellia Therapeutics, Inc.*	1,432	49,963
Guardant Health, Inc.*	1,360	36,992
Fate Therapeutics, Inc.*	2,071	20,896
Novavax, Inc.*,1	1,860	19,121
Total Biotechnology		3,020,885

Healthcare-Services - 16.6%
UnitedHealth Group, Inc.	1,142	605,466
Elevance Health, Inc.	589	302,139
HCA Healthcare, Inc.	952	228,442
Humana, Inc.	424	217,169
Centene Corp.*	2,232	183,046
IQVIA Holdings, Inc.*	845	173,132
Laboratory Corporation of America Holdings	548	129,043
Quest Diagnostics, Inc.	772	120,772
Molina Healthcare, Inc.*	361	119,209
ICON plc*	596	115,773
Charles River Laboratories International, Inc.*	442	96,312
Universal Health Services, Inc. — Class B	648	91,297
Catalent, Inc.*	1,903	85,654
DaVita, Inc.*	960	71,683
Encompass Health Corp.	1,176	70,336
Tenet Healthcare Corp.*	1,398	68,208
Oak Street Health, Inc.*	2,984	64,186
Syneos Health, Inc.*	1,529	56,084

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
HEALTH CARE FUND

	Shares	Value
Teladoc Health, Inc.*	2,266	$53,591
Amedisys, Inc.*	555	46,365
Total Healthcare-Services		2,897,907

Electronics - 1.9%
Agilent Technologies, Inc.	1,210	181,077
Mettler-Toledo International, Inc.*	109	157,554
Total Electronics		338,631

Software - 1.1%
Veeva Systems, Inc. — Class A*	843	136,044
Doximity, Inc. — Class A*	2,068	69,402
Total Software		205,446

Total Common Stocks
(Cost $7,312,744)		17,360,965

RIGHTS† - 0.0%
- 0.0%
Johnson & Johnson*	307	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$75,013	75,013
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	28,851	28,851
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	28,762	28,762
Total Repurchase Agreements
(Cost $132,626)		132,626

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.1%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	14,148	14,148
Total Securities Lending Collateral
(Cost $14,148)		14,148

Total Investments - 100.3%
(Cost $7,459,518)		$17,507,739
Other Assets & Liabilities, net - (0.3)%		(60,770)
Total Net Assets - 100.0%		$17,446,969

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,360,965		$—	$—	$17,360,965
Rights	—	*	—	—	—
Repurchase Agreements	—		132,626	—	132,626
Securities Lending Collateral	14,148		—	—	14,148
Total Assets	$17,375,113		$132,626	$—	$17,507,739

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $14,454 of securities loaned (cost $7,326,892)	$17,375,113
Repurchase agreements, at value (cost $132,626)	132,626
Receivables:
Securities sold	140,629
Dividends	13,538
Foreign tax reclaims	491
Interest	31
Securities lending income	5
Total assets	17,662,433

Liabilities:
Payable for:
Fund shares redeemed	123,006
Professional fees	26,395
Management fees	14,184
Return of securities lending collateral	14,148
Transfer agent fees	5,488
Investor service fees	4,172
Portfolio accounting and administration fees	2,586
Trustees’ fees*	285
Miscellaneous	25,200
Total liabilities	215,464
Net assets	$17,446,969

Net assets consist of:
Paid in capital	$9,568,383
Total distributable earnings (loss)	7,878,586
Net assets	$17,446,969
Capital shares outstanding	217,074
Net asset value per share	$80.37

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $(5,356))	$219,487
Interest	2,083
Income from securities lending, net	1,870
Total investment income	223,440

Expenses:
Management fees	158,380
Investor service fees	46,582
Transfer agent fees	50,715
Professional fees	31,655
Portfolio accounting and administration fees	23,709
Trustees’ fees*	2,881
Custodian fees	2,857
Line of credit fees	50
Miscellaneous	12,568
Total expenses	329,397
Net investment loss	(105,957)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	488,988
Net realized gain	488,988
Net change in unrealized appreciation (depreciation) on:
Investments	(3,229,043)
Net change in unrealized appreciation (depreciation)	(3,229,043)
Net realized and unrealized loss	(2,740,055)
Net decrease in net assets resulting from operations	$(2,846,012)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(105,957)	$(134,251)
Net realized gain on investments	488,988	2,291,794
Net change in unrealized appreciation (depreciation) on investments	(3,229,043)	1,272,751
Net increase (decrease) in net assets resulting from operations	(2,846,012)	3,430,294

Distributions to shareholders	(999,573)	(1,193,289)

Capital share transactions:
Proceeds from sale of shares	30,077,636	21,856,082
Distributions reinvested	999,573	1,193,289
Cost of shares redeemed	(33,625,404)	(22,494,170)
Net increase (decrease) from capital share transactions	(2,548,195)	555,201
Net increase (decrease) in net assets	(6,393,780)	2,792,206

Net assets:
Beginning of year	23,840,749	21,048,543
End of year	$17,446,969	$23,840,749

Capital share activity:
Shares sold	367,346	233,391
Shares issued from reinvestment of distributions	12,730	12,958
Shares redeemed	(409,848)	(243,009)
Net increase (decrease) in shares	(29,772)	3,340

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$96.58	$86.44	$74.88	$62.38	$62.43
Income (loss) from investment operations:
Net investment income (loss)[a]	(.47)	(.61)	(.55)	(.40)	(.48)
Net gain (loss) on investments (realized and unrealized)	(11.24)	16.61	14.32	14.35	1.33 [c]
Total from investment operations	(11.71)	16.00	13.77	13.95	.85
Less distributions from:
Net realized gains	(4.50)	(5.86)	(2.21)	(1.45)	(.90)
Total distributions	(4.50)	(5.86)	(2.21)	(1.45)	(.90)
Net asset value, end of period	$80.37	$96.58	$86.44	$74.88	$62.38

Total Return[b]	(12.00%)	18.84%	18.68%	22.57%	1.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,447	$23,841	$21,049	$19,042	$20,437
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.66%)	(0.71%)	(0.58%)	(0.72%)
Total expenses	1.77%	1.69%	1.82%	1.82%	1.72%
Portfolio turnover rate	158%	114%	171%	150%	194%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the Reporting Period, Internet Fund returned -44.84%, compared with a return of -18.11% for the S&P 500 Index. The S&P 500 Information Technology Index returned -28.19%.

The research & consulting services industry contributed the most to return for the period, followed by the education services industry. The interactive media & services industry detracted the most from return, followed by Internet & direct marketing retail industry and the Internet services & infrastructure industry.

Pinduoduo, Inc. ADR, Twitter, Inc., and Trip.com Group Ltd. ADR added the most to Fund performance for the year. Detracting the most from the Fund’s return for the period were Amazon.com, Inc., Meta Platforms, Inc. - Class A, and Alphabet, Inc. - Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Inception Date: May 24, 2001

Ten Largest Holdings	(% of Total Net Assets)
Alphabet, Inc. — Class A	8.1%
Amazon.com, Inc.	6.9%
Meta Platforms, Inc. — Class A	4.5%
Cisco Systems, Inc.	3.3%
Adobe, Inc.	3.0%
Salesforce, Inc.	2.9%
Netflix, Inc.	2.7%
Booking Holdings, Inc.	2.1%
PayPal Holdings, Inc.	2.1%
Activision Blizzard, Inc.	1.9%
Top Ten Total	37.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Internet Fund	(44.84%)	0.46%	9.11%
S&P 500 Information Technology Index	(28.19%)	15.81%	18.33%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

72 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Internet - 55.2%
Alphabet, Inc. — Class A*	4,048	$357,155
Amazon.com, Inc.*	3,625	304,500
Meta Platforms, Inc. — Class A*	1,660	199,764
Netflix, Inc.*	406	119,721
Booking Holdings, Inc.*	47	94,718
Airbnb, Inc. — Class A*	893	76,351
Uber Technologies, Inc.*	3,002	74,239
Alibaba Group Holding Ltd. ADR*	745	65,627
MercadoLibre, Inc.*	61	51,621
VeriSign, Inc.*	249	51,155
eBay, Inc.	1,196	49,598
Pinduoduo, Inc. ADR*	602	49,093
Baidu, Inc. ADR*	428	48,955
Shopify, Inc. — Class A*	1,389	48,212
JD.com, Inc. ADR	851	47,767
Pinterest, Inc. — Class A*	1,924	46,715
DoorDash, Inc. — Class A*	897	43,792
Snap, Inc. — Class A*	4,634	41,474
Chewy, Inc. — Class A*,1	1,109	41,122
Spotify Technology S.A.*	519	40,975
Sea Ltd. ADR*	774	40,271
Expedia Group, Inc.*	457	40,033
Etsy, Inc.*	329	39,408
Trip.com Group Ltd. ADR*	1,138	39,147
GoDaddy, Inc. — Class A*	493	36,886
Match Group, Inc.*	887	36,802
Okta, Inc.*	538	36,762
Wix.com Ltd.*	416	31,961
F5, Inc.*	213	30,568
Zillow Group, Inc. — Class C*	915	29,472
Zillow Group, Inc. — Class A*	940	29,337
Coupang, Inc.*	1,964	28,890
Roku, Inc.*	597	24,298
Lyft, Inc. — Class A*	1,989	21,919
IAC, Inc.*	487	21,623
Bumble, Inc. — Class A*	996	20,966
Wayfair, Inc. — Class A*	613	20,162
Ziff Davis, Inc.*	254	20,091
TripAdvisor, Inc.*	963	17,315
Revolve Group, Inc.*	584	13,000
Overstock.com, Inc.*	488	9,448
Total Internet		2,440,913

Software - 30.2%
Adobe, Inc.*	401	134,949
Salesforce, Inc.*	980	129,938
Activision Blizzard, Inc.	1,086	83,133
Snowflake, Inc. — Class A*	514	73,780
Workday, Inc. — Class A*	413	69,107
Electronic Arts, Inc.	506	61,823
Veeva Systems, Inc. — Class A*	319	51,480
Datadog, Inc. — Class A*	694	51,009
Zoom Video Communications, Inc. — Class A*	692	46,876
Take-Two Interactive Software, Inc.*	447	46,546
ROBLOX Corp. — Class A*	1,502	42,747
DocuSign, Inc.*	745	41,288
HubSpot, Inc.*	139	40,189
Cloudflare, Inc. — Class A*	866	39,152
NetEase, Inc. ADR	538	39,075
ZoomInfo Technologies, Inc. — Class A*	1,275	38,390
Akamai Technologies, Inc.*	451	38,019
MongoDB, Inc.*	185	36,415
Bilibili, Inc. ADR*,1	1,451	34,374
Twilio, Inc. — Class A*	694	33,978
Dropbox, Inc. — Class A*	1,371	30,683
Coupa Software, Inc.*	368	29,135
Smartsheet, Inc. — Class A*	646	25,427
Box, Inc. — Class A*	761	23,690
Five9, Inc.*	348	23,615
Nutanix, Inc. — Class A*	893	23,263
New Relic, Inc.*	362	20,435
DigitalOcean Holdings, Inc.*	618	15,740
Fastly, Inc. — Class A*	1,208	9,894
Total Software		1,334,150

Telecommunications - 8.0%
Cisco Systems, Inc.	3,095	147,446
Motorola Solutions, Inc.	266	68,551
Arista Networks, Inc.*	536	65,044
Juniper Networks, Inc.	1,069	34,165
Ciena Corp.*	526	26,815
CommScope Holding Company, Inc.*	1,763	12,958
Total Telecommunications		354,979

Commercial Services - 4.6%
PayPal Holdings, Inc.*	1,318	93,868
CoStar Group, Inc.*	754	58,269
Paylocity Holding Corp.*	182	35,355
Chegg, Inc.*	731	18,473
Total Commercial Services		205,965

Entertainment - 0.5%
DraftKings, Inc. — Class A*	1,926	21,937

Healthcare-Services - 0.5%
Teladoc Health, Inc.*	856	20,244

Computers - 0.4%
Lumentum Holdings, Inc.*	367	19,147

Total Common Stocks
(Cost $3,199,928)		4,397,335

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
INTERNET FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 1.1%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$26,371	26,371
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	10,142	10,142
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	10,111	10,111
Total Repurchase Agreements
(Cost $46,624)		46,624

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	59,565	59,565
Total Securities Lending Collateral
(Cost $59,565)		59,565

Total Investments - 101.8%
(Cost $3,306,117)		$4,503,524
Other Assets & Liabilities, net - (1.8)%		(79,045)
Total Net Assets - 100.0%		$4,424,479

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,397,335	$—	$—	$4,397,335
Repurchase Agreements	—	46,624	—	46,624
Securities Lending Collateral	59,565	—	—	59,565
Total Assets	$4,456,900	$46,624	$—	$4,503,524

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $56,588 of securities loaned (cost $3,259,493)	$4,456,900
Repurchase agreements, at value (cost $46,624)	46,624
Receivables:
Dividends	234
Interest	11
Securities lending income	9
Total assets	4,503,778

Liabilities:
Payable for:
Return of securities lending collateral	59,565
Management fees	3,278
Fund shares redeemed	1,750
Transfer agent fees	1,355
Investor service fees	964
Portfolio accounting and administration fees	597
Trustees’ fees*	65
Miscellaneous	11,725
Total liabilities	79,299
Net assets	$4,424,479

Net assets consist of:
Paid in capital	$4,164,273
Total distributable earnings (loss)	260,206
Net assets	$4,424,479
Capital shares outstanding	76,756
Net asset value per share	$57.64

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $181)	$11,015
Interest	598
Income from securities lending, net	123
Total investment income	11,736

Expenses:
Management fees	46,679
Investor service fees	13,729
Transfer agent fees	15,870
Portfolio accounting and administration fees	6,799
Professional fees	5,531
Trustees’ fees*	1,030
Custodian fees	989
Miscellaneous	6,493
Total expenses	97,120
Net investment loss	(85,384)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(137,501)
Net realized loss	(137,501)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,634,702)
Net change in unrealized appreciation (depreciation)	(3,634,702)
Net realized and unrealized loss	(3,772,203)
Net decrease in net assets resulting from operations	$(3,857,587)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(85,384)	$(176,196)
Net realized gain (loss) on investments	(137,501)	3,098,622
Net change in unrealized appreciation (depreciation) on investments	(3,634,702)	(3,296,938)
Net decrease in net assets resulting from operations	(3,857,587)	(374,512)

Distributions to shareholders	(1,179,293)	(1,342,952)

Capital share transactions:
Proceeds from sale of shares	2,366,432	15,647,805
Distributions reinvested	1,179,293	1,342,952
Cost of shares redeemed	(3,215,751)	(20,208,229)
Net increase (decrease) from capital share transactions	329,974	(3,217,472)
Net decrease in net assets	(4,706,906)	(4,934,936)

Net assets:
Beginning of year	9,131,385	14,066,321
End of year	$4,424,479	$9,131,385

Capital share activity:
Shares sold	27,255	92,755
Shares issued from reinvestment of distributions	18,338	8,527
Shares redeemed	(34,294)	(121,366)
Net increase (decrease) in shares	11,299	(20,084)

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$139.50	$164.44	$104.02	$82.90	$86.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.28)	(2.50)	(1.95)	(1.41)	(1.25)
Net gain (loss) on investments (realized and unrealized)	(59.04)	(2.98)	64.22	22.53	(1.23)
Total from investment operations	(60.32)	(5.48)	62.27	21.12	(2.48)
Less distributions from:
Net realized gains	(21.54)	(19.46)	(1.85)	—	(1.46)
Total distributions	(21.54)	(19.46)	(1.85)	—	(1.46)
Net asset value, end of period	$57.64	$139.50	$164.44	$104.02	$82.90

Total Return[b]	(44.84%)	(4.66%)	60.21%	25.48%	(3.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,424	$9,131	$14,066	$8,347	$8,099
Ratios to average net assets:
Net investment income (loss)	(1.55%)	(1.53%)	(1.54%)	(1.42%)	(1.29%)
Total expenses	1.77%	1.69%	1.82%	1.82%	1.72%
Portfolio turnover rate	58%	139%	243%	319%	485%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the Reporting Period, Leisure Fund returned -27.57%, compared with a return of -18.11% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned -37.03%.

The tobacco industry contributed the most to return, followed by the motorcycle manufacturers industry. The movies & entertainment industry was the largest detractor from return, followed by the hotels/resorts & cruise line industry and the cable & satellite industry.

Holdings that contributed the most to the Fund’s return were Las Vegas Sands Corp., Trip.com Group Ltd. ADR, and Philip Morris International, Inc. The holdings detracting the most from return were Walt Disney Co., Sea Ltd. ADR, and Airbnb, Inc. - Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings	(% of Total Net Assets)
McDonald’s Corp.	3.7%
Philip Morris International, Inc.	3.5%
Walt Disney Co.	3.4%
Comcast Corp. — Class A	3.4%
Netflix, Inc.	3.1%
Starbucks Corp.	2.9%
Booking Holdings, Inc.	2.5%
Altria Group, Inc.	2.4%
Activision Blizzard, Inc.	2.2%
Charter Communications, Inc. — Class A	2.1%
Top Ten Total	29.2%

“Ten Largest Holdings” excludes any temporary cash investments.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Leisure Fund	(27.57%)	(0.20%)	7.18%
S&P 500 Consumer Discretionary Index	(37.03%)	6.14%	11.74%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	December 31, 2022
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Retail - 18.5%
McDonald’s Corp.	531	$139,934
Starbucks Corp.	1,085	107,632
Chipotle Mexican Grill, Inc. — Class A*	45	62,437
Yum! Brands, Inc.	477	61,094
Darden Restaurants, Inc.	301	41,637
Yum China Holdings, Inc.	657	35,905
Domino’s Pizza, Inc.	101	34,986
Restaurant Brands International, Inc.	501	32,400
Texas Roadhouse, Inc. — Class A	265	24,102
Wendy’s Co.	972	21,996
Wingstop, Inc.	146	20,093
Papa John’s International, Inc.	212	17,450
Cracker Barrel Old Country Store, Inc.	151	14,306
Dave & Buster’s Entertainment, Inc.*	400	14,176
Bloomin’ Brands, Inc.	655	13,179
Cheesecake Factory, Inc.[1]	411	13,033
Shake Shack, Inc. — Class A*	307	12,750
Jack in the Box, Inc.	179	12,213
Brinker International, Inc.*	340	10,849
Total Retail		690,172

Media - 17.8%
Walt Disney Co.*	1,482	128,756
Comcast Corp. — Class A	3,625	126,766
Charter Communications, Inc. — Class A*	228	77,315
Warner Bros Discovery, Inc.*	5,002	47,419
Fox Corp. — Class A	1,360	41,303
Paramount Global — Class B	2,053	34,655
News Corp. — Class A	1,865	33,943
Liberty Broadband Corp. — Class C*	430	32,796
DISH Network Corp. — Class A*	1,994	27,996
Nexstar Media Group, Inc. — Class A	146	25,554
New York Times Co. — Class A	723	23,469
TEGNA, Inc.	1,081	22,906
World Wrestling Entertainment, Inc. — Class A	327	22,406
Cable One, Inc.	28	19,932
Total Media		665,216

Internet - 12.5%
Netflix, Inc.*	392	115,593
Booking Holdings, Inc.*	46	92,703
Airbnb, Inc. — Class A*	863	73,786
Sea Ltd. ADR*	821	42,717
Spotify Technology S.A.*	516	40,738
Expedia Group, Inc.*	441	38,631
Trip.com Group Ltd. ADR*	1,114	38,322
Roku, Inc.*	578	23,525
Total Internet		466,015

Lodging - 10.6%
Marriott International, Inc. — Class A	462	68,787
Las Vegas Sands Corp.*	1,266	60,857
Hilton Worldwide Holdings, Inc.	464	58,631
MGM Resorts International	1,044	35,005
Hyatt Hotels Corp. — Class A*	343	31,024
Wynn Resorts Ltd.*	367	30,266
Wyndham Hotels & Resorts, Inc.	361	25,743
Choice Hotels International, Inc.	217	24,443
Boyd Gaming Corp.	433	23,612
Hilton Grand Vacations, Inc.*	557	21,467
Travel + Leisure Co.	490	17,836
Total Lodging		397,671

Entertainment - 10.4%
Warner Music Group Corp. — Class A	1,279	44,791
Live Nation Entertainment, Inc.*	593	41,356
Vail Resorts, Inc.	130	30,985
Churchill Downs, Inc.	135	28,543
Caesars Entertainment, Inc.*	681	28,330
Marriott Vacations Worldwide Corp.	177	23,822
Madison Square Garden Sports Corp. — Class A	128	23,466
Light & Wonder, Inc. — Class A*	395	23,147
Penn Entertainment, Inc.*	714	21,206
DraftKings, Inc. — Class A*	1,861	21,197
International Game Technology plc	933	21,160
Red Rock Resorts, Inc. — Class A	504	20,165
SeaWorld Entertainment, Inc.*	364	19,478
Six Flags Entertainment Corp.*	679	15,787
AMC Entertainment Holdings, Inc. — Class A*,1	3,605	14,672
Cinemark Holdings, Inc.*	1,057	9,154
Total Entertainment		387,259

Software - 7.9%
Activision Blizzard, Inc.	1,049	80,301
Electronic Arts, Inc.	489	59,746
Take-Two Interactive Software, Inc.*	432	44,984
ROBLOX Corp. — Class A*	1,452	41,324
NetEase, Inc. ADR	527	38,276
Bilibili, Inc. ADR*,1	1,339	31,721
Total Software		296,352

Leisure Time - 7.0%
Norwegian Cruise Line Holdings Ltd.*	3,806	46,585
Royal Caribbean Cruises Ltd.*	656	32,426
Carnival Corp.*	3,939	31,748
Polaris, Inc.	253	25,553
Planet Fitness, Inc. — Class A*	310	24,428
Harley-Davidson, Inc.	586	24,378
Brunswick Corp.	328	23,642
YETI Holdings, Inc.*	460	19,003
Topgolf Callaway Brands Corp.*	932	18,407
Peloton Interactive, Inc. — Class A*	1,742	13,832
Total Leisure Time		260,002

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
LEISURE FUND

	Shares	Value
Agriculture - 6.8%
Philip Morris International, Inc.	1,283	$129,852
Altria Group, Inc.	1,991	91,009
British American Tobacco plc ADR	793	31,704
Total Agriculture		252,565

Beverages - 5.6%
Constellation Brands, Inc. — Class A	286	66,281
Brown-Forman Corp. — Class B	893	58,652
Molson Coors Beverage Co. — Class B	677	34,879
Anheuser-Busch InBev S.A. ADR	522	31,341
Boston Beer Company, Inc. — Class A*	61	20,101
Total Beverages		211,254

Toys, Games & Hobbies - 1.5%
Hasbro, Inc.	500	30,505
Mattel, Inc.*	1,504	26,831
Total Toys, Games & Hobbies		57,336

Food Service - 0.9%
Aramark	829	34,271

Total Common Stocks
(Cost $2,365,067)		3,718,113

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$15,704	15,704
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	6,040	6,040
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	6,021	6,021
Total Repurchase Agreements
(Cost $27,765)		27,765

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	46,890	46,890
Total Securities Lending Collateral
(Cost $46,890)		46,890

Total Investments - 101.5%
(Cost $2,439,722)		$3,792,768
Other Assets & Liabilities, net - (1.5)%		(56,458)
Total Net Assets - 100.0%		$3,736,310

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,718,113	$—	$—	$3,718,113
Repurchase Agreements	—	27,765	—	27,765
Securities Lending Collateral	46,890	—	—	46,890
Total Assets	$3,765,003	$27,765	$—	$3,792,768

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $44,553 of securities loaned (cost $2,411,957)	$3,765,003
Repurchase agreements, at value (cost $27,765)	27,765
Receivables:
Dividends	5,678
Securities lending income	207
Interest	6
Total assets	3,798,659

Liabilities:
Payable for:
Return of securities lending collateral	46,890
Management fees	2,783
Transfer agent fees	1,147
Investor service fees	819
Portfolio accounting and administration fees	508
Fund shares redeemed	162
Trustees’ fees*	55
Miscellaneous	9,985
Total liabilities	62,349
Net assets	$3,736,310

Net assets consist of:
Paid in capital	$3,230,060
Total distributable earnings (loss)	506,250
Net assets	$3,736,310
Capital shares outstanding	42,326
Net asset value per share	$88.27

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $290)	$56,870
Interest	453
Income from securities lending, net	1,191
Total investment income	58,514

Expenses:
Management fees	37,554
Investor service fees	11,045
Transfer agent fees	12,499
Portfolio accounting and administration fees	5,515
Professional fees	5,271
Printing fees	1,773
Custodian fees	827
Trustees’ fees*	770
Miscellaneous	2,960
Total expenses	78,214
Net investment loss	(19,700)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(233,115)
Net realized loss	(233,115)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,448,354)
Net change in unrealized appreciation (depreciation)	(1,448,354)
Net realized and unrealized loss	(1,681,469)
Net decrease in net assets resulting from operations	$(1,701,169)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(19,700)	$(81,558)
Net realized gain (loss) on investments	(233,115)	657,993
Net change in unrealized appreciation (depreciation) on investments	(1,448,354)	(572,454)
Net increase (decrease) in net assets resulting from operations	(1,701,169)	3,981

Distributions to shareholders	—	(181,459)

Capital share transactions:
Proceeds from sale of shares	3,872,140	17,951,157
Distributions reinvested	—	181,459
Cost of shares redeemed	(4,538,395)	(22,672,915)
Net decrease from capital share transactions	(666,255)	(4,540,299)
Net decrease in net assets	(2,367,424)	(4,717,777)

Net assets:
Beginning of year	6,103,734	10,821,511
End of year	$3,736,310	$6,103,734

Capital share activity:
Shares sold	38,656	136,000
Shares issued from reinvestment of distributions	—	1,406
Shares redeemed	(46,415)	(175,639)
Net decrease in shares	(7,759)	(38,233)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$121.87	$122.53	$106.03	$83.01	$98.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(1.02)	(.56)	(.09)	.23
Net gain (loss) on investments (realized and unrealized)	(33.16)	2.25	21.48	24.33	(13.07)
Total from investment operations	(33.60)	1.23	20.92	24.24	(12.84)
Less distributions from:
Net investment income	—	—	—	(.24)	(.26)
Net realized gains	—	(1.89)	(4.42)	(.98)	(2.22)
Total distributions	—	(1.89)	(4.42)	(1.22)	(2.48)
Net asset value, end of period	$88.27	$121.87	$122.53	$106.03	$83.01

Total Return[b]	(27.57%)	0.92%	21.01%	29.28%	(13.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,736	$6,104	$10,822	$6,536	$3,565
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.78%)	(0.56%)	(0.09%)	0.24%
Total expenses	1.77%	1.69%	1.82%	1.83%	1.71%
Portfolio turnover rate	103%	194%	257%	224%	239%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the Reporting Period, Precious Metals Fund returned -11.08%, compared with the -18.11% return of the S&P 500 Index. The S&P 500 Materials Index returned -12.27%.

The copper industry was the only contributor to return for the period. The leading detractors were the gold industry, silver industry, and precious metals & minerals industry.

The top-performing holdings were Alamos Gold, Inc. - Class A, Yamana Gold, Inc., and Hecla Mining Co. The worst-performing holdings included Newmont Corp., Pan American Silver Corp., and Equinox Gold Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings	(% of Total Net Assets)
Freeport-McMoRan, Inc.	9.2%
Newmont Corp.	7.9%
Barrick Gold Corp.	7.1%
Franco-Nevada Corp.	6.4%
Agnico Eagle Mines Ltd.	6.2%
Wheaton Precious Metals Corp.	5.3%
Gold Fields Ltd. ADR	3.8%
AngloGold Ashanti Ltd. ADR	3.7%
Royal Gold, Inc.	3.5%
Sibanye Stillwater Ltd. ADR	3.4%
Top Ten Total	56.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Precious Metals Fund	(11.08%)	6.60%	(2.75%)
S&P 500 Materials Index	(12.27%)	7.45%	9.80%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

86 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 96.6%

Mining - 96.6%
Freeport-McMoRan, Inc.	60,595	$2,302,610
Newmont Corp.	41,684	1,967,485
Barrick Gold Corp.	102,654	1,763,596
Franco-Nevada Corp.	11,621	1,586,034
Agnico Eagle Mines Ltd.	29,658	1,541,919
Wheaton Precious Metals Corp.	33,970	1,327,548
Gold Fields Ltd. ADR	90,674	938,476
AngloGold Ashanti Ltd. ADR	47,056	913,828
Royal Gold, Inc.	7,704	868,395
Sibanye Stillwater Ltd. ADR	80,739	860,678
Yamana Gold, Inc.	131,788	731,423
Kinross Gold Corp.	173,836	710,989
B2Gold Corp.	182,437	651,300
Alamos Gold, Inc. — Class A	62,684	633,735
Pan American Silver Corp.[1]	36,112	590,070
SSR Mining, Inc.	37,144	582,047
Hecla Mining Co.	104,419	580,570
Osisko Gold Royalties Ltd.	38,443	464,007
First Majestic Silver Corp.	54,333	453,137
Harmony Gold Mining Company Ltd. ADR	132,005	448,817
Novagold Resources, Inc.*	74,928	448,069
Sandstorm Gold Ltd.	75,632	397,824
MAG Silver Corp.*	25,426	397,408
Eldorado Gold Corp.*	47,465	396,807
IAMGOLD Corp.*	153,749	396,672
Seabridge Gold, Inc.*	25,906	325,897
Fortuna Silver Mines, Inc.*	86,418	324,068
Coeur Mining, Inc.*	90,799	305,085
Equinox Gold Corp.*	92,668	303,951
SilverCrest Metals, Inc.*	46,665	279,990
Endeavour Silver Corp.*	75,684	245,216
Silvercorp Metals, Inc.	78,198	231,466
Gatos Silver, Inc.*	40,784	166,807
Total Mining		24,135,924

Total Common Stocks
(Cost $15,749,662)		24,135,924

EXCHANGE-TRADED FUNDS† - 3.0%
VanEck Junior Gold Miners ETF	20,590	734,034
Total Exchange-Traded Funds
(Cost $495,045)		734,034

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.2%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$163,486	163,486
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	62,879	62,879
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	62,685	62,685
Total Repurchase Agreements
(Cost $289,050)		289,050

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	357,007	357,007
Total Securities Lending Collateral
(Cost $357,007)		357,007

Total Investments - 102.2%
(Cost $16,890,764)		$25,516,015
Other Assets & Liabilities, net - (2.2)%		(538,660)
Total Net Assets - 100.0%		$24,977,355

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$24,135,924	$—	$—	$24,135,924
Exchange-Traded Funds	734,034	—	—	734,034
Repurchase Agreements	—	289,050	—	289,050
Securities Lending Collateral	357,007	—	—	357,007
Total Assets	$25,226,965	$289,050	$—	$25,516,015

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $336,065 of securities loaned (cost $16,601,714)	$25,226,965
Repurchase agreements, at value (cost $289,050)	289,050
Receivables:
Dividends	4,735
Foreign tax reclaims	3,750
Securities lending income	123
Interest	68
Total assets	25,524,691

Liabilities:
Payable for:
Return of securities lending collateral	357,007
Deferred foreign capital gain taxes	86,191
Fund shares redeemed	19,110
Management fees	14,177
Transfer agent fees	5,500
Investor service fees	4,726
Portfolio accounting and administration fees	2,930
Trustees’ fees*	317
Miscellaneous	57,378
Total liabilities	547,336
Net assets	$24,977,355

Net assets consist of:
Paid in capital	$38,371,623
Total distributable earnings (loss)	(13,394,268)
Net assets	$24,977,355
Capital shares outstanding	684,727
Net asset value per share	$36.48

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $45,879)	$357,551
Interest	3,564
Income from securities lending, net	2,312
Total investment income	363,427

Expenses:
Management fees	151,423
Investor service fees	50,474
Transfer agent fees	55,266
Professional fees	30,577
Portfolio accounting and administration fees	25,134
Custodian fees	3,068
Trustees’ fees*	2,936
Line of credit fees	52
Miscellaneous	17,835
Total expenses	336,765
Net investment income	26,662

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	673,417
Net realized gain	673,417
Net change in unrealized appreciation (depreciation) on:
Investments	(3,851,299)
Net change in unrealized appreciation (depreciation)	(3,851,299)
Net realized and unrealized loss	(3,177,882)
Net decrease in net assets resulting from operations	$(3,151,220)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$26,662	$29,095
Net realized gain on investments	673,417	88,894
Net change in unrealized appreciation (depreciation) on investments	(3,851,299)	(2,373,027)
Net decrease in net assets resulting from operations	(3,151,220)	(2,255,038)

Distributions to shareholders	(93,847)	(831,432)

Capital share transactions:
Proceeds from sale of shares	48,465,105	34,139,734
Distributions reinvested	93,847	831,432
Cost of shares redeemed	(41,494,209)	(33,972,997)
Net increase from capital share transactions	7,064,743	998,169
Net increase (decrease) in net assets	3,819,676	(2,088,301)

Net assets:
Beginning of year	21,157,679	23,245,980
End of year	$24,977,355	$21,157,679

Capital share activity:
Shares sold	1,262,223	783,745
Shares issued from reinvestment of distributions	2,950	20,006
Shares redeemed	(1,093,320)	(782,667)
Net increase in shares	171,853	21,084

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$41.25	$47.27	$36.75	$24.14	$30.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.06	(.37)	(.20)	(.23)
Net gain (loss) on investments (realized and unrealized)	(4.64)	(4.40)	13.03	12.81	(4.68)
Total from investment operations	(4.59)	(4.34)	12.66	12.61	(4.91)
Less distributions from:
Net investment income	(.18)	(1.68)	(2.14)	—	(1.25)
Total distributions	(.18)	(1.68)	(2.14)	—	(1.25)
Net asset value, end of period	$36.48	$41.25	$47.27	$36.75	$24.14

Total Return[b]	(11.08%)	(9.19%)	34.30%	52.24%	(16.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,977	$21,158	$23,246	$24,882	$16,632
Ratios to average net assets:
Net investment income (loss)	0.13%	0.13%	(0.88%)	(0.69%)	(0.87%)
Total expenses[c]	1.67%	1.59%	1.72%	1.72%	1.67%
Portfolio turnover rate	188%	133%	163%	180%	639%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the Reporting Period, Real Estate Fund returned -27.40%, compared to a return of -18.11% for the S&P 500 Index. The MSCI U.S. REIT Index returned -24.51%.

No industry contributed to return for the period. Specialized REITs were the leading detractor from return, followed by residential REITs and office REITs.

VICI Properties, Inc., Gaming and Leisure Properties, Inc., and American Campus Communities, Inc. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Crown Castle, Inc., American Tower Corp. - Class A, and Digital Realty Trust, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings	(% of Total Net Assets)
American Tower Corp. — Class A	3.2%
Prologis, Inc.	3.2%
Equinix, Inc.	2.4%
Crown Castle, Inc.	2.4%
Public Storage	2.1%
Simon Property Group, Inc.	2.0%
Realty Income Corp.	2.0%
Welltower, Inc.	1.8%
SBA Communications Corp.	1.7%
Digital Realty Trust, Inc.	1.7%
Top Ten Total	22.5%

“Ten Largest Holdings” excludes any temporary cash investments.

92 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Real Estate Fund	(27.40%)	1.12%	4.29%
MSCI U.S. REIT Index	(24.51%)	3.69%	6.48%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS	December 31, 2022
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 99.4%

REITs - 92.6%

REITs-DIVERSIFIED - 22.8%
American Tower Corp. — Class A	723	$153,175
Equinix, Inc.	177	115,940
Crown Castle, Inc.	850	115,294
SBA Communications Corp.	296	82,972
Digital Realty Trust, Inc.	798	80,015
VICI Properties, Inc.	2,448	79,315
Weyerhaeuser Co.	2,352	72,912
WP Carey, Inc.	798	62,364
Gaming and Leisure Properties, Inc.	1,084	56,466
Lamar Advertising Co. — Class A	515	48,616
Rayonier, Inc.	997	32,861
PotlatchDeltic Corp.	638	28,066
Rithm Capital Corp.	3,269	26,708
Outfront Media, Inc.	1,560	25,865
LXP Industrial Trust	2,488	24,930
Broadstone Net Lease, Inc.	1,529	24,785
EPR Properties	657	24,782
Elme Communities	1,031	18,352
Uniti Group, Inc.	3,151	17,425
Total REITs-Diversified		1,090,843

REITs-Apartments - 11.3%
AvalonBay Communities, Inc.	443	71,553
Equity Residential	1,198	70,682
Mid-America Apartment Communities, Inc.	407	63,895
Invitation Homes, Inc.	2,105	62,392
Essex Property Trust, Inc.	267	56,583
UDR, Inc.	1,390	53,835
Camden Property Trust	469	52,472
American Homes 4 Rent — Class A	1,574	47,440
Apartment Income REIT Corp.	988	33,898
Independence Realty Trust, Inc.	1,699	28,645
Total REITs-Apartments		541,395

REITs-Health Care - 8.9%
Welltower, Inc.	1,338	87,706
Ventas, Inc.	1,446	65,142
Healthpeak Properties, Inc.	2,226	55,806
Healthcare Realty Trust, Inc.	2,147	41,373
Omega Healthcare Investors, Inc.	1,361	38,040
Medical Properties Trust, Inc.	3,254	36,250
Physicians Realty Trust	1,887	27,305
Sabra Health Care REIT, Inc.	2,054	25,531
National Health Investors, Inc.	424	22,141
CareTrust REIT, Inc.	1,063	19,751
Total REITs-Health Care		419,045

REITs-Warehouse/Industries - 8.7%
Prologis, Inc.	1,348	151,960
Rexford Industrial Realty, Inc.	908	49,613
Americold Realty Trust, Inc.	1,479	41,870
First Industrial Realty Trust, Inc.	793	38,270
EastGroup Properties, Inc.	257	38,051
STAG Industrial, Inc.	1,129	36,478
Terreno Realty Corp.	557	31,677
Innovative Industrial Properties, Inc.	237	24,020
Total REITs-Warehouse/Industries		411,939

REITs-Office Property - 8.6%
Alexandria Real Estate Equities, Inc.	515	75,020
Boston Properties, Inc.	764	51,631
Kilroy Realty Corp.	858	33,179
Vornado Realty Trust	1,525	31,735
Cousins Properties, Inc.	1,226	31,006
Highwoods Properties, Inc.	957	26,777
Douglas Emmett, Inc.	1,698	26,625
Corporate Office Properties Trust	1,021	26,485
Equity Commonwealth	1,002	25,020
SL Green Realty Corp.	703	23,705
JBG SMITH Properties	1,179	22,377
Hudson Pacific Properties, Inc.	1,909	18,575
Brandywine Realty Trust	2,603	16,008
Total REITs-Office Property		408,143

REITs-Storage - 7.1%
Public Storage	362	101,429
Extra Space Storage, Inc.	441	64,906
Iron Mountain, Inc.	1,120	55,832
CubeSmart	1,087	43,752
Life Storage, Inc.	424	41,764
National Storage Affiliates Trust	858	30,991
Total REITs-Storage		338,674

REITs-Shopping Centers - 6.5%
Kimco Realty Corp.	2,410	51,044
Regency Centers Corp.	775	48,437
Federal Realty Investment Trust	422	42,639
Brixmor Property Group, Inc.	1,766	40,035
Kite Realty Group Trust	1,535	32,312
Phillips Edison & Company, Inc.	968	30,821
SITE Centers Corp.	1,945	26,569
Retail Opportunity Investments Corp.	1,354	20,351
Acadia Realty Trust	1,229	17,636
Total REITs-Shopping Centers		309,844

REITs-Single Tenant - 6.1%
Realty Income Corp.	1,494	94,764
STORE Capital Corp.	1,637	52,482
National Retail Properties, Inc.	954	43,655
Agree Realty Corp.	529	37,522
Spirit Realty Capital, Inc.	884	35,298
Essential Properties Realty Trust, Inc.	1,198	28,117
Total REITs-Single Tenant		291,838

REITs-Hotels - 3.9%
Host Hotels & Resorts, Inc.	2,882	46,256
Ryman Hospitality Properties, Inc.	380	31,076
Apple Hospitality REIT, Inc.	1,772	27,962
Park Hotels & Resorts, Inc.	2,098	24,735
Sunstone Hotel Investors, Inc.	2,192	21,175

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
REAL ESTATE FUND

	Shares	Value
RLJ Lodging Trust	1,825	$19,327
Pebblebrook Hotel Trust	1,424	19,067
Total REITs-Hotels		189,598

REITs-Mortgage - 3.8%
Annaly Capital Management, Inc.	2,258	47,599
Starwood Property Trust, Inc.	1,936	35,487
AGNC Investment Corp.	3,428	35,480
Blackstone Mortgage Trust, Inc. — Class A	1,311	27,754
Arbor Realty Trust, Inc.	1,812	23,900
Chimera Investment Corp.	2,643	14,536
Total REITs-Mortgage		184,756

REITs-Manufactured Homes - 2.4%
Sun Communities, Inc.	452	64,636
Equity LifeStyle Properties, Inc.	824	53,230
Total REITs-Manufactured Homes		117,866

REITs-Regional Malls - 2.5%
Simon Property Group, Inc.	812	95,394
Macerich Co.	1,966	22,137
Total REITs-Regional Malls		117,531

Total REITs		4,421,472

Real Estate - 4.1%
Real Estate Management/Services - 3.5%
CBRE Group, Inc. — Class A*	1,002	77,114
Jones Lang LaSalle, Inc.*	264	42,074
Cushman & Wakefield plc*	2,119	26,403
eXp World Holdings, Inc.	1,753	19,423
Total Real Estate Management/Services		165,014

Real Estate Operations/Development - 0.6%
Howard Hughes Corp.*	381	29,116
Total Real Estate		194,130

Internet - 1.8%
E-Commerce/Services - 1.8%
Zillow Group, Inc. — Class C*	1,318	42,453
Zillow Group, Inc. — Class A*	1,354	42,258
Total E-Commerce/Services		84,711

Total Internet		84,711

Diversified Financial Services - 0.5%
Finance-Commercial - 0.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	800	23,184

Telecommunications - 0.4%
Telecom Services - 0.4%
DigitalBridge Group, Inc.	1,803	19,725

Total Common Stocks
(Cost $2,512,588)		4,743,222

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.3%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$9,041	9,041
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	3,477	3,477
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	3,467	3,467
Total Repurchase Agreements
(Cost $15,985)		15,985

Total Investments - 99.7%
(Cost $2,528,573)		$4,759,207
Other Assets & Liabilities, net - 0.3%		12,982
Total Net Assets - 100.0%		$4,772,189

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,743,222	$—	$—	$4,743,222
Repurchase Agreements	—	15,985	—	15,985
Total Assets	$4,743,222	$15,985	$—	$4,759,207

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $2,512,588)	$4,743,222
Repurchase agreements, at value (cost $15,985)	15,985
Receivables:
Dividends	27,721
Fund shares sold	4,729
Interest	4
Total assets	4,791,661

Liabilities:
Payable for:
Professional fees	11,171
Management fees	3,547
Transfer agent fees	1,553
Investor service fees	1,043
Portfolio accounting and administration fees	647
Fund shares redeemed	76
Trustees’ fees*	69
Miscellaneous	1,366
Total liabilities	19,472
Net assets	$4,772,189

Net assets consist of:
Paid in capital	$3,344,565
Total distributable earnings (loss)	1,427,624
Net assets	$4,772,189
Capital shares outstanding	137,473
Net asset value per share	$34.71

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends	$209,555
Interest	620
Income from securities lending, net	51
Total investment income	210,226

Expenses:
Management fees	67,028
Investor service fees	19,714
Transfer agent fees	23,365
Professional fees	12,842
Portfolio accounting and administration fees	9,444
Trustees’ fees*	1,463
Custodian fees	1,336
Line of credit fees	21
Miscellaneous	4,095
Total expenses	139,308
Net investment income	70,918

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,141,105
Net realized gain	1,141,105
Net change in unrealized appreciation (depreciation) on:
Investments	(4,132,274)
Net change in unrealized appreciation (depreciation)	(4,132,274)
Net realized and unrealized loss	(2,991,169)
Net decrease in net assets resulting from operations	$(2,920,251)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$70,918	$80,974
Net realized gain on investments	1,141,105	393,979
Net change in unrealized appreciation (depreciation) on investments	(4,132,274)	2,764,046
Net increase (decrease) in net assets resulting from operations	(2,920,251)	3,238,999

Distributions to shareholders	(419,006)	(81,373)

Capital share transactions:
Proceeds from sale of shares	11,625,641	22,738,199
Distributions reinvested	419,006	81,373
Cost of shares redeemed	(18,638,779)	(17,790,091)
Net increase (decrease) from capital share transactions	(6,594,132)	5,029,481
Net increase (decrease) in net assets	(9,933,389)	8,187,107

Net assets:
Beginning of year	14,705,578	6,518,471
End of year	$4,772,189	$14,705,578

Capital share activity:
Shares sold	252,343	506,975
Shares issued from reinvestment of distributions	10,830	1,745
Shares redeemed	(413,747)	(390,836)
Net increase (decrease) in shares	(150,574)	117,884

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$51.05	$38.31	$43.46	$35.99	$39.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.38	.31	.28	.68	.64
Net gain (loss) on investments (realized and unrealized)	(14.10)	12.70	(3.19)	8.03	(3.48)
Total from investment operations	(13.72)	13.01	(2.91)	8.71	(2.84)
Less distributions from:
Net investment income	(.41)	(.27)	(1.16)	(.83)	(.39)
Net realized gains	(2.21)	—	(1.08)	(.41)	—
Total distributions	(2.62)	(.27)	(2.24)	(1.24)	(.39)
Net asset value, end of period	$34.71	$51.05	$38.31	$43.46	$35.99

Total Return[b]	(27.40%)	34.07%	(5.82%)	24.43%	(7.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,772	$14,706	$6,518	$12,249	$12,708
Ratios to average net assets:
Net investment income (loss)	0.90%	0.69%	0.76%	1.62%	1.67%
Total expenses	1.77%	1.69%	1.82%	1.82%	1.73%
Portfolio turnover rate	134%	136%	173%	225%	313%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the Reporting Period, Retailing Fund returned -26.52%, compared with a return of -18.11% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned -37.03%.

No industry contributed to return for the period. The Internet & direct marketing retail industry detracted the most from return, followed by the automotive retail industry and the home improvement retail industry.

Fund performance for the year benefited most from Pinduoduo, Inc. ADR, O’Reilly Automotive, Inc., and TJX Companies, Inc. The largest detractors from the Fund’s performance for the period were Amazon.com, Inc., Carvana Co., and DoorDash, Inc. - Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings	(% of Total Net Assets)
Amazon.com, Inc.	7.2%
Walmart, Inc.	6.1%
Home Depot, Inc.	5.4%
Lowe’s Companies, Inc.	4.0%
Costco Wholesale Corp.	3.8%
TJX Companies, Inc.	3.5%
Booking Holdings, Inc.	3.3%
Target Corp.	3.0%
O’Reilly Automotive, Inc.	2.7%
Dollar General Corp.	2.6%
Top Ten Total	41.6%

“Ten Largest Holdings” excludes any temporary cash investments.

100 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Retailing Fund	(26.52%)	7.28%	8.88%
S&P 500 Consumer Discretionary Index	(37.03%)	6.14%	11.74%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS	December 31, 2022
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Retail - 68.6%
Walmart, Inc.	1,378	$195,387
Home Depot, Inc.	551	174,039
Lowe’s Companies, Inc.	652	129,905
Costco Wholesale Corp.	268	122,342
TJX Companies, Inc.	1,417	112,793
Target Corp.	655	97,621
O’Reilly Automotive, Inc.*	102	86,091
Dollar General Corp.	345	84,956
AutoZone, Inc.*	33	81,384
Ross Stores, Inc.	642	74,517
Dollar Tree, Inc.*	470	66,477
Walgreens Boots Alliance, Inc.	1,710	63,886
Tractor Supply Co.	265	59,617
Genuine Parts Co.	324	56,217
Ulta Beauty, Inc.*	119	55,819
Best Buy Company, Inc.	627	50,292
Burlington Stores, Inc.*	212	42,985
Bath & Body Works, Inc.	871	36,704
Five Below, Inc.*	205	36,258
Dick’s Sporting Goods, Inc.	300	36,087
CarMax, Inc.*	591	35,986
Advance Auto Parts, Inc.	238	34,993
BJ’s Wholesale Club Holdings, Inc.*	514	34,006
Williams-Sonoma, Inc.	284	32,637
Floor & Decor Holdings, Inc. — Class A*	442	30,776
RH*	113	30,193
Murphy USA, Inc.	102	28,513
Lithia Motors, Inc. — Class A	132	27,026
Macy’s, Inc.	1,276	26,349
AutoNation, Inc.*	243	26,074
GameStop Corp. — Class A*,1	1,381	25,493
Asbury Automotive Group, Inc.*	129	23,123
Academy Sports & Outdoors, Inc.	420	22,067
Foot Locker, Inc.	571	21,578
Gap, Inc.	1,870	21,094
Ollie’s Bargain Outlet Holdings, Inc.*	438	20,516
Nordstrom, Inc.	1,198	19,336
Signet Jewelers Ltd.	284	19,312
American Eagle Outfitters, Inc.*	1,241	17,324
Victoria’s Secret & Co.*	480	17,174
Abercrombie & Fitch Co. — Class A*	529	12,119
Kohl’s Corp.	462	11,666
Big Lots, Inc.	480	7,056
Carvana Co.*,1	399	1,891
Total Retail		2,209,679

Internet - 28.0%
Amazon.com, Inc.*	2,769	232,596
Booking Holdings, Inc.*	52	104,795
Alibaba Group Holding Ltd. ADR*	694	61,135
eBay, Inc.	1,317	54,616
MercadoLibre, Inc.*	60	50,774
Pinduoduo, Inc. ADR*	594	48,441
DoorDash, Inc. — Class A*	988	48,234
JD.com, Inc. ADR	854	47,935
Chewy, Inc. — Class A*,1	1,221	45,275
Expedia Group, Inc.*	503	44,063
Etsy, Inc.*	362	43,360
Trip.com Group Ltd. ADR*	1,248	42,931
Coupang, Inc.*	2,199	32,347
Wayfair, Inc. — Class A*	674	22,168
Revolve Group, Inc.*	643	14,313
Overstock.com, Inc.*	537	10,396
Total Internet		903,379

Distribution & Wholesale - 2.6%
LKQ Corp.	834	44,544
Pool Corp.	127	38,396
Total Distribution & Wholesale		82,940

Apparel - 0.5%
Urban Outfitters, Inc.*	674	16,075

Total Common Stocks
(Cost $1,870,296)		3,212,073

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$11,468	11,468
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	4,411	4,411
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	4,397	4,397
Total Repurchase Agreements
(Cost $20,276)		20,276

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.8%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	56,406	56,406
Total Securities Lending Collateral
(Cost $56,406)		56,406

Total Investments - 102.1%
(Cost $1,946,978)		$3,288,755
Other Assets & Liabilities, net - (2.1)%		(68,394)
Total Net Assets - 100.0%		$3,220,361

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
RETAILING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,212,073	$—	$—	$3,212,073
Repurchase Agreements	—	20,276	—	20,276
Securities Lending Collateral	56,406	—	—	56,406
Total Assets	$3,268,479	$20,276	$—	$3,288,755

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $54,452 of securities loaned (cost $1,926,702)	$3,268,479
Repurchase agreements, at value (cost $20,276)	20,276
Receivables:
Dividends	2,431
Securities lending income	103
Interest	5
Total assets	3,291,294

Liabilities:
Payable for:
Return of securities lending collateral	56,406
Management fees	2,424
Fund shares redeemed	1,133
Transfer agent fees	1,124
Investor service fees	713
Portfolio accounting and administration fees	442
Trustees’ fees*	48
Miscellaneous	8,643
Total liabilities	70,933
Net assets	$3,220,361

Net assets consist of:
Paid in capital	$3,050,714
Total distributable earnings (loss)	169,647
Net assets	$3,220,361
Capital shares outstanding	33,489
Net asset value per share	$96.16

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $127)	$40,703
Interest	448
Income from securities lending, net	2,411
Total investment income	43,562

Expenses:
Management fees	33,956
Investor service fees	9,987
Transfer agent fees	11,578
Professional fees	7,854
Portfolio accounting and administration fees	5,100
Trustees’ fees*	848
Custodian fees	778
Miscellaneous	626
Total expenses	70,727
Net investment loss	(27,165)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(434,030)
Net realized loss	(434,030)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,063,805)
Net change in unrealized appreciation (depreciation)	(1,063,805)
Net realized and unrealized loss	(1,497,835)
Net decrease in net assets resulting from operations	$(1,525,000)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(27,165)	$(59,607)
Net realized gain (loss) on investments	(434,030)	737,916
Net change in unrealized appreciation (depreciation) on investments	(1,063,805)	(430,362)
Net increase (decrease) in net assets resulting from operations	(1,525,000)	247,947

Distributions to shareholders	(104,064)	(452,493)

Capital share transactions:
Proceeds from sale of shares	7,032,882	24,090,645
Distributions reinvested	104,064	452,493
Cost of shares redeemed	(8,909,554)	(24,912,148)
Net decrease from capital share transactions	(1,772,608)	(369,010)
Net decrease in net assets	(3,401,672)	(573,556)

Net assets:
Beginning of year	6,622,033	7,195,589
End of year	$3,220,361	$6,622,033

Capital share activity:
Shares sold	67,226	170,881
Shares issued from reinvestment of distributions	1,066	3,317
Shares redeemed	(84,122)	(180,795)
Net decrease in shares	(15,830)	(6,597)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$134.27	$128.69	$89.57	$71.95	$74.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.71)	(1.27)	(.95)	(.45)	(.30)
Net gain (loss) on investments (realized and unrealized)	(34.86)	16.53	40.07	18.07	(2.11)
Total from investment operations	(35.57)	15.26	39.12	17.62	(2.41)
Less distributions from:
Net investment income	—	—	—	—	(.01)
Net realized gains	(2.54)	(9.68)	—	—	—
Total distributions	(2.54)	(9.68)	—	—	(.01)
Net asset value, end of period	$96.16	$134.27	$128.69	$89.57	$71.95

Total Return[b]	(26.52%)	11.75%	43.68%	24.49%	(3.23%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,220	$6,622	$7,196	$3,625	$6,788
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(0.92%)	(0.91%)	(0.54%)	(0.37%)
Total expenses	1.77%	1.69%	1.82%	1.83%	1.72%
Portfolio turnover rate	193%	375%	250%	173%	260%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the Reporting Period, Technology Fund returned -36.25%, compared with a return of -18.11% for the S&P 500 Index. The S&P 500 Information Technology Index returned -28.19%.

No industry contributed to return for the period. The application software industry detracted the most return for the period, followed by the interactive media & services industry and semiconductors industry.

Enphase Energy, Inc., First Solar, Inc., and Twitter, Inc. added the most to Fund performance for the year. Meta Platforms, Inc. - Class A, Alphabet, Inc. - Class A, and Apple, Inc. detracted the most from the Fund’s return for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings	(% of Total Net Assets)
Apple, Inc.	5.3%
Microsoft Corp.	5.1%
Alphabet, Inc. — Class A	4.0%
Visa, Inc. — Class A	2.6%
Meta Platforms, Inc. — Class A	2.3%
Mastercard, Inc. — Class A	2.2%
NVIDIA Corp.	2.1%
Broadcom, Inc.	1.9%
Oracle Corp.	1.8%
Cisco Systems, Inc.	1.7%
Top Ten Total	29.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Technology Fund	(36.25%)	9.56%	13.38%
S&P 500 Information Technology Index	(28.19%)	15.81%	18.33%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

108 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 100.0%

Software - 35.5%
Microsoft Corp.	3,272	$784,691
Oracle Corp.	3,465	283,229
Adobe, Inc.*	702	236,244
Salesforce, Inc.*	1,712	226,994
Intuit, Inc.	489	190,329
ServiceNow, Inc.*	427	165,791
Fiserv, Inc.*	1,500	151,605
Activision Blizzard, Inc.	1,897	145,215
VMware, Inc. — Class A*	1,116	137,000
Synopsys, Inc.*	408	130,270
Snowflake, Inc. — Class A*	897	128,755
Cadence Design Systems, Inc.*	778	124,978
Workday, Inc. — Class A*	721	120,645
Paychex, Inc.	1,036	119,720
Fidelity National Information Services, Inc.	1,758	119,280
Autodesk, Inc.*	621	116,046
Electronic Arts, Inc.	884	108,007
Atlassian Corp. — Class A*	810	104,231
Datadog, Inc. — Class A*	1,212	89,082
ANSYS, Inc.*	358	86,489
NetEase, Inc. ADR	1,165	84,614
Zoom Video Communications, Inc. — Class A*	1,208	81,830
Take-Two Interactive Software, Inc.*	781	81,326
ROBLOX Corp. — Class A*	2,623	74,651
DocuSign, Inc.*	1,300	72,046
Broadridge Financial Solutions, Inc.	536	71,894
Tyler Technologies, Inc.*	221	71,253
PTC, Inc.*	586	70,343
HubSpot, Inc.*	242	69,969
SS&C Technologies Holdings, Inc.	1,341	69,812
Splunk, Inc.*	807	69,475
Fair Isaac Corp.*	116	69,435
Cloudflare, Inc. — Class A*	1,512	68,358
ZoomInfo Technologies, Inc. — Class A*	2,226	67,025
Palantir Technologies, Inc. — Class A*	10,415	66,864
Akamai Technologies, Inc.*	789	66,513
Jack Henry & Associates, Inc.	376	66,011
MongoDB, Inc.*	323	63,579
Dynatrace, Inc.*	1,657	63,463
Bill.com Holdings, Inc.*	573	62,434
Unity Software, Inc.*,1	2,133	60,982
Ceridian HCM Holding, Inc.*	928	59,531
Twilio, Inc. — Class A*	1,213	59,389
Coupa Software, Inc.*	708	56,052
Dropbox, Inc. — Class A*	2,396	53,623
UiPath, Inc. — Class A*	4,028	51,196
Five9, Inc.*	608	41,259
Elastic N.V.*	795	40,943
RingCentral, Inc. — Class A*	976	34,550
Asana, Inc. — Class A*	1,849	25,461
MicroStrategy, Inc. — Class A*,1	142	20,103
Total Software		5,482,585

Semiconductors - 20.9%
NVIDIA Corp.	2,241	327,500
Broadcom, Inc.	518	289,629
Texas Instruments, Inc.	1,339	221,230
QUALCOMM, Inc.	1,812	199,211
Intel Corp.	7,184	189,873
Advanced Micro Devices, Inc.*	2,925	189,452
Analog Devices, Inc.	1,015	166,491
Applied Materials, Inc.	1,639	159,606
Taiwan Semiconductor Manufacturing Company Ltd. ADR	1,976	147,192
Lam Research Corp.	324	136,177
KLA Corp.	348	131,206
Micron Technology, Inc.	2,589	129,398
NXP Semiconductor N.V.	757	119,629
Microchip Technology, Inc.	1,576	110,714
ASML Holding N.V. — Class G	190	103,816
Marvell Technology, Inc.	2,768	102,527
ON Semiconductor Corp.*	1,445	90,125
Monolithic Power Systems, Inc.	205	72,490
Skyworks Solutions, Inc.	758	69,077
Teradyne, Inc.	747	65,251
Entegris, Inc.	873	57,260
Qorvo, Inc.*	594	53,840
Lattice Semiconductor Corp.*	808	52,423
Wolfspeed, Inc.*	708	48,880
Total Semiconductors		3,232,997

Computers - 13.4%
Apple, Inc.	6,275	815,311
International Business Machines Corp.	1,447	203,868
Accenture plc — Class A	513	136,889
Fortinet, Inc.*	2,270	110,980
Dell Technologies, Inc. — Class C	2,520	101,354
Cognizant Technology Solutions Corp. — Class A	1,765	100,940
HP, Inc.	3,538	95,066
Crowdstrike Holdings, Inc. — Class A*	876	92,234
Check Point Software Technologies Ltd.*	629	79,355
Infosys Ltd. ADR	4,380	78,884
Zscaler, Inc.*	676	75,644
NetApp, Inc.	1,102	66,186
Seagate Technology Holdings plc	1,124	59,134
Western Digital Corp.*	1,778	56,096
Total Computers		2,071,941

Internet - 13.0%
Alphabet, Inc. — Class A*	7,071	623,874
Meta Platforms, Inc. — Class A*	2,901	349,106
Palo Alto Networks, Inc.*	824	114,981
Baidu, Inc. ADR*	844	96,537
Shopify, Inc. — Class A*	2,700	93,717
CDW Corp.	505	90,183
VeriSign, Inc.*	436	89,572
Pinterest, Inc. — Class A*	3,359	81,557
Sea Ltd. ADR*	1,566	81,479
Snap, Inc. — Class A*	8,093	72,432

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
TECHNOLOGY FUND

	Shares	Value
Gen Digital, Inc.	3,184	$68,233
GoDaddy, Inc. — Class A*	861	64,420
Match Group, Inc.*	1,550	64,310
Okta, Inc.*	940	64,230
F5, Inc.*	373	53,529
Total Internet		2,008,160

Diversified Financial Services - 4.8%
Visa, Inc. — Class A	1,912	397,237
Mastercard, Inc. — Class A	989	343,905
Total Diversified Financial Services		741,142

Commercial Services - 4.4%
Automatic Data Processing, Inc.	755	180,339
PayPal Holdings, Inc.*	2,302	163,948
Block, Inc. — Class A*	1,884	118,391
Global Payments, Inc.	989	98,228
FleetCor Technologies, Inc.*	381	69,982
Affirm Holdings, Inc.*	3,318	32,085
Marathon Digital Holdings, Inc.*,1	3,104	10,616
Total Commercial Services		673,589

Telecommunications - 3.4%
Cisco Systems, Inc.	5,406	257,542
Arista Networks, Inc.*	936	113,584
Corning, Inc.	2,983	95,277
Juniper Networks, Inc.	1,866	59,637
Total Telecommunications		526,040

Electronics - 1.9%
Amphenol Corp. — Class A	1,616	123,042
TE Connectivity Ltd.	958	109,979
Trimble, Inc.*	1,253	63,352
Total Electronics		296,373

Energy-Alternate Sources - 1.7%
Enphase Energy, Inc.*	392	103,864
SolarEdge Technologies, Inc.*	284	80,449
First Solar, Inc.*	508	76,093
Total Energy-Alternate Sources		260,406

Advertising - 0.6%
Trade Desk, Inc. — Class A*	1,968	88,225

Office & Business Equipment - 0.4%
Zebra Technologies Corp. — Class A*	273	70,000

Total Common Stocks
(Cost $7,388,439)		15,451,458

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$38,582	38,582
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	14,839	14,839
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	14,793	14,793
Total Repurchase Agreements
(Cost $68,214)		68,214

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	67,938	67,938
Total Securities Lending Collateral
(Cost $67,938)		67,938

Total Investments - 100.8%
(Cost $7,524,591)		$15,587,610
Other Assets & Liabilities, net - (0.8)%		(127,418)
Total Net Assets - 100.0%		$15,460,192

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
TECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,451,458	$—	$—	$15,451,458
Repurchase Agreements	—	68,214	—	68,214
Securities Lending Collateral	67,938	—	—	67,938
Total Assets	$15,519,396	$68,214	$—	$15,587,610

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $66,543 of securities loaned (cost $7,456,377)	$15,519,396
Repurchase agreements, at value (cost $68,214)	68,214
Receivables:
Dividends	5,704
Foreign tax reclaims	496
Securities lending income	494
Interest	16
Total assets	15,594,320

Liabilities:
Payable for:
Return of securities lending collateral	67,938
Professional fees	26,185
Management fees	11,803
Printing fees	6,982
Transfer agent fees	4,818
Investor service fees	3,471
Portfolio accounting and administration fees	2,152
Fund shares redeemed	1,275
Trustees’ fees*	234
Miscellaneous	9,270
Total liabilities	134,128
Net assets	$15,460,192

Net assets consist of:
Paid in capital	$9,006,600
Total distributable earnings (loss)	6,453,592
Net assets	$15,460,192
Capital shares outstanding	126,582
Net asset value per share	$122.14

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $516)	$118,864
Interest	1,998
Income from securities lending, net	2,464
Total investment income	123,326

Expenses:
Management fees	157,117
Investor service fees	46,211
Transfer agent fees	52,862
Professional fees	32,436
Portfolio accounting and administration fees	23,087
Trustees’ fees*	3,422
Custodian fees	2,887
Line of credit fees	15
Miscellaneous	8,512
Total expenses	326,549
Net investment loss	(203,223)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	416,671
Net realized gain	416,671
Net change in unrealized appreciation (depreciation) on:
Investments	(9,756,937)
Net change in unrealized appreciation (depreciation)	(9,756,937)
Net realized and unrealized loss	(9,340,266)
Net decrease in net assets resulting from operations	$(9,543,489)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(203,223)	$(243,023)
Net realized gain on investments	416,671	2,880,692
Net change in unrealized appreciation (depreciation) on investments	(9,756,937)	1,786,174
Net increase (decrease) in net assets resulting from operations	(9,543,489)	4,423,843

Distributions to shareholders	(1,319,879)	(1,638,788)

Capital share transactions:
Proceeds from sale of shares	14,712,501	31,440,098
Distributions reinvested	1,319,879	1,638,788
Cost of shares redeemed	(20,097,830)	(30,707,535)
Net increase (decrease) from capital share transactions	(4,065,450)	2,371,351
Net increase (decrease) in net assets	(14,928,818)	5,156,406

Net assets:
Beginning of year	30,389,010	25,232,604
End of year	$15,460,192	$30,389,010

Capital share activity:
Shares sold	98,177	155,591
Shares issued from reinvestment of distributions	9,773	8,455
Shares redeemed	(127,726)	(154,817)
Net increase (decrease) in shares	(19,776)	9,229

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$207.63	$184.01	$125.88	$93.07	$96.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.65)	(1.82)	(.99)	(.90)	(.63)
Net gain (loss) on investments (realized and unrealized)	(72.52)	38.58	62.21	37.66	(.43)
Total from investment operations	(74.17)	36.76	61.22	36.76	(1.06)
Less distributions from:
Net realized gains	(11.32)	(13.14)	(3.09)	(3.95)	(2.58)
Total distributions	(11.32)	(13.14)	(3.09)	(3.95)	(2.58)
Net asset value, end of period	$122.14	$207.63	$184.01	$125.88	$93.07

Total Return[b]	(36.25%)	20.50%	49.25%	39.75%	(1.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,460	$30,389	$25,233	$22,439	$16,061
Ratios to average net assets:
Net investment income (loss)	(1.10%)	(0.92%)	(0.69%)	(0.79%)	(0.60%)
Total expenses	1.77%	1.69%	1.82%	1.82%	1.72%
Portfolio turnover rate	78%	113%	192%	188%	178%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the Reporting Period, Telecommunications Fund returned -25.85%, compared with a return of -18.11% for the S&P 500 Index. The S&P 500 Telecommunications Services Index returned -39.89%.

The wireless telecommunication services industry was the only contributor to return for the period. The cable & satellite industry was the leading detractor from return for the period, followed by the communications equipment industry and the movies & entertainment industry.

T-Mobile US, Inc., AT&T, Inc., and Iridium Communications, Inc. were the strongest performers for the year. Roku, Inc., Charter Communications, Inc. - Class A, and Comcast Corp. - Class A detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings	(% of Total Net Assets)
T-Mobile US, Inc.	9.1%
Comcast Corp. — Class A	8.4%
Verizon Communications, Inc.	8.3%
Cisco Systems, Inc.	7.9%
AT&T, Inc.	7.6%
Motorola Solutions, Inc.	4.4%
Arista Networks, Inc.	4.2%
Charter Communications, Inc. — Class A	4.1%
Ubiquiti, Inc.	2.8%
Juniper Networks, Inc.	2.2%
Top Ten Total	59.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Telecommunications Fund	(25.85%)	(1.05%)	2.86%
S&P 500 Telecommunication Services Index	(39.89%)	0.95%	4.26%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

116 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Telecommunications - 71.9%
T-Mobile US, Inc.*	1,331	$186,340
Verizon Communications, Inc.	4,335	170,799
Cisco Systems, Inc.	3,398	161,881
AT&T, Inc.	8,481	156,135
Motorola Solutions, Inc.	350	90,198
Arista Networks, Inc.*	705	85,552
Ubiquiti, Inc.	208	56,894
Juniper Networks, Inc.	1,407	44,968
Iridium Communications, Inc.	709	36,443
Frontier Communications Parent, Inc.*	1,424	36,284
Ciena Corp.*	693	35,329
Lumen Technologies, Inc.*	6,181	32,265
Calix, Inc.*	415	28,398
Vodafone Group plc ADR	2,795	28,285
BCE, Inc.	632	27,776
America Movil SAB de CV — Class L ADR	1,497	27,245
Rogers Communications, Inc. — Class B1	552	25,856
Nice Ltd. ADR*	133	25,576
TELUS Corp.	1,271	24,543
Viasat, Inc.*	766	24,244
Viavi Solutions, Inc.*	2,015	21,178
Extreme Networks, Inc.*	1,116	20,434
Gogo, Inc.*	1,272	18,775
InterDigital, Inc.	351	17,367
CommScope Holding Company, Inc.*	2,323	17,074
EchoStar Corp. — Class A*	1,003	16,730
ADTRAN Holdings, Inc.	873	16,404
Clearfield, Inc.*	172	16,192
Telephone & Data Systems, Inc.	1,506	15,798
NETGEAR, Inc.*	515	9,327
Total Telecommunications		1,474,290

Media - 20.3%
Comcast Corp. — Class A	4,951	173,136
Charter Communications, Inc. — Class A*	248	84,097
Liberty Broadband Corp. — Class C*	587	44,770
DISH Network Corp. — Class A*	2,716	38,133
Cable One, Inc.	40	28,474
Liberty Global plc — Class C*	1,464	28,446
Liberty Latin America Ltd. — Class C*	2,612	19,851
Total Media		416,907

Internet - 4.7%
F5, Inc.*	280	40,183
Roku, Inc.*	787	32,031
Cogent Communications Holdings, Inc.	412	23,517
Total Internet		95,731

Computers - 2.3%
Lumentum Holdings, Inc.*	483	25,198
NetScout Systems, Inc.*	650	21,132
Total Computers		46,330

Software - 0.5%
Bandwidth, Inc. — Class A*	439	10,075

Total Common Stocks
(Cost $1,556,297)		2,043,333

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$7,322	7,322
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	2,816	2,816
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	2,807	2,807
Total Repurchase Agreements
(Cost $12,945)		12,945

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.9%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	18,793	18,793
Total Securities Lending Collateral
(Cost $18,793)		18,793

Total Investments - 101.2%
(Cost $1,588,035)		$2,075,071
Other Assets & Liabilities, net - (1.2)%		(24,043)
Total Net Assets - 100.0%		$2,051,028

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,043,333	$—	$—	$2,043,333
Repurchase Agreements	—	12,945	—	12,945
Securities Lending Collateral	18,793	—	—	18,793
Total Assets	$2,062,126	$12,945	$—	$2,075,071

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $19,017 of securities loaned (cost $1,575,090)	$2,062,126
Repurchase agreements, at value (cost $12,945)	12,945
Cash	583
Receivables:
Dividends	3,352
Securities lending income	23
Interest	3
Total assets	2,079,032

Liabilities:
Payable for:
Return of securities lending collateral	18,793
Management fees	1,528
Fund shares redeemed	787
Transfer agent fees	680
Investor service fees	449
Portfolio accounting and administration fees	278
Trustees’ fees*	30
Miscellaneous	5,459
Total liabilities	28,004
Net assets	$2,051,028

Net assets consist of:
Paid in capital	$2,668,281
Total distributable earnings (loss)	(617,253)
Net assets	$2,051,028
Capital shares outstanding	38,978
Net asset value per share	$52.62

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $608)	$64,263
Interest	258
Income from securities lending, net	131
Total investment income	64,652

Expenses:
Management fees	22,970
Investor service fees	6,756
Transfer agent fees	7,572
Professional fees	4,646
Portfolio accounting and administration fees	3,362
Custodian fees	573
Trustees’ fees*	439
Miscellaneous	1,507
Total expenses	47,825
Net investment income	16,827

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(493,385)
Net realized loss	(493,385)
Net change in unrealized appreciation (depreciation) on:
Investments	(583,949)
Net change in unrealized appreciation (depreciation)	(583,949)
Net realized and unrealized loss	(1,077,334)
Net decrease in net assets resulting from operations	$(1,060,507)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,827	$20,164
Net realized gain (loss) on investments	(493,385)	207,636
Net change in unrealized appreciation (depreciation) on investments	(583,949)	85,732
Net increase (decrease) in net assets resulting from operations	(1,060,507)	313,532

Distributions to shareholders	(20,013)	(21,703)

Capital share transactions:
Proceeds from sale of shares	2,713,464	11,029,073
Distributions reinvested	20,013	21,703
Cost of shares redeemed	(6,589,223)	(7,609,452)
Net increase (decrease) from capital share transactions	(3,855,746)	3,441,324
Net increase (decrease) in net assets	(4,936,266)	3,733,153

Net assets:
Beginning of year	6,987,294	3,254,141
End of year	$2,051,028	$6,987,294

Capital share activity:
Shares sold	46,758	156,204
Shares issued from reinvestment of distributions	343	300
Shares redeemed	(105,977)	(107,933)
Net increase (decrease) in shares	(58,876)	48,571

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$71.41	$66.03	$60.85		$53.75	$58.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.44	.48		.37	.57
Net gain (loss) on investments (realized and unrealized)	(18.80)	5.48	5.27	C	6.73	(3.51)
Total from investment operations	(18.43)	5.92	5.75		7.10	(2.94)
Less distributions from:
Net investment income	(.36)	(.54)	(.57)		—	(.47)
Net realized gains	—	—	—		—	(1.32)
Total distributions	(.36)	(.54)	(.57)		—	(1.79)
Net asset value, end of period	$52.62	$71.41	$66.03		$60.85	$53.75

Total Return[b]	(25.85%)	8.98%	9.49%		13.21%	(5.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,051	$6,987	$3,254		$3,250	$3,230
Ratios to average net assets:
Net investment income (loss)	0.62%	0.62%	0.81%		0.63%	0.97%
Total expenses	1.77%	1.70%	1.82%		1.82%	1.73%
Portfolio turnover rate	113%	237%	258%		263%	365%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the Reporting Period, Transportation Fund returned -35.03%, compared with a return of -18.11% for the S&P 500 Index. The S&P 500 Industrials Index returned -5.48%.

The motorcycle manufacturers industry was the only contributor to the Fund’s return for the period. The automobile manufacturers industry detracted the most from return for the period, followed by the trucking industry and the auto parts & equipment industry.

Visteon Corp., Ryder System, Inc., and Harley-Davidson, Inc. were the biggest contributors to performance for the year. Tesla, Inc., Lucid Group, Inc., and NIO, Inc. ADR detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings	(% of Total Net Assets)
Tesla, Inc.	7.8%
United Parcel Service, Inc. — Class B	5.5%
Union Pacific Corp.	5.0%
CSX Corp.	3.5%
Norfolk Southern Corp.	3.4%
Uber Technologies, Inc.	3.1%
FedEx Corp.	3.1%
General Motors Co.	2.9%
Ford Motor Co.	2.9%
Old Dominion Freight Line, Inc.	2.5%
Top Ten Total	39.7%

“Ten Largest Holdings” excludes any temporary cash investments.

122 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Transportation Fund	(35.03%)	1.76%	9.34%
S&P 500 Industrials Index	(5.48%)	7.36%	11.94%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS	December 31, 2022
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 100.0%

Transportation - 42.5%
United Parcel Service, Inc. — Class B	1,053	$183,054
Union Pacific Corp.	799	165,449
CSX Corp.	3,787	117,321
Norfolk Southern Corp.	463	114,093
FedEx Corp.	590	102,188
Old Dominion Freight Line, Inc.	297	84,283
J.B. Hunt Transport Services, Inc.	362	63,118
Expeditors International of Washington, Inc.	586	60,897
CH Robinson Worldwide, Inc.	517	47,337
Canadian Pacific Railway Ltd.	575	42,889
ZTO Express Cayman, Inc. ADR	1,592	42,777
Knight-Swift Transportation Holdings, Inc.	808	42,347
Canadian National Railway Co.	349	41,489
ZIM Integrated Shipping Services Ltd.[1]	2,204	37,887
Landstar System, Inc.	217	35,349
Saia, Inc.*	164	34,388
Ryder System, Inc.	368	30,754
Kirby Corp.*	464	29,858
XPO, Inc.*	867	28,862
Atlas Air Worldwide Holdings, Inc.*	248	24,998
Matson, Inc.	383	23,941
Werner Enterprises, Inc.	573	23,069
RXO, Inc.*	1,181	20,313
ArcBest Corp.	269	18,841
Total Transportation		1,415,502

Auto Manufacturers - 22.9%
Tesla, Inc.*	2,097	258,308
General Motors Co.	2,878	96,816
Ford Motor Co.	8,285	96,355
Rivian Automotive, Inc. — Class A*	2,741	50,517
Lucid Group, Inc.*,1	6,961	47,544
Li Auto, Inc. ADR*,1	1,941	39,596
Ferrari N.V.	183	39,202
Stellantis N.V.	2,624	37,261
Toyota Motor Corp. ADR[1]	271	37,013
NIO, Inc. ADR*	3,736	36,426
Fisker, Inc.*,1	3,084	22,421
Total Auto Manufacturers		761,459

Auto Parts & Equipment - 11.9%
Aptiv plc*	559	52,060
BorgWarner, Inc.	1,143	46,006
Lear Corp.	321	39,810
Magna International, Inc.	685	38,483
Autoliv, Inc.	497	38,060
Gentex Corp.	1,366	37,251
Fox Factory Holding Corp.*	309	28,190
Adient plc*	812	28,168
Visteon Corp.*	209	27,344
Goodyear Tire & Rubber Co.*	2,416	24,522
Dana, Inc.	1,393	21,076
Luminar Technologies, Inc.*,1	3,404	16,850
Total Auto Parts & Equipment		397,820

Airlines - 10.6%
Delta Air Lines, Inc.*	2,065	67,856
Southwest Airlines Co.	1,868	62,896
United Airlines Holdings, Inc.*	1,278	48,181
American Airlines Group, Inc.*	3,206	40,780
Copa Holdings S.A. — Class A*	472	39,256
Alaska Air Group, Inc.*	816	35,039
Spirit Airlines, Inc.*	1,107	21,564
JetBlue Airways Corp.*	3,089	20,017
Allegiant Travel Co. — Class A*	254	17,269
Total Airlines		352,858

Commercial Services - 4.8%
U-Haul Holding Co.	845	46,458
Avis Budget Group, Inc.*	241	39,507
GXO Logistics, Inc.*	793	33,853
Hertz Global Holdings, Inc.*	2,097	32,273
U-Haul Holding Co.	96	5,778
Total Commercial Services		157,869

Internet - 4.0%
Uber Technologies, Inc.*	4,134	102,234
Lyft, Inc. — Class A*	2,740	30,195
Total Internet		132,429

Home Builders - 2.2%
Thor Industries, Inc.	411	31,026
LCI Industries	247	22,835
Winnebago Industries, Inc.	365	19,236
Total Home Builders		73,097

Leisure Time - 1.1%
Harley-Davidson, Inc.	851	35,402

Total Common Stocks
(Cost $1,748,127)		3,326,436

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$8,450	8,450
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	3,250	3,250
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	3,240	3,240
Total Repurchase Agreements
(Cost $14,940)		14,940

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
TRANSPORTATION FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 4.4%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	146,482	$146,482
Total Securities Lending Collateral
(Cost $146,482)		146,482

Total Investments - 104.8%
(Cost $1,909,549)		$3,487,858
Other Assets & Liabilities, net - (4.8)%		(159,165)
Total Net Assets - 100.0%		$3,328,693

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,326,436	$—	$—	$3,326,436
Repurchase Agreements	—	14,940	—	14,940
Securities Lending Collateral	146,482	—	—	146,482
Total Assets	$3,472,918	$14,940	$—	$3,487,858

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $141,545 of securities loaned (cost $1,894,609)	$3,472,918
Repurchase agreements, at value (cost $14,940)	14,940
Cash	81
Receivables:
Dividends	1,356
Securities lending income	454
Interest	4
Total assets	3,489,753

Liabilities:
Payable for:
Return of securities lending collateral	146,482
Management fees	2,598
Transfer agent fees	1,157
Investor service fees	764
Portfolio accounting and administration fees	474
Fund shares redeemed	229
Trustees’ fees*	51
Miscellaneous	9,305
Total liabilities	161,060
Net assets	$3,328,693

Net assets consist of:
Paid in capital	$2,627,266
Total distributable earnings (loss)	701,427
Net assets	$3,328,693
Capital shares outstanding	46,646
Net asset value per share	$71.36

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $7,323)	$66,995
Interest	500
Income from securities lending, net	7,478
Total investment income	74,973

Expenses:
Management fees	39,810
Investor service fees	11,709
Transfer agent fees	13,448
Professional fees	7,261
Portfolio accounting and administration fees	5,816
Custodian fees	866
Trustees’ fees*	848
Miscellaneous	3,137
Total expenses	82,895
Net investment loss	(7,922)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(237,027)
Net realized loss	(237,027)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,336,630)
Net change in unrealized appreciation (depreciation)	(2,336,630)
Net realized and unrealized loss	(2,573,657)
Net decrease in net assets resulting from operations	$(2,581,579)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(7,922)	$(1,388)
Net realized gain (loss) on investments	(237,027)	1,334,033
Net change in unrealized appreciation (depreciation) on investments	(2,336,630)	180,980
Net increase (decrease) in net assets resulting from operations	(2,581,579)	1,513,625

Distributions to shareholders	(439,796)	(355,469)

Capital share transactions:
Proceeds from sale of shares	15,420,224	24,446,599
Distributions reinvested	439,796	355,469
Cost of shares redeemed	(16,382,298)	(26,987,754)
Net decrease from capital share transactions	(522,278)	(2,185,686)
Net decrease in net assets	(3,543,653)	(1,027,530)

Net assets:
Beginning of year	6,872,346	7,899,876
End of year	$3,328,693	$6,872,346

Capital share activity:
Shares sold	149,441	205,665
Shares issued from reinvestment of distributions	5,339	3,211
Shares redeemed	(163,187)	(226,056)
Net decrease in shares	(8,407)	(17,180)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$124.83	$109.37	$80.67	$66.01	$86.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.02)	(.72)	.09	(.16)
Net gain (loss) on investments (realized and unrealized)	(42.05)	23.27	32.30	14.60	(16.55)
Total from investment operations	(42.21)	23.25	31.58	14.69	(16.71)
Less distributions from:
Net investment income	—	—	(.14)	—	—
Net realized gains	(11.26)	(7.79)	(2.74)	(.03)	(3.43)
Total distributions	(11.26)	(7.79)	(2.88)	(.03)	(3.43)
Net asset value, end of period	$71.36	$124.83	$109.37	$80.67	$66.01

Total Return[b]	(35.03%)	22.17%	40.62%	22.24%	(20.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,329	$6,872	$7,900	$4,723	$4,167
Ratios to average net assets:
Net investment income (loss)	(0.17%)	(0.02%)	(0.86%)	0.11%	(0.19%)
Total expenses	1.77%	1.70%	1.82%	1.83%	1.72%
Portfolio turnover rate	343%	326%	373%	277%	237%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the Reporting Period, Utilities Fund returned 1.04%, compared with a return of -18.11% for the S&P 500 Index. The S&P 500 Utilities Index returned 1.57%.

The electric utilities industry was the largest contributor to return for the period, followed by the gas utilities industry and the multi-utilities industry. The water utilities industry was the leading detractor from return for the period, followed by the renewable electricity industry.

Constellation Energy Corp., PG&E Corp., and Sempra Energy were the best-performing holdings over the one-year period. Dominion Energy, Inc., NextEra Energy, Inc., and American Water Works Company, Inc. were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings	(% of Total Net Assets)
NextEra Energy, Inc.	5.8%
Duke Energy Corp.	4.1%
Southern Co.	4.1%
Dominion Energy, Inc.	3.5%
Sempra Energy	3.2%
American Electric Power Company, Inc.	3.1%
Exelon Corp.	3.1%
Xcel Energy, Inc.	2.9%
PG&E Corp.	2.7%
Consolidated Edison, Inc.	2.7%
Top Ten Total	35.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Utilities Fund	1.04%	6.28%	8.52%
S&P 500 Utilities Index	1.57%	9.58%	11.09%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

130 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 99.1%

Electric - 84.2%
NextEra Energy, Inc.	11,982	$1,001,695
Duke Energy Corp.	6,907	711,352
Southern Co.	9,828	701,817
Dominion Energy, Inc.	9,658	592,229
Sempra Energy	3,530	545,526
American Electric Power Company, Inc.	5,668	538,177
Exelon Corp.	12,162	525,763
Xcel Energy, Inc.	6,991	490,139
PG&E Corp.*	28,748	467,442
Consolidated Edison, Inc.	4,785	456,058
Public Service Enterprise Group, Inc.	7,295	446,965
WEC Energy Group, Inc.	4,554	426,983
Eversource Energy	5,068	424,901
Constellation Energy Corp.	4,776	411,739
FirstEnergy Corp.	9,212	386,351
Edison International	6,049	384,837
Ameren Corp.	4,293	381,734
DTE Energy Co.	3,182	373,980
PPL Corp.	12,644	369,458
Entergy Corp.	3,283	369,338
AES Corp.	12,292	353,518
CenterPoint Energy, Inc.	11,429	342,756
CMS Energy Corp.	5,345	338,499
Avangrid, Inc.	7,598	326,562
Evergy, Inc.	4,687	294,953
Alliant Energy Corp.	5,309	293,110
Vistra Corp.	10,362	240,398
NRG Energy, Inc.	7,452	237,123
Pinnacle West Capital Corp.	3,025	230,021
OGE Energy Corp.	5,579	220,649
Clearway Energy, Inc. — Class C	6,306	200,972
IDACORP, Inc.	1,721	185,610
Portland General Electric Co.	3,599	176,351
Ormat Technologies, Inc.	2,022	174,863
Hawaiian Electric Industries, Inc.	4,118	172,338
Black Hills Corp.	2,423	170,434
PNM Resources, Inc.	3,320	161,983
NorthWestern Corp.	2,483	147,341
Avista Corp.	3,259	144,504
Total Electric		14,418,469

Gas - 10.3%
Atmos Energy Corp.	2,734	306,399
NiSource, Inc.	9,571	262,437
UGI Corp.	5,873	217,712
National Fuel Gas Co.	3,066	194,078
New Jersey Resources Corp.	3,457	171,536
South Jersey Industries, Inc.	4,605	163,616
ONE Gas, Inc.	2,052	155,377
Spire, Inc.	2,192	150,941
Southwest Gas Holdings, Inc.	2,411	149,193
Total Gas		1,771,289

Water - 4.0%
American Water Works Company, Inc.	2,705	412,296
Essential Utilities, Inc.	5,846	279,030
Total Water		691,326

Energy-Alternate Sources - 0.6%
Sunnova Energy International, Inc.*	6,148	110,726

Total Common Stocks
(Cost $9,891,278)		16,991,810

	Face Amount
REPURCHASE AGREEMENTS††,1 - 1.0%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$95,407	95,407
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	36,695	36,695
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	36,581	36,581
Total Repurchase Agreements
(Cost $168,683)		168,683

Total Investments - 100.1%
(Cost $10,059,961)		$17,160,493
Other Assets & Liabilities, net - (0.1)%		(23,897)
Total Net Assets - 100.0%		$17,136,596

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,991,810	$—	$—	$16,991,810
Repurchase Agreements	—	168,683	—	168,683
Total Assets	$16,991,810	$168,683	$—	$17,160,493

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $9,891,278)	$16,991,810
Repurchase agreements, at value (cost $168,683)	168,683
Receivables:
Dividends	28,454
Fund shares sold	16,362
Interest	40
Total assets	17,205,349

Liabilities:
Payable for:
Professional Fees	27,941
Management fees	11,911
Printing Fees	7,450
Transfer agent fees	6,352
Investor service fees	3,503
Fund shares redeemed	2,215
Portfolio accounting and administration fees	2,172
Trustees’ fees*	234
Miscellaneous	6,975
Total liabilities	68,753
Net assets	$17,136,596

Net assets consist of:
Paid in capital	$18,502,206
Total distributable earnings (loss)	(1,365,610)
Net assets	$17,136,596
Capital shares outstanding	494,599
Net asset value per share	$34.65

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends	$511,050
Interest	2,129
Income from securities lending, net	51
Total investment income	513,230

Expenses:
Management fees	167,652
Investor service fees	49,309
Transfer agent fees	49,722
Portfolio accounting and administration fees	25,962
Professional fees	32,341
Custodian fees	2,937
Trustees’ fees*	2,158
Line of credit fees	154
Miscellaneous	18,630
Total expenses	348,865
Net investment income	164,365

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(7,415,230)
Net realized loss	(7,415,230)
Net change in unrealized appreciation (depreciation) on:
Investments	150,803
Net change in unrealized appreciation (depreciation)	150,803
Net realized and unrealized loss	(7,264,427)
Net decrease in net assets resulting from operations	$(7,100,062)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$164,365	$149,399
Net realized gain (loss) on investments	(7,415,230)	611,686
Net change in unrealized appreciation (depreciation) on investments	150,803	696,275
Net increase (decrease) in net assets resulting from operations	(7,100,062)	1,457,360

Distributions to shareholders	(247,060)	(183,488)

Capital share transactions:
Proceeds from sale of shares	90,927,663	15,145,146
Distributions reinvested	247,060	183,488
Cost of shares redeemed	(80,135,234)	(14,959,733)
Net increase from capital share transactions	11,039,489	368,901
Net increase in net assets	3,692,367	1,642,773

Net assets:
Beginning of year	13,444,229	11,801,456
End of year	$17,136,596	$13,444,229

Capital share activity:
Shares sold	2,552,843	464,990
Shares issued from reinvestment of distributions	7,331	5,730
Shares redeemed	(2,451,249)	(466,596)
Net increase in shares	108,925	4,124

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$34.86	$30.93	$33.76	$28.43	$27.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.43	.41	.39	.43
Net gain (loss) on investments (realized and unrealized)	.07	4.02	(2.20)	5.01	.62 [c]
Total from investment operations	.36	4.45	(1.79)	5.40	1.05
Less distributions from:
Net investment income	(.31)	(.52)	(.55)	(.07)	(.46)
Net realized gains	(.26)	—	(.49)	—	(.13)
Total distributions	(.57)	(.52)	(1.04)	(.07)	(.59)
Net asset value, end of period	$34.65	$34.86	$30.93	$33.76	$28.43

Total Return[b]	1.04%	14.52%	(5.13%)	19.01%	3.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,137	$13,444	$11,801	$16,035	$19,320
Ratios to average net assets:
Net investment income (loss)	0.83%	1.32%	1.34%	1.22%	1.54%
Total expenses	1.77%	1.69%	1.82%	1.82%	1.73%
Portfolio turnover rate	387%	110%	151%	144%	299%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sale and repurchase of fund shares in relation to fluctuating market value of investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2022, the Trust consisted of forty-nine Funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Non-diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of each Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that Fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and/or other assets.

136 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, the investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in the Funds’ Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when

THE RYDEX FUNDS ANNUAL REPORT | 137

NOTES TO FINANCIAL STATEMENTS (continued)

actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(f) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 4.33% at December 31, 2022.

(g) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan under which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

138 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$65,582	$—	$65,582
Basic Materials Fund	211,818	—	211,818
Biotechnology Fund	—	1,396,614	1,396,614
Consumer Products Fund	253,942	576,959	830,901
Electronics Fund	326,501	45,380	371,881
Energy Fund	270,279	—	270,279
Financial Services Fund	927,317	111,511	1,038,828
Health Care Fund	325,376	674,197	999,573
Internet Fund	—	1,179,293	1,179,293
Precious Metals Fund	93,847	—	93,847
Real Estate Fund	328,350	90,656	419,006
Retailing Fund	104,064	—	104,064
Technology Fund	346,875	973,004	1,319,879
Telecommunications Fund	20,013	—	20,013
Transportation Fund	439,796	—	439,796
Utilities Fund	137,068	109,992	247,060

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$53,477	$—	$53,477
Basic Materials Fund	317,591	—	317,591
Biotechnology Fund	1,075,198	945,154	2,020,352
Consumer Products Fund	128,528	—	128,528
Electronics Fund	362,868	335,106	697,974
Energy Fund	124,279	—	124,279
Energy Services Fund	13,358	—	13,358
Financial Services Fund	97,600	293,514	391,114
Health Care Fund	399,429	793,860	1,193,289
Internet Fund	932,998	409,954	1,342,952
Leisure Fund	176,601	4,858	181,459
Precious Metals Fund	831,432	—	831,432
Real Estate Fund	81,373	—	81,373
Retailing Fund	443,462	9,031	452,493
Technology Fund	796,319	842,469	1,638,788
Telecommunications Fund	21,703	—	21,703
Transportation Fund	355,469	—	355,469
Utilities Fund	183,488	—	183,488

THE RYDEX FUNDS ANNUAL REPORT | 139

NOTES TO FINANCIAL STATEMENTS (continued)

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2022 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$51,206	$—	$697,999	$(508,160)	$—	$241,045
Basic Materials Fund	—	—	2,526,313	—	—	2,526,313
Biotechnology Fund	—	132,244	5,493,990	—	—	5,626,234
Consumer Products Fund	145,745	54,334	4,433,120	—	—	4,633,199
Electronics Fund	—	745,906	4,164,343	—	—	4,910,249
Energy Fund	882,712	—	9,600,901	(4,058,718)	—	6,424,895
Energy Services Fund	—	—	1,818,238	(10,132,289)	—	(8,314,051)
Financial Services Fund	—	—	2,726,431	—	8,136	2,734,567
Health Care Fund	14,823	562,511	7,301,252	—	—	7,878,586
Internet Fund	—	—	345,324	(85,118)	—	260,206
Leisure Fund	—	—	683,348	(177,098)	—	506,250
Precious Metals Fund	57,952	—	575,815	(13,941,843)	(86,192)	(13,394,268)
Real Estate Fund	68,848	190,105	1,168,671	—	—	1,427,624
Retailing Fund	—	—	857,598	(687,951)	—	169,647
Technology Fund	—	367,393	6,086,199	—	—	6,453,592
Telecommunications Fund	18,108	—	(111,485)	(523,876)	—	(617,253)
Transportation Fund	—	—	1,109,185	(407,758)	—	701,427
Utilities Fund	180,615	—	5,294,237	(6,840,462)	—	(1,365,610)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2022, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Banking Fund	$(508,160)	$—	$(508,160)
Energy Fund	—	(4,058,718)	(4,058,718)
Energy Services Fund	(1,685,073)	(8,447,216)	(10,132,289)
Internet Fund	(85,118)	—	(85,118)
Leisure Fund	(177,098)	—	(177,098)
Precious Metals Fund	(4,038,816)	(9,903,027)	(13,941,843)
Retailing Fund	(687,951)	—	(687,951)
Telecommunications Fund	(386,818)	(137,058)	(523,876)
Transportation Fund	(407,758)	—	(407,758)
Utilities Fund	(6,775,364)	(65,098)	(6,840,462)

For the year ended December 31, 2022, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Energy Fund	$4,088,301
Precious Metals Fund	608,423

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax

140 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

treatment of net operating losses, foreign capital gains taxes, and corporate actions. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2022 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Basic Materials Fund	$173,665	$(173,665)
Biotechnology Fund	(114,884)	114,884
Consumer Products Fund	849,337	(849,337)
Electronics Fund	608,436	(608,436)
Energy Services Fund	(63,133)	63,133
Financial Services Fund	449,549	(449,549)
Health Care Fund	1,218,878	(1,218,878)
Internet Fund	(91,979)	91,979
Leisure Fund	(19,713)	19,713
Real Estate Fund	535,804	(535,804)
Retailing Fund	(27,165)	27,165
Technology Fund	1,030,889	(1,030,889)
Transportation Fund	(7,922)	7,922
Utilities Fund	(10,694)	10,694

At December 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Banking Fund	$2,966,026	$727,633	$(29,634)	$697,999
Basic Materials Fund	5,509,947	2,611,215	(84,902)	2,526,313
Biotechnology Fund	11,135,055	6,410,321	(916,331)	5,493,990
Consumer Products Fund	8,421,756	4,574,237	(141,117)	4,433,120
Electronics Fund	6,875,140	4,235,002	(70,659)	4,164,343
Energy Fund	13,954,338	9,688,152	(87,251)	9,600,901
Energy Services Fund	15,812,193	1,832,648	(14,410)	1,818,238
Financial Services Fund	7,512,160	2,983,996	(257,565)	2,726,431
Health Care Fund	10,206,487	7,507,735	(206,483)	7,301,252
Internet Fund	4,158,200	1,289,369	(944,045)	345,324
Leisure Fund	3,109,420	943,622	(260,274)	683,348
Precious Metals Fund	24,940,200	787,228	(211,413)	575,815
Real Estate Fund	3,590,536	1,377,372	(208,701)	1,168,671
Retailing Fund	2,431,157	942,896	(85,298)	857,598
Technology Fund	9,501,411	6,852,791	(766,592)	6,086,199
Telecommunications Fund	2,186,556	169,531	(281,016)	(111,485)
Transportation Fund	2,378,673	1,352,660	(243,475)	1,109,185
Utilities Fund	11,866,256	5,350,972	(56,735)	5,294,237

THE RYDEX FUNDS ANNUAL REPORT | 141

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Securities Transactions

For the year ended December 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$19,925,396	$21,514,626
Basic Materials Fund	17,459,527	17,223,083
Biotechnology Fund	18,877,002	22,134,209
Consumer Products Fund	19,878,155	22,076,962
Electronics Fund	11,468,551	12,584,964
Energy Fund	108,127,292	110,971,337
Energy Services Fund	39,360,967	33,051,610
Financial Services Fund	13,466,103	18,152,406
Health Care Fund	29,561,607	33,059,096
Internet Fund	3,225,690	4,161,729
Leisure Fund	4,536,039	5,212,348
Precious Metals Fund	44,732,006	37,710,110
Real Estate Fund	10,965,717	17,766,744
Retailing Fund	7,643,800	9,497,523
Technology Fund	14,734,299	20,153,360
Telecommunications Fund	3,114,889	6,949,338
Transportation Fund	15,566,902	16,513,446
Utilities Fund	86,481,874	75,547,003

142 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$3,642,148	$2,112,871	$31,163
Basic Materials Fund	3,005,839	1,831,177	10,352
Biotechnology Fund	2,157,636	1,297,421	(40,286)
Consumer Products Fund	3,140,785	2,143,245	22,831
Electronics Fund	1,790,298	3,020,112	280,952
Energy Fund	16,708,554	11,196,005	58,534
Energy Services Fund	7,197,941	3,459,883	345,034
Financial Services Fund	2,575,073	2,417,807	47,403
Health Care Fund	4,879,827	3,294,551	29,392
Internet Fund	564,040	404,676	(434)
Leisure Fund	592,698	780,228	(45,189)
Precious Metals Fund	5,828,278	2,821,218	(23,295)
Real Estate Fund	950,563	1,753,814	120,555
Retailing Fund	977,585	1,078,021	28,846
Technology Fund	1,736,270	852,610	73,215
Telecommunications Fund	349,521	788,222	(39,727)
Transportation Fund	976,474	701,750	8,173
Utilities Fund	11,019,845	4,691,480	(228,089)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
4.26%			2.25%
Due 01/03/23	$60,091,722	$60,113,055	Due 11/15/24	$63,635,200	$61,293,613

BofA Securities, Inc.			U.S. Treasury Note
4.25%			0.75%
Due 01/03/23	23,112,201	23,120,387	Due 04/30/26	26,301,500	23,574,458

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
4.21%			0.13%
Due 01/03/23	23,040,622	23,048,705	Due 01/15/31	26,575,915	23,501,502

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

THE RYDEX FUNDS ANNUAL REPORT | 143

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2022, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Banking Fund	$6,455	$(6,347)	$108	$6,347	*	$—	$6,347
Biotechnology Fund	27,592	(27,008)	584	27,008	*	—	27,008
Consumer Products Fund	24,103	(24,103)	—	25,121		—	25,121
Electronics Fund	186,244	(186,244)	—	191,273		—	191,273
Financial Services Fund	41,711	(41,711)	—	42,092		—	42,092
Health Care Fund	14,454	(14,148)	306	14,148	*	—	14,148
Internet Fund	56,588	(56,588)	—	59,565		—	59,565
Leisure Fund	44,553	(44,553)	—	46,890		—	46,890
Precious Metals Fund	336,065	(336,065)	—	357,007		—	357,007
Retailing Fund	54,452	(54,452)	—	56,406		—	56,406
Technology Fund	66,543	(66,543)	—	67,938		—	67,938
Telecommunications Fund	19,017	(18,793)	224	18,793	*	—	18,793
Transportation Fund	141,545	(141,545)	—	146,482		—	146,482

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to December 31, 2022, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.82% for the year ended December 31, 2022. The Funds did not have any borrowings outstanding under this agreement at December 31, 2022.

144 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

The average daily balances borrowed for the year ended December 31, 2022, were as follows:

Fund	Average Daily Balance
Banking Fund	$195
Basic Materials Fund	444
Biotechnology Fund	1,830
Consumer Products Fund	1,636
Electronics Fund	110
Energy Fund	17,474
Energy Services Fund	1,622
Financial Services Fund	1,556
Health Care Fund	1,860
Internet Fund	211
Precious Metals Fund	1,353
Real Estate Fund	1,403
Technology Fund	836
Telecommunications Fund	44
Transportation Fund	36
Utilities Fund	3,666

Note 9 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended period. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 10 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 145

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Variable Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 24, 2023

146 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2022, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Banking Fund	100.00%
Basic Materials Fund	75.52%
Biotechnology Fund	0.00%
Consumer Products Fund	100.00%
Electronics Fund	33.36%
Energy Fund	100.00%
Energy Services Fund	0.00%
Financial Services Fund	26.43%
Health Care Fund	60.19%
Internet Fund	0.00%
Leisure Fund	0.00%
Precious Metals Fund	100.00%
Real Estate Fund	5.90%
Retailing Fund	39.12%
Technology Fund	53.99%
Telecommunications Fund	100.00%
Transportation Fund	17.93%
Utilities Fund	100.00%

With respect to the taxable year ended December 31, 2022, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Basic Materials Fund	$—	$111,709
Biotechnology Fund	1,396,614	—
Consumer Products Fund	576,959	849,337
Electronics Fund	45,380	669,491
Financial Services Fund	111,511	359,149
Health Care Fund	674,197	1,218,878
Internet Fund	1,179,293	—
Real Estate Fund	90,656	545,282
Technology Fund	973,004	745,972
Utilities Fund	109,992	—

THE RYDEX FUNDS ANNUAL REPORT | 147

OTHER INFORMATION (Unaudited)(concluded)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim Funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

148 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE RYDEX FUNDS ANNUAL REPORT | 149

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

150 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 151

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Adviser and/or the parent of the Adviser.

152 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS ANNUAL REPORT | 153

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

154 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 155

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

156 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 157

12.31.2022

Rydex Variable Trust Funds Annual Report

Domestic Equity Funds
Nova Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund

Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RVATB1-ANN-1222x1223

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	21
NASDAQ-100® FUND	29
INVERSE NASDAQ-100® STRATEGY FUND	38
S&P 500® 2x STRATEGY FUND	45
NASDAQ-100® 2x STRATEGY FUND	57
MID-CAP 1.5x STRATEGY FUND	66
INVERSE MID-CAP STRATEGY FUND	77
RUSSELL 2000® 2x STRATEGY FUND	84
RUSSELL 2000® 1.5x STRATEGY FUND	92
INVERSE RUSSELL 2000® STRATEGY FUND	118
DOW 2x STRATEGY FUND	125
INVERSE DOW 2x STRATEGY FUND	133
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	140
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	147
HIGH YIELD STRATEGY FUND	155
U.S. GOVERNMENT MONEY MARKET FUND	163
NOTES TO FINANCIAL STATEMENTS	169
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	188
OTHER INFORMATION	189
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	191
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	197

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Funds (the “Fund” or “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2022 (the “Reporting Period”).

In December 2022, Guggenheim Partners announced the untimely and unexpected death of Scott Minerd, one of Guggenheim’s Managing Partners and its Global Chief Investment Officer. He joined Guggenheim as a Managing Partner shortly after the firm was formed. He was a frequent commentator on markets and investments, both on television and via social media. He also was one of the designers of the organization, systems and processes that make Guggenheim Investments a strong, robust and scalable leader in the asset management business.

Guggenheim has implemented its succession plan, which is designed to deal with unexpected events. There has been and will continue to be no disruption of service to our clients, no change in the daily management of client portfolios and no change in the process of selecting investment assets, all of which continue to be handled by the longstanding committees and long-tenured investment professionals who, every day, implement our investment processes.

Guggenheim Investments continues to be led by its Co-Presidents, Dina DiLorenzo and David Rone, and by Anne B. Walsh, a Managing Partner and Chief Investment Officer of Guggenheim Partners Investment Management.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2022

basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

The Nasdaq-100® Fund may not be suitable for all investors. ● Investing in Rydex NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. ● Please read the prospectus for more detailed information regarding these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2022

Helped by lower energy prices, real economic growth reaccelerated in the fourth quarter of 2022. Amid this continued strong growth, the Federal Reserve (the “Fed”) is explicitly targeting a weaker labor market, and several leading indicators point to rising unemployment by the middle of the year. Consumption also faces headwinds from dwindling excess savings buffers and a sharply negative wealth shock as financial asset and home prices fall. Business investment also appears to be weakening due to the sharp tightening in financial conditions and more challenging outlook for economic growth. The housing sector could subtract further from gross domestic product (“GDP”) as the spike in mortgage rates has adversely impacted demand.

Because private sector balance sheets are generally healthy in the aggregate and the economy lacks major imbalances, we do not expect a particularly deep recession. But the likelihood of a limited monetary and fiscal policy response means the economic recovery could be weak, and certain highly levered companies may suffer.

Moderation in goods prices as supply chains normalize should bring inflation lower over the next several months, and shelter inflation should roll over by mid-2023. Services inflation outside of shelter is the main concern for the Fed, but a softening labor market and cooling wage growth may keep this category contained. As a result, core inflation could fall below 3 percent by the end of the year.

The Fed’s continued rate hike campaign may cause the front end of the yield curve to remain elevated in the near term. But should the economic cycle roll over later this year, Treasury yields may see a significant decline. Weakening corporate earnings growth and an emerging recession would present downside risk to equity returns later in 2023 but, given corporate fundamentals remain solid, high quality fixed income and carefully selected high yield issuers should provide attractive returns.

For the Reporting Period, the S&P 500® Index* returned -18.11%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -14.45%. The return of the MSCI Emerging Markets Index* was -20.09%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -13.01% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned -11.19%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 1.47% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2022

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg U.S. Treasury Bellwethers 30 Yr. Index is an unmanaged index representing the on-the-run (most recently auctioned) U.S. Treasury bond with 30 years’ maturity.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow in 1896.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

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A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

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ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2022 and ending December 31, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.66%	0.41%	$ 1,000.00	$ 1,004.10	$ 8.39
Inverse S&P 500® Strategy Fund	1.77%	(2.74%)	1,000.00	972.60	8.80
NASDAQ-100® Fund	1.68%	(5.35%)	1,000.00	946.50	8.24
Inverse NASDAQ-100® Strategy Fund	1.93%	2.13%	1,000.00	1,021.30	9.83
S&P 500® 2x Strategy Fund	1.80%	(0.90%)	1,000.00	991.00	9.03
NASDAQ-100® 2x Strategy Fund	1.81%	(15.05%)	1,000.00	849.50	8.44
Mid-Cap 1.5x Strategy Fund	1.78%	9.22%	1,000.00	1,092.20	9.39
Inverse Mid-Cap Strategy Fund	1.75%	(8.31%)	1,000.00	916.90	8.46
Russell 2000® 2x Strategy Fund	1.84%	1.45%	1,000.00	1,014.50	9.34
Russell 2000® 1.5x Strategy Fund	1.80%	2.77%	1,000.00	1,027.70	9.20
Inverse Russell 2000® Strategy Fund	1.82%	(5.33%)	1,000.00	946.70	8.93
Dow 2x Strategy Fund	1.85%	13.20%	1,000.00	1,132.00	9.94
Inverse Dow 2x Strategy Fund	1.86%	(17.32%)	1,000.00	826.80	8.56
Government Long Bond 1.2x Strategy Fund	1.41%	(16.28%)	1,000.00	837.20	6.53
Inverse Government Long Bond Strategy Fund	4.83%	14.00%	1,000.00	1,140.00	26.05
High Yield Strategy Fund	1.63%	4.90%	1,000.00	1,049.00	8.42
U.S. Government Money Market Fund	1.42%	0.73%	1,000.00	1,007.30	7.18

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.66%	5.00%	$ 1,000.00	$ 1,016.84	$ 8.44
Inverse S&P 500® Strategy Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
NASDAQ-100® Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Inverse NASDAQ-100® Strategy Fund	1.93%	5.00%	1,000.00	1,015.48	9.80
S&P 500® 2x Strategy Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
NASDAQ-100® 2x Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Mid-Cap 1.5x Strategy Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Inverse Mid-Cap Strategy Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
Russell 2000® 2x Strategy Fund	1.84%	5.00%	1,000.00	1,015.93	9.35
Russell 2000® 1.5x Strategy Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Inverse Russell 2000® Strategy Fund	1.82%	5.00%	1,000.00	1,016.03	9.25
Dow 2x Strategy Fund	1.85%	5.00%	1,000.00	1,015.88	9.40
Inverse Dow 2x Strategy Fund	1.86%	5.00%	1,000.00	1,015.83	9.45
Government Long Bond 1.2x Strategy Fund	1.41%	5.00%	1,000.00	1,018.10	7.17
Inverse Government Long Bond Strategy Fund	4.83%	5.00%	1,000.00	1,000.86	24.36
High Yield Strategy Fund	1.63%	5.00%	1,000.00	1,016.99	8.29
U.S. Government Money Market Fund	1.42%	5.00%	1,000.00	1,018.05	7.22

[1]

This ratio represents annualized net expenses, which includes interest expense, related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.73%. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2022 to December 31, 2022.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned -30.26%, while the S&P 500 Index returned -18.11% over the same time period.

The only sectors contributing to the return of the underlying index for the Reporting Period were Energy and Health Care. The sectors detracting the most from the return of the underlying index were Information Technology, Consumer Discretionary, and Communication Services.

The holdings contributing the most to the return of the underlying index were Exxon Mobil Corp., Chevron Corp., and Merck & Co., Inc. The holdings detracting the most were Apple, Inc., Amazon.com, Inc., and Tesla, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 7, 1997

Ten Largest Holdings	(% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	11.8%
Guggenheim Strategy Fund II	11.5%
Apple, Inc.	3.8%
Microsoft Corp.	3.5%
Amazon.com, Inc.	1.4%
Berkshire Hathaway, Inc. — Class B	1.1%
Alphabet, Inc. — Class A	1.0%
UnitedHealth Group, Inc.	1.0%
Alphabet, Inc. — Class C	0.9%
Johnson & Johnson	0.9%
Top Ten Total	36.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Nova Fund	(30.26%)	9.13%	15.27%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
NOVA FUND

	Shares	Value
COMMON STOCKS† - 62.0%

Consumer, Non-cyclical - 14.5%
UnitedHealth Group, Inc.	298	$157,994
Johnson & Johnson	831	146,796
Procter & Gamble Co.	754	114,276
Eli Lilly & Co.	251	91,826
Pfizer, Inc.	1,786	91,515
AbbVie, Inc.	563	90,987
Merck & Company, Inc.	808	89,648
PepsiCo, Inc.	438	79,129
Coca-Cola Co.	1,239	78,813
Thermo Fisher Scientific, Inc.	125	68,836
Abbott Laboratories	555	60,933
Danaher Corp.	209	55,473
Philip Morris International, Inc.	493	49,897
Bristol-Myers Squibb Co.	677	48,710
Amgen, Inc.	170	44,649
Elevance Health, Inc.	76	38,986
CVS Health Corp.	418	38,954
S&P Global, Inc.	106	35,504
Gilead Sciences, Inc.	399	34,254
Medtronic plc	423	32,876
Cigna Corp.	97	32,140
Automatic Data Processing, Inc.	132	31,530
Intuitive Surgical, Inc.*	113	29,985
Mondelez International, Inc. — Class A	434	28,926
Stryker Corp.	107	26,160
Altria Group, Inc.	571	26,100
PayPal Holdings, Inc.*	363	25,853
Regeneron Pharmaceuticals, Inc.*	34	24,531
Vertex Pharmaceuticals, Inc.*	82	23,680
Becton Dickinson and Co.	91	23,141
Zoetis, Inc.	148	21,689
Boston Scientific Corp.*	456	21,099
Colgate-Palmolive Co.	265	20,880
Humana, Inc.	40	20,488
Moderna, Inc.*	105	18,860
Estee Lauder Companies, Inc. — Class A	73	18,112
McKesson Corp.	45	16,880
HCA Healthcare, Inc.	68	16,317
Archer-Daniels-Midland Co.	175	16,249
General Mills, Inc.	189	15,848
Centene Corp.*	180	14,762
Edwards Lifesciences Corp.*	197	14,698
Kimberly-Clark Corp.	107	14,525
Moody’s Corp.	50	13,931
Dexcom, Inc.*	123	13,929
Corteva, Inc.	227	13,343
Biogen, Inc.*	46	12,738
Cintas Corp.	28	12,645
Sysco Corp.	161	12,308
Monster Beverage Corp.*	121	12,285
IQVIA Holdings, Inc.*	59	12,088
Constellation Brands, Inc. — Class A	52	12,051
IDEXX Laboratories, Inc.*	27	11,015
Hershey Co.	47	10,884
Kraft Heinz Co.	254	10,340
Illumina, Inc.*	50	10,110
CoStar Group, Inc.*	129	9,969
ResMed, Inc.	47	9,782
Keurig Dr Pepper, Inc.	270	9,628
Kroger Co.	207	9,228
Verisk Analytics, Inc. — Class A	50	8,821
Zimmer Biomet Holdings, Inc.	67	8,543
Global Payments, Inc.	86	8,542
AmerisourceBergen Corp. — Class A	51	8,451
Gartner, Inc.*	25	8,403
Baxter International, Inc.	160	8,155
United Rentals, Inc.*	22	7,819
Equifax, Inc.	39	7,580
Laboratory Corporation of America Holdings	29	6,829
McCormick & Company, Inc.	80	6,631
Quanta Services, Inc.	46	6,555
Waters Corp.*	19	6,509
Cardinal Health, Inc.	83	6,380
Molina Healthcare, Inc.*	19	6,274
Church & Dwight Company, Inc.	77	6,207
Conagra Brands, Inc.	153	5,921
STERIS plc	32	5,910
Hologic, Inc.*	79	5,910
Kellogg Co.	81	5,770
Tyson Foods, Inc. — Class A	92	5,727
West Pharmaceutical Services, Inc.	24	5,648
Quest Diagnostics, Inc.	36	5,632
PerkinElmer, Inc.	40	5,609
Clorox Co.	39	5,473
J M Smucker Co.	34	5,388
Cooper Companies, Inc.	16	5,291
Align Technology, Inc.*	23	4,851
Incyte Corp.*	59	4,739
Avery Dennison Corp.	26	4,706
FleetCor Technologies, Inc.*	24	4,408
Viatris, Inc.	385	4,285
Hormel Foods Corp.	92	4,191
Bio-Techne Corp.	50	4,144
Lamb Weston Holdings, Inc.	46	4,111
Brown-Forman Corp. — Class B	58	3,810
Teleflex, Inc.	15	3,744
Charles River Laboratories International, Inc.*	17	3,704
Campbell Soup Co.	64	3,632
Henry Schein, Inc.*	43	3,434
MarketAxess Holdings, Inc.	12	3,347
Molson Coors Beverage Co. — Class B	60	3,091
Bio-Rad Laboratories, Inc. — Class A*	7	2,943
Universal Health Services, Inc. — Class B	20	2,818
Rollins, Inc.	74	2,704
Catalent, Inc.*	57	2,565
Robert Half International, Inc.	34	2,510
Organon & Co.	81	2,262
Dentsply Sirona, Inc.	69	2,197

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
NOVA FUND

	Shares	Value
DaVita, Inc.*	17	$1,269
Total Consumer, Non-cyclical		2,402,226

Technology - 13.4%
Apple, Inc.	4,759	618,337
Microsoft Corp.	2,372	568,853
NVIDIA Corp.	792	115,743
Broadcom, Inc.	129	72,128
Accenture plc — Class A	200	53,368
Adobe, Inc.*	148	49,807
Texas Instruments, Inc.	289	47,749
Salesforce, Inc.*	319	42,296
International Business Machines Corp.	289	40,717
Oracle Corp.	489	39,971
QUALCOMM, Inc.	357	39,248
Intuit, Inc.	90	35,030
Intel Corp.	1,313	34,703
Advanced Micro Devices, Inc.*	513	33,227
Analog Devices, Inc.	165	27,065
Applied Materials, Inc.	274	26,682
ServiceNow, Inc.*	64	24,849
Fiserv, Inc.*	202	20,416
Lam Research Corp.	43	18,073
Activision Blizzard, Inc.	228	17,453
Micron Technology, Inc.	346	17,293
KLA Corp.	45	16,966
Synopsys, Inc.*	49	15,645
Roper Technologies, Inc.	34	14,691
Cadence Design Systems, Inc.*	87	13,976
NXP Semiconductor N.V.	82	12,958
Autodesk, Inc.*	69	12,894
Fidelity National Information Services, Inc.	189	12,824
Microchip Technology, Inc.	175	12,294
MSCI, Inc. — Class A	26	12,094
Paychex, Inc.	102	11,787
Electronic Arts, Inc.	83	10,141
Fortinet, Inc.*	206	10,071
Cognizant Technology Solutions Corp. — Class A	163	9,322
ON Semiconductor Corp.*	138	8,607
HP, Inc.	281	7,550
ANSYS, Inc.*	28	6,765
Hewlett Packard Enterprise Co.	409	6,528
EPAM Systems, Inc.*	18	5,899
Take-Two Interactive Software, Inc.*	51	5,311
Broadridge Financial Solutions, Inc.	37	4,963
Monolithic Power Systems, Inc.	14	4,950
Paycom Software, Inc.*	15	4,655
Skyworks Solutions, Inc.	51	4,648
Leidos Holdings, Inc.	43	4,523
Teradyne, Inc.	49	4,280
Akamai Technologies, Inc.*	50	4,215
Tyler Technologies, Inc.*	13	4,191
NetApp, Inc.	69	4,144
Zebra Technologies Corp. — Class A*	16	4,103
PTC, Inc.*	34	4,081
Jack Henry & Associates, Inc.	23	4,038
Seagate Technology Holdings plc	61	3,209
Western Digital Corp.*	101	3,187
Ceridian HCM Holding, Inc.*	49	3,143
Qorvo, Inc.*	33	2,991
DXC Technology Co.*	73	1,935
Total Technology		2,216,587

Financial - 9.7%
Berkshire Hathaway, Inc. — Class B*	573	177,000
JPMorgan Chase & Co.	933	125,115
Visa, Inc. — Class A	520	108,035
Mastercard, Inc. — Class A	270	93,887
Bank of America Corp.	2,221	73,560
Wells Fargo & Co.	1,212	50,043
Charles Schwab Corp.	486	40,464
Goldman Sachs Group, Inc.	108	37,085
Morgan Stanley	420	35,708
BlackRock, Inc. — Class A	48	34,014
Prologis, Inc. REIT	293	33,030
American Tower Corp. — Class A REIT	148	31,355
Chubb Ltd.	132	29,119
American Express Co.	190	28,073
Citigroup, Inc.	616	27,862
Marsh & McLennan Companies, Inc.	158	26,146
Progressive Corp.	186	24,126
PNC Financial Services Group, Inc.	129	20,374
Aon plc — Class A	66	19,809
CME Group, Inc. — Class A	114	19,170
Equinix, Inc. REIT	29	18,996
U.S. Bancorp	430	18,752
Crown Castle, Inc. REIT	138	18,718
Truist Financial Corp.	422	18,159
Intercontinental Exchange, Inc.	177	18,159
MetLife, Inc.	210	15,198
American International Group, Inc.	236	14,925
Travelers Companies, Inc.	75	14,062
Public Storage REIT	50	14,009
Aflac, Inc.	180	12,949
Arthur J Gallagher & Co.	67	12,632
Realty Income Corp. REIT	199	12,623
Simon Property Group, Inc. REIT	104	12,218
Prudential Financial, Inc.	117	11,637
Allstate Corp.	84	11,390
Capital One Financial Corp.	122	11,341
Bank of New York Mellon Corp.	234	10,652
Ameriprise Financial, Inc.	34	10,587
VICI Properties, Inc. REIT	307	9,947
Welltower, Inc. REIT	151	9,898
SBA Communications Corp. REIT	34	9,531
Digital Realty Trust, Inc. REIT	91	9,125
State Street Corp.	117	9,076
Discover Financial Services	87	8,511
Willis Towers Watson plc	34	8,316
M&T Bank Corp.	55	7,978
T. Rowe Price Group, Inc.	72	7,852
CBRE Group, Inc. — Class A*	101	7,773
Hartford Financial Services Group, Inc.	101	7,659

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
NOVA FUND

	Shares	Value
Arch Capital Group Ltd.*	118	$7,408
Weyerhaeuser Co. REIT	234	7,254
Fifth Third Bancorp	218	7,153
AvalonBay Communities, Inc. REIT	44	7,107
First Republic Bank	58	7,070
Alexandria Real Estate Equities, Inc. REIT	47	6,846
Nasdaq, Inc.	108	6,626
Raymond James Financial, Inc.	62	6,625
Huntington Bancshares, Inc.	459	6,472
Regions Financial Corp.	297	6,403
Equity Residential REIT	108	6,372
Extra Space Storage, Inc. REIT	43	6,329
Citizens Financial Group, Inc.	156	6,142
Principal Financial Group, Inc.	72	6,042
Mid-America Apartment Communities, Inc. REIT	38	5,966
Northern Trust Corp.	66	5,840
Ventas, Inc. REIT	127	5,721
Invitation Homes, Inc. REIT	185	5,483
KeyCorp	296	5,156
Cincinnati Financial Corp.	50	5,119
W R Berkley Corp.	65	4,717
Synchrony Financial	143	4,699
Iron Mountain, Inc. REIT	93	4,636
Essex Property Trust, Inc. REIT	21	4,450
SVB Financial Group*	19	4,373
Everest Re Group Ltd.	13	4,306
Healthpeak Properties, Inc. REIT	171	4,287
Brown & Brown, Inc.	75	4,273
Cboe Global Markets, Inc.	34	4,266
Kimco Realty Corp. REIT	197	4,172
Camden Property Trust REIT	34	3,804
UDR, Inc. REIT	97	3,757
Loews Corp.	63	3,675
Host Hotels & Resorts, Inc. REIT	227	3,643
Globe Life, Inc.	29	3,496
Regency Centers Corp. REIT	49	3,063
Boston Properties, Inc. REIT	45	3,041
Comerica, Inc.	42	2,808
Invesco Ltd.	145	2,609
Franklin Resources, Inc.	90	2,374
Zions Bancorp North America	48	2,360
Federal Realty Investment Trust REIT	23	2,324
Signature Bank	20	2,304
Assurant, Inc.	17	2,126
Lincoln National Corp.	49	1,505
Vornado Realty Trust REIT	51	1,061
Total Financial		1,601,911

Communications - 6.7%
Amazon.com, Inc.*	2,825	237,300
Alphabet, Inc. — Class A*	1,901	167,725
Alphabet, Inc. — Class C*	1,685	149,510
Meta Platforms, Inc. — Class A*	716	86,164
Cisco Systems, Inc.	1,307	62,265
Verizon Communications, Inc.	1,337	52,678
Walt Disney Co.*	580	50,390
Comcast Corp. — Class A	1,373	48,014
AT&T, Inc.	2,268	41,754
Netflix, Inc.*	141	41,578
T-Mobile US, Inc.*	190	26,600
Booking Holdings, Inc.*	12	24,183
Motorola Solutions, Inc.	53	13,659
Charter Communications, Inc. — Class A*	34	11,529
Arista Networks, Inc.*	80	9,708
Corning, Inc.	242	7,729
CDW Corp.	43	7,679
eBay, Inc.	173	7,174
Warner Bros Discovery, Inc.*	703	6,665
VeriSign, Inc.*	30	6,163
Omnicom Group, Inc.	65	5,302
FactSet Research Systems, Inc.	12	4,815
Etsy, Inc.*	40	4,791
Expedia Group, Inc.*	48	4,205
Interpublic Group of Companies, Inc.	123	4,097
Gen Digital, Inc.	184	3,943
Match Group, Inc.*	89	3,693
Juniper Networks, Inc.	103	3,292
Fox Corp. — Class A	96	2,916
F5, Inc.*	19	2,727
Paramount Global — Class B	160	2,701
News Corp. — Class A	122	2,220
Lumen Technologies, Inc.*	302	1,576
Fox Corp. — Class B	44	1,252
DISH Network Corp. — Class A*	81	1,137
News Corp. — Class B	37	682
Total Communications		1,107,816

Consumer, Cyclical - 5.6%
Tesla, Inc.*	854	105,196
Home Depot, Inc.	325	102,655
Costco Wholesale Corp.	141	64,367
Walmart, Inc.	449	63,664
McDonald’s Corp.	233	61,403
NIKE, Inc. — Class B	401	46,921
Lowe’s Companies, Inc.	197	39,250
Starbucks Corp.	365	36,208
TJX Companies, Inc.	369	29,372
Target Corp.	147	21,909
Dollar General Corp.	72	17,730
O’Reilly Automotive, Inc.*	20	16,881
General Motors Co.	453	15,239
AutoZone, Inc.*	6	14,797
Ford Motor Co.	1,256	14,607
Ross Stores, Inc.	111	12,884
Marriott International, Inc. — Class A	86	12,805
Chipotle Mexican Grill, Inc. — Class A*	9	12,487
Yum! Brands, Inc.	90	11,527
PACCAR, Inc.	111	10,986
Cummins, Inc.	45	10,903
Hilton Worldwide Holdings, Inc.	86	10,867
Dollar Tree, Inc.*	67	9,476
DR Horton, Inc.	100	8,914
Fastenal Co.	182	8,612

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
NOVA FUND

	Shares	Value
Walgreens Boots Alliance, Inc.	228	$8,518
WW Grainger, Inc.	15	8,344
Copart, Inc.*	136	8,281
Tractor Supply Co.	36	8,099
Aptiv plc*	86	8,009
Genuine Parts Co.	45	7,808
Ulta Beauty, Inc.*	16	7,505
Lennar Corp. — Class A	81	7,330
Delta Air Lines, Inc.*	204	6,703
Southwest Airlines Co.	189	6,364
Darden Restaurants, Inc.	39	5,395
Best Buy Company, Inc.	64	5,133
Las Vegas Sands Corp.*	104	4,999
NVR, Inc.*	1	4,613
LKQ Corp.	81	4,326
United Airlines Holdings, Inc.*	104	3,921
Domino’s Pizza, Inc.	11	3,810
Pool Corp.	12	3,628
Royal Caribbean Cruises Ltd.*	70	3,460
MGM Resorts International	101	3,387
PulteGroup, Inc.	73	3,324
Live Nation Entertainment, Inc.*	45	3,138
CarMax, Inc.*	51	3,105
Bath & Body Works, Inc.	73	3,076
BorgWarner, Inc.	74	2,979
Tapestry, Inc.	77	2,932
VF Corp.	105	2,899
Caesars Entertainment, Inc.*	68	2,829
Advance Auto Parts, Inc.	19	2,794
Wynn Resorts Ltd.*	33	2,721
American Airlines Group, Inc.*	207	2,633
Carnival Corp.*	319	2,571
Hasbro, Inc.	41	2,501
Whirlpool Corp.	17	2,405
Alaska Air Group, Inc.*	40	1,717
Norwegian Cruise Line Holdings Ltd.*	134	1,640
Newell Brands, Inc.	120	1,570
Ralph Lauren Corp. — Class A	13	1,374
Total Consumer, Cyclical		925,501

Industrial - 5.2%
Raytheon Technologies Corp.	467	47,130
Honeywell International, Inc.	214	45,860
Union Pacific Corp.	195	40,379
United Parcel Service, Inc. — Class B	232	40,331
Caterpillar, Inc.	166	39,767
Deere & Co.	87	37,302
Lockheed Martin Corp.	74	36,000
Boeing Co.*	178	33,907
General Electric Co.	347	29,075
Northrop Grumman Corp.	46	25,098
3M Co.	176	21,106
CSX Corp.	669	20,725
Eaton Corporation plc	127	19,933
Illinois Tool Works, Inc.	89	19,607
Waste Management, Inc.	119	18,669
Norfolk Southern Corp.	74	18,235
Emerson Electric Co.	188	18,059
General Dynamics Corp.	72	17,864
Amphenol Corp. — Class A	189	14,391
Johnson Controls International plc	220	14,080
Agilent Technologies, Inc.	94	14,067
FedEx Corp.	76	13,163
L3Harris Technologies, Inc.	61	12,701
Trane Technologies plc	73	12,270
Parker-Hannifin Corp.	41	11,931
TE Connectivity Ltd.	101	11,595
Carrier Global Corp.	266	10,972
Otis Worldwide Corp.	133	10,415
AMETEK, Inc.	73	10,200
Mettler-Toledo International, Inc.*	7	10,118
TransDigm Group, Inc.	16	10,075
Keysight Technologies, Inc.*	57	9,751
Rockwell Automation, Inc.	37	9,530
Republic Services, Inc. — Class A	66	8,513
Old Dominion Freight Line, Inc.	29	8,229
Vulcan Materials Co.	42	7,355
Fortive Corp.	113	7,260
Martin Marietta Materials, Inc.	20	6,759
Ingersoll Rand, Inc.	129	6,740
Xylem, Inc.	57	6,303
Dover Corp.	45	6,094
Teledyne Technologies, Inc.*	15	5,999
Westinghouse Air Brake Technologies Corp.	58	5,789
Amcor plc	474	5,645
IDEX Corp.	24	5,480
Expeditors International of Washington, Inc.	51	5,300
Ball Corp.	100	5,114
Jacobs Solutions, Inc.	41	4,923
Textron, Inc.	67	4,744
J.B. Hunt Transport Services, Inc.	27	4,708
Howmet Aerospace, Inc.	118	4,650
Garmin Ltd.	49	4,522
Nordson Corp.	17	4,041
Trimble, Inc.*	78	3,944
Snap-on, Inc.	17	3,884
Packaging Corporation of America	29	3,709
Stanley Black & Decker, Inc.	47	3,531
CH Robinson Worldwide, Inc.	37	3,388
Masco Corp.	72	3,360
Huntington Ingalls Industries, Inc.	13	2,999
Allegion plc	28	2,947
Westrock Co.	82	2,883
Pentair plc	53	2,384
Sealed Air Corp.	46	2,295
A O Smith Corp.	40	2,289
Generac Holdings, Inc.*	20	2,013
Mohawk Industries, Inc.*	17	1,738
Total Industrial		863,838

Energy - 3.4%
Exxon Mobil Corp.	1,310	144,493
Chevron Corp.	566	101,591

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
NOVA FUND

	Shares	Value
ConocoPhillips	397	$46,846
EOG Resources, Inc.	187	24,220
Schlumberger Ltd.	452	24,164
Pioneer Natural Resources Co.	76	17,358
Marathon Petroleum Corp.	149	17,342
Valero Energy Corp.	124	15,731
Phillips 66	151	15,716
Occidental Petroleum Corp.	232	14,614
Devon Energy Corp.	208	12,794
Williams Companies, Inc.	387	12,732
Hess Corp.	89	12,622
Enphase Energy, Inc.*	43	11,394
Kinder Morgan, Inc.	630	11,391
Halliburton Co.	289	11,372
Baker Hughes Co.	319	9,420
ONEOK, Inc.	142	9,329
Diamondback Energy, Inc.	56	7,660
Coterra Energy, Inc. — Class A	251	6,167
Marathon Oil Corp.	202	5,468
SolarEdge Technologies, Inc.*	19	5,382
Targa Resources Corp.	72	5,292
APA Corp.	103	4,808
First Solar, Inc.*	32	4,793
Equities Corp.	117	3,958
Total Energy		556,657

Utilities - 2.1%
NextEra Energy, Inc.	660	55,176
Duke Energy Corp.	256	26,365
Southern Co.	362	25,850
Dominion Energy, Inc.	278	17,047
American Electric Power Company, Inc.	171	16,236
Sempra Energy	105	16,227
Exelon Corp.	331	14,309
Xcel Energy, Inc.	183	12,830
Consolidated Edison, Inc.	118	11,247
Public Service Enterprise Group, Inc.	166	10,171
WEC Energy Group, Inc.	105	9,845
Eversource Energy	116	9,725
Constellation Energy Corp.	109	9,397
American Water Works Company, Inc.	61	9,298
PG&E Corp.*	536	8,715
Edison International	127	8,080
Entergy Corp.	68	7,650
Ameren Corp.	86	7,647
DTE Energy Co.	65	7,639
FirstEnergy Corp.	181	7,591
PPL Corp.	246	7,188
AES Corp.	223	6,414
CenterPoint Energy, Inc.	210	6,298
CMS Energy Corp.	97	6,143
Atmos Energy Corp.	47	5,267
Evergy, Inc.	77	4,846
Alliant Energy Corp.	84	4,638
NiSource, Inc.	135	3,702
Pinnacle West Capital Corp.	38	2,890
NRG Energy, Inc.	77	2,450
Total Utilities		340,881

Basic Materials - 1.4%
Linde plc	158	51,536
Air Products and Chemicals, Inc.	70	21,578
Sherwin-Williams Co.	76	18,037
Freeport-McMoRan, Inc.	455	17,290
Newmont Corp.	253	11,942
Ecolab, Inc.	79	11,499
Dow, Inc.	224	11,287
DuPont de Nemours, Inc.	158	10,844
Nucor Corp.	82	10,809
PPG Industries, Inc.	75	9,431
International Flavors & Fragrances, Inc.	81	8,492
Albemarle Corp.	37	8,024
LyondellBasell Industries N.V. — Class A	81	6,725
CF Industries Holdings, Inc.	62	5,282
Steel Dynamics, Inc.	53	5,178
FMC Corp.	40	4,992
Mosaic Co.	109	4,782
International Paper Co.	113	3,913
Celanese Corp. — Class A	32	3,272
Eastman Chemical Co.	38	3,095
Total Basic Materials		228,008

Total Common Stocks
(Cost $7,814,249)		10,243,425

MUTUAL FUNDS† - 23.3%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	202,415	1,951,280
Guggenheim Strategy Fund II1	78,932	1,897,514
Total Mutual Funds
(Cost $3,941,469)		3,848,794

	Face Amount
U.S. TREASURY BILLS†† - 6.6%
U.S. Treasury Bills
3.89% due 01/12/23[2,3]	$1,050,000	1,049,088
3.79% due 01/17/23[3,4]	33,000	32,953
Total U.S. Treasury Bills
(Cost $1,081,697)		1,082,041

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
NOVA FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 7.2%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[2]	$668,935	$668,935
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[2]	257,283	257,283
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[2]	256,486	256,486
Total Repurchase Agreements
(Cost $1,182,704)		1,182,704

Total Investments - 99.1%
(Cost $14,020,119)		$16,356,964
Other Assets & Liabilities, net - 0.9%		156,466
Total Net Assets - 100.0%		$16,513,430

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	6	Mar 2023	$1,158,450	$(49,063)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	S&P 500 Index	Pay	4.93% (Federal Funds Rate + 0.60%)	At Maturity	01/26/23	674	$2,585,955	$(86,711)
Goldman Sachs International	S&P 500 Index	Pay	4.83% (Federal Funds Rate + 0.50%)	At Maturity	01/26/23	1,464	5,622,354	(111,878)
Barclays Bank plc	S&P 500 Index	Pay	4.75% (SOFR + 0.45%)	At Maturity	01/25/23	1,327	5,095,027	(202,009)
							$13,303,336	$(400,598)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,243,425	$—	$—	$10,243,425
Mutual Funds	3,848,794	—	—	3,848,794
U.S. Treasury Bills	—	1,082,041	—	1,082,041
Repurchase Agreements	—	1,182,704	—	1,182,704
Total Assets	$14,092,219	$2,264,745	$—	$16,356,964

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$49,063	$—	$—	$49,063
Equity Index Swap Agreements**	—	400,598	—	400,598
Total Liabilities	$49,063	$400,598	$—	$449,661

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,008,187	$400,000	$(3,400,000)	$(33,857)	$(76,816)	$1,897,514	78,932	$73,470
Guggenheim Ultra Short Duration Fund — Institutional Class	3,156,914	400,000	(1,500,000)	(52,984)	(52,650)	1,951,280	202,415	64,137
	$8,165,101	$800,000	$(4,900,000)	$(86,841)	$(129,466)	$3,848,794		$137,607

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $8,895,946)	$11,325,466
Investments in affiliated issuers, at value (cost $3,941,469)	3,848,794
Repurchase agreements, at value (cost $1,182,704)	1,182,704
Cash	175
Segregated cash with broker	30,821
Receivables:
Fund shares sold	766,969
Dividends	25,207
Interest	279
Securities lending income	1
Total assets	17,180,416

Liabilities:
Unrealized depreciation on OTC swap agreements	400,598
Payable for:
Swap settlement	182,991
Management fees	12,364
Transfer agent fees	7,222
Investor service fees	4,260
Variation margin on futures contracts	3,075
Portfolio accounting and administration fees	2,641
Trustees’ fees*	287
Fund shares redeemed	137
Miscellaneous	53,411
Total liabilities	666,986
Net assets	$16,513,430

Net assets consist of:
Paid in capital	$28,451,967
Total distributable earnings (loss)	(11,938,537)
Net assets	$16,513,430
Capital shares outstanding	139,062
Net asset value per share	$118.75

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $61)	$298,769
Dividends from securities of affiliated issuers	137,607
Interest	90,254
Income from securities lending, net	43
Total investment income	526,673

Expenses:
Management fees	226,109
Investor service fees	75,370
Transfer agent fees	87,956
Professional fees	48,575
Portfolio accounting and administration fees	37,421
Trustees’ fees*	5,802
Custodian fees	4,595
Interest expense	314
Line of credit fees	146
Miscellaneous	17,813
Total expenses	504,101
Less:
Expenses waived by Adviser	(7,830)
Net expenses	496,271
Net investment income	30,402

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,859,111)
Investments in affiliated issuers	(86,841)
Swap agreements	(6,501,206)
Futures contracts	(1,333,084)
Net realized loss	(10,780,242)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,171,914)
Investments in affiliated issuers	(129,466)
Swap agreements	(1,218,120)
Futures contracts	(48,964)
Net change in unrealized appreciation (depreciation)	(6,568,464)
Net realized and unrealized loss	(17,348,706)
Net decrease in net assets resulting from operations	$(17,318,304)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$30,402	$(220,785)
Net realized gain (loss) on investments	(10,780,242)	9,854,145
Net change in unrealized appreciation (depreciation) on investments	(6,568,464)	5,676,521
Net increase (decrease) in net assets resulting from operations	(17,318,304)	15,309,881

Distributions to shareholders	(3,401,154)	(2,128,912)

Capital share transactions:
Proceeds from sale of shares	258,422,284	204,167,073
Distributions reinvested	3,401,154	2,128,912
Cost of shares redeemed	(288,174,715)	(201,584,927)
Net increase (decrease) from capital share transactions	(26,351,277)	4,711,058
Net increase (decrease) in net assets	(47,070,735)	17,892,027

Net assets:
Beginning of year	63,584,165	45,692,138
End of year	$16,513,430	$63,584,165

Capital share activity:
Shares sold	1,691,174	1,191,814
Shares issued from reinvestment of distributions	26,925	12,342
Shares redeemed	(1,902,255)	(1,196,620)
Net increase (decrease) in shares	(184,156)	7,536

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$196.72	$144.74	$135.68	$94.55	$113.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	(.76)	(.30)	.90	.83
Net gain (loss) on investments (realized and unrealized)	(58.50)	60.70	24.12	41.55	(11.15)
Total from investment operations	(58.35)	59.94	23.82	42.45	(10.32)
Less distributions from:
Net investment income	(.67)	(.61)	(1.16)	(1.32)	(.21)
Net realized gains	(18.95)	(7.35)	(13.60)	—	(7.92)
Total distributions	(19.62)	(7.96)	(14.76)	(1.32)	(8.13)
Net asset value, end of period	$118.75	$196.72	$144.74	$135.68	$94.55

Total Return[b]	(30.26%)	42.18%	20.03%	45.04%	(10.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,513	$63,584	$45,692	$36,545	$32,309
Ratios to average net assets:
Net investment income (loss)	0.10%	(0.44%)	(0.24%)	0.77%	0.73%
Total expenses[c]	1.67%	1.60%	1.73%	1.72%	1.62%
Net expenses[d]	1.65%	1.57%	1.68%	1.66%	1.61%
Portfolio turnover rate	748%	408%	650%	336%	604%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Inverse S&P 500 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500 Strategy Fund returned 16.56%, while the S&P 500 Index returned -18.11% over the same time period.

The only sectors contributing to the return of the underlying index for the Reporting Period were Energy and Health Care. The sectors detracting the most from the return of the underlying index were Information Technology, Consumer Discretionary, and Communication Services.

The holdings contributing the most to the return of the underlying index were Exxon Mobil Corp., Chevron Corp., and Merck & Co., Inc. The holdings detracting the most were Apple, Inc., Amazon.com, Inc., and Tesla, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings	(% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	9.5%
Guggenheim Strategy Fund II	5.6%
Total	15.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	16.56%	(11.95%)	(13.62%)
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 15.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	60,526	$583,470
Guggenheim Strategy Fund II1	14,382	345,744
Total Mutual Funds
(Cost $954,123)		929,214

	Face Amount
FEDERAL AGENCY NOTES†† - 21.5%
Federal Home Loan Bank
4.36% (SOFR + 0.06%, Rate Floor: 0.00%) due 03/14/23◊	$1,000,000	1,000,077
Fannie Mae
2.38% due 01/19/23	325,000	324,682
Total Federal Agency Notes
(Cost $1,324,697)		1,324,759

FEDERAL AGENCY DISCOUNT NOTES†† - 21.0%
Federal Home Loan Bank
4.05% due 01/27/23[2]	800,000	797,801
Federal Farm Credit Bank
4.14% due 02/02/23[2]	500,000	498,160
Total Federal Agency Discount Notes
(Cost $1,295,820)		1,295,961

U.S. TREASURY BILLS†† - 2.5%
U.S. Treasury Bills
3.89% due 01/12/23[2,3]	100,000	99,913
3.79% due 01/17/23[2,4]	54,000	53,923
Total U.S. Treasury Bills
(Cost $153,788)		153,836

REPURCHASE AGREEMENTS††,5 - 41.4%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[3]	1,439,967	1,439,967
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[3]	553,834	553,834
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[3]	552,118	552,118
Total Repurchase Agreements
(Cost $2,545,919)		2,545,919

Total Investments - 101.5%
(Cost $6,274,347)		$6,249,689
Other Assets & Liabilities, net - (1.5)%		(93,748)
Total Net Assets - 100.0%		$6,155,941

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	6	Mar 2023	$1,158,450	$49,069

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P 500 Index	Receive	4.60% (SOFR + 0.30%)	At Maturity	01/25/23	359	$1,378,608	$54,660
Goldman Sachs International	S&P 500 Index	Receive	4.63% (Federal Funds Rate + 0.30%)	At Maturity	01/26/23	714	2,742,205	45,654
BNP Paribas	S&P 500 Index	Receive	4.53% (Federal Funds Rate + 0.20%)	At Maturity	01/26/23	236	907,764	32,739
							$5,028,577	$133,053

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$929,214	$—	$—	$929,214
Federal Agency Notes	—	1,324,759	—	1,324,759
Federal Agency Discount Notes	—	1,295,961	—	1,295,961
U.S. Treasury Bills	—	153,836	—	153,836
Repurchase Agreements	—	2,545,919	—	2,545,919
Equity Futures Contracts**	49,069	—	—	49,069
Equity Index Swap Agreements**	—	133,053	—	133,053
Total Assets	$978,283	$5,453,528	$—	$6,431,811

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$357,825	$—	$—	$—	$(12,081)	$345,744	14,382	$9,838
Guggenheim Ultra Short Duration Fund — Institutional Class	350,417	250,000	—	—	(16,947)	583,470	60,526	13,177
	$708,242	$250,000	$—	$—	$(29,028)	$929,214		$23,015

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $2,774,305)	$2,774,556
Investments in affiliated issuers, at value (cost $954,123)	929,214
Repurchase agreements, at value (cost $2,545,919)	2,545,919
Segregated cash with broker	50,600
Unrealized appreciation on OTC swap agreements	133,053
Receivables:
Fund shares sold	44,977
Interest	6,239
Dividends	3,548
Variation margin on futures contracts	3,075
Total assets	6,491,181

Liabilities:
Payable for:
Fund shares redeemed	293,847
Swap settlement	19,531
Management fees	3,966
Transfer agent fees	2,472
Investor service fees	1,136
Portfolio accounting and administration fees	477
Trustees’ fees*	74
Miscellaneous	13,737
Total liabilities	335,240
Net assets	$6,155,941

Net assets consist of:
Paid in capital	$24,837,106
Total distributable earnings (loss)	(18,681,165)
Net assets	$6,155,941
Capital shares outstanding	169,798
Net asset value per share	$36.25

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$23,015
Interest	122,037
Total investment income	145,052

Expenses:
Management fees	69,318
Investor service fees	19,255
Transfer agent fees	18,883
Portfolio accounting and administration fees	10,166
Professional fees	7,935
Interest expense	1,269
Custodian fees	1,065
Trustees’ fees*	648
Line of credit fees	99
Miscellaneous	11,391
Total expenses	140,029
Less:
Expenses reimbursed by Adviser	(3,851)
Expenses waived by Adviser	(1,448)
Total waived/reimbursed expenses	(5,299)
Net expenses	134,730
Net investment income	10,322

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	47
Swap agreements	(930,028)
Futures contracts	(46,316)
Net realized loss	(976,297)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	258
Investments in affiliated issuers	(29,028)
Swap agreements	159,108
Futures contracts	54,055
Net change in unrealized appreciation (depreciation)	184,393
Net realized and unrealized loss	(791,904)
Net decrease in net assets resulting from operations	$(781,582)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$10,322	$(93,920)
Net realized loss on investments	(976,297)	(1,372,780)
Net change in unrealized appreciation (depreciation) on investments	184,393	(26,630)
Net decrease in net assets resulting from operations	(781,582)	(1,493,330)

Capital share transactions:
Proceeds from sale of shares	456,862,080	909,153,099
Distributions reinvested	—	—
Cost of shares redeemed	(452,412,255)	(906,579,104)
Net increase from capital share transactions	4,449,825	2,573,995
Net increase in net assets	3,668,243	1,080,665

Net assets:
Beginning of year	2,487,698	1,407,033
End of year	$6,155,941	$2,487,698

Capital share activity:
Shares sold	13,220,617	25,153,384
Shares redeemed	(13,130,813)	(25,107,575)
Net increase in shares	89,804	45,809

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$31.10	$41.16	$55.29	$72.35	$69.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	(.53)	(.48)	.44	.41
Net gain (loss) on investments (realized and unrealized)	5.10 [e]	(9.53)	(13.31)	(16.97)	2.34
Total from investment operations	5.15	(10.06)	(13.79)	(16.53)	2.75
Less distributions from:
Net investment income	—	—	(.34)	(.53)	—
Total distributions	—	—	(.34)	(.53)	—
Net asset value, end of period	$36.25	$31.10	$41.16	$55.29	$72.35

Total Return[b]	16.56%	(24.44%)	(25.02%)	(22.91%)	3.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,156	$2,488	$1,407	$1,759	$4,413
Ratios to average net assets:
Net investment income (loss)	0.13%	(1.48%)	(0.93%)	0.71%	0.61%
Total expenses[c]	1.82%	1.74%	1.88%	1.88%	1.77%
Net expenses[d]	1.75%	1.69%	1.83%	1.82%	1.76%
Portfolio turnover rate	—	1,675%	1,417%	442%	540%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the Reporting Period, NASDAQ-100 Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The Fund returned -34.14%, while the NASDAQ-100 Index returned -32.38% over the same time period.

The only sectors contributing to the return of the underlying index for the Reporting Period were Utilities and Health Care. The sectors detracting the most from the return of the underlying index were Information Technology, Consumer Discretionary, and Communication Services.

The holdings contributing the most to the return of the underlying index were Gilead Sciences, Inc., Amgen, Inc., and T-Mobile US, Inc. The holdings detracting the most were Tesla, Inc., Amazon.com, Inc., and Apple, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 7, 1997

Ten Largest Holdings	(% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	17.3%
Guggenheim Strategy Fund II	15.9%
Microsoft Corp.	7.4%
Apple, Inc.	7.0%
Amazon.com, Inc.	3.6%
Alphabet, Inc. — Class C	2.3%
Alphabet, Inc. — Class A	2.2%
NVIDIA Corp.	2.0%
Tesla, Inc.	1.6%
Meta Platforms, Inc. — Class A	1.5%
Top Ten Total	60.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
NASDAQ-100® Fund	(34.14%)	10.00%	14.37%
NASDAQ-100 Index	(32.38%)	12.36%	16.45%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

30 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
NASDAQ-100® FUND

	Shares	Value
COMMON STOCKS† - 59.2%

Technology - 27.5%
Microsoft Corp.	20,172	$4,837,649
Apple, Inc.	34,768	4,517,406
NVIDIA Corp.	8,672	1,267,326
Broadcom, Inc.	1,428	798,437
Adobe, Inc.*	1,639	551,573
Texas Instruments, Inc.	3,199	528,539
QUALCOMM, Inc.	3,952	434,483
Intuit, Inc.	991	385,717
Intel Corp.	14,548	384,504
Advanced Micro Devices, Inc.*	5,684	368,153
Applied Materials, Inc.	3,033	295,353
Analog Devices, Inc.	1,796	294,598
Fiserv, Inc.*	2,240	226,397
Activision Blizzard, Inc.	2,759	211,201
Lam Research Corp.	481	202,164
Micron Technology, Inc.	3,833	191,573
KLA Corp.	500	188,515
Synopsys, Inc.*	539	172,097
ASML Holding N.V. — Class G	312	170,477
Cadence Design Systems, Inc.*	968	155,500
Paychex, Inc.	1,270	146,761
NXP Semiconductor N.V.	913	144,281
Autodesk, Inc.*	761	142,208
Microchip Technology, Inc.	1,939	136,215
Fortinet, Inc.*	2,755	134,692
Workday, Inc. — Class A*	712	119,139
Electronic Arts, Inc.	974	119,003
Marvell Technology, Inc.	3,006	111,342
Cognizant Technology Solutions Corp. — Class A	1,812	103,628
GLOBALFOUNDRIES, Inc.*,1	1,921	103,523
Crowdstrike Holdings, Inc. — Class A*	770	81,074
Datadog, Inc. — Class A*	1,030	75,705
ANSYS, Inc.*	307	74,168
Atlassian Corp. — Class A*	523	67,300
Zoom Video Communications, Inc. — Class A*	866	58,663
Zscaler, Inc.*	509	56,957
Total Technology		17,856,321

Communications - 15.2%
Amazon.com, Inc.*	27,721	2,328,564
Alphabet, Inc. — Class C*	16,538	1,467,417
Alphabet, Inc. — Class A*	16,543	1,459,589
Meta Platforms, Inc. — Class A*	7,927	953,935
Cisco Systems, Inc.	14,482	689,923
T-Mobile US, Inc.*	4,386	614,040
Comcast Corp. — Class A	15,207	531,789
Netflix, Inc.*	1,569	462,667
Booking Holdings, Inc.*	137	276,093
Charter Communications, Inc. — Class A*	549	186,166
MercadoLibre, Inc.*	177	149,784
Palo Alto Networks, Inc.*	1,066	148,750
Pinduoduo, Inc. ADR*	1,650	134,557
Airbnb, Inc. — Class A*	1,404	120,042
JD.com, Inc. ADR	1,713	96,151
Warner Bros Discovery, Inc.*	8,561	81,158
Sirius XM Holdings, Inc.[1]	13,711	80,072
eBay, Inc.	1,913	79,332
Total Communications		9,860,029

Consumer, Non-cyclical - 8.6%
PepsiCo, Inc.	4,857	877,466
Amgen, Inc.	1,897	498,228
Gilead Sciences, Inc.	4,465	383,320
Automatic Data Processing, Inc.	1,462	349,213
Intuitive Surgical, Inc.*	1,258	333,810
Mondelez International, Inc. — Class A	4,814	320,853
PayPal Holdings, Inc.*	4,019	286,233
Regeneron Pharmaceuticals, Inc.*	378	272,723
Vertex Pharmaceuticals, Inc.*	915	264,234
Moderna, Inc.*	1,369	245,900
Monster Beverage Corp.*	1,840	186,815
Keurig Dr Pepper, Inc.	4,993	178,050
Kraft Heinz Co.	4,318	175,786
Cintas Corp.	358	161,680
Dexcom, Inc.*	1,379	156,158
AstraZeneca plc ADR	2,185	148,143
Biogen, Inc.*	515	142,614
IDEXX Laboratories, Inc.*	292	119,125
Illumina, Inc.*	563	113,839
CoStar Group, Inc.*	1,434	110,820
Verisk Analytics, Inc. — Class A	551	97,207
Seagen, Inc.*	665	85,459
Align Technology, Inc.*	281	59,263
Total Consumer, Non-cyclical		5,566,939

Consumer, Cyclical - 5.3%
Tesla, Inc.*	8,581	1,057,008
Costco Wholesale Corp.	1,560	712,140
Starbucks Corp.	4,046	401,363
O’Reilly Automotive, Inc.*	221	186,531
Marriott International, Inc. — Class A	1,117	166,310
Ross Stores, Inc.	1,223	141,954
Lululemon Athletica, Inc.*	432	138,404
PACCAR, Inc.	1,227	121,436
Walgreens Boots Alliance, Inc.	3,049	113,911
Dollar Tree, Inc.*	780	110,323
Copart, Inc.*	1,679	102,234
Fastenal Co.	2,019	95,539
Rivian Automotive, Inc. — Class A*	3,219	59,326
Lucid Group, Inc.*,1	5,924	40,461
Total Consumer, Cyclical		3,446,940

Industrial - 1.3%
Honeywell International, Inc.	2,370	507,891
CSX Corp.	7,411	229,593
Old Dominion Freight Line, Inc.	390	110,674
Total Industrial		848,158

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
NASDAQ-100® FUND

	Shares	Value
Utilities - 0.8%
American Electric Power Company, Inc.	1,812	$172,049
Exelon Corp.	3,503	151,435
Xcel Energy, Inc.	1,929	135,242
Constellation Energy Corp.	1,153	99,400
Total Utilities		558,126

Energy - 0.5%
Enphase Energy, Inc.*	479	126,916
Baker Hughes Co.	3,531	104,270
Diamondback Energy, Inc.	620	84,804
Total Energy		315,990

Total Common Stocks
(Cost $23,036,142)		38,452,503

MUTUAL FUNDS† - 33.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	1,166,612	11,246,136
Guggenheim Strategy Fund II2	430,196	10,341,915
Total Mutual Funds
(Cost $22,220,138)		21,588,051

	Face Amount
U.S. TREASURY BILLS†† - 3.9%
U.S. Treasury Bills
3.89% due 01/12/23[3,4]	$1,600,000	1,598,612
3.79% due 01/17/23[4,5]	910,000	908,698
Total U.S. Treasury Bills
(Cost $2,506,529)		2,507,310

REPURCHASE AGREEMENTS††,6 - 5.8%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[3]	2,145,038	2,145,038
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[3]	825,014	825,014
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[3]	822,459	822,459
Total Repurchase Agreements
(Cost $3,792,511)		3,792,511

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.3%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[8]	173,078	173,078
Total Securities Lending Collateral
(Cost $173,078)		173,078

Total Investments - 102.4%
(Cost $51,728,398)		$66,513,453
Other Assets & Liabilities, net - (2.4)%		(1,553,750)
Total Net Assets - 100.0%		$64,959,703

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	47	Mar 2023	$10,361,620	$(762,866)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	Pay	4.83% (Federal Funds Rate + 0.50%)	At Maturity	01/26/23	173	$1,892,938	$(131,391)
BNP Paribas	NASDAQ-100 Index	Pay	4.98% (Federal Funds Rate + 0.65%)	At Maturity	01/26/23	632	6,910,197	(299,627)
Barclays Bank plc	NASDAQ-100 Index	Pay	4.80% (SOFR + 0.50%)	At Maturity	01/25/23	669	7,320,007	(482,079)
							$16,123,142	$(913,097)

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$38,452,503	$—	$—	$38,452,503
Mutual Funds	21,588,051	—	—	21,588,051
U.S. Treasury Bills	—	2,507,310	—	2,507,310
Repurchase Agreements	—	3,792,511	—	3,792,511
Securities Lending Collateral	173,078	—	—	173,078
Total Assets	$60,213,632	$6,299,821	$—	$66,513,453

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$762,866	$—	$—	$762,866
Equity Index Swap Agreements**	—	913,097	—	913,097
Total Liabilities	$762,866	$913,097	$—	$1,675,963

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$17,866,840	$—	$(7,000,000)	$(185,837)	$(339,088)	$10,341,915	430,196	$356,431
Guggenheim Ultra Short Duration Fund — Institutional Class	8,572,788	3,000,000	—	—	(326,652)	11,246,136	1,166,612	254,748
	$26,439,628	$3,000,000	$(7,000,000)	$(185,837)	$(665,740)	$21,588,051		$611,179

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value - including $168,000 of securities loaned (cost $25,715,749)	$41,132,891
Investments in affiliated issuers, at value (cost $22,220,138)	21,588,051
Repurchase agreements, at value (cost $3,792,511)	3,792,511
Receivables:
Fund shares sold	167,283
Dividends	101,203
Interest	895
Securities lending income	721
Total assets	66,783,555

Liabilities:
Unrealized depreciation on OTC swap agreements	913,097
Payable for:
Swap settlement	437,188
Return of securities lending collateral	173,078
Management fees	42,574
Transfer agent fees	22,676
Investor service fees	14,987
Fund shares redeemed	10,873
Portfolio accounting and administration fees	9,292
Variation margin on futures contracts	9,165
Trustees’ fees*	1,009
Miscellaneous	189,913
Total liabilities	1,823,852
Net assets	$64,959,703

Net assets consist of:
Paid in capital	$65,218,551
Total distributable earnings (loss)	(258,848)
Net assets	$64,959,703
Capital shares outstanding	1,403,594
Net asset value per share	$46.28

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $800)	$508,509
Dividends from securities of affiliated issuers	611,179
Interest	101,607
Income from securities lending, net	13,348
Total investment income	1,234,643

Expenses:
Management fees	673,875
Investor service fees	224,625
Transfer agent fees	256,278
Professional fees	156,651
Portfolio accounting and administration fees	112,014
Trustees’ fees*	16,038
Custodian fees	13,249
Interest expense	430
Line of credit fees	266
Miscellaneous	79,939
Total expenses	1,533,365
Less:
Expenses waived by Adviser	(28,133)
Net expenses	1,505,232
Net investment loss	(270,589)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	277,002
Investments in affiliated issuers	(185,837)
Swap agreements	(3,217,104)
Futures contracts	(7,163,223)
Net realized loss	(10,289,162)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(33,318,555)
Investments in affiliated issuers	(665,740)
Swap agreements	(1,007,205)
Futures contracts	(964,599)
Net change in unrealized appreciation (depreciation)	(35,956,099)
Net realized and unrealized loss	(46,245,261)
Net decrease in net assets resulting from operations	$(46,515,850)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(270,589)	$(1,011,552)
Net realized gain (loss) on investments	(10,289,162)	10,110,149
Net change in unrealized appreciation (depreciation) on investments	(35,956,099)	17,509,910
Net increase (decrease) in net assets resulting from operations	(46,515,850)	26,608,507

Distributions to shareholders	(2,858,771)	(9,244,565)

Capital share transactions:
Proceeds from sale of shares	205,400,530	181,177,063
Distributions reinvested	2,858,771	9,244,565
Cost of shares redeemed	(233,329,698)	(181,167,449)
Net increase (decrease) from capital share transactions	(25,070,397)	9,254,179
Net increase (decrease) in net assets	(74,445,018)	26,618,121

Net assets:
Beginning of year	139,404,721	112,786,600
End of year	$64,959,703	$139,404,721

Capital share activity:
Shares sold	3,593,298	2,682,315
Shares issued from reinvestment of distributions	54,113	138,849
Shares redeemed	(4,156,462)	(2,704,320)
Net increase (decrease) in shares	(509,051)	116,844

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$72.89	$62.81	$48.86	$36.56	$38.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.56)	(.31)	.18	.04
Net gain (loss) on investments (realized and unrealized)	(24.48)	16.09	21.04	13.20	(.49)
Total from investment operations	(24.65)	15.53	20.73	13.38	(.45)
Less distributions from:
Net investment income	—	—	(.17)	(.05)	—
Net realized gains	(1.96)	(5.45)	(6.61)	(1.03)	(1.69)
Total distributions	(1.96)	(5.45)	(6.78)	(1.08)	(1.69)
Net asset value, end of period	$46.28	$72.89	$62.81	$48.86	$36.56

Total Return[b]	(34.14%)	25.54%	44.96%	36.86%	(1.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,960	$139,405	$112,787	$86,623	$60,616
Ratios to average net assets:
Net investment income (loss)	(0.30%)	(0.83%)	(0.58%)	0.41%	0.11%
Total expenses[c]	1.71%	1.63%	1.76%	1.76%	1.66%
Net expenses[d]	1.68%	1.61%	1.72%	1.70%	1.66%
Portfolio turnover rate	168%	57%	142%	61%	80%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Inverse NASDAQ-100 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index. Inverse NASDAQ-100® Strategy Fund returned 34.78%, while the NASDAQ-100 Index returned -32.38%.

The only sectors contributing to the return of the underlying index for the Reporting Period were Utilities and Health Care. The sectors detracting the most from the return of the underlying index were Information Technology, Consumer Discretionary, and Communication Services.

The holdings contributing the most to the return of the underlying index were Gilead Sciences, Inc., Amgen, Inc., and T-Mobile US, Inc. The holdings detracting the most were Tesla, Inc., Amazon.com, Inc., and Apple, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings	(% of Total Net Assets)
Guggenheim Strategy Fund II	3.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.5%
Total	5.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	34.78%	(15.29%)	(17.30%)
NASDAQ-100 Index	(32.38%)	12.36%	16.45%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2022
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 5.5%
Guggenheim Strategy Fund II1	10,880	$261,546
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	22,830	220,078
Total Mutual Funds
(Cost $495,909)		481,624

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 13.7%
Federal Home Loan Bank
4.05% due 01/27/23[2]	$700,000	698,077
Federal Farm Credit Bank
4.14% due 02/02/23[2]	500,000	498,160
Total Federal Agency Discount Notes
(Cost $1,196,112)		1,196,237

FEDERAL AGENCY NOTES†† - 11.5%
Federal Home Loan Bank
4.36% (SOFR + 0.06%, Rate Floor: 0.00%) due 03/14/23◊	1,000,000	1,000,077
Total Federal Agency Notes
(Cost $1,000,000)		1,000,077

U.S. TREASURY BILLS†† - 6.9%
U.S. Treasury Bills
3.89% due 01/12/23[2,3]	600,000	599,479
Total U.S. Treasury Bills
(Cost $599,288)		599,479

REPURCHASE AGREEMENTS††,4 - 56.8%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[3]	2,793,036	2,793,036
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[3]	1,074,244	1,074,244
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[3]	1,070,918	1,070,918
Total Repurchase Agreements
(Cost $4,938,198)		4,938,198

Total Investments - 94.4%
(Cost $8,229,507)		$8,215,615
Other Assets & Liabilities, net - 5.6%		483,198
Total Net Assets - 100.0%		$8,698,813

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	NASDAQ-100 Index	Receive	4.65% (SOFR + 0.35%)	At Maturity	01/25/23	156	$1,703,402	$138,896
Goldman Sachs International	NASDAQ-100 Index	Receive	4.63% (Federal Funds Rate + 0.30%)	At Maturity	01/26/23	117	1,276,171	88,582
BNP Paribas	NASDAQ-100 Index	Receive	4.58% (Federal Funds Rate + 0.25%)	At Maturity	01/26/23	521	5,701,443	39,420
							$8,681,016	$266,898

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$481,624	$—	$—	$481,624
Federal Agency Discount Notes	—	1,196,237	—	1,196,237
Federal Agency Notes	—	1,000,077	—	1,000,077
U.S. Treasury Bills	—	599,479	—	599,479
Repurchase Agreements	—	4,938,198	—	4,938,198
Equity Index Swap Agreements**	—	266,898	—	266,898
Total Assets	$481,624	$8,000,889	$—	$8,482,513

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$131,337	$200,000	$(60,000)	$(795)	$(8,996)	$261,546	10,880	$7,603
Guggenheim Ultra Short Duration Fund — Institutional Class	330,143	200,000	(300,000)	(3,977)	(6,088)	220,078	22,830	5,741
	$461,480	$400,000	$(360,000)	$(4,772)	$(15,084)	$481,624		$13,344

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $2,795,400)	$2,795,793
Investments in affiliated issuers, at value (cost $495,909)	481,624
Repurchase agreements, at value (cost $4,938,198)	4,938,198
Segregated cash with broker	31,600
Unrealized appreciation on OTC swap agreements	266,898
Receivables:
Fund shares sold	323,331
Swap settlement	6,901
Interest	3,317
Dividends	1,869
Total assets	8,849,531

Liabilities:
Segregated cash due to broker	120,000
Payable for:
Fund shares redeemed	8,703
Management fees	3,883
Transfer agent fees	2,602
Investor service fees	1,092
Variation margin on futures contracts	561
Portfolio accounting and administration fees	458
Trustees’ fees*	68
Miscellaneous	13,351
Total liabilities	150,718
Net assets	$8,698,813

Net assets consist of:
Paid in capital	$16,622,656
Total distributable earnings (loss)	(7,923,843)
Net assets	$8,698,813
Capital shares outstanding	342,234
Net asset value per share	$25.42

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$13,344
Interest	140,789
Total investment income	154,133

Expenses:
Management fees	69,343
Investor service fees	19,262
Transfer agent fees	18,285
Professional fees	12,941
Portfolio accounting and administration fees	10,335
Interest expense	7,118
Custodian fees	1,088
Trustees’ fees*	587
Miscellaneous	10,648
Total expenses	149,607
Less:
Expenses reimbursed by Adviser	(3,853)
Expenses waived by Adviser	(735)
Total waived/reimbursed expenses	(4,588)
Net expenses	145,019
Net investment income	9,114

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	525
Investments in affiliated issuers	(4,772)
Swap agreements	80,036
Futures contracts	(26,248)
Net realized gain	49,541
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	393
Investments in affiliated issuers	(15,084)
Swap agreements	270,959
Net change in unrealized appreciation (depreciation)	256,268
Net realized and unrealized gain	305,809
Net increase in net assets resulting from operations	$314,923

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$9,114	$(8,844)
Net realized gain (loss) on investments	49,541	(258,814)
Net change in unrealized appreciation (depreciation) on investments	256,268	(4,099)
Net increase (decrease) in net assets resulting from operations	314,923	(271,757)

Capital share transactions:
Proceeds from sale of shares	106,230,169	17,764,324
Cost of shares redeemed	(99,499,765)	(16,302,674)
Net increase from capital share transactions	6,730,404	1,461,650
Net increase in net assets	7,045,327	1,189,893

Net assets:
Beginning of year	1,653,486	463,593
End of year	$8,698,813	$1,653,486

Capital share activity:
Shares sold	4,706,278	794,399
Shares redeemed	(4,451,724)	(725,045)
Net increase in shares	254,554	69,354

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$18.86	$25.30	$41.21	$57.64	$59.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.27)	(.33)	.34	.32
Net gain (loss) on investments (realized and unrealized)	6.53	(6.17)	(15.28)	(16.47)	(1.96)[e]
Total from investment operations	6.56	(6.44)	(15.61)	(16.13)	(1.64)
Less distributions from:
Net investment income	—	—	(.30)	(.30)	—
Total distributions	—	—	(.30)	(.30)	—
Net asset value, end of period	$25.42	$18.86	$25.30	$41.21	$57.64

Total Return[b]	34.78%	(25.45%)	(38.00%)	(28.01%)	(2.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,699	$1,653	$464	$592	$7,815
Ratios to average net assets:
Net investment income (loss)	0.12%	(1.23%)	(0.93%)	0.70%	0.58%
Total expenses[c]	1.94%	1.78%	1.92%	1.92%	1.83%
Net expenses[d]	1.88%	1.71%	1.87%	1.84%	1.83%
Portfolio turnover rate	63%	430%	681%	418%	136%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, S&P 500 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500 2x Strategy Fund returned -39.77%, while the S&P 500 Index returned -18.11% over the same time period.

The only sectors contributing to the return of the underlying index for the Reporting Period were Energy and Health Care. The sectors detracting the most from the return of the underlying index were Information Technology, Consumer Discretionary, and Communication Services.

The holdings contributing the most to the return of the underlying index were Exxon Mobil Corp., Chevron Corp., and Merck & Co., Inc. The holdings detracting the most were Apple, Inc., Amazon.com, Inc., and Tesla, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings	(% of Total Net Assets)
Apple, Inc.	4.7%
Microsoft Corp.	4.3%
Amazon.com, Inc.	1.8%
Berkshire Hathaway, Inc. — Class B	1.3%
Alphabet, Inc. — Class A	1.3%
UnitedHealth Group, Inc.	1.2%
Alphabet, Inc. — Class C	1.1%
Johnson & Johnson	1.1%
Exxon Mobil Corp.	1.1%
JPMorgan Chase & Co.	0.9%
Top Ten Total	18.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	(39.77%)	9.13%	18.65%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

46 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
S&P 500® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 76.8%

Consumer, Non-cyclical - 18.0%
UnitedHealth Group, Inc.	368	$195,106
Johnson & Johnson	1,030	181,950
Procter & Gamble Co.	934	141,557
Eli Lilly & Co.	311	113,776
Pfizer, Inc.	2,213	113,394
AbbVie, Inc.	697	112,642
Merck & Company, Inc.	999	110,839
PepsiCo, Inc.	543	98,098
Coca-Cola Co.	1,534	97,578
Thermo Fisher Scientific, Inc.	155	85,357
Abbott Laboratories	687	75,426
Danaher Corp.	258	68,478
Philip Morris International, Inc.	611	61,839
Bristol-Myers Squibb Co.	837	60,222
Amgen, Inc.	210	55,154
CVS Health Corp.	518	48,272
Elevance Health, Inc.	94	48,219
S&P Global, Inc.	131	43,877
Gilead Sciences, Inc.	495	42,496
Medtronic plc	524	40,725
Cigna Corp.	120	39,761
Automatic Data Processing, Inc.	163	38,934
Intuitive Surgical, Inc.*	139	36,884
Mondelez International, Inc. — Class A	538	35,858
Stryker Corp.	133	32,517
Altria Group, Inc.	706	32,271
PayPal Holdings, Inc.*	449	31,978
Regeneron Pharmaceuticals, Inc.*	42	30,303
Vertex Pharmaceuticals, Inc.*	101	29,167
Becton Dickinson and Co.	112	28,482
Zoetis, Inc.	184	26,965
Boston Scientific Corp.*	564	26,096
Colgate-Palmolive Co.	329	25,922
Humana, Inc.	50	25,609
Moderna, Inc.*	130	23,351
Estee Lauder Companies, Inc. — Class A	91	22,578
McKesson Corp.	56	21,007
HCA Healthcare, Inc.	84	20,157
Archer-Daniels-Midland Co.	216	20,056
General Mills, Inc.	234	19,621
Centene Corp.*	223	18,288
Edwards Lifesciences Corp.*	244	18,205
Kimberly-Clark Corp.	133	18,055
Moody’s Corp.	62	17,275
Dexcom, Inc.*	152	17,213
Corteva, Inc.	281	16,517
Biogen, Inc.*	57	15,784
Cintas Corp.	34	15,355
Sysco Corp.	200	15,290
Monster Beverage Corp.*	150	15,230
IQVIA Holdings, Inc.*	73	14,957
Constellation Brands, Inc. — Class A	64	14,832
IDEXX Laboratories, Inc.*	33	13,463
Hershey Co.	58	13,431
Kraft Heinz Co.	314	12,783
Illumina, Inc.*	63	12,739
CoStar Group, Inc.*	160	12,365
ResMed, Inc.	58	12,072
Keurig Dr Pepper, Inc.	335	11,946
Kroger Co.	257	11,457
Verisk Analytics, Inc. — Class A	62	10,938
Global Payments, Inc.	107	10,627
AmerisourceBergen Corp. — Class A	64	10,605
Zimmer Biomet Holdings, Inc.	83	10,583
Gartner, Inc.*	31	10,420
Baxter International, Inc.	199	10,143
United Rentals, Inc.*	27	9,596
Equifax, Inc.	48	9,329
Laboratory Corporation of America Holdings	35	8,242
McCormick & Company, Inc.	99	8,206
Quanta Services, Inc.	56	7,980
Cardinal Health, Inc.	103	7,918
Waters Corp.*	23	7,879
Church & Dwight Company, Inc.	97	7,819
Molina Healthcare, Inc.*	23	7,595
Hologic, Inc.*	99	7,406
Conagra Brands, Inc.	189	7,314
STERIS plc	39	7,203
Kellogg Co.	101	7,195
Tyson Foods, Inc. — Class A	114	7,096
Quest Diagnostics, Inc.	45	7,040
PerkinElmer, Inc.	50	7,011
Clorox Co.	49	6,876
West Pharmaceutical Services, Inc.	29	6,825
J M Smucker Co.	42	6,655
Cooper Companies, Inc.	19	6,283
Align Technology, Inc.*	29	6,116
Incyte Corp.*	73	5,863
Avery Dennison Corp.	32	5,792
FleetCor Technologies, Inc.*	29	5,327
Viatris, Inc.	478	5,320
Hormel Foods Corp.	114	5,193
Bio-Techne Corp.	62	5,139
Lamb Weston Holdings, Inc.	57	5,094
Brown-Forman Corp. — Class B	72	4,729
Teleflex, Inc.	18	4,493
Campbell Soup Co.	79	4,483
Charles River Laboratories International, Inc.*	20	4,358
Henry Schein, Inc.*	53	4,233
MarketAxess Holdings, Inc.	15	4,183
Molson Coors Beverage Co. — Class B	75	3,864
Universal Health Services, Inc. — Class B	25	3,522
Bio-Rad Laboratories, Inc. — Class A*	8	3,364
Rollins, Inc.	91	3,325
Catalent, Inc.*	71	3,196
Robert Half International, Inc.	43	3,175
Organon & Co.	100	2,793
Dentsply Sirona, Inc.	85	2,706

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
S&P 500® 2x STRATEGY FUND

	Shares	Value
DaVita, Inc.*	22	$1,643
Total Consumer, Non-cyclical		2,972,474

Technology - 16.7%
Apple, Inc.	5,896	766,067
Microsoft Corp.	2,938	704,591
NVIDIA Corp.	982	143,509
Broadcom, Inc.	160	89,461
Accenture plc — Class A	248	66,176
Adobe, Inc.*	183	61,585
Texas Instruments, Inc.	357	58,984
Salesforce, Inc.*	394	52,240
International Business Machines Corp.	357	50,298
Oracle Corp.	605	49,453
QUALCOMM, Inc.	442	48,593
Intuit, Inc.	111	43,203
Intel Corp.	1,627	43,002
Advanced Micro Devices, Inc.*	636	41,194
Analog Devices, Inc.	203	33,298
Applied Materials, Inc.	339	33,012
ServiceNow, Inc.*	80	31,062
Fiserv, Inc.*	250	25,267
Lam Research Corp.	54	22,696
Activision Blizzard, Inc.	281	21,511
Micron Technology, Inc.	428	21,391
KLA Corp.	56	21,114
Synopsys, Inc.*	60	19,157
Roper Technologies, Inc.	42	18,148
Cadence Design Systems, Inc.*	108	17,349
NXP Semiconductor N.V.	102	16,119
Autodesk, Inc.*	85	15,884
Fidelity National Information Services, Inc.	234	15,877
Microchip Technology, Inc.	217	15,244
Paychex, Inc.	127	14,676
MSCI, Inc. — Class A	31	14,420
Electronic Arts, Inc.	103	12,585
Fortinet, Inc.*	255	12,467
Cognizant Technology Solutions Corp. — Class A	202	11,552
ON Semiconductor Corp.*	170	10,603
HP, Inc.	349	9,378
ANSYS, Inc.*	34	8,214
Hewlett Packard Enterprise Co.	507	8,092
EPAM Systems, Inc.*	23	7,538
Take-Two Interactive Software, Inc.*	62	6,456
Monolithic Power Systems, Inc.	18	6,365
Broadridge Financial Solutions, Inc.	46	6,170
Paycom Software, Inc.*	19	5,896
Skyworks Solutions, Inc.	63	5,741
Leidos Holdings, Inc.	54	5,680
Tyler Technologies, Inc.*	17	5,481
Teradyne, Inc.	61	5,328
Akamai Technologies, Inc.*	62	5,227
NetApp, Inc.	86	5,165
Zebra Technologies Corp. — Class A*	20	5,128
Jack Henry & Associates, Inc.	29	5,091
PTC, Inc.*	42	5,042
Seagate Technology Holdings plc	76	3,998
Western Digital Corp.*	125	3,944
Ceridian HCM Holding, Inc.*	60	3,849
Qorvo, Inc.*	40	3,626
DXC Technology Co.*	91	2,412
Total Technology		2,745,609

Financial - 12.0%
Berkshire Hathaway, Inc. — Class B*	710	219,319
JPMorgan Chase & Co.	1,156	155,020
Visa, Inc. — Class A	644	133,797
Mastercard, Inc. — Class A	334	116,142
Bank of America Corp.	2,752	91,146
Wells Fargo & Co.	1,502	62,018
Charles Schwab Corp.	601	50,039
Goldman Sachs Group, Inc.	133	45,670
Morgan Stanley	519	44,125
BlackRock, Inc. — Class A	59	41,809
Prologis, Inc. REIT	365	41,146
American Tower Corp. — Class A REIT	183	38,770
Chubb Ltd.	163	35,958
American Express Co.	235	34,721
Citigroup, Inc.	763	34,510
Marsh & McLennan Companies, Inc.	195	32,269
Progressive Corp.	230	29,833
PNC Financial Services Group, Inc.	159	25,112
Aon plc — Class A	81	24,311
CME Group, Inc. — Class A	142	23,879
Equinix, Inc. REIT	36	23,581
U.S. Bancorp	533	23,244
Crown Castle, Inc. REIT	171	23,194
Intercontinental Exchange, Inc.	221	22,672
Truist Financial Corp.	523	22,505
MetLife, Inc.	260	18,816
American International Group, Inc.	293	18,529
Public Storage REIT	62	17,372
Travelers Companies, Inc.	92	17,249
Aflac, Inc.	223	16,043
Realty Income Corp. REIT	247	15,667
Arthur J Gallagher & Co.	83	15,649
Simon Property Group, Inc. REIT	129	15,155
Prudential Financial, Inc.	145	14,422
Allstate Corp.	104	14,102
Capital One Financial Corp.	150	13,944
Bank of New York Mellon Corp.	290	13,201
Ameriprise Financial, Inc.	42	13,078
VICI Properties, Inc. REIT	379	12,280
Welltower, Inc. REIT	186	12,192
SBA Communications Corp. REIT	43	12,053
Digital Realty Trust, Inc. REIT	113	11,330
State Street Corp.	145	11,248
Discover Financial Services	108	10,566
Willis Towers Watson plc	43	10,517
M&T Bank Corp.	68	9,864
T. Rowe Price Group, Inc.	88	9,597
CBRE Group, Inc. — Class A*	124	9,543
Hartford Financial Services Group, Inc.	125	9,479

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
S&P 500® 2x STRATEGY FUND

	Shares	Value
Arch Capital Group Ltd.*	146	$9,166
Weyerhaeuser Co. REIT	290	8,990
Fifth Third Bancorp	271	8,892
AvalonBay Communities, Inc. REIT	55	8,884
First Republic Bank	72	8,776
Alexandria Real Estate Equities, Inc. REIT	59	8,595
Nasdaq, Inc.	134	8,221
Raymond James Financial, Inc.	76	8,121
Huntington Bancshares, Inc.	568	8,009
Regions Financial Corp.	368	7,934
Equity Residential REIT	134	7,906
Extra Space Storage, Inc. REIT	53	7,801
Citizens Financial Group, Inc.	194	7,638
Principal Financial Group, Inc.	90	7,553
Northern Trust Corp.	82	7,256
Ventas, Inc. REIT	157	7,073
Mid-America Apartment Communities, Inc. REIT	45	7,065
Invitation Homes, Inc. REIT	229	6,788
KeyCorp	367	6,393
Cincinnati Financial Corp.	62	6,348
W R Berkley Corp.	81	5,878
Synchrony Financial	177	5,816
Iron Mountain, Inc. REIT	115	5,733
Essex Property Trust, Inc. REIT	26	5,510
Healthpeak Properties, Inc. REIT	212	5,315
Brown & Brown, Inc.	93	5,298
SVB Financial Group*	23	5,293
Cboe Global Markets, Inc.	42	5,270
Kimco Realty Corp. REIT	244	5,168
Everest Re Group Ltd.	15	4,969
UDR, Inc. REIT	122	4,725
Camden Property Trust REIT	42	4,699
Loews Corp.	78	4,550
Host Hotels & Resorts, Inc. REIT	282	4,526
Globe Life, Inc.	36	4,340
Regency Centers Corp. REIT	61	3,812
Boston Properties, Inc. REIT	56	3,784
Comerica, Inc.	52	3,476
Invesco Ltd.	179	3,220
Franklin Resources, Inc.	112	2,955
Federal Realty Investment Trust REIT	29	2,930
Zions Bancorp North America	59	2,900
Signature Bank	25	2,881
Assurant, Inc.	21	2,626
Lincoln National Corp.	61	1,874
Vornado Realty Trust REIT	63	1,311
Total Financial		1,982,954

Communications - 8.3%
Amazon.com, Inc.*	3,500	294,000
Alphabet, Inc. — Class A*	2,355	207,782
Alphabet, Inc. — Class C*	2,087	185,179
Meta Platforms, Inc. — Class A*	886	106,621
Cisco Systems, Inc.	1,618	77,082
Verizon Communications, Inc.	1,655	65,207
Walt Disney Co.*	718	62,380
Comcast Corp. — Class A	1,700	59,449
AT&T, Inc.	2,810	51,732
Netflix, Inc.*	175	51,604
T-Mobile US, Inc.*	235	32,900
Booking Holdings, Inc.*	15	30,229
Motorola Solutions, Inc.	66	17,009
Charter Communications, Inc. — Class A*	42	14,242
Arista Networks, Inc.*	98	11,892
Corning, Inc.	300	9,582
CDW Corp.	53	9,465
eBay, Inc.	214	8,875
Warner Bros Discovery, Inc.*	871	8,257
VeriSign, Inc.*	36	7,396
Omnicom Group, Inc.	80	6,526
FactSet Research Systems, Inc.	15	6,018
Etsy, Inc.*	50	5,989
Expedia Group, Inc.*	59	5,168
Interpublic Group of Companies, Inc.	153	5,096
Gen Digital, Inc.	228	4,886
Match Group, Inc.*	110	4,564
Juniper Networks, Inc.	128	4,091
Fox Corp. — Class A	119	3,614
F5, Inc.*	24	3,444
Paramount Global — Class B	199	3,359
News Corp. — Class A	151	2,748
Lumen Technologies, Inc.*	375	1,957
Fox Corp. — Class B	55	1,565
DISH Network Corp. — Class A*	99	1,390
News Corp. — Class B	46	849
Total Communications		1,372,147

Consumer, Cyclical - 6.9%
Tesla, Inc.*	1,058	130,325
Home Depot, Inc.	403	127,292
Costco Wholesale Corp.	174	79,431
Walmart, Inc.	556	78,835
McDonald’s Corp.	288	75,897
NIKE, Inc. — Class B	496	58,037
Lowe’s Companies, Inc.	244	48,615
Starbucks Corp.	452	44,838
TJX Companies, Inc.	457	36,377
Target Corp.	181	26,976
Dollar General Corp.	89	21,916
O’Reilly Automotive, Inc.*	25	21,101
General Motors Co.	560	18,838
Ford Motor Co.	1,557	18,108
AutoZone, Inc.*	7	17,263
Ross Stores, Inc.	137	15,902
Marriott International, Inc. — Class A	106	15,782
Chipotle Mexican Grill, Inc. — Class A*	11	15,262
Yum! Brands, Inc.	111	14,217
Cummins, Inc.	56	13,568
PACCAR, Inc.	137	13,559
Hilton Worldwide Holdings, Inc.	107	13,521
Dollar Tree, Inc.*	83	11,739
DR Horton, Inc.	123	10,964
Fastenal Co.	226	10,694

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
S&P 500® 2x STRATEGY FUND

	Shares	Value
Walgreens Boots Alliance, Inc.	283	$10,573
Copart, Inc.*	169	10,290
WW Grainger, Inc.	18	10,013
Aptiv plc*	107	9,965
Tractor Supply Co.	44	9,899
Ulta Beauty, Inc.*	21	9,850
Genuine Parts Co.	56	9,716
Lennar Corp. — Class A	100	9,050
Delta Air Lines, Inc.*	253	8,314
Southwest Airlines Co.	234	7,879
Darden Restaurants, Inc.	48	6,640
Best Buy Company, Inc.	79	6,337
Las Vegas Sands Corp.*	130	6,249
LKQ Corp.	100	5,341
United Airlines Holdings, Inc.*	129	4,863
Domino’s Pizza, Inc.	14	4,850
NVR, Inc.*	1	4,612
Pool Corp.	15	4,535
Royal Caribbean Cruises Ltd.*	86	4,251
MGM Resorts International	126	4,225
PulteGroup, Inc.	90	4,098
Live Nation Entertainment, Inc.*	56	3,905
Bath & Body Works, Inc.	91	3,835
CarMax, Inc.*	62	3,775
BorgWarner, Inc.	92	3,703
Tapestry, Inc.	95	3,618
VF Corp.	130	3,589
Caesars Entertainment, Inc.*	85	3,536
Advance Auto Parts, Inc.	24	3,529
Wynn Resorts Ltd.*	41	3,381
American Airlines Group, Inc.*	256	3,256
Carnival Corp.*	394	3,175
Hasbro, Inc.	51	3,112
Whirlpool Corp.	21	2,971
Alaska Air Group, Inc.*	50	2,147
Norwegian Cruise Line Holdings Ltd.*	166	2,032
Newell Brands, Inc.	148	1,936
Ralph Lauren Corp. — Class A	16	1,691
Total Consumer, Cyclical		1,143,798

Industrial - 6.5%
Raytheon Technologies Corp.	580	58,534
Honeywell International, Inc.	265	56,790
Union Pacific Corp.	242	50,111
United Parcel Service, Inc. — Class B	287	49,892
Caterpillar, Inc.	205	49,110
Deere & Co.	109	46,735
Lockheed Martin Corp.	92	44,757
Boeing Co.*	221	42,098
General Electric Co.	430	36,030
Northrop Grumman Corp.	57	31,100
3M Co.	218	26,143
CSX Corp.	828	25,651
Eaton Corporation plc	157	24,641
Illinois Tool Works, Inc.	110	24,233
Waste Management, Inc.	147	23,061
Emerson Electric Co.	234	22,478
Norfolk Southern Corp.	91	22,424
General Dynamics Corp.	89	22,082
Amphenol Corp. — Class A	234	17,817
Agilent Technologies, Inc.	117	17,509
Johnson Controls International plc	271	17,344
FedEx Corp.	94	16,281
L3Harris Technologies, Inc.	75	15,616
Trane Technologies plc	91	15,296
Parker-Hannifin Corp.	51	14,841
TE Connectivity Ltd.	125	14,350
Carrier Global Corp.	329	13,571
Mettler-Toledo International, Inc.*	9	13,009
Otis Worldwide Corp.	164	12,843
TransDigm Group, Inc.	20	12,593
AMETEK, Inc.	90	12,575
Keysight Technologies, Inc.*	70	11,975
Rockwell Automation, Inc.	45	11,591
Republic Services, Inc. — Class A	81	10,448
Old Dominion Freight Line, Inc.	36	10,216
Vulcan Materials Co.	52	9,106
Fortive Corp.	139	8,931
Ingersoll Rand, Inc.	159	8,308
Martin Marietta Materials, Inc.	24	8,111
Xylem, Inc.	71	7,850
Dover Corp.	55	7,447
Teledyne Technologies, Inc.*	18	7,198
Westinghouse Air Brake Technologies Corp.	72	7,186
Amcor plc	587	6,991
IDEX Corp.	30	6,850
Expeditors International of Washington, Inc.	63	6,547
Ball Corp.	124	6,341
Jacobs Solutions, Inc.	50	6,004
Textron, Inc.	82	5,806
J.B. Hunt Transport Services, Inc.	33	5,754
Howmet Aerospace, Inc.	145	5,714
Garmin Ltd.	60	5,537
Nordson Corp.	21	4,992
Trimble, Inc.*	97	4,904
Snap-on, Inc.	21	4,798
Packaging Corporation of America	36	4,605
Stanley Black & Decker, Inc.	58	4,357
CH Robinson Worldwide, Inc.	46	4,212
Masco Corp.	89	4,154
Huntington Ingalls Industries, Inc.	16	3,691
Allegion plc	35	3,684
Westrock Co.	100	3,516
Pentair plc	65	2,924
A O Smith Corp.	50	2,862
Sealed Air Corp.	57	2,843
Generac Holdings, Inc.*	25	2,516
Mohawk Industries, Inc.*	21	2,147
Total Industrial		1,069,631

Energy - 4.2%
Exxon Mobil Corp.	1,623	179,017
Chevron Corp.	702	126,002

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
S&P 500® 2x STRATEGY FUND

	Shares	Value
ConocoPhillips	491	$57,938
EOG Resources, Inc.	231	29,919
Schlumberger Ltd.	559	29,884
Marathon Petroleum Corp.	185	21,532
Pioneer Natural Resources Co.	94	21,469
Phillips 66	186	19,359
Valero Energy Corp.	152	19,283
Occidental Petroleum Corp.	286	18,015
Devon Energy Corp.	257	15,808
Williams Companies, Inc.	480	15,792
Hess Corp.	109	15,458
Enphase Energy, Inc.*	54	14,308
Halliburton Co.	358	14,087
Kinder Morgan, Inc.	779	14,084
Baker Hughes Co.	394	11,635
ONEOK, Inc.	176	11,563
Diamondback Energy, Inc.	69	9,438
Coterra Energy, Inc. — Class A	311	7,641
Marathon Oil Corp.	250	6,768
Targa Resources Corp.	89	6,542
SolarEdge Technologies, Inc.*	22	6,232
APA Corp.	127	5,928
First Solar, Inc.*	39	5,842
Equities Corp.	145	4,905
Total Energy		688,449

Utilities - 2.5%
NextEra Energy, Inc.	783	65,459
Duke Energy Corp.	304	31,309
Southern Co.	429	30,635
Dominion Energy, Inc.	328	20,113
American Electric Power Company, Inc.	202	19,180
Sempra Energy	124	19,163
Exelon Corp.	392	16,946
Xcel Energy, Inc.	216	15,144
Consolidated Edison, Inc.	140	13,343
Public Service Enterprise Group, Inc.	197	12,070
WEC Energy Group, Inc.	124	11,626
Eversource Energy	137	11,486
Constellation Energy Corp.	129	11,121
American Water Works Company, Inc.	72	10,974
PG&E Corp.*	634	10,309
Edison International	150	9,543
Entergy Corp.	81	9,112
Ameren Corp.	102	9,070
FirstEnergy Corp.	214	8,975
DTE Energy Co.	76	8,932
PPL Corp.	290	8,474
AES Corp.	263	7,564
CenterPoint Energy, Inc.	248	7,437
CMS Energy Corp.	114	7,220
Atmos Energy Corp.	55	6,164
Evergy, Inc.	90	5,664
Alliant Energy Corp.	99	5,466
NiSource, Inc.	160	4,387
Pinnacle West Capital Corp.	45	3,422
NRG Energy, Inc.	91	2,896
Total Utilities		403,204

Basic Materials - 1.7%
Linde plc	195	63,605
Air Products and Chemicals, Inc.	88	27,127
Sherwin-Williams Co.	93	22,072
Freeport-McMoRan, Inc.	563	21,394
Newmont Corp.	313	14,774
Ecolab, Inc.	98	14,265
Dow, Inc.	278	14,008
DuPont de Nemours, Inc.	196	13,451
Nucor Corp.	101	13,313
PPG Industries, Inc.	93	11,694
International Flavors & Fragrances, Inc.	100	10,484
Albemarle Corp.	46	9,976
LyondellBasell Industries N.V. — Class A	100	8,303
CF Industries Holdings, Inc.	77	6,560
Steel Dynamics, Inc.	66	6,448
FMC Corp.	50	6,240
Mosaic Co.	134	5,879
International Paper Co.	140	4,848
Celanese Corp. — Class A	39	3,987
Eastman Chemical Co.	47	3,828
Total Basic Materials		282,256

Total Common Stocks
(Cost $11,346,127)		12,660,522
	Face Amount
U.S. TREASURY BILLS†† - 14.5%
U.S. Treasury Bills
3.80% due 01/17/23[1,2]	$1,398,000	1,396,000
3.89% due 01/12/23[2,3]	850,000	849,262
3.61% due 01/12/23[2,3]	150,000	149,870
Total U.S. Treasury Bills
(Cost $2,394,412)		2,395,132

REPURCHASE AGREEMENTS††,4 - 44.9%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[3]	4,185,139	4,185,139
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[3]	1,609,669	1,609,669
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[3]	1,604,684	1,604,684
Total Repurchase Agreements
(Cost $7,399,492)		7,399,492

Total Investments - 136.2%
(Cost $21,140,031)		$22,455,146
Other Assets & Liabilities, net - (36.2)%		(5,972,888)
Total Net Assets - 100.0%		$16,482,258

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
S&P 500® 2x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	22	Mar 2023	$4,247,650	$(20,375)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	Pay	4.83% (Federal Funds Rate + 0.50%)	At Maturity	01/26/23	1,939	$7,444,608	$(10,315)
BNP Paribas	S&P 500 Index	Pay	4.93% (Federal Funds Rate + 0.60%)	At Maturity	01/26/23	584	2,242,897	(69,113)
Barclays Bank plc	S&P 500 Index	Pay	4.75% (SOFR + 0.45%)	At Maturity	01/25/23	1,612	6,190,386	(192,736)
							$15,877,891	$(272,164)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,660,522	$—	$—	$12,660,522
U.S. Treasury Bills	—	2,395,132	—	2,395,132
Repurchase Agreements	—	7,399,492	—	7,399,492
Total Assets	$12,660,522	$9,794,624	$—	$22,455,146

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$20,375	$—	$—	$20,375
Equity Index Swap Agreements**	—	272,164	—	272,164
Total Liabilities	$20,375	$272,164	$—	$292,539

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gugg84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$8,303,229	$—	$(8,235,872)	$(58,563)	$(8,794)	$—	—	$24,281
Guggenheim Ultra Short Duration Fund — Institutional Class	4,438,580	—	(4,316,735)	(126,020)	4,175	—	—	30,523
	$12,741,809	$—	$(12,552,607)	$(184,583)	$(4,619)	$—		$54,804

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $13,740,539)	$15,055,654
Repurchase agreements, at value (cost $7,399,492)	7,399,492
Cash	530
Segregated cash with broker	99,317
Receivables:
Securities sold	14,119,204
Dividends	37,963
Fund shares sold	14,569
Interest	1,746
Securities lending income	1
Total assets	36,728,476

Liabilities:
Unrealized depreciation on OTC swap agreements	272,164
Payable for:
Fund shares redeemed	17,201,902
Swap settlement	2,526,368
Professional fees	85,071
Management fees	43,461
Printing fees	16,595
Transfer agent fees	14,739
Investor service fees	12,073
Variation margin on futures contracts	11,275
Portfolio accounting and administration fees	5,070
Trustees’ fees*	2,692
Miscellaneous	54,808
Total liabilities	20,246,218
Net assets	$16,482,258

Net assets consist of:
Paid in capital	$46,907,612
Total distributable earnings (loss)	(30,425,354)
Net assets	$16,482,258
Capital shares outstanding	69,803
Net asset value per share	$236.13

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $132)	$471,938
Dividends from securities of affiliated issuers	54,804
Interest	261,830
Income from securities lending, net	105
Total investment income	788,677

Expenses:
Management fees	395,418
Investor service fees	109,838
Transfer agent fees	121,188
Professional fees	91,854
Portfolio accounting and administration fees	57,261
Trustees’ fees*	8,251
Custodian fees	6,961
Interest expense	3,486
Line of credit fees	2,784
Miscellaneous	10,391
Total expenses	807,432
Less:
Expenses reimbursed by Adviser	(21,968)
Expenses waived by Adviser	(6,064)
Total waived/reimbursed expenses	(28,032)
Net expenses	779,400
Net investment income	9,277

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(12,305,782)
Investments in affiliated issuers	(184,583)
Swap agreements	(15,452,330)
Futures contracts	(834,413)
Net realized loss	(28,777,108)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,416,557
Investments in affiliated issuers	(4,619)
Swap agreements	(2,922,305)
Futures contracts	(19,659)
Net change in unrealized appreciation (depreciation)	(1,530,026)
Net realized and unrealized loss	(30,307,134)
Net decrease in net assets resulting from operations	$(30,297,857)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$9,277	$(357,063)
Net realized gain (loss) on investments	(28,777,108)	19,000,258
Net change in unrealized appreciation (depreciation) on investments	(1,530,026)	563,164
Net increase (decrease) in net assets resulting from operations	(30,297,857)	19,206,359

Distributions to shareholders	(3,768,617)	—

Capital share transactions:
Proceeds from sale of shares	961,517,884	1,339,593,284
Distributions reinvested	3,768,617	—
Cost of shares redeemed	(1,005,586,879)	(1,304,638,359)
Net increase (decrease) from capital share transactions	(40,300,378)	34,954,925
Net increase (decrease) in net assets	(74,366,852)	54,161,284

Net assets:
Beginning of year	90,849,110	36,687,826
End of year	$16,482,258	$90,849,110

Capital share activity:
Shares sold	2,982,448	3,381,480
Shares issued from reinvestment of distributions	14,517	—
Shares redeemed	(3,109,135)	(3,315,816)
Net increase (decrease) in shares	(112,170)	65,664

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$499.24	$315.43	$313.21	$192.73	$244.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	(2.79)	(1.21)	1.59	1.48
Net gain (loss) on investments (realized and unrealized)	(192.13)	186.60	45.29 [e]	118.89	(35.10)
Total from investment operations	(192.06)	183.81	44.08	120.48	(33.62)
Less distributions from:
Net investment income	—	—	(1.68)	—	(.14)
Net realized gains	(71.05)	—	(40.18)	—	(17.89)
Total distributions	(71.05)	—	(41.86)	—	(18.03)
Net asset value, end of period	$236.13	$499.24	$315.43	$313.21	$192.73

Total Return[b]	(39.77%)	58.27%	18.10%	62.51%	(15.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,482	$90,849	$36,688	$54,196	$31,177
Ratios to average net assets:
Net investment income (loss)	0.02%	(0.68%)	(0.44%)	0.62%	0.60%
Total expenses[c]	1.84%	1.75%	1.87%	1.87%	1.77%
Net expenses[d]	1.77%	1.71%	1.83%	1.80%	1.77%
Portfolio turnover rate	1,703%	2,834%	2,610%	248%	424%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, NASDAQ-100® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index. NASDAQ-100® 2x Strategy Fund returned -61.04%, while the NASDAQ-100 Index returned -32.38% over the same time period.

The only sectors contributing to the return of the underlying index for the Reporting Period were Utilities and Health Care. The sectors detracting the most from the return of the underlying index were Information Technology, Consumer Discretionary, and Communication Services.

The holdings contributing the most to the return of the underlying index were Gilead Sciences, Inc., Amgen, Inc., and T-Mobile US, Inc. The holdings detracting the most were Tesla, Inc., Amazon.com, Inc., and Apple, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings	(% of Total Net Assets)
Microsoft Corp.	10.4%
Apple, Inc.	9.7%
Amazon.com, Inc.	5.0%
Alphabet, Inc. — Class C	3.1%
Alphabet, Inc. — Class A	3.1%
NVIDIA Corp.	2.7%
Tesla, Inc.	2.3%
Meta Platforms, Inc. — Class A	2.0%
PepsiCo, Inc.	1.9%
Broadcom, Inc.	1.7%
Top Ten Total	41.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	(61.04%)	12.83%	25.36%
NASDAQ-100 Index	(32.38%)	12.36%	16.45%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

58 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 82.3%

Technology - 38.2%
Microsoft Corp.	13,918	$3,337,815
Apple, Inc.	23,990	3,117,021
NVIDIA Corp.	5,983	874,356
Broadcom, Inc.	985	550,743
Adobe, Inc.*	1,131	380,615
Texas Instruments, Inc.	2,208	364,806
QUALCOMM, Inc.	2,727	299,806
Intuit, Inc.	684	266,226
Intel Corp.	10,038	265,304
Advanced Micro Devices, Inc.*	3,922	254,028
Applied Materials, Inc.	2,092	203,719
Analog Devices, Inc.	1,240	203,397
Fiserv, Inc.*	1,544	156,052
Activision Blizzard, Inc.	1,903	145,675
Lam Research Corp.	332	139,540
Micron Technology, Inc.	2,644	132,147
KLA Corp.	345	130,075
Synopsys, Inc.*	372	118,776
ASML Holding N.V. — Class G	215	117,476
Cadence Design Systems, Inc.*	668	107,308
Paychex, Inc.	877	101,346
NXP Semiconductor N.V.	631	99,717
Autodesk, Inc.*	526	98,294
Microchip Technology, Inc.	1,338	93,995
Fortinet, Inc.*	1,900	92,891
Workday, Inc. — Class A*	491	82,159
Electronic Arts, Inc.	671	81,983
Marvell Technology, Inc.	2,074	76,821
Cognizant Technology Solutions Corp. — Class A	1,251	71,544
GLOBALFOUNDRIES, Inc.*,1	1,326	71,458
Crowdstrike Holdings, Inc. — Class A*	531	55,909
Datadog, Inc. — Class A*	711	52,258
ANSYS, Inc.*	212	51,217
Atlassian Corp. — Class A*	361	46,453
Zoom Video Communications, Inc. — Class A*	598	40,509
Zscaler, Inc.*	351	39,277
Total Technology		12,320,716

Communications - 21.1%
Amazon.com, Inc.*	19,127	1,606,668
Alphabet, Inc. — Class C*	11,411	1,012,498
Alphabet, Inc. — Class A*	11,414	1,007,057
Meta Platforms, Inc. — Class A*	5,469	658,139
Cisco Systems, Inc.	9,993	476,067
T-Mobile US, Inc.*	3,026	423,640
Comcast Corp. — Class A	10,493	366,940
Netflix, Inc.*	1,083	319,355
Booking Holdings, Inc.*	94	189,436
Charter Communications, Inc. — Class A*	379	128,519
MercadoLibre, Inc.*	123	104,088
Palo Alto Networks, Inc.*	736	102,701
Pinduoduo, Inc. ADR*	1,138	92,804
Airbnb, Inc. — Class A*	969	82,850
JD.com, Inc. ADR	1,182	66,346
Warner Bros Discovery, Inc.*	5,906	55,989
Sirius XM Holdings, Inc.[1]	9,461	55,252
eBay, Inc.	1,320	54,740
Total Communications		6,803,089

Consumer, Non-cyclical - 11.9%
PepsiCo, Inc.	3,351	605,391
Amgen, Inc.	1,299	341,169
Gilead Sciences, Inc.	3,051	261,928
Automatic Data Processing, Inc.	1,009	241,010
Intuitive Surgical, Inc.*	860	228,201
Mondelez International, Inc. — Class A	3,321	221,345
PayPal Holdings, Inc.*	2,773	197,493
Regeneron Pharmaceuticals, Inc.*	260	187,587
Vertex Pharmaceuticals, Inc.*	624	180,199
Moderna, Inc.*	934	167,765
Monster Beverage Corp.*	1,270	128,943
Keurig Dr Pepper, Inc.	3,445	122,849
Kraft Heinz Co.	2,979	121,275
Cintas Corp.	247	111,550
Dexcom, Inc.*	940	106,445
AstraZeneca plc ADR	1,486	100,751
Biogen, Inc.*	350	96,922
IDEXX Laboratories, Inc.*	201	82,000
Illumina, Inc.*	383	77,443
CoStar Group, Inc.*	989	76,430
Verisk Analytics, Inc. — Class A	380	67,040
Seagen, Inc.*	452	58,087
Align Technology, Inc.*	190	40,071
Total Consumer, Non-cyclical		3,821,894

Consumer, Cyclical - 7.4%
Tesla, Inc.*	5,920	729,226
Costco Wholesale Corp.	1,077	491,651
Starbucks Corp.	2,792	276,966
O’Reilly Automotive, Inc.*	152	128,293
Marriott International, Inc. — Class A	771	114,794
Ross Stores, Inc.	844	97,963
Lululemon Athletica, Inc.*	297	95,153
PACCAR, Inc.	846	83,729
Walgreens Boots Alliance, Inc.	2,104	78,605
Dollar Tree, Inc.*	538	76,095
Copart, Inc.*	1,158	70,510
Fastenal Co.	1,393	65,917
Rivian Automotive, Inc. — Class A*	2,221	40,933
Lucid Group, Inc.*,1	4,087	27,914
Total Consumer, Cyclical		2,377,749

Industrial - 1.8%
Honeywell International, Inc.	1,635	350,380
CSX Corp.	5,113	158,401
Old Dominion Freight Line, Inc.	269	76,337
Total Industrial		585,118

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Utilities - 1.2%
American Electric Power Company, Inc.	1,250	$118,688
Exelon Corp.	2,417	104,487
Xcel Energy, Inc.	1,331	93,316
Constellation Energy Corp.	796	68,623
Total Utilities		385,114

Energy - 0.7%
Enphase Energy, Inc.*	331	87,702
Baker Hughes Co.	2,436	71,935
Diamondback Energy, Inc.	429	58,678
Total Energy		218,315

Total Common Stocks
(Cost $25,643,968)		26,511,995

	Face Amount
U.S. TREASURY BILLS†† - 9.1%
U.S. Treasury Bills
3.89% due 01/12/23[2,3]	$2,050,000	2,048,220
3.79% due 01/17/23[3,4]	878,000	876,744
Total U.S. Treasury Bills
(Cost $2,924,050)		2,924,964

REPURCHASE AGREEMENTS††,5 - 18.4%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[2]	3,358,005	3,358,005
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[2]	1,291,540	1,291,540
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[2]	1,287,541	1,287,541
Total Repurchase Agreements
(Cost $5,937,086)		5,937,086

	Shares
SECURITIES LENDING COLLATERAL†,6 - 0.4%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[7]	128,580	128,580
Total Securities Lending Collateral
(Cost $128,580)		128,580

Total Investments - 110.2%
(Cost $34,633,684)		$35,502,625
Other Assets & Liabilities, net - (10.2)%		(3,274,292)
Total Net Assets - 100.0%		$32,228,333

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	45	Mar 2023	$9,920,700	$(730,404)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	Pay	4.80% (SOFR + 0.50%)	At Maturity	01/25/23	345	$3,770,596	$(254,458)
Goldman Sachs International	NASDAQ-100 Index	Pay	4.83% (Federal Funds Rate + 0.50%)	At Maturity	01/26/23	667	7,300,458	(568,380)
BNP Paribas	NASDAQ-100 Index	Pay	4.98% (Federal Funds Rate + 0.65%)	At Maturity	01/26/23	1,531	16,748,285	(871,374)
							$27,819,339	$(1,694,212)

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$26,511,995	$—	$—	$26,511,995
U.S. Treasury Bills	—	2,924,964	—	2,924,964
Repurchase Agreements	—	5,937,086	—	5,937,086
Securities Lending Collateral	128,580	—	—	128,580
Total Assets	$26,640,575	$8,862,050	$—	$35,502,625

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$730,404	$—	$—	$730,404
Equity Index Swap Agreements**	—	1,694,212	—	1,694,212
Total Liabilities	$730,404	$1,694,212	$—	$2,424,616

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$18,444,006	$—	$(18,079,116)	$(178,513)	$(186,377)	$—	—	$113,138
Guggenheim Ultra Short Duration Fund — Institutional Class	825,598	5,000,000	(5,669,054)	(146,321)	(10,223)	—	—	38,120
	$19,269,604	$5,000,000	$(23,748,170)	$(324,834)	$(196,600)	$—		$151,258

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $124,807 of securities loaned (cost $28,696,598)	$29,565,539
Repurchase agreements, at value (cost $5,937,086)	5,937,086
Receivables:
Securities sold	3,029,199
Dividends	15,008
Interest	1,401
Securities lending income	612
Fund shares sold	189
Total assets	38,549,034

Liabilities:
Unrealized depreciation on OTC swap agreements	1,694,212
Payable for:
Fund shares redeemed	2,474,651
Swap settlement	1,843,700
Return of securities lending collateral	128,580
Management fees	31,962
Transfer agent fees	13,105
Investor service fees	8,878
Variation margin on futures contracts	8,775
Portfolio accounting and administration fees	3,729
Trustees’ fees*	595
Miscellaneous	112,514
Total liabilities	6,320,701
Net assets	$32,228,333

Net assets consist of:
Paid in capital	$83,296,412
Total distributable earnings (loss)	(51,068,079)
Net assets	$32,228,333
Capital shares outstanding	531,859
Net asset value per share	$60.60

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $570)	$321,552
Dividends from securities of affiliated issuers	151,258
Interest	319,093
Income from securities lending, net	8,480
Total investment income	800,383

Expenses:
Management fees	545,978
Investor service fees	151,660
Transfer agent fees	190,313
Professional fees	108,730
Portfolio accounting and administration fees	73,902
Trustees’ fees*	15,552
Custodian fees	9,420
Interest expense	1,568
Line of credit fees	1,030
Miscellaneous	27,659
Total expenses	1,125,812
Less:
Expenses reimbursed by Adviser	(30,333)
Expenses waived/reimbursed by Adviser	(7,432)
Total waived expenses	(37,765)
Net expenses	1,088,047
Net investment loss	(287,664)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,554,562
Investments in affiliated issuers	(324,834)
Swap agreements	(41,632,827)
Futures contracts	(3,152,647)
Net realized loss	(36,555,746)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(34,191,661)
Investments in affiliated issuers	(196,600)
Swap agreements	(4,589,330)
Futures contracts	(876,716)
Net change in unrealized appreciation (depreciation)	(39,854,307)
Net realized and unrealized loss	(76,410,053)
Net decrease in net assets resulting from operations	$(76,697,717)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(287,664)	$(1,502,290)
Net realized gain (loss) on investments	(36,555,746)	35,168,052
Net change in unrealized appreciation (depreciation) on investments	(39,854,307)	21,144,105
Net increase (decrease) in net assets resulting from operations	(76,697,717)	54,809,867

Distributions to shareholders	(10,383,440)	(19,515,328)

Capital share transactions:
Proceeds from sale of shares	598,677,754	557,462,126
Distributions reinvested	10,383,440	19,515,328
Cost of shares redeemed	(640,820,556)	(592,252,213)
Net decrease from capital share transactions	(31,759,362)	(15,274,759)
Net increase (decrease) in net assets	(118,840,519)	20,019,780

Net assets:
Beginning of year	151,068,852	131,049,072
End of year	$32,228,333	$151,068,852

Capital share activity:
Shares sold	5,634,677	3,353,125
Shares issued from reinvestment of distributions	125,087	120,816
Shares redeemed	(6,014,789)	(3,612,961)
Net decrease in shares	(255,025)	(139,020)

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$191.98	$141.54	$91.34	$50.68	$64.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(.49)	(1.74)	(.88)	.22	.14
Net gain (loss) on investments (realized and unrealized)	(111.42)	73.37	72.46	40.55	(2.70)
Total from investment operations	(111.91)	71.63	71.58	40.77	(2.56)
Less distributions from:
Net investment income	—	—	(.30)	(.11)	—
Net realized gains	(19.47)	(21.19)	(21.08)	—	(11.71)
Total distributions	(19.47)	(21.19)	(21.38)	(.11)	(11.71)
Net asset value, end of period	$60.60	$191.98	$141.54	$91.34	$50.68

Total Return[b]	(61.04%)	53.45%	86.87%	80.50%	(9.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,228	$151,069	$131,049	$99,811	$58,680
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(1.05%)	(0.83%)	0.30%	0.21%
Total expenses[c]	1.86%	1.78%	1.91%	1.91%	1.81%
Net expenses[d]	1.79%	1.74%	1.87%	1.84%	1.80%
Portfolio turnover rate	860%	392%	663%	346%	220%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for midcap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Mid-Cap 1.5x Strategy Fund maintained a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index. Mid-Cap 1.5x Strategy Fund returned -23.20%, while the S&P MidCap 400 Index returned -13.06% over the same period.

The only sectors contributing to the return of the underlying index for the Reporting Period were Energy and Consumer Staples. The sectors detracting the most from the return of the underlying index were Consumer Discretionary, Information Technology, and Real Estate.

The holdings contributing the most to the return of the underlying index were Steel Dynamics, First Solar, Inc., and Fair Isaac Corp. The holdings detracting the most were Trex Co., Inc., Synaptics, Inc., and Medical Properties Trust, Inc. REIT.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

66 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings	(% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	3.4%
Guggenheim Strategy Fund II	1.7%
Fair Isaac Corp.	0.5%
First Horizon Corp.	0.5%
United Therapeutics Corp.	0.4%
Hubbell, Inc.	0.4%
RPM International, Inc.	0.4%
Carlisle Companies, Inc.	0.4%
Reliance Steel & Aluminum Co.	0.4%
AECOM	0.4%
Top Ten Total	8.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	(23.20%)	4.75%	12.27%
S&P MidCap 400 Index	(13.06%)	6.71%	10.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	December 31, 2022
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 72.7%

Financial - 17.0%
First Horizon Corp.	858	$21,021
Rexford Industrial Realty, Inc. REIT	294	16,064
Annaly Capital Management, Inc. REIT	748	15,768
American Financial Group, Inc.	112	15,375
Reinsurance Group of America, Inc. — Class A	107	15,204
East West Bancorp, Inc.	225	14,828
CubeSmart REIT	358	14,410
Cullen/Frost Bankers, Inc.	103	13,771
STORE Capital Corp. REIT	425	13,626
Life Storage, Inc. REIT	136	13,396
Lamar Advertising Co. — Class A REIT	140	13,216
Webster Financial Corp.	278	13,161
National Retail Properties, Inc. REIT	286	13,087
RenaissanceRe Holdings Ltd.	70	12,896
Commerce Bancshares, Inc.	183	12,436
Unum Group	299	12,268
Jones Lang LaSalle, Inc.*	76	12,112
Interactive Brokers Group, Inc. — Class A	165	11,938
Healthcare Realty Trust, Inc. REIT	609	11,735
Old Republic International Corp.	453	10,940
Brixmor Property Group, Inc. REIT	480	10,882
Medical Properties Trust, Inc. REIT	957	10,661
Prosperity Bancshares, Inc.	146	10,611
Omega Healthcare Investors, Inc. REIT	375	10,481
EastGroup Properties, Inc. REIT	70	10,364
First Industrial Realty Trust, Inc. REIT	211	10,183
Jefferies Financial Group, Inc.	293	10,044
Stifel Financial Corp.	170	9,923
SEI Investments Co.	164	9,561
Voya Financial, Inc.	155	9,531
Affiliated Managers Group, Inc.	60	9,506
New York Community Bancorp, Inc.	1,088	9,357
Pinnacle Financial Partners, Inc.	122	8,955
Spirit Realty Capital, Inc. REIT	223	8,904
Kinsale Capital Group, Inc.	34	8,892
Synovus Financial Corp.	233	8,749
Glacier Bancorp, Inc.	177	8,747
United Bankshares, Inc.	215	8,705
First American Financial Corp.	166	8,688
RLI Corp.	65	8,533
Western Union Co.	618	8,510
Selective Insurance Group, Inc.	96	8,507
Old National Bancorp	469	8,433
Primerica, Inc.	59	8,367
Apartment Income REIT Corp.	240	8,234
Wintrust Financial Corp.	97	8,198
Rayonier, Inc. REIT	234	7,713
Hanover Insurance Group, Inc.	57	7,702
Valley National Bancorp	672	7,600
Kite Realty Group Trust REIT	350	7,368
FNB Corp.	561	7,321
Cadence Bank	292	7,201
First Financial Bankshares, Inc.	208	7,155
Bank OZK	177	7,091
Home BancShares, Inc.	303	6,905
Essent Group Ltd.	172	6,687
SLM Corp.	400	6,640
Hancock Whitney Corp.	137	6,629
Kilroy Realty Corp. REIT	168	6,497
Evercore, Inc. — Class A	57	6,217
Umpqua Holdings Corp.	347	6,194
MGIC Investment Corp.	475	6,175
Cousins Properties, Inc. REIT	242	6,120
Independence Realty Trust, Inc. REIT	358	6,036
UMB Financial Corp.	70	5,846
Brighthouse Financial, Inc.*	111	5,691
PotlatchDeltic Corp. REIT	129	5,675
Associated Banc-Corp.	241	5,565
Physicians Realty Trust REIT	365	5,282
Kemper Corp.	102	5,018
Janus Henderson Group plc	212	4,986
Bank of Hawaii Corp.	64	4,964
Federated Hermes, Inc. — Class B	135	4,902
National Storage Affiliates Trust REIT	135	4,876
Cathay General Bancorp	119	4,854
Texas Capital Bancshares, Inc.*	80	4,825
Highwoods Properties, Inc. REIT	168	4,701
Corporate Office Properties Trust REIT	180	4,669
Sabra Health Care REIT, Inc.	369	4,587
EPR Properties REIT	120	4,526
Fulton Financial Corp.	268	4,511
Douglas Emmett, Inc. REIT	281	4,406
PacWest Bancorp	188	4,315
Park Hotels & Resorts, Inc. REIT	360	4,244
CNO Financial Group, Inc.	183	4,182
Macerich Co. REIT	344	3,873
International Bancshares Corp.	84	3,844
Washington Federal, Inc.	105	3,523
SL Green Realty Corp. REIT	103	3,473
JBG SMITH Properties REIT	158	2,999
Pebblebrook Hotel Trust REIT	210	2,812
Navient Corp.	169	2,780
Total Financial		767,958

Industrial - 15.2%
Hubbell, Inc.	86	20,182
Carlisle Companies, Inc.	83	19,559
AECOM	223	18,940
Toro Co.	167	18,904
Graco, Inc.	270	18,160
Axon Enterprise, Inc.*	108	17,920
Builders FirstSource, Inc.*	235	15,247
Jabil, Inc.	215	14,663
AGCO Corp.	99	13,730
Knight-Swift Transportation Holdings, Inc.	257	13,469
Lincoln Electric Holdings, Inc.	92	13,293
Cognex Corp.	277	13,050
Regal Rexnord Corp.	106	12,718
Owens Corning	149	12,710
Lennox International, Inc.	52	12,440

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Tetra Tech, Inc.	85	$12,341
Fortune Brands Innovations, Inc.	205	11,708
Donaldson Company, Inc.	196	11,539
Middleby Corp.*	86	11,515
AptarGroup, Inc.	104	11,438
EMCOR Group, Inc.	76	11,256
Valmont Industries, Inc.	34	11,242
ITT, Inc.	132	10,705
Arrow Electronics, Inc.*	98	10,248
nVent Electric plc	266	10,233
Curtiss-Wright Corp.	61	10,186
MDU Resources Group, Inc.	325	9,860
Sonoco Products Co.	156	9,471
Landstar System, Inc.	57	9,285
Woodward, Inc.	96	9,275
Oshkosh Corp.	105	9,260
Clean Harbors, Inc.*	80	9,129
Littelfuse, Inc.	40	8,808
Saia, Inc.*	42	8,807
MSA Safety, Inc.	59	8,507
Acuity Brands, Inc.	51	8,446
MasTec, Inc.*	94	8,021
TopBuild Corp.*	51	7,981
Hexcel Corp.	135	7,945
Fluor Corp.*	227	7,868
Eagle Materials, Inc.	59	7,838
Coherent Corp.*	222	7,792
Novanta, Inc.*	57	7,745
Chart Industries, Inc.*	67	7,721
National Instruments Corp.	209	7,712
Crane Holdings Co.	76	7,634
Universal Display Corp.	70	7,563
Timken Co.	106	7,491
Trex Company, Inc.*	176	7,450
Stericycle, Inc.*	147	7,334
Silgan Holdings, Inc.	134	6,947
Louisiana-Pacific Corp.	115	6,808
Ryder System, Inc.	80	6,686
Watts Water Technologies, Inc. — Class A	44	6,434
Flowserve Corp.	209	6,412
TD SYNNEX Corp.	67	6,346
Kirby Corp.*	96	6,178
XPO, Inc.*	184	6,125
Avnet, Inc.	146	6,071
Simpson Manufacturing Company, Inc.	68	6,029
GATX Corp.	56	5,955
Vontier Corp.	253	4,890
Belden, Inc.	68	4,889
EnerSys	65	4,800
Terex Corp.	108	4,614
Vishay Intertechnology, Inc.	207	4,465
Dycom Industries, Inc.*	47	4,399
Mercury Systems, Inc.*	93	4,161
Enovis Corp.*	76	4,068
Esab Corp.	83	3,894
Werner Enterprises, Inc.	94	3,784
Energizer Holdings, Inc.	106	3,556
RXO, Inc.*	184	3,165
Kennametal, Inc.	129	3,104
Greif, Inc. — Class A	41	2,749
Worthington Industries, Inc.	49	2,436
Vicor Corp.*	36	1,935
Total Industrial		687,239

Consumer, Non-cyclical - 12.2%
United Therapeutics Corp.*	73	20,300
Neurocrine Biosciences, Inc.*	154	18,394
Service Corporation International	246	17,009
Jazz Pharmaceuticals plc*	101	16,090
Darling Ingredients, Inc.*	256	16,023
Performance Food Group Co.*	249	14,539
Repligen Corp.*	83	14,053
Penumbra, Inc.*	61	13,570
Paylocity Holding Corp.*	66	12,821
Halozyme Therapeutics, Inc.*	216	12,290
Chemed Corp.	24	12,250
Acadia Healthcare Company, Inc.*	146	12,019
Shockwave Medical, Inc.*	58	11,925
WEX, Inc.*	70	11,456
Masimo Corp.*	77	11,392
Bruker Corp.	160	10,936
Ingredion, Inc.	105	10,283
Encompass Health Corp.	160	9,570
Globus Medical, Inc. — Class A*	124	9,209
H&R Block, Inc.	249	9,091
Flowers Foods, Inc.	307	8,823
Envista Holdings Corp.*	261	8,788
FTI Consulting, Inc.*	55	8,734
Medpace Holdings, Inc.*	40	8,496
Tenet Healthcare Corp.*	173	8,441
HealthEquity, Inc.*	135	8,321
Exelixis, Inc.*	516	8,277
GXO Logistics, Inc.*	190	8,111
LHC Group, Inc.*	50	8,085
Post Holdings, Inc.*	87	7,853
Option Care Health, Inc.*	247	7,432
QuidelOrtho Corp.*	86	7,368
Perrigo Company plc	215	7,329
Euronet Worldwide, Inc.*	75	7,079
Azenta, Inc.*	120	6,986
Arrowhead Pharmaceuticals, Inc.*	169	6,855
Celsius Holdings, Inc.*	65	6,763
ManpowerGroup, Inc.	81	6,740
Avis Budget Group, Inc.*	40	6,557
ASGN, Inc.*	80	6,518
Integra LifeSciences Holdings Corp.*	116	6,504
Insperity, Inc.	57	6,475
Haemonetics Corp.*	81	6,371
Lancaster Colony Corp.	32	6,314
Syneos Health, Inc.*	165	6,052
Lantheus Holdings, Inc.*	110	5,606
BellRing Brands, Inc.*	217	5,564
Sprouts Farmers Market, Inc.*	169	5,470

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Neogen Corp.*	346	$5,270
Grand Canyon Education, Inc.*	49	5,177
ICU Medical, Inc.*	32	5,039
Coty, Inc. — Class A*	585	5,008
Boston Beer Company, Inc. — Class A*	15	4,943
Inari Medical, Inc.*	77	4,894
LivaNova plc*	86	4,776
Tandem Diabetes Care, Inc.*	103	4,630
Amedisys, Inc.*	52	4,344
Helen of Troy Ltd.*	38	4,215
Grocery Outlet Holding Corp.*	142	4,145
Brink’s Co.	74	3,975
Patterson Companies, Inc.	139	3,896
Progyny, Inc.*	120	3,738
STAAR Surgical Co.*	77	3,738
Graham Holdings Co. — Class B	6	3,625
Coca-Cola Consolidated, Inc.	7	3,586
Omnicell, Inc.*	71	3,580
John Wiley & Sons, Inc. — Class A	69	2,764
R1 RCM, Inc.*	220	2,409
Pilgrim’s Pride Corp.*	72	1,708
Sotera Health Co.*	158	1,316
Total Consumer, Non-cyclical		551,908

Consumer, Cyclical - 10.8%
Deckers Outdoor Corp.*	42	16,765
Five Below, Inc.*	89	15,741
BJ’s Wholesale Club Holdings, Inc.*	216	14,291
Casey’s General Stores, Inc.	60	13,461
Watsco, Inc.	53	13,218
Williams-Sonoma, Inc.	107	12,296
Capri Holdings Ltd.*	206	11,808
Lear Corp.	95	11,782
Churchill Downs, Inc.	53	11,206
Crocs, Inc.*	99	10,735
Dick’s Sporting Goods, Inc.	89	10,706
Gentex Corp.	375	10,226
Mattel, Inc.*	567	10,115
Wyndham Hotels & Resorts, Inc.	141	10,055
Texas Roadhouse, Inc. — Class A	107	9,732
Tempur Sealy International, Inc.	274	9,406
Murphy USA, Inc.	33	9,225
Skechers USA, Inc. — Class A*	215	9,019
Lithia Motors, Inc. — Class A	44	9,009
Macy’s, Inc.	433	8,941
Harley-Davidson, Inc.	213	8,861
Light & Wonder, Inc. — Class A*	150	8,790
Polaris, Inc.	87	8,787
IAA, Inc.*	214	8,560
Toll Brothers, Inc.	169	8,436
Brunswick Corp.	116	8,361
Univar Solutions, Inc.*	261	8,300
RH*	31	8,283
Marriott Vacations Worldwide Corp.	61	8,210
GameStop Corp. — Class A*,1	404	7,458
Penn Entertainment, Inc.*	248	7,366
PVH Corp.	104	7,341
Boyd Gaming Corp.	127	6,925
Leggett & Platt, Inc.	212	6,833
Wingstop, Inc.	48	6,606
Thor Industries, Inc.	86	6,492
MSC Industrial Direct Company, Inc. — Class A	76	6,209
Fox Factory Holding Corp.*	68	6,204
Wendy’s Co.	273	6,178
AutoNation, Inc.*	55	5,901
Visteon Corp.*	45	5,887
YETI Holdings, Inc.*	138	5,701
Adient plc*	152	5,273
Taylor Morrison Home Corp. — Class A*	173	5,251
FirstCash Holdings, Inc.	60	5,215
Columbia Sportswear Co.	57	4,992
Choice Hotels International, Inc.	44	4,956
Foot Locker, Inc.	127	4,799
Travel + Leisure Co.	130	4,732
Kohl’s Corp.	187	4,722
Victoria’s Secret & Co.*	130	4,651
Goodyear Tire & Rubber Co.*	452	4,588
Carter’s, Inc.	61	4,551
Topgolf Callaway Brands Corp.*	222	4,385
Ollie’s Bargain Outlet Holdings, Inc.*	93	4,356
KB Home	133	4,236
Papa John’s International, Inc.	51	4,198
Gap, Inc.	337	3,801
Hanesbrands, Inc.	558	3,549
JetBlue Airways Corp.*	518	3,357
Cracker Barrel Old Country Store, Inc.	35	3,316
Scotts Miracle-Gro Co. — Class A	65	3,158
Dana, Inc.	204	3,086
Under Armour, Inc. — Class A*	302	3,068
Nordstrom, Inc.	178	2,873
Under Armour, Inc. — Class C*	315	2,810
Total Consumer, Cyclical		489,349

Technology - 5.8%
Fair Isaac Corp.*	40	23,943
Lattice Semiconductor Corp.*	219	14,209
Wolfspeed, Inc.*	199	13,739
Genpact Ltd.	270	12,506
Dynatrace, Inc.*	322	12,333
Manhattan Associates, Inc.*	100	12,140
KBR, Inc.	219	11,563
CACI International, Inc. — Class A*	38	11,423
Science Applications International Corp.	88	9,762
Aspen Technology, Inc.*	46	9,448
Concentrix Corp.	68	9,055
ExlService Holdings, Inc.*	53	8,980
MKS Instruments, Inc.	91	7,710
Silicon Laboratories, Inc.*	53	7,191
Maximus, Inc.	97	7,113
Cirrus Logic, Inc.*	88	6,554
Power Integrations, Inc.	91	6,527
Qualys, Inc.*	55	6,173
Synaptics, Inc.*	64	6,090

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Super Micro Computer, Inc.*	74	$6,075
Lumentum Holdings, Inc.*	109	5,687
Teradata Corp.*	163	5,486
Envestnet, Inc.*	88	5,430
MACOM Technology Solutions Holdings, Inc.*	82	5,164
NCR Corp.*	220	5,150
IPG Photonics Corp.*	51	4,828
CommVault Systems, Inc.*	71	4,462
Blackbaud, Inc.*	71	4,179
ACI Worldwide, Inc.*	180	4,140
Amkor Technology, Inc.	161	3,861
Kyndryl Holdings, Inc.*	326	3,625
Allegro MicroSystems, Inc.*	104	3,122
SiTime Corp.*	26	2,642
Xerox Holdings Corp.	179	2,613
Total Technology		262,923

Basic Materials - 3.6%
RPM International, Inc.	207	20,172
Reliance Steel & Aluminum Co.	94	19,029
Cleveland-Cliffs, Inc.*	824	13,275
Alcoa Corp.	283	12,868
Royal Gold, Inc.	105	11,836
Olin Corp.	204	10,800
United States Steel Corp.	375	9,394
Valvoline, Inc.	283	9,240
Commercial Metals Co.	188	9,080
Ashland, Inc.	80	8,602
Chemours Co.	241	7,379
Cabot Corp.	90	6,016
Westlake Corp.	55	5,640
Sensient Technologies Corp.	67	4,886
Avient Corp.	137	4,625
Ingevity Corp.*	56	3,945
MP Materials Corp.*	148	3,593
NewMarket Corp.	11	3,422
Total Basic Materials		163,802

Energy - 3.1%
Antero Resources Corp.*	442	13,698
NOV, Inc.	628	13,119
HF Sinclair Corp.	215	11,156
Southwestern Energy Co.*	1,765	10,325
Matador Resources Co.	180	10,303
Murphy Oil Corp.	234	10,064
Range Resources Corp.	387	9,683
PDC Energy, Inc.	147	9,331
ChampionX Corp.	319	9,248
DT Midstream, Inc.	155	8,565
Sunrun, Inc.*	341	8,191
PBF Energy, Inc. — Class A	183	7,463
Antero Midstream Corp.	536	5,784
CNX Resources Corp.*	289	4,867
Equitrans Midstream Corp.	692	4,636
SunPower Corp. — Class A*	137	2,470
Total Energy		138,903

Utilities - 3.0%
Essential Utilities, Inc.	382	18,233
OGE Energy Corp.	320	12,656
UGI Corp.	335	12,418
National Fuel Gas Co.	146	9,242
IDACORP, Inc.	81	8,736
New Jersey Resources Corp.	154	7,642
Hawaiian Electric Industries, Inc.	175	7,324
Black Hills Corp.	104	7,315
Portland General Electric Co.	143	7,007
Ormat Technologies, Inc.	78	6,746
PNM Resources, Inc.	137	6,684
ONE Gas, Inc.	87	6,588
Southwest Gas Holdings, Inc.	99	6,126
ALLETE, Inc.	91	5,870
Spire, Inc.	84	5,784
NorthWestern Corp.	92	5,459
Total Utilities		133,830

Communications - 2.0%
Ciena Corp.*	237	12,082
Nexstar Media Group, Inc. — Class A	60	10,501
Iridium Communications, Inc.	201	10,332
Frontier Communications Parent, Inc.*	357	9,096
New York Times Co. — Class A	263	8,537
TEGNA, Inc.	357	7,565
Calix, Inc.*	91	6,227
Ziff Davis, Inc.*	75	5,932
Cable One, Inc.	8	5,695
World Wrestling Entertainment, Inc. — Class A	69	4,728
Viasat, Inc.*	121	3,830
TripAdvisor, Inc.*	168	3,021
Total Communications		87,546

Total Common Stocks
(Cost $2,770,071)		3,283,458

MUTUAL FUNDS† - 5.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	15,965	153,904
Guggenheim Strategy Fund II2	3,259	78,335
Total Mutual Funds
(Cost $231,938)		232,239

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 4.4%
U.S. Treasury Bills
3.89% due 01/12/23[3,4]	$200,000	$199,826
Total U.S. Treasury Bills
(Cost $199,763)		199,826

REPURCHASE AGREEMENTS††,5 - 21.7%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[3]	553,022	553,022
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[3]	212,701	212,701
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[3]	212,042	212,042
Total Repurchase Agreements
(Cost $977,765)		977,765

	Shares
SECURITIES LENDING COLLATERAL†,6 - 0.1%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[7]	5,717	5,717
Total Securities Lending Collateral
(Cost $5,717)		5,717

Total Investments - 104.1%
(Cost $4,185,254)		$4,699,005
Other Assets & Liabilities, net - (4.1)%		(183,296)
Total Net Assets - 100.0%		$4,515,709

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	S&P MidCap 400 Index	Pay	4.78% (Federal Funds Rate + 0.45%)	At Maturity	01/26/23	58	$141,387	$(4,459)
Goldman Sachs International	S&P MidCap 400 Index	Pay	4.58% (Federal Funds Rate + 0.25%)	At Maturity	01/26/23	908	2,207,842	(46,810)
Barclays Bank plc	S&P MidCap 400 Index	Pay	4.65% (SOFR + 0.35%)	At Maturity	01/25/23	465	1,128,917	(52,604)
							$3,478,146	$(103,873)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,283,458	$—	$—	$3,283,458
Mutual Funds	232,239	—	—	232,239
U.S. Treasury Bills	—	199,826	—	199,826
Repurchase Agreements	—	977,765	—	977,765
Securities Lending Collateral	5,717	—	—	5,717
Total Assets	$3,521,414	$1,177,591	$—	$4,699,005

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$103,873	$—	$103,873

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gugg84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$306,899	$—	$(225,000)	$2,149	$(5,713)	$78,335	3,259	$2,545
Guggenheim Ultra Short Duration Fund — Institutional Class	158,374	—	—	—	(4,470)	153,904	15,965	3,495
	$465,273	$—	$(225,000)	$2,149	$(10,183)	$232,239		$6,040

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value - including $5,593 of securities loaned (cost $2,975,551)	$3,489,001
Investments in affiliated issuers, at value (cost $231,938)	232,239
Repurchase agreements, at value (cost $977,765)	977,765
Cash	55
Receivables:
Dividends	5,025
Interest	231
Fund shares sold	183
Securities lending income	30
Total assets	4,704,529

Liabilities:
Unrealized depreciation on OTC swap agreements	103,873
Payable for:
Swap settlement	45,072
Fund shares redeemed	17,625
Return of securities lending collateral	5,717
Management fees	3,136
Transfer agent fees	1,247
Investor service fees	880
Portfolio accounting and administration fees	370
Trustees’ fees*	59
Miscellaneous	10,841
Total liabilities	188,820
Net assets	$4,515,709

Net assets consist of:
Paid in capital	$5,107,760
Total distributable earnings (loss)	(592,051)
Net assets	$4,515,709
Capital shares outstanding	25,965
Net asset value per share	$173.92

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$58,359
Dividends from securities of affiliated issuers	6,040
Interest	11,691
Income from securities lending, net	749
Total investment income	76,839

Expenses:
Management fees	41,811
Investor service fees	11,614
Transfer agent fees	12,890
Professional fees	6,815
Portfolio accounting and administration fees	5,832
Custodian fees	854
Trustees’ fees*	745
Line of credit fees	43
Miscellaneous	4,196
Total expenses	84,800
Less:
Expenses reimbursed by Adviser	(2,323)
Expenses waived by Adviser	(388)
Total waived/reimbursed expenses	(2,711)
Net expenses	82,089
Net investment loss	(5,250)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(185,168)
Investments in affiliated issuers	2,149
Swap agreements	(416,429)
Futures contracts	(10,501)
Net realized loss	(609,949)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(503,850)
Investments in affiliated issuers	(10,183)
Swap agreements	(243,232)
Futures contracts	(6,729)
Net change in unrealized appreciation (depreciation)	(763,994)
Net realized and unrealized loss	(1,373,943)
Net decrease in net assets resulting from operations	$(1,379,193)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(5,250)	$(40,515)
Net realized gain (loss) on investments	(609,949)	1,277,911
Net change in unrealized appreciation (depreciation) on investments	(763,994)	434,960
Net increase (decrease) in net assets resulting from operations	(1,379,193)	1,672,356

Distributions to shareholders	(281,786)	(866,639)

Capital share transactions:
Proceeds from sale of shares	3,206,486	6,260,708
Distributions reinvested	281,786	866,639
Cost of shares redeemed	(3,350,065)	(6,650,270)
Net increase from capital share transactions	138,207	477,077
Net increase (decrease) in net assets	(1,522,772)	1,282,794

Net assets:
Beginning of year	6,038,481	4,755,687
End of year	$4,515,709	$6,038,481

Capital share activity:
Shares sold	17,683	25,488
Shares issued from reinvestment of distributions	1,630	3,894
Shares redeemed	(18,208)	(27,691)
Net increase in shares	1,105	1,691

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019[e]	Year Ended December 31, 2018[e]
Per Share Data
Net asset value, beginning of period	$242.90	$205.26	$193.99	$144.00	$233.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(1.55)	(.12)	1.10	1.30
Net gain (loss) on investments (realized and unrealized)	(56.21)	70.95	12.09	50.79	(32.00)
Total from investment operations	(56.43)	69.40	11.97	51.89	(30.70)
Less distributions from:
Net investment income	—	—	(.15)	(1.90)	(.60)
Net realized gains	(12.55)	(31.76)	(.55)	—	(58.40)
Total distributions	(12.55)	(31.76)	(.70)	(1.90)	(59.00)
Net asset value, end of period	$173.92	$242.90	$205.26	$193.99	$144.00

Total Return[b]	(23.20%)	35.25%	10.69%	36.11%	(19.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,516	$6,038	$4,756	$5,444	$5,408
Ratios to average net assets:
Net investment income (loss)	(0.11%)	(0.65%)	(0.47%)	0.60%	0.67%
Total expenses[c]	1.83%	1.75%	1.87%	1.87%	1.78%
Net expenses[d]	1.77%	1.69%	1.81%	1.80%	1.78%
Portfolio turnover rate	154%	56%	472%	274%	368%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through December 31, 2019 have been restated to reflect a 1:10 reverse share split effective August 24, 2020.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Inverse Mid-Cap Strategy Fund maintained a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index. Inverse Mid-Cap Strategy Fund returned 9.01%, while the S&P MidCap 400 Index returned -13.06% over the same period.

The only sectors contributing to the return of the underlying index for the Reporting Period were Energy and Consumer Staples. The sectors detracting the most from the return of the underlying index were Consumer Discretionary, Information Technology, and Real Estate.

The holdings contributing the most to the return of the underlying index were Steel Dynamics, Inc., First Solar, Inc., and Fair Isaac Corp. The holdings detracting the most were Trex Company, Inc., Synaptics, Inc., and Medical Properties Trust, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings	(% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	13.2%
Guggenheim Strategy Fund II	8.2%
Total	21.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	9.01%	(11.08%)	(13.08%)
S&P MidCap 400 Index	(13.06%)	6.71%	10.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

78 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 21.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	3,280	$31,618
Guggenheim Strategy Fund II1	822	19,755
Total Mutual Funds
(Cost $52,024)		51,373

	Face Amount
FEDERAL AGENCY NOTES†† - 20.9%
Fannie Mae
2.38% due 01/19/23	$50,000	49,951
Total Federal Agency Notes
(Cost $49,954)		49,951

REPURCHASE AGREEMENTS††,2 - 50.2%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[3]	67,993	67,993
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[3]	26,151	26,151
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[3]	26,070	26,070
Total Repurchase Agreements
(Cost $120,214)		120,214

Total Investments - 92.5%
(Cost $222,192)		$221,538
Other Assets & Liabilities, net - 7.5%		18,068
Total Net Assets - 100.0%		$239,606

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P MidCap 400 Index	Receive	4.50% (SOFR + 0.20%)	At Maturity	01/25/23	49	$119,885	$2,554
Goldman Sachs International	S&P MidCap 400 Index	Receive	4.28% (Federal Funds Rate - 0.05%)	At Maturity	01/26/23	23	55,551	1,782
BNP Paribas	S&P MidCap 400 Index	Receive	4.38% (Federal Funds Rate + 0.05%)	At Maturity	01/26/23	26	64,127	1,619
							$239,563	$5,955

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$51,373	$—	$—	$51,373
Federal Agency Notes	—	49,951	—	49,951
Repurchase Agreements	—	120,214	—	120,214
Equity Index Swap Agreements**	—	5,955	—	5,955
Total Assets	$51,373	$176,120	$—	$227,493

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$20,445	$—	$—	$—	$(690)	$19,755	822	$562
Guggenheim Ultra Short Duration Fund — Institutional Class	22,515	10,022	—	—	(919)	31,618	3,280	715
	$42,960	$10,022	$—	$—	$(1,609)	$51,373		$1,277

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $49,954)	$49,951
Investments in affiliated issuers, at value (cost $52,024)	51,373
Repurchase agreements, at value (cost $120,214)	120,214
Segregated cash with broker	10,000
Unrealized appreciation on OTC swap agreements	5,955
Receivables:
Swap settlement	1,615
Interest	563
Fund shares sold	560
Dividends	196
Variation margin on futures contracts	56
Total assets	240,483

Liabilities:
Payable for:
Professional fees	500
Management fees	157
Transfer agent fees	105
Investor service fees	45
Portfolio accounting and administration fees	19
Trustees’ fees*	3
Fund shares redeemed	1
Miscellaneous	47
Total liabilities	877
Net assets	$239,606

Net assets consist of:
Paid in capital	$2,240,651
Total distributable earnings (loss)	(2,001,045)
Net assets	$239,606
Capital shares outstanding	6,407
Net asset value per share	$37.40

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$1,277
Interest	5,500
Total investment income	6,777

Expenses:
Management fees	3,179
Investor service fees	883
Transfer agent fees	878
Professional fees	545
Portfolio accounting and administration fees	460
Custodian fees	49
Trustees’ fees*	32
Miscellaneous	260
Total expenses	6,286
Less:
Expenses reimbursed by Adviser	(177)
Expenses waived by Adviser	(79)
Total waived/reimbursed expenses	(256)
Net expenses	6,030
Net investment income	747

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(78,316)
Net realized loss	(78,316)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4)
Investments in affiliated issuers	(1,609)
Swap agreements	8,675
Net change in unrealized appreciation (depreciation)	7,062
Net realized and unrealized loss	(71,254)
Net decrease in net assets resulting from operations	$(70,507)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$747	$(1,474)
Net realized loss on investments	(78,316)	(56,421)
Net change in unrealized appreciation (depreciation) on investments	7,062	(2,990)
Net decrease in net assets resulting from operations	(70,507)	(60,885)

Capital share transactions:
Proceeds from sale of shares	4,129,492	1,513,243
Cost of shares redeemed	(3,908,202)	(1,500,895)
Net increase from capital share transactions	221,290	12,348
Net increase (decrease) in net assets	150,783	(48,537)

Net assets:
Beginning of year	88,823	137,360
End of year	$239,606	$88,823

Capital share activity:
Shares sold	107,340	39,557
Shares redeemed	(103,522)	(40,042)
Net increase (decrease) in shares	3,818	(485)

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$34.31	$44.68	$60.05	$75.67	$68.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	(.44)	(.61)	.51	.35
Net gain (loss) on investments (realized and unrealized)	3.01 [e]	(9.93)	(14.22)	(15.87)	7.10 [e]
Total from investment operations	3.09	(10.37)	(14.83)	(15.36)	7.45
Less distributions from:
Net investment income	—	—	(.54)	(.26)	—
Total distributions	—	—	(.54)	(.26)	—
Net asset value, end of period	$37.40	$34.31	$44.68	$60.05	$75.67

Total Return[b]	9.01%	(23.21%)	(24.89%)	(20.31%)	10.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$240	$89	$137	$265	$645
Ratios to average net assets:
Net investment income (loss)	0.21%	(1.18%)	(1.01%)	0.78%	0.51%
Total expenses[c]	1.78%	1.74%	1.88%	1.88%	1.77%
Net expenses[d]	1.71%	1.67%	1.83%	1.81%	1.77%
Portfolio turnover rate	9%	29%	281%	185%	404%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments in the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned -42.99%, while the Russell 2000 Index returned -20.44% over the same time period.

The only sectors contributing to the return of the underlying index for the Reporting Period were Energy and Communication Services. The sectors detracting the most from the return of the underlying index were Information Technology, Health Care, and Consumer Discretionary.

Madrigal Pharmaceuticals, Inc., Halozyme Therapeutics, Inc., and Antero Resources Corp. contributed the most to performance of the underlying index for 2022. Synaptics, Inc., AMC Entertainment Holdings, Inc. Class A, and Omnicell, Inc. detracted the most from performance of the underlying index.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

84 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 27, 2006

Largest Holdings	(% of Total Net Assets)
iShares Russell 2000 Index ETF	15.9%
Vanguard Russell 2000 ETF	15.8%
Total	31.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Russell 2000® 2x Strategy Fund	(42.99%)	(1.82%)	10.44%
Russell 2000 Index	(20.44%)	4.13%	10.47%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS	December 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
RIGHTS††† - 0.0%

Consumer, Non-cyclical - 0.0%
Tobira Therapeutics, Inc.*	7	$—
UCB*	13	—

Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 31.7%
iShares Russell 2000 Index ETF[1]	932	162,503
Vanguard Russell 2000 ETF	2,308	162,414
Total Exchange-Traded Funds
(Cost $408,358)		324,917

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 48.7%
Federal Home Loan Bank
4.05% due 01/27/23[2]	$500,000	498,626
Total Federal Agency Discount Notes
(Cost $498,537)		498,626

U.S. TREASURY BILLS†† - 35.6%
U.S. Treasury Bills
3.61% due 01/12/23[2,3]	300,000	299,739
3.79% due 01/17/23[2,4]	65,000	64,907
Total U.S. Treasury Bills
(Cost $364,557)		364,646

REPURCHASE AGREEMENTS††,5 - 72.2%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[3]	417,704	417,704
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[3]	160,655	160,655
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[3]	160,158	160,158
Total Repurchase Agreements
(Cost $738,517)		738,517

	Shares
SECURITIES LENDING COLLATERAL†,6 - 4.1%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[7]	41,852	41,852
Total Securities Lending Collateral
(Cost $41,852)		41,852

Total Investments - 192.3%
(Cost $2,051,821)		$1,968,558
Other Assets & Liabilities, net - (92.3)%		(945,034)
Total Net Assets - 100.0%		$1,023,524

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	3	Mar 2023	$265,695	$(9,490)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Russell 2000 Index	Pay	4.53% (Federal Funds Rate + 0.20%)	At Maturity	01/26/23	272	$479,884	$(13,664)
Goldman Sachs International	Russell 2000 Index	Pay	4.43% (Federal Funds Rate + 0.10%)	At Maturity	01/26/23	304	534,716	(23,493)
Barclays Bank plc	Russell 2000 Index	Pay	4.30% (SOFR)	At Maturity	01/25/23	246	433,030	(31,099)
							$1,447,630	$(68,256)

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
[4]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2022.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Exchange-Traded Funds	324,917	—	—		324,917
Federal Agency Discount Notes	—	498,626	—		498,626
U.S. Treasury Bills	—	364,646	—		364,646
Repurchase Agreements	—	738,517	—		738,517
Securities Lending Collateral	41,852	—	—		41,852
Total Assets	$366,769	$1,601,789	$—		$1,968,558

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$9,490	$—	$—	$9,490
Equity Index Swap Agreements**	—	68,256	—	68,256
Total Liabilities	$9,490	$68,256	$—	$77,746

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
RUSSELL 2000® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$638,809	$—	$(636,863)	$1,645	$(3,591)	$—	—	$657
Guggenheim Ultra Short Duration Fund — Institutional Class	689,495	—	(686,109)	(246)	(3,140)	—	—	869
	$1,328,304	$—	$(1,322,972)	$1,399	$(6,731)	$—		$1,526

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $40,626 of securities loaned (cost $1,313,304)	$1,230,041
Repurchase agreements, at value (cost $738,517)	738,517
Segregated cash with broker	100,632
Receivables:
Interest	175
Securities lending income	52
Total assets	2,069,417

Liabilities:
Unrealized depreciation on OTC swap agreements	68,256
Payable for:
Fund shares redeemed	495,828
Swap settlement	426,592
Return of securities lending collateral	41,852
Professional fees	4,597
Management fees	2,066
Variation margin on futures contracts	1,138
Printing fees	1,022
Transfer agent fees	816
Investor service fees	574
Portfolio accounting and administration fees	241
Trustees’ fees*	40
Miscellaneous	2,871
Total liabilities	1,045,893
Net assets	$1,023,524

Net assets consist of:
Paid in capital	$1,539,904
Total distributable earnings (loss)	(516,380)
Net assets	$1,023,524
Capital shares outstanding	8,357
Net asset value per share	$122.48

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $16)	$7,034
Dividends from securities of affiliated issuers	1,526
Interest	42,456
Income from securities lending, net	907
Total investment income	51,923

Expenses:
Management fees	21,031
Investor service fees	5,842
Transfer agent fees	6,665
Portfolio accounting and administration fees	3,097
Professional fees	859
Printing fees	788
Custodian fees	568
Trustees’ fees*	538
Line of credit fees	45
Interest expense	31
Miscellaneous	4,538
Total expenses	44,002
Less:
Expenses reimbursed by Adviser	(1,168)
Expenses waived by Adviser	(186)
Total waived/reimbursed expenses	(1,354)
Net expenses	42,648
Net investment income	9,275

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	70,955
Investments in affiliated issuers	1,399
Swap agreements	(820,446)
Futures contracts	450,520
Net realized loss	(297,572)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(139,828)
Investments in affiliated issuers	(6,731)
Swap agreements	(316,077)
Futures contracts	(9,490)
Net change in unrealized appreciation (depreciation)	(472,126)
Net realized and unrealized loss	(769,698)
Net decrease in net assets resulting from operations	$(760,423)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$9,275	$(96,770)
Net realized gain (loss) on investments	(297,572)	1,615,248
Net change in unrealized appreciation (depreciation) on investments	(472,126)	342,261
Net increase (decrease) in net assets resulting from operations	(760,423)	1,860,739

Distributions to shareholders	—	(991,318)

Capital share transactions:
Proceeds from sale of shares	59,710,191	178,342,618
Distributions reinvested	—	991,318
Cost of shares redeemed	(60,447,045)	(194,196,868)
Net decrease from capital share transactions	(736,854)	(14,862,932)
Net decrease in net assets	(1,497,277)	(13,993,511)

Net assets:
Beginning of year	2,520,801	16,514,312
End of year	$1,023,524	$2,520,801

Capital share activity:
Shares sold	369,483	611,014
Shares issued from reinvestment of distributions	—	4,664
Shares redeemed	(372,859)	(664,306)
Net decrease in shares	(3,376)	(48,628)

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$214.85	$273.59	$234.99	$160.46	$234.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	(3.44)	(2.35)	1.27	.70
Net gain (loss) on investments (realized and unrealized)	(92.95)	72.57	42.01	74.31	(54.40)
Total from investment operations	(92.37)	69.13	39.66	75.58	(53.70)
Less distributions from:
Net investment income	—	—	(1.06)	(1.05)	—
Net realized gains	—	(127.87)	—	—	(20.49)
Total distributions	—	(127.87)	(1.06)	(1.05)	(20.49)
Net asset value, end of period	$122.48	$214.85	$273.59	$234.99	$160.46

Total Return[b]	(42.99%)	25.77%	17.21%	47.15%	(26.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,024	$2,521	$16,514	$3,875	$1,690
Ratios to average net assets:
Net investment income (loss)	0.40%	(1.23%)	(1.23%)	0.61%	0.28%
Total expenses[c]	1.88%	1.80%	1.92%	1.92%	1.82%
Net expenses[d]	1.83%	1.74%	1.86%	1.86%	1.82%
Portfolio turnover rate	598%	701%	463%	510%	625%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Russell 2000 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000 1.5x Strategy Fund returned -33.45%, while the Russell 2000 Index returned -20.44% over the same time period.

The only sectors contributing to the return of the underlying index for the Reporting Period were Energy and Communication Services. The sectors detracting the most from the return of the underlying index were Information Technology, Health Care, and Consumer Discretionary.

Madrigal Pharmaceuticals, Inc., Halozyme Therapeutics, Inc., and Antero Resources Corp. contributed the most to performance of the underlying index for 2022. Synaptics, Inc., AMC Entertainment Holdings, Inc. Class A, and Omnicell, Inc. detracted the most from performance of the underlying index.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

92 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings	(% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	12.4%
iShares Russell 2000 Index ETF	9.8%
Vanguard Russell 2000 ETF	9.8%
Guggenheim Strategy Fund II	7.0%
Halozyme Therapeutics, Inc.	0.2%
Shockwave Medical, Inc.	0.1%
Inspire Medical Systems, Inc.	0.1%
EMCOR Group, Inc.	0.1%
Crocs, Inc.	0.1%
Iridium Communications, Inc.	0.1%
Top Ten Total	39.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	(33.45%)	0.69%	9.31%
Russell 2000 Index	(20.44%)	4.13%	10.47%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 40.7%

Consumer, Non-cyclical - 9.7%
Halozyme Therapeutics, Inc.*	80	$4,552
Shockwave Medical, Inc.*	21	4,318
Inspire Medical Systems, Inc.*	17	4,282
Karuna Therapeutics, Inc.*	18	3,537
Celsius Holdings, Inc.*	33	3,433
Medpace Holdings, Inc.*	15	3,186
HealthEquity, Inc.*	50	3,082
Ensign Group, Inc.	32	3,028
Intra-Cellular Therapies, Inc.*	55	2,911
LHC Group, Inc.*	18	2,911
Apellis Pharmaceuticals, Inc.*	55	2,844
Option Care Health, Inc.*	94	2,828
AMN Healthcare Services, Inc.*	26	2,673
Alkermes plc*	98	2,561
Arrowhead Pharmaceuticals, Inc.*	63	2,555
Insperity, Inc.	22	2,499
Triton International Ltd.	35	2,407
Lancaster Colony Corp.	12	2,368
ASGN, Inc.*	29	2,363
Haemonetics Corp.*	30	2,360
API Group Corp.*	125	2,351
Merit Medical Systems, Inc.*	33	2,330
Madrigal Pharmaceuticals, Inc.*	8	2,322
Prometheus Biosciences, Inc.*	21	2,310
Cytokinetics, Inc.*	49	2,245
Vaxcyte, Inc.*	43	2,062
Simply Good Foods Co.*	54	2,054
Sprouts Farmers Market, Inc.*	63	2,039
Amicus Therapeutics, Inc.*	167	2,039
Lantheus Holdings, Inc.*	40	2,038
BellRing Brands, Inc.*	78	2,000
Neogen Corp.*	130	1,980
Herc Holdings, Inc.	15	1,974
Chegg, Inc.*	75	1,895
Prestige Consumer Healthcare, Inc.*	30	1,878
Inari Medical, Inc.*	29	1,843
Axonics, Inc.*	29	1,813
Denali Therapeutics, Inc.*	65	1,808
Hostess Brands, Inc.*	80	1,795
Intellia Therapeutics, Inc.*	51	1,779
ABM Industries, Inc.	40	1,777
LivaNova plc*	31	1,722
IVERIC bio, Inc.*	79	1,691
Alight, Inc. — Class A*	202	1,689
iRhythm Technologies, Inc.*	18	1,686
Korn Ferry	32	1,620
Insmed, Inc.*	81	1,618
elf Beauty, Inc.*	29	1,604
PTC Therapeutics, Inc.*	42	1,603
Blueprint Medicines Corp.*	36	1,577
StoneCo Ltd. — Class A*	167	1,576
Helen of Troy Ltd.*	14	1,553
Coca-Cola Consolidated, Inc.	3	1,537
Select Medical Holdings Corp.	61	1,515
CONMED Corp.	17	1,507
Primo Water Corp.	96	1,492
TriNet Group, Inc.*	22	1,492
Beam Therapeutics, Inc.*	38	1,486
TreeHouse Foods, Inc.*	30	1,481
Axsome Therapeutics, Inc.*	19	1,465
Patterson Companies, Inc.	52	1,458
Brink’s Co.	27	1,450
Alarm.com Holdings, Inc.*	29	1,435
Progyny, Inc.*	45	1,402
Omnicell, Inc.*	27	1,361
STAAR Surgical Co.*	28	1,359
CBIZ, Inc.*	29	1,359
United Natural Foods, Inc.*	35	1,355
J & J Snack Foods Corp.	9	1,347
Prothena Corporation plc*	22	1,326
Integer Holdings Corp.*	19	1,301
BioCryst Pharmaceuticals, Inc.*	113	1,297
WD-40 Co.	8	1,290
NuVasive, Inc.*	31	1,278
AbCellera Biologics, Inc.*	125	1,266
Cal-Maine Foods, Inc.	23	1,252
Celldex Therapeutics, Inc.*	28	1,248
AtriCure, Inc.*	28	1,243
Graham Holdings Co. — Class B	2	1,208
Sabre Corp.*	194	1,199
EVERTEC, Inc.	37	1,198
Sage Therapeutics, Inc.*	31	1,182
Glaukos Corp.*	27	1,179
Silk Road Medical, Inc.*	22	1,163
Edgewell Personal Care Co.	30	1,156
Akero Therapeutics, Inc.*	21	1,151
ACADIA Pharmaceuticals, Inc.*	71	1,130
Pacific Biosciences of California, Inc.*	137	1,121
Vir Biotechnology, Inc.*	44	1,114
TransMedics Group, Inc.*	18	1,111
Amylyx Pharmaceuticals, Inc.*	30	1,109
Strategic Education, Inc.	14	1,096
ICF International, Inc.	11	1,090
Catalyst Pharmaceuticals, Inc.*	58	1,079
Inter Parfums, Inc.	11	1,062
Corcept Therapeutics, Inc.*	52	1,056
REVOLUTION Medicines, Inc.*	44	1,048
Veracyte, Inc.*	44	1,044
Pacira BioSciences, Inc.*	27	1,043
John Wiley & Sons, Inc. — Class A	26	1,042
Supernus Pharmaceuticals, Inc.*	29	1,034
Ironwood Pharmaceuticals, Inc. — Class A*	83	1,028
Vector Group Ltd.	86	1,020
Cerevel Therapeutics Holdings, Inc.*	32	1,009
Arvinas, Inc.*	29	992
R1 RCM, Inc.*	88	964
Krystal Biotech, Inc.*	12	951
Evo Payments, Inc. — Class A*	28	947
LiveRamp Holdings, Inc.*	40	938

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
TG Therapeutics, Inc.*	79	$935
Agios Pharmaceuticals, Inc.*	33	927
Adtalem Global Education, Inc.*	26	923
Addus HomeCare Corp.*	9	895
Revance Therapeutics, Inc.*	48	886
Xencor, Inc.*	34	885
Harmony Biosciences Holdings, Inc.*	16	882
Owens & Minor, Inc.*	45	879
Hain Celestial Group, Inc.*	54	874
Huron Consulting Group, Inc.*	12	871
Nevro Corp.*	22	871
Meridian Bioscience, Inc.*	26	863
Herbalife Nutrition Ltd.*	58	863
Embecta Corp.	34	860
Central Garden & Pet Co. — Class A*	24	859
Monro, Inc.	19	859
MGP Ingredients, Inc.	8	851
AdaptHealth Corp.*	44	846
Textainer Group Holdings Ltd.	27	837
Surgery Partners, Inc.*	30	836
FibroGen, Inc.*	52	833
Weis Markets, Inc.	10	823
Twist Bioscience Corp.*	34	810
Coursera, Inc.*	67	793
MannKind Corp.*	150	791
Syndax Pharmaceuticals, Inc.*	31	789
CoreCivic, Inc.*	68	786
Chinook Therapeutics, Inc.*	30	786
Laureate Education, Inc. — Class A	81	779
Travere Therapeutics, Inc.*	37	778
GEO Group, Inc.*	71	777
Ingles Markets, Inc. — Class A	8	772
Dynavax Technologies Corp.*	72	766
Vericel Corp.*	29	764
Avanos Medical, Inc.*	28	758
Stride, Inc.*	24	751
Universal Corp.	14	739
Pediatrix Medical Group, Inc.*	49	728
CorVel Corp.*	5	727
ZipRecruiter, Inc. — Class A*	44	722
Rent-A-Center, Inc.	32	722
ModivCare, Inc.*	8	718
Payoneer Global, Inc.*	131	717
Cytek Biosciences, Inc.*	69	705
Relay Therapeutics, Inc.*	47	702
Andersons, Inc.	20	700
Myriad Genetics, Inc.*	48	697
Medifast, Inc.	6	692
NeoGenomics, Inc.*	74	684
Cassava Sciences, Inc.*,1	23	679
Viridian Therapeutics, Inc.*	23	672
Vivint Smart Home, Inc.*	56	666
Avidity Biosciences, Inc.*	30	666
Chefs’ Warehouse, Inc.*	20	666
Remitly Global, Inc.*	58	664
Kforce, Inc.	12	658
DICE Therapeutics, Inc.*	21	655
Replimune Group, Inc.*	24	653
National Beverage Corp.*	14	651
Utz Brands, Inc.	41	650
US Physical Therapy, Inc.	8	648
ImmunoGen, Inc.*	130	645
Amphastar Pharmaceuticals, Inc.*	23	645
Arcus Biosciences, Inc.*	31	641
SpartanNash Co.	21	635
Rocket Pharmaceuticals, Inc.*	32	626
PROCEPT BioRobotics Corp.*	15	623
MoneyGram International, Inc.*	57	621
Recursion Pharmaceuticals, Inc. — Class A*	80	617
Imago Biosciences, Inc.*	17	611
Reata Pharmaceuticals, Inc. — Class A*	16	608
Ligand Pharmaceuticals, Inc. — Class B*	9	601
Aclaris Therapeutics, Inc.*	38	599
Crinetics Pharmaceuticals, Inc.*	32	586
Cross Country Healthcare, Inc.*	22	585
Iovance Biotherapeutics, Inc.*	91	582
Zentalis Pharmaceuticals, Inc.*	28	564
Atrion Corp.	1	559
Arcellx, Inc.*	18	558
Perdoceo Education Corp.*	40	556
Beauty Health Co.*	61	555
Kymera Therapeutics, Inc.*	22	549
SpringWorks Therapeutics, Inc.*	21	546
RadNet, Inc.*	29	546
REGENXBIO, Inc.*	24	544
Paragon 28, Inc.*	28	535
Keros Therapeutics, Inc.*	11	528
Healthcare Services Group, Inc.	44	528
Geron Corp.*	218	528
Biohaven Ltd.*	38	527
Verve Therapeutics, Inc.*	27	522
Adaptive Biotechnologies Corp.*	68	520
Alphatec Holdings, Inc.*	42	519
Enanta Pharmaceuticals, Inc.*	11	512
Avid Bioservices, Inc.*	37	510
LeMaitre Vascular, Inc.	11	506
Fate Therapeutics, Inc.*	50	505
Innoviva, Inc.*	38	504
SunOpta, Inc.*	59	498
Inhibrx, Inc.*	20	493
Ideaya Biosciences, Inc.*	27	491
PROG Holdings, Inc.*	29	490
CRA International, Inc.	4	490
Collegium Pharmaceutical, Inc.*	21	487
Varex Imaging Corp.*	24	487
Treace Medical Concepts, Inc.*	21	483
Bridgebio Pharma, Inc.*	63	480
Quanex Building Products Corp.	20	473
Kura Oncology, Inc.*	38	472
Fresh Del Monte Produce, Inc.	18	472
B&G Foods, Inc.[1]	41	457

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Beyond Meat, Inc.*,1	37	$455
First Advantage Corp.*	35	455
Krispy Kreme, Inc.	44	454
Udemy, Inc.*	43	454
Green Dot Corp. — Class A*	28	443
Cutera, Inc.*	10	442
Legalzoom.com, Inc.*	57	441
Theravance Biopharma, Inc.*	39	438
TrueBlue, Inc.*	22	431
ADMA Biologics, Inc.*	111	431
Cogent Biosciences, Inc.*	37	428
Ventyx Biosciences, Inc.*	13	426
Deciphera Pharmaceuticals, Inc.*	26	426
Immunovant, Inc.*	24	426
Deluxe Corp.	25	424
Repay Holdings Corp.*	52	419
Paya Holdings, Inc.*	53	417
SP Plus Corp.*	12	417
National Healthcare Corp.	7	417
John B Sanfilippo & Son, Inc.	5	407
AnaptysBio, Inc.*	13	403
Morphic Holding, Inc.*	15	401
4D Molecular Therapeutics, Inc.*	18	400
Agenus, Inc.*	166	398
ViewRay, Inc.*	88	394
American Well Corp. — Class A*	139	393
Fulgent Genetics, Inc.*	13	387
Cerus Corp.*	105	383
Tootsie Roll Industries, Inc.	9	383
Franklin Covey Co.*	8	374
Barrett Business Services, Inc.	4	373
Heska Corp.*	6	373
USANA Health Sciences, Inc.*	7	372
Anavex Life Sciences Corp.*	40	370
Provention Bio, Inc.*	35	370
Cass Information Systems, Inc.	8	367
Duckhorn Portfolio, Inc.*	22	365
Lyell Immunopharma, Inc.*	105	364
BioLife Solutions, Inc.*	20	364
Editas Medicine, Inc.*	41	364
ACCO Brands Corp.	64	358
OrthoPediatrics Corp.*	9	358
Coherus Biosciences, Inc.*	45	356
Arcutis Biotherapeutics, Inc.*	24	355
CTI BioPharma Corp.*	59	355
Transcat, Inc.*	5	354
Emergent BioSolutions, Inc.*	30	354
CareDx, Inc.*	31	354
Aurinia Pharmaceuticals, Inc.*	81	350
Resources Connection, Inc.	19	349
Day One Biopharmaceuticals, Inc.*	16	344
Alector, Inc.*	37	342
DocGo, Inc.*	48	339
Kelly Services, Inc. — Class A	20	338
Ennis, Inc.	15	332
Castle Biosciences, Inc.*	14	330
Community Health Systems, Inc.*	76	328
Cardiovascular Systems, Inc.*	24	327
23andMe Holding Co. — Class A*	151	326
Hackett Group, Inc.	16	326
Calavo Growers, Inc.	11	323
ANI Pharmaceuticals, Inc.*	8	322
Point Biopharma Global, Inc.*	44	321
Viad Corp.*	13	317
RAPT Therapeutics, Inc.*	16	317
I3 Verticals, Inc. — Class A*	13	316
Bluebird Bio, Inc.*	45	311
Mersana Therapeutics, Inc.*	53	311
Brookdale Senior Living, Inc. — Class A*	113	309
Heidrick & Struggles International, Inc.	11	308
OPKO Health, Inc.*	244	305
Cimpress plc*	11	304
AngioDynamics, Inc.*	22	303
Allogene Therapeutics, Inc.*	48	302
National Research Corp. — Class A	8	298
Nuvalent, Inc. — Class A*	10	298
Nurix Therapeutics, Inc.*	27	296
Accolade, Inc.*	38	296
Inogen, Inc.*	15	296
Protagonist Therapeutics, Inc.*	27	295
Quanterix Corp.*	21	291
EQRx, Inc.*	118	290
Cara Therapeutics, Inc.*	27	290
V2X, Inc.*	7	289
2U, Inc.*	46	288
Forrester Research, Inc.*	8	286
Senseonics Holdings, Inc.*	277	285
Kiniksa Pharmaceuticals Ltd. — Class A*	19	285
MaxCyte, Inc.*	52	284
Artivion, Inc.*	23	279
iTeos Therapeutics, Inc.*	14	273
Surmodics, Inc.*	8	273
Target Hospitality Corp.*	18	272
SI-BONE, Inc.*	20	272
Riot Blockchain, Inc.*,1	79	268
Mission Produce, Inc.*	23	267
Anika Therapeutics, Inc.*	9	266
Benson Hill, Inc.*	104	265
Multiplan Corp.*	227	261
Agiliti, Inc.*	16	261
Bionano Genomics, Inc.*	177	258
Invitae Corp.*	138	257
Vital Farms, Inc.*	17	254
Vanda Pharmaceuticals, Inc.*	34	251
Nektar Therapeutics*	110	249
ImmunityBio, Inc.*	49	248
Carriage Services, Inc. — Class A	9	248
Orthofix Medical, Inc.*	12	246
Tejon Ranch Co.*	13	245
Esperion Therapeutics, Inc.*	39	243
MacroGenics, Inc.*	36	242
OraSure Technologies, Inc.*	50	241

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Axogen, Inc.*	24	$240
Arcturus Therapeutics Holdings, Inc.*	14	237
Bioxcel Therapeutics, Inc.*	11	236
Sangamo Therapeutics, Inc.*	75	236
Seres Therapeutics, Inc.*	42	235
Sutro Biopharma, Inc.*	29	234
Paysafe Ltd.*	17	234
Inovio Pharmaceuticals, Inc.*	145	226
SomaLogic, Inc.*	90	226
Central Garden & Pet Co.*	6	225
Marathon Digital Holdings, Inc.*	65	222
Atea Pharmaceuticals, Inc.*	46	221
Custom Truck One Source, Inc.*	35	221
Vita Coco Company, Inc.*	16	221
Dyne Therapeutics, Inc.*	19	220
Kezar Life Sciences, Inc.*	31	218
LifeStance Health Group, Inc.*	44	217
Sterling Check Corp.*	14	217
Turning Point Brands, Inc.	10	216
Albireo Pharma, Inc.*	10	216
NanoString Technologies, Inc.*	27	215
Aaron’s Company, Inc.	18	215
Mirum Pharmaceuticals, Inc.*	11	215
Clover Health Investments Corp.*	226	210
Sana Biotechnology, Inc.*	53	209
Zynex, Inc.	15	209
Caribou Biosciences, Inc.*	33	207
2seventy bio, Inc.*	22	206
SIGA Technologies, Inc.	28	206
Veru, Inc.*	39	206
Design Therapeutics, Inc.*	20	205
Sorrento Therapeutics, Inc.*	230	204
Tango Therapeutics, Inc.*	28	203
Utah Medical Products, Inc.	2	201
Butterfly Network, Inc.*	81	199
Nano-X Imaging Ltd.*,1	27	199
PMV Pharmaceuticals, Inc.*	22	191
Cullinan Oncology, Inc.*	18	190
MiMedx Group, Inc.*	68	189
Pennant Group, Inc.*	17	187
Intercept Pharmaceuticals, Inc.*	15	186
Alta Equipment Group, Inc.	14	185
Seneca Foods Corp. — Class A*	3	183
Seer, Inc.*	31	180
BrightView Holdings, Inc.*	26	179
Arlo Technologies, Inc.*	51	179
Liquidia Corp.*	28	178
Atara Biotherapeutics, Inc.*	54	177
Oscar Health, Inc. — Class A*	72	177
Pulmonx Corp.*	21	177
Eagle Pharmaceuticals, Inc.*	6	175
SeaSpine Holdings Corp.*	21	175
European Wax Center, Inc. — Class A	14	174
ShotSpotter, Inc.*	5	169
Erasca, Inc.*	39	168
Ocugen, Inc.*,1	128	166
RxSight, Inc.*	13	165
Tarsus Pharmaceuticals, Inc.*	11	161
Phibro Animal Health Corp. — Class A	12	161
Edgewise Therapeutics, Inc.*	18	161
OmniAb, Inc.*	44	158
Evolus, Inc.*	21	158
Rigel Pharmaceuticals, Inc.*	105	158
Phathom Pharmaceuticals, Inc.*	14	157
PetIQ, Inc.*	17	157
Karyopharm Therapeutics, Inc.*	46	156
Heron Therapeutics, Inc.*	62	155
Vera Therapeutics, Inc.*	8	155
Fulcrum Therapeutics, Inc.*	21	153
Adicet Bio, Inc.*	17	152
Arbutus Biopharma Corp.*	65	151
Kodiak Sciences, Inc.*	21	150
C4 Therapeutics, Inc.*	25	148
CinCor Pharma, Inc.*	12	148
ALX Oncology Holdings, Inc.*	13	147
Aerovate Therapeutics, Inc.*	5	147
Janux Therapeutics, Inc.*	11	145
iRadimed Corp.	5	141
Village Super Market, Inc. — Class A	6	140
Tactile Systems Technology, Inc.*	12	138
Nuvation Bio, Inc.*	71	136
American Public Education, Inc.*	11	135
Cano Health, Inc.*	98	134
HilleVax, Inc.*	8	134
Cue Health, Inc.*	64	132
Monte Rosa Therapeutics, Inc.*	17	129
Ocular Therapeutix, Inc.*	46	129
CareMax, Inc.*	35	128
Universal Technical Institute, Inc.*	19	128
WW International, Inc.*	33	127
Joint Corp.*	9	126
Willdan Group, Inc.*	7	125
Amneal Pharmaceuticals, Inc.*	62	123
Zimvie, Inc.*	13	121
Honest Company, Inc.*	40	120
Stoke Therapeutics, Inc.*	13	120
Nkarta, Inc.*	20	120
MeiraGTx Holdings plc*	18	117
Aura Biosciences, Inc.*	11	116
Aadi Bioscience, Inc.*	9	115
NGM Biopharmaceuticals, Inc.*	23	115
Organogenesis Holdings, Inc.*	42	113
Prime Medicine, Inc.*	6	112
Distribution Solutions Group, Inc.*	3	111
Information Services Group, Inc.	24	110
Generation Bio Co.*	28	110
Kinnate Biopharma, Inc.*	18	110
Y-mAbs Therapeutics, Inc.*	22	107
Xeris Biopharma Holdings, Inc.*	80	106
Affimed N.V.*	85	105
Lifecore Biomedical, Inc.*	16	104
Icosavax, Inc.*	13	103

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
IGM Biosciences, Inc.*	6	$102
HF Foods Group, Inc.*	25	101
KalVista Pharmaceuticals, Inc.*	15	101
Quantum-Si, Inc.*	55	101
Quad/Graphics, Inc.*	24	98
Whole Earth Brands, Inc.*	24	98
Alico, Inc.	4	96
Chimerix, Inc.*	51	95
Lexicon Pharmaceuticals, Inc.*	49	94
Allovir, Inc.*	18	92
BRC, Inc. — Class A*	15	92
Precigen, Inc.*	60	91
Berkeley Lights, Inc.*	34	91
22nd Century Group, Inc.*,1	98	90
Akoya Biosciences, Inc.*	9	86
Rent the Runway, Inc. — Class A*	28	85
Foghorn Therapeutics, Inc.*	13	83
Gossamer Bio, Inc.*	38	82
PepGen, Inc.*	6	80
Innovage Holding Corp.*,1	11	79
Outlook Therapeutics, Inc.*	71	77
Bright Health Group, Inc.*	117	76
Nature’s Sunshine Products, Inc.*	9	75
Spire Global, Inc.*	76	73
Vaxart, Inc.*	75	72
Vintage Wine Estates, Inc.*	21	68
Singular Genomics Systems, Inc.*	34	68
Absci Corp.*	32	67
Century Therapeutics, Inc.*	13	67
Vicarious Surgical, Inc.*,1	33	67
Alpine Immune Sciences, Inc.*	9	66
Rallybio Corp.*	10	66
Athira Pharma, Inc.*	20	63
PFSweb, Inc.	10	61
Tyra Biosciences, Inc.*	8	61
Moneylion, Inc.*	98	61
Relmada Therapeutics, Inc.*	17	59
Priority Technology Holdings, Inc.*	11	58
EyePoint Pharmaceuticals, Inc.*	16	56
Theseus Pharmaceuticals, Inc.*	11	55
Inotiv, Inc.*	11	54
Praxis Precision Medicines, Inc.*	22	52
Nautilus Biotechnology, Inc.*	29	52
Celularity, Inc.*	39	50
Bioventus, Inc. — Class A*	18	47
Invivyd, Inc.*	31	47
VBI Vaccines, Inc.*	117	46
Natural Grocers by Vitamin Cottage, Inc.	5	46
Bakkt Holdings, Inc.*,1	37	44
Kronos Bio, Inc.*	25	41
Tattooed Chef, Inc.*	30	37
Tenaya Therapeutics, Inc.*	17	34
Beachbody Company, Inc.*	63	33
Pardes Biosciences, Inc.*	19	32
P3 Health Partners, Inc.*	17	31
Thorne HealthTech, Inc.*	8	29
Jounce Therapeutics, Inc.*	26	29
AN2 Therapeutics, Inc.*,1	3	29
Eiger BioPharmaceuticals, Inc.*	24	28
Instil Bio, Inc.*	42	26
AirSculpt Technologies, Inc.	7	26
Sema4 Holdings Corp.*	95	25
CompoSecure, Inc.*	5	25
AppHarvest, Inc.*	43	24
Humacyte, Inc.*	11	23
Alpha Teknova, Inc.*	4	23
Oncology Institute, Inc.*	13	22
Aveanna Healthcare Holdings, Inc.*	27	21
Bird Global, Inc. — Class A*	103	19
MarketWise, Inc.*	11	18
Local Bounti Corp.*	13	18
Science 37 Holdings, Inc.*	37	15
ATI Physical Therapy, Inc.*	45	14
Babylon Holdings Ltd. — Class A*	2	14
Cipher Mining, Inc.*	24	13
Talaris Therapeutics, Inc.*	13	13
Enochian Biosciences, Inc.*	12	12
VistaGen Therapeutics, Inc.*	117	12
GreenLight Biosciences Holdings PBC*,1	10	12
Wejo Group Ltd.*	14	7
Owlet, Inc.*	10	6
Tenon Medical, Inc.*	2	3
Tricida, Inc.*	20	3
Greenidge Generation Holdings, Inc.*	8	2
Gelesis Holdings, Inc.*	7	2
Leafly Holdings, Inc.*	3	2
Boxed, Inc.*	8	2
Ligand Pharmaceuticals Inc*,††	3	—
Ligand Pharmaceuticals Inc*,††	3	—
Total Consumer, Non-cyclical		325,903

Financial - 9.5%
Agree Realty Corp. REIT	52	3,688
STAG Industrial, Inc. REIT	109	3,522
SouthState Corp.	45	3,436
Kinsale Capital Group, Inc.	13	3,400
Glacier Bancorp, Inc.	66	3,262
Selective Insurance Group, Inc.	36	3,190
Old National Bancorp	176	3,164
United Bankshares, Inc.	78	3,158
RLI Corp.	23	3,019
Valley National Bancorp	260	2,941
Kite Realty Group Trust REIT	132	2,779
First Financial Bankshares, Inc.	79	2,718
Home BancShares, Inc.	115	2,621
Ryman Hospitality Properties, Inc. REIT	32	2,617
Houlihan Lokey, Inc.	30	2,615
Cadence Bank	106	2,614
Terreno Realty Corp. REIT	45	2,559
Hancock Whitney Corp.	52	2,516
Essent Group Ltd.	63	2,449
Independent Bank Corp.	27	2,280
Independence Realty Trust, Inc. REIT	134	2,259

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Phillips Edison & Company, Inc. REIT	69	$2,197
Blackstone Mortgage Trust, Inc. — Class A REIT	103	2,181
UMB Financial Corp.	26	2,172
United Community Banks, Inc.	64	2,163
First Interstate BancSystem, Inc. — Class A	54	2,087
PotlatchDeltic Corp. REIT	47	2,068
ServisFirst Bancshares, Inc.	30	2,067
Associated Banc-Corp.	89	2,055
Apple Hospitality REIT, Inc.	130	2,051
Community Bank System, Inc.	32	2,014
CVB Financial Corp.	78	2,009
Physicians Realty Trust REIT	136	1,968
Essential Properties Realty Trust, Inc. REIT	82	1,925
American Equity Investment Life Holding Co.	42	1,916
Ameris Bancorp	40	1,886
Federated Hermes, Inc. — Class B	50	1,816
Radian Group, Inc.	95	1,812
Pacific Premier Bancorp, Inc.	56	1,767
Cathay General Bancorp	43	1,754
Texas Capital Bancshares, Inc.*	29	1,749
Corporate Office Properties Trust REIT	67	1,738
Sabra Health Care REIT, Inc.	139	1,728
Innovative Industrial Properties, Inc. REIT	17	1,723
Broadstone Net Lease, Inc. REIT	104	1,686
WSFS Financial Corp.	37	1,678
Mr Cooper Group, Inc.*	41	1,645
LXP Industrial Trust REIT	162	1,623
Enstar Group Ltd.*	7	1,617
Atlantic Union Bankshares Corp.	46	1,616
SITE Centers Corp. REIT	118	1,612
Fulton Financial Corp.	95	1,599
Eastern Bankshares, Inc.	91	1,570
Jackson Financial, Inc. — Class A	45	1,566
BankUnited, Inc.	46	1,563
Genworth Financial, Inc. — Class A*	294	1,555
Simmons First National Corp. — Class A	72	1,554
Equity Commonwealth REIT	62	1,548
CNO Financial Group, Inc.	67	1,531
Walker & Dunlop, Inc.	19	1,491
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	51	1,478
Macerich Co. REIT	131	1,475
Outfront Media, Inc. REIT	88	1,459
Moelis & Co. — Class A	38	1,458
First Merchants Corp.	35	1,439
International Bancshares Corp.	31	1,419
First BanCorp	109	1,386
Columbia Banking System, Inc.	46	1,386
McGrath RentCorp	14	1,382
Hamilton Lane, Inc. — Class A	21	1,341
Axos Financial, Inc.*	35	1,338
First Financial Bancorp	55	1,333
Banner Corp.	21	1,327
Washington Federal, Inc.	39	1,308
National Health Investors, Inc. REIT	25	1,305
Focus Financial Partners, Inc. — Class A*	35	1,304
Piper Sandler Cos.	10	1,302
WesBanco, Inc.	35	1,294
Arbor Realty Trust, Inc. REIT	97	1,279
Park National Corp.	9	1,267
Independent Bank Group, Inc.	21	1,262
Trustmark Corp.	36	1,257
Four Corners Property Trust, Inc. REIT	48	1,245
TowneBank	40	1,234
Renasant Corp.	32	1,203
Sunstone Hotel Investors, Inc. REIT	124	1,198
Cushman & Wakefield plc*	96	1,196
Bread Financial Holdings, Inc.	31	1,167
Kennedy-Wilson Holdings, Inc.	72	1,133
Seacoast Banking Corporation of Florida	36	1,123
Heartland Financial USA, Inc.	24	1,119
Stock Yards Bancorp, Inc.	17	1,105
Artisan Partners Asset Management, Inc. — Class A	37	1,099
Retail Opportunity Investments Corp. REIT	73	1,097
CareTrust REIT, Inc.	59	1,096
Lakeland Financial Corp.	15	1,095
Tanger Factory Outlet Centers, Inc. REIT	61	1,094
Trupanion, Inc.*	23	1,093
Navient Corp.	65	1,069
BancFirst Corp.	12	1,058
Pebblebrook Hotel Trust REIT	78	1,044
NBT Bancorp, Inc.	24	1,042
DiamondRock Hospitality Co. REIT	127	1,040
PJT Partners, Inc. — Class A	14	1,032
Enterprise Financial Services Corp.	21	1,028
NMI Holdings, Inc. — Class A*	49	1,024
Northwest Bancshares, Inc.	72	1,007
RLJ Lodging Trust REIT	94	995
Urban Edge Properties REIT	69	972
TriCo Bancshares	19	969
Cohen & Steers, Inc.	15	968
PennyMac Financial Services, Inc.	17	963
StoneX Group, Inc.*	10	953
InvenTrust Properties Corp. REIT	40	947
Westamerica BanCorp	16	944
Bancorp, Inc.*	33	937
Horace Mann Educators Corp.	25	934
Veritex Holdings, Inc.	33	927
Elme Communities REIT	52	926
Xenia Hotels & Resorts, Inc. REIT	70	923
Provident Financial Services, Inc.	43	919
Sandy Spring Bancorp, Inc.	26	916
Hope Bancorp, Inc.	71	910
Apollo Commercial Real Estate Finance, Inc. REIT	84	904
Hilltop Holdings, Inc.	30	900
First Bancorp	21	900
Bank of NT Butterfield & Son Ltd.	30	894
BRP Group, Inc. — Class A*	35	880

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Cannae Holdings, Inc.*	42	$868
Getty Realty Corp. REIT	25	846
City Holding Co.	9	838
Eagle Bancorp, Inc.	19	837
FB Financial Corp.	23	831
S&T Bancorp, Inc.	24	820
Two Harbors Investment Corp. REIT	52	820
LTC Properties, Inc. REIT	23	817
Nelnet, Inc. — Class A	9	817
Veris Residential, Inc. REIT*	51	812
St. Joe Co.	21	812
Flywire Corp.*	33	808
Alexander & Baldwin, Inc. REIT	43	805
Global Net Lease, Inc. REIT	64	804
Acadia Realty Trust REIT	56	804
Uniti Group, Inc. REIT	144	796
Stellar Bancorp, Inc.	27	795
American Assets Trust, Inc. REIT	30	795
Claros Mortgage Trust, Inc.	54	794
First Busey Corp.	32	791
Easterly Government Properties, Inc. REIT	55	785
First Commonwealth Financial Corp.	56	782
StepStone Group, Inc. — Class A	31	781
Berkshire Hills Bancorp, Inc.	26	777
PRA Group, Inc.*	23	777
Virtus Investment Partners, Inc.	4	766
National Bank Holdings Corp. — Class A	18	757
Chimera Investment Corp. REIT	136	748
OFG Bancorp	27	744
Pathward Financial, Inc.	17	732
BGC Partners, Inc. — Class A	193	728
OceanFirst Financial Corp.	34	723
Service Properties Trust REIT	99	722
Blucora, Inc.*	28	715
Tompkins Financial Corp.	9	698
Brookline Bancorp, Inc.	49	693
Ladder Capital Corp. — Class A REIT	69	693
Enova International, Inc.*	18	691
Employers Holdings, Inc.	16	690
Triumph Financial, Inc.*	14	684
Southside Bancshares, Inc.	19	684
Stewart Information Services Corp.	16	684
Capitol Federal Financial, Inc.	79	683
Piedmont Office Realty Trust, Inc. — Class A REIT	74	679
Safety Insurance Group, Inc.	8	674
Encore Capital Group, Inc.*	14	671
Paramount Group, Inc. REIT	112	665
Newmark Group, Inc. — Class A	83	661
Franklin BSP Realty Trust, Inc. REIT	51	658
PennyMac Mortgage Investment Trust REIT	53	657
Compass Diversified Holdings	36	656
Lakeland Bancorp, Inc.	37	652
Apartment Investment and Management Co. — Class A REIT	91	648
Dime Community Bancshares, Inc.	20	637
German American Bancorp, Inc.	17	634
Palomar Holdings, Inc.*	14	632
Brandywine Realty Trust REIT	102	627
Cowen, Inc. — Class A	16	618
Heritage Financial Corp.	20	613
MFA Financial, Inc. REIT	62	611
NETSTREIT Corp.	33	605
Preferred Bank/Los Angeles CA	8	597
New York Mortgage Trust, Inc. REIT	230	589
Mercury General Corp.	17	581
Live Oak Bancshares, Inc.	19	574
AMERISAFE, Inc.	11	572
Premier Financial Corp.	21	566
NexPoint Residential Trust, Inc. REIT	13	566
Farmer Mac — Class C	5	564
ProAssurance Corp.	32	559
Nicolet Bankshares, Inc.*	7	559
Empire State Realty Trust, Inc. — Class A REIT	80	539
ConnectOne Bancorp, Inc.	22	533
Radius Global Infrastructure, Inc. — Class A*	45	532
1st Source Corp.	10	531
Centerspace REIT	9	528
LendingClub Corp.*	60	528
Washington Trust Bancorp, Inc.	11	519
Argo Group International Holdings Ltd.	20	517
Marcus & Millichap, Inc.	15	517
Customers Bancorp, Inc.*	18	510
Ready Capital Corp. REIT	45	501
Community Healthcare Trust, Inc. REIT	14	501
Banc of California, Inc.	31	494
RPT Realty REIT	49	492
Amerant Bancorp, Inc.	18	483
UMH Properties, Inc. REIT	30	483
Peoples Bancorp, Inc.	17	480
Origin Bancorp, Inc.	13	477
Columbia Financial, Inc.*	22	476
Necessity Retail REIT, Inc.	80	474
Ambac Financial Group, Inc.*	27	471
Univest Financial Corp.	18	470
Hanmi Financial Corp.	19	470
Heritage Commerce Corp.	36	468
International Money Express, Inc.*	19	463
KKR Real Estate Finance Trust, Inc. REIT	33	461
James River Group Holdings Ltd.	22	460
Redwood Trust, Inc. REIT	68	460
Community Trust Bancorp, Inc.	10	459
Safehold, Inc. REIT	16	458
Northfield Bancorp, Inc.	29	456
Summit Hotel Properties, Inc. REIT	63	455
eXp World Holdings, Inc.	41	454
WisdomTree, Inc.	83	452
TrustCo Bank Corporation NY	12	451
Armada Hoffler Properties, Inc. REIT	39	448
QCR Holdings, Inc.	9	447

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
ARMOUR Residential REIT, Inc.	79	$445
First Foundation, Inc.	31	444
Plymouth Industrial REIT, Inc.	23	441
Enact Holdings, Inc.	18	434
Ellington Financial, Inc. REIT	35	433
Gladstone Commercial Corp. REIT	23	425
Anywhere Real Estate, Inc.*	66	422
Old Second Bancorp, Inc.	26	417
Goosehead Insurance, Inc. — Class A*	12	412
B Riley Financial, Inc.	12	410
Peapack-Gladstone Financial Corp.	11	409
Brightsphere Investment Group, Inc.	19	391
First Bancshares, Inc.	12	384
Universal Health Realty Income Trust REIT	8	382
Camden National Corp.	9	375
Office Properties Income Trust REIT	28	374
First Community Bankshares, Inc.	11	373
Compass, Inc. — Class A*	160	373
MBIA, Inc.*	29	373
Bank First Corp.	4	371
Diamond Hill Investment Group, Inc.	2	370
Lemonade, Inc.*	27	369
CBL & Associates Properties, Inc. REIT	16	369
Flushing Financial Corp.	19	368
Gladstone Land Corp. REIT	20	367
Kearny Financial Corp.	36	365
Horizon Bancorp, Inc.	24	362
HarborOne Bancorp, Inc.	26	361
Great Southern Bancorp, Inc.	6	357
First Mid Bancshares, Inc.	11	353
Metropolitan Bank Holding Corp.*	6	352
Global Medical REIT, Inc.	37	351
BrightSpire Capital, Inc. REIT	56	349
Farmland Partners, Inc. REIT	28	349
CrossFirst Bankshares, Inc.*	28	347
Byline Bancorp, Inc.	15	345
Chatham Lodging Trust REIT	28	344
Urstadt Biddle Properties, Inc. — Class A REIT	18	341
Cambridge Bancorp	4	332
Silvergate Capital Corp. — Class A*,1	19	331
Bank of Marin Bancorp	10	329
United Fire Group, Inc.	12	328
SiriusPoint Ltd.*	55	325
Central Pacific Financial Corp.	16	324
First Financial Corp.	7	323
Midland States Bancorp, Inc.	12	319
Dynex Capital, Inc. REIT	25	318
Independent Bank Corp.	13	311
Ares Commercial Real Estate Corp. REIT	30	309
iStar, Inc. REIT	40	305
HomeStreet, Inc.	11	303
Mercantile Bank Corp.	9	301
Brookfield Business Corp. — Class A	16	301
AssetMark Financial Holdings, Inc.*	13	299
Orion Office REIT, Inc.	35	299
Equity Bancshares, Inc. — Class A	9	294
Bar Harbor Bankshares	9	288
MidWestOne Financial Group, Inc.	9	286
TPG RE Finance Trust, Inc. REIT	42	285
Coastal Financial Corp.*	6	285
Saul Centers, Inc. REIT	7	285
National Western Life Group, Inc. — Class A	1	281
Broadmark Realty Capital, Inc. REIT	78	278
Hingham Institution For Savings The	1	276
SmartFinancial, Inc.	10	275
Arrow Financial Corp.	8	271
Whitestone REIT — Class B	28	270
Mid Penn Bancorp, Inc.	9	270
Victory Capital Holdings, Inc. — Class A	10	268
Farmers National Banc Corp.	19	268
Business First Bancshares, Inc.	12	266
Redfin Corp.*	62	263
Capital City Bank Group, Inc.	8	260
Invesco Mortgage Capital, Inc. REIT	20	255
RMR Group, Inc. — Class A	9	254
Oppenheimer Holdings, Inc. — Class A	6	254
Indus Realty Trust, Inc. REIT	4	254
First of Long Island Corp.	14	252
Carter Bankshares, Inc.*	15	249
Bridgewater Bancshares, Inc.*	14	248
EZCORP, Inc. — Class A*	30	244
Merchants Bancorp	10	243
City Office REIT, Inc.	29	243
RE/MAX Holdings, Inc. — Class A	13	242
HomeTrust Bancshares, Inc.	10	242
Waterstone Financial, Inc.	14	241
Metrocity Bankshares, Inc.	11	238
CNB Financial Corp.	10	238
Perella Weinberg Partners	24	235
Amalgamated Financial Corp.	10	230
West BanCorp, Inc.	9	230
Capstar Financial Holdings, Inc.	13	230
Southern Missouri Bancorp, Inc.	5	229
Southern First Bancshares, Inc.*	5	229
One Liberty Properties, Inc. REIT	10	222
American National Bankshares, Inc.	6	222
GCM Grosvenor, Inc. — Class A	29	221
Orchid Island Capital, Inc. REIT	21	220
Alexander’s, Inc. REIT	1	220
Financial Institutions, Inc.	9	219
Five Star Bancorp	8	218
Esquire Financial Holdings, Inc.	5	216
FRP Holdings, Inc.*	4	215
Enterprise Bancorp, Inc.	6	212
Alerus Financial Corp.	9	210
RBB Bancorp	10	209
Guaranty Bancshares, Inc.	6	208
Peoples Financial Services Corp.	4	207
Citizens & Northern Corp.	9	206
Blue Foundry Bancorp*	16	206

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Republic Bancorp, Inc. — Class A	5	$205
John Marshall Bancorp, Inc.	7	201
ACNB Corp.	5	199
Civista Bancshares, Inc.	9	198
World Acceptance Corp.*	3	198
Tiptree, Inc. — Class A	14	194
Granite Point Mortgage Trust, Inc. REIT	36	193
South Plains Financial, Inc.	7	193
Shore Bancshares, Inc.	11	192
Farmers & Merchants Bancorp Incorporated/Archbold OH	7	190
Douglas Elliman, Inc.	45	183
CTO Realty Growth, Inc. REIT	10	183
First Business Financial Services, Inc.	5	183
First Bancorp, Inc.	6	180
Macatawa Bank Corp.	16	176
Summit Financial Group, Inc.	7	174
Sierra Bancorp	8	170
Universal Insurance Holdings, Inc.	16	170
Braemar Hotels & Resorts, Inc. REIT	41	169
Northeast Bank	4	168
Franklin Street Properties Corp. REIT	60	164
Orrstown Financial Services, Inc.	7	162
BCB Bancorp, Inc.	9	162
Home Bancorp, Inc.	4	160
Postal Realty Trust, Inc. — Class A REIT	11	160
HCI Group, Inc.	4	158
AFC Gamma, Inc. REIT	10	157
Sculptor Capital Management, Inc.	18	156
MVB Financial Corp.	7	154
Primis Financial Corp.	13	154
Hersha Hospitality Trust — Class A REIT	18	153
Red River Bancshares, Inc.	3	153
BayCom Corp.	8	152
Investors Title Co.	1	148
Third Coast Bancshares, Inc.*	8	147
First Internet Bancorp	6	146
NerdWallet, Inc. — Class A*	15	144
First Western Financial, Inc.*	5	141
Regional Management Corp.	5	140
BRT Apartments Corp. REIT	7	137
Blue Ridge Bankshares, Inc.	11	137
FVCBankcorp, Inc.*	7	134
PCSB Financial Corp.	7	133
LendingTree, Inc.*	6	128
Donegal Group, Inc. — Class A	9	128
Industrial Logistics Properties Trust REIT	39	128
Colony Bankcorp, Inc.	10	127
Parke Bancorp, Inc.	6	124
First Bank/Hamilton NJ	9	124
PCB Bancorp	7	124
Hippo Holdings, Inc.*	9	122
Greenlight Capital Re Ltd. — Class A*	15	122
Capital Bancorp, Inc.	5	118
HBT Financial, Inc.	6	117
Greene County Bancorp, Inc.	2	115
Silvercrest Asset Management Group, Inc. — Class A	6	113
Unity Bancorp, Inc.	4	109
Luther Burbank Corp.	9	100
Legacy Housing Corp.*	5	95
Ashford Hospitality Trust, Inc. REIT*	21	94
First Guaranty Bancshares, Inc.	4	94
Oportun Financial Corp.*	17	94
Diversified Healthcare Trust REIT	143	92
Bankwell Financial Group, Inc.	3	88
Pioneer Bancorp, Inc.*	7	80
NI Holdings, Inc.*	6	80
Nexpoint Real Estate Finance, Inc. REIT	5	79
Atlanticus Holdings Corp.*	3	79
Trean Insurance Group, Inc.*	13	78
USCB Financial Holdings, Inc.*	6	73
eHealth, Inc.*	14	68
Sterling Bancorp, Inc.*	11	67
Provident Bancorp, Inc.	9	66
Republic First Bancorp, Inc.*	29	62
Crawford & Co. — Class A	11	61
Chicago Atlantic Real Estate Finance, Inc.	4	60
Stratus Properties, Inc.	3	58
Selectquote, Inc.*	81	54
Consumer Portfolio Services, Inc.*	6	53
Velocity Financial, Inc.*	5	48
Curo Group Holdings Corp.*	13	46
Clipper Realty, Inc. REIT	7	45
Transcontinental Realty Investors, Inc.*	1	44
Bluerock Homes Trust, Inc.*	2	43
Associated Capital Group, Inc. — Class A	1	42
Doma Holdings, Inc.*	83	38
SWK Holdings Corp.*	2	35
Angel Oak Mortgage, Inc. REIT	7	33
Finance of America Companies, Inc. — Class A*	23	29
American Realty Investors, Inc.*	1	26
Root, Inc. — Class A*	5	23
Sunlight Financial Holdings, Inc.*	15	19
Offerpad Solutions, Inc.*,1	41	19
OppFi, Inc.*	8	16
Applied Digital Corp.*	5	9
Home Point Capital, Inc.*	5	7
Cryptyde, Inc.*	12	2
Total Financial		320,831

Industrial - 5.7%
EMCOR Group, Inc.	28	4,147
RBC Bearings, Inc.*	17	3,559
Saia, Inc.*	16	3,355
Chart Industries, Inc.*	26	2,996
Fluor Corp.*	86	2,981
Exponent, Inc.	30	2,973
Applied Industrial Technologies, Inc.	23	2,899
Novanta, Inc.*	21	2,853
Atkore, Inc.*	25	2,835
Fabrinet*	22	2,821

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Evoqua Water Technologies Corp.*	71	$2,812
UFP Industries, Inc.	35	2,774
Aerojet Rocketdyne Holdings, Inc.*	48	2,685
Comfort Systems USA, Inc.	21	2,417
Casella Waste Systems, Inc. — Class A*	30	2,379
Watts Water Technologies, Inc. — Class A	16	2,340
Altra Industrial Motion Corp.	39	2,330
Simpson Manufacturing Company, Inc.	26	2,305
GATX Corp.	21	2,233
Franklin Electric Company, Inc.	28	2,233
Summit Materials, Inc. — Class A*	73	2,079
Bloom Energy Corp. — Class A*	106	2,027
Badger Meter, Inc.	18	1,963
AAON, Inc.	26	1,958
Sanmina Corp.*	34	1,948
Mueller Industries, Inc.	33	1,947
Advanced Energy Industries, Inc.	22	1,887
Albany International Corp. — Class A	19	1,873
Belden, Inc.	25	1,798
EnerSys	24	1,772
Cactus, Inc. — Class A	35	1,759
Hillenbrand, Inc.	41	1,750
John Bean Technologies Corp.	19	1,735
Atlas Air Worldwide Holdings, Inc.*	17	1,714
SPX Technologies, Inc.*	26	1,707
Vishay Intertechnology, Inc.	78	1,682
Forward Air Corp.	16	1,678
Federal Signal Corp.	36	1,673
Terex Corp.	39	1,666
Boise Cascade Co.	24	1,648
Plexus Corp.*	16	1,647
Dycom Industries, Inc.*	17	1,591
Hub Group, Inc. — Class A*	20	1,590
Arcosa, Inc.	29	1,576
O-I Glass, Inc.*	95	1,574
Zurn Elkay Water Solutions Corp.	74	1,565
Scorpio Tankers, Inc.	29	1,559
Encore Wire Corp.	11	1,513
Moog, Inc. — Class A	17	1,492
Werner Enterprises, Inc.	37	1,490
Matson, Inc.	23	1,438
Trinity Industries, Inc.	48	1,419
Golar LNG Ltd.*	61	1,390
Itron, Inc.*	27	1,368
Energizer Holdings, Inc.	40	1,342
ESCO Technologies, Inc.	15	1,313
EnPro Industries, Inc.	12	1,304
Brady Corp. — Class A	27	1,272
Kadant, Inc.	7	1,243
Barnes Group, Inc.	30	1,225
AeroVironment, Inc.*	14	1,199
Kennametal, Inc.	48	1,155
Lindsay Corp.	7	1,140
Masonite International Corp.*	14	1,128
International Seaways, Inc.	29	1,074
NV5 Global, Inc.*	8	1,058
ArcBest Corp.	15	1,051
Materion Corp.	12	1,050
CSW Industrials, Inc.	9	1,043
Helios Technologies, Inc.	19	1,034
Frontdoor, Inc.*	49	1,019
Mueller Water Products, Inc. — Class A	94	1,011
Greif, Inc. — Class A	15	1,006
Griffon Corp.	28	1,002
Worthington Industries, Inc.	19	945
Air Transport Services Group, Inc.*	36	935
TTM Technologies, Inc.*	62	935
Frontline plc*	76	923
MYR Group, Inc.*	10	921
Granite Construction, Inc.	26	912
AAR Corp.*	20	898
Enerpac Tool Group Corp.	35	891
Knowles Corp.*	54	887
Gibraltar Industries, Inc.*	19	872
Alamo Group, Inc.	6	850
Enovix Corp.*	65	809
Kratos Defense & Security Solutions, Inc.*	75	774
Montrose Environmental Group, Inc.*	17	755
CTS Corp.	19	749
Tennant Co.	12	739
Standex International Corp.	7	717
OSI Systems, Inc.*	9	716
DHT Holdings, Inc.	80	710
Primoris Services Corp.	32	702
Vicor Corp.*	13	699
TriMas Corp.	25	693
Marten Transport Ltd.	35	692
Xometry, Inc. — Class A*	21	677
Energy Recovery, Inc.*	33	676
SFL Corporation Ltd.	70	645
Golden Ocean Group Ltd.	74	643
Construction Partners, Inc. — Class A*	24	640
Greenbrier Companies, Inc.	19	637
PGT Innovations, Inc.*	35	629
AZZ, Inc.	15	603
Modine Manufacturing Co.*	30	596
Sterling Infrastructure, Inc.*	18	590
LSB Industries, Inc.*	44	585
Hillman Solutions Corp.*	81	584
Apogee Enterprises, Inc.	13	578
Benchmark Electronics, Inc.	21	560
Sturm Ruger & Company, Inc.	11	557
FLEX LNG Ltd.	17	556
GrafTech International Ltd.	116	552
Columbus McKinnon Corp.	17	552
Mirion Technologies, Inc.*	83	549
Matthews International Corp. — Class A	18	548
Astec Industries, Inc.	13	528
Joby Aviation, Inc.*	151	506
Mesa Laboratories, Inc.	3	499
Napco Security Technologies, Inc.*	18	495
TimkenSteel Corp.*	27	491

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Myers Industries, Inc.	22	$489
American Woodmark Corp.*	10	489
JELD-WEN Holding, Inc.*	50	482
Rocket Lab USA, Inc.*	126	475
UFP Technologies, Inc.*	4	472
Janus International Group, Inc.*	49	466
Ichor Holdings Ltd.*	17	456
CryoPort, Inc.*	26	451
PureCycle Technologies, Inc.*	65	440
Proto Labs, Inc.*	17	434
Chase Corp.	5	431
Heartland Express, Inc.	28	429
GoPro, Inc. — Class A*	86	428
Thermon Group Holdings, Inc.*	20	402
Teekay Tankers Ltd. — Class A*	13	401
Triumph Group, Inc.*	38	400
Eagle Bulk Shipping, Inc.	8	399
Li-Cycle Holdings Corp.*	80	381
Kaman Corp.	17	379
Dorian LPG Ltd.	19	360
Gorman-Rupp Co.	14	359
Nordic American Tankers Ltd.	116	355
Genco Shipping & Trading Ltd.	23	353
Stoneridge, Inc.*	16	345
Costamare, Inc.	37	343
Ryerson Holding Corp.	11	333
Argan, Inc.	9	332
Insteel Industries, Inc.	12	330
Heritage-Crystal Clean, Inc.*	10	325
FARO Technologies, Inc.*	11	323
Kimball Electronics, Inc.*	14	316
Ardmore Shipping Corp.*	21	303
Ducommun, Inc.*	6	300
Pactiv Evergreen, Inc.	26	295
Harsco Corp.*	46	289
Allied Motion Technologies, Inc.	8	278
Blink Charging Co.*,1	25	274
Vishay Precision Group, Inc.*	7	271
nLight, Inc.*	26	264
CIRCOR International, Inc.*	11	263
Luxfer Holdings plc	19	261
DXP Enterprises, Inc.*	9	248
Smith & Wesson Brands, Inc.	28	243
Covenant Logistics Group, Inc. — Class A	7	242
Greif, Inc. — Class B	3	235
MicroVision, Inc.*	99	233
Great Lakes Dredge & Dock Corp.*	39	232
Centrus Energy Corp. — Class A*	7	227
Cadre Holdings, Inc.	11	221
IES Holdings, Inc.*	6	213
Powell Industries, Inc.	6	211
Babcock & Wilcox Enterprises, Inc.*	36	208
National Presto Industries, Inc.	3	205
Northwest Pipe Co.*	6	202
Olympic Steel, Inc.	6	201
Comtech Telecommunications Corp.	16	194
Manitowoc Company, Inc.*	21	192
Tutor Perini Corp.*	25	189
Omega Flex, Inc.	2	187
Teekay Corp.*	41	186
NuScale Power Corp.*	18	185
SmartRent, Inc.*	71	172
Tredegar Corp.	16	164
AerSale Corp.*	10	162
Sight Sciences, Inc.*	13	159
Archer Aviation, Inc. — Class A*	83	155
Astronics Corp.*	15	154
Hyster-Yale Materials Handling, Inc.	6	152
Ranpak Holdings Corp.*	26	150
Park Aerospace Corp.	11	148
Daseke, Inc.*	25	142
Universal Logistics Holdings, Inc.	4	134
Evolv Technologies Holdings, Inc.*	51	132
Safe Bulkers, Inc.	44	128
ESS Tech, Inc.*	49	119
Radiant Logistics, Inc.*	23	117
Pure Cycle Corp.*	11	115
Eastman Kodak Co.*	35	107
PAM Transportation Services, Inc.*	4	104
Identiv, Inc.*	14	101
908 Devices, Inc.*	13	99
Latham Group, Inc.*	30	97
Concrete Pumping Holdings, Inc.*	16	94
Charge Enterprises, Inc.*	73	90
AMMO, Inc.*	52	90
Akoustis Technologies, Inc.*	31	87
Caesarstone Ltd.	13	74
Transphorm, Inc.*	13	71
View, Inc.*,1	67	65
Turtle Beach Corp.*	9	65
Atlas Technical Consultants, Inc.*	11	57
Karat Packaging, Inc.	3	43
Hydrofarm Holdings Group, Inc.*	27	42
Astra Space, Inc.*	89	39
NL Industries, Inc.	5	34
Sarcos Technology and Robotics Corp.*	51	29
Momentus, Inc.*	32	25
Redwire Corp.*	11	22
Berkshire Grey, Inc.*	29	17
Fathom Digital Manufacturing C*	7	9
AEye, Inc.*	15	7
Total Industrial		192,473

Consumer, Cyclical - 4.6%
Crocs, Inc.*	36	3,904
Texas Roadhouse, Inc. — Class A	40	3,638
Murphy USA, Inc.	13	3,634
Light & Wonder, Inc. — Class A*	57	3,340
Wingstop, Inc.	18	2,477
Academy Sports & Outdoors, Inc.	46	2,417
Asbury Automotive Group, Inc.*	13	2,330
Fox Factory Holding Corp.*	25	2,281
Visteon Corp.*	17	2,224

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Meritage Homes Corp.*	22	$2,028
FirstCash Holdings, Inc.	23	1,999
Hilton Grand Vacations, Inc.*	51	1,966
Adient plc*	56	1,943
Taylor Morrison Home Corp. — Class A*	64	1,942
Signet Jewelers Ltd.	27	1,836
Foot Locker, Inc.	48	1,814
National Vision Holdings, Inc.*	46	1,783
UniFirst Corp.	9	1,737
Goodyear Tire & Rubber Co.*	169	1,715
Topgolf Callaway Brands Corp.*	84	1,659
Skyline Champion Corp.*	32	1,648
Beacon Roofing Supply, Inc.*	31	1,637
Papa John’s International, Inc.	19	1,564
Steven Madden Ltd.	46	1,470
KB Home	46	1,465
Group 1 Automotive, Inc.	8	1,443
Resideo Technologies, Inc.*	87	1,431
LCI Industries	15	1,387
Rush Enterprises, Inc. — Class A	26	1,359
Kontoor Brands, Inc.	33	1,320
Sonos, Inc.*	78	1,318
American Eagle Outfitters, Inc.*	94	1,312
Gentherm, Inc.*	20	1,306
GMS, Inc.*	26	1,295
Dorman Products, Inc.*	16	1,294
International Game Technology plc	57	1,293
SeaWorld Entertainment, Inc.*	24	1,284
Spirit Airlines, Inc.*	65	1,266
Nu Skin Enterprises, Inc. — Class A	30	1,265
Cracker Barrel Old Country Store, Inc.	13	1,232
Red Rock Resorts, Inc. — Class A	30	1,200
Installed Building Products, Inc.	14	1,198
Dana, Inc.	78	1,180
Cavco Industries, Inc.*	5	1,131
Boot Barn Holdings, Inc.*	18	1,125
LGI Homes, Inc.*	12	1,111
Tri Pointe Homes, Inc.*	59	1,097
ODP Corp.*	24	1,093
MDC Holdings, Inc.	34	1,074
Bloomin’ Brands, Inc.	53	1,066
World Fuel Services Corp.	37	1,011
Veritiv Corp.	8	974
MillerKnoll, Inc.	46	966
Shake Shack, Inc. — Class A*	23	955
Winnebago Industries, Inc.	18	949
Methode Electronics, Inc.	21	932
Dave & Buster’s Entertainment, Inc.*	26	921
Cheesecake Factory, Inc.[1]	29	920
PriceSmart, Inc.	15	912
H&E Equipment Services, Inc.	20	908
Urban Outfitters, Inc.*	37	882
KAR Auction Services, Inc.*	67	874
Century Communities, Inc.	17	850
Acushnet Holdings Corp.	20	849
Oxford Industries, Inc.	9	839
Brinker International, Inc.*	26	830
Vista Outdoor, Inc.*	34	829
Jack in the Box, Inc.	12	819
Buckle, Inc.	18	816
Sally Beauty Holdings, Inc.*	65	814
Patrick Industries, Inc.	13	788
XPEL, Inc.*	13	781
iRobot Corp.*	16	770
Liberty Media Corporation-Liberty Braves — Class C*	23	741
M/I Homes, Inc.*	16	739
Everi Holdings, Inc.*	50	717
Luminar Technologies, Inc.*,1	144	713
Fisker, Inc.*,1	98	713
Abercrombie & Fitch Co. — Class A*	31	710
HNI Corp.	24	682
Madison Square Garden Entertainment Corp.*	15	675
Warby Parker, Inc. — Class A*	50	675
Wabash National Corp.	29	655
Dillard’s, Inc. — Class A	2	646
Malibu Boats, Inc. — Class A*	12	640
Monarch Casino & Resort, Inc.*	8	615
Allegiant Travel Co. — Class A*	9	612
La-Z-Boy, Inc.	26	593
Dine Brands Global, Inc.	9	581
Cinemark Holdings, Inc.*	66	572
MRC Global, Inc.*	49	568
Hibbett, Inc.	8	546
Sonic Automotive, Inc. — Class A	11	542
American Axle & Manufacturing Holdings, Inc.*	68	532
Clean Energy Fuels Corp.*	102	530
Camping World Holdings, Inc. — Class A	23	513
Proterra, Inc.*	132	498
Shyft Group, Inc.	20	497
SkyWest, Inc.*	30	495
Wolverine World Wide, Inc.	45	492
Titan International, Inc.*	32	490
Titan Machinery, Inc.*	12	477
Virgin Galactic Holdings, Inc.*,1	137	477
Winmark Corp.	2	472
Douglas Dynamics, Inc.	13	470
Caleres, Inc.	21	468
ScanSource, Inc.*	16	468
RCI Hospitality Holdings, Inc.	5	466
Golden Entertainment, Inc.*	12	449
Sweetgreen, Inc. — Class A*	51	437
Arko Corp.	50	433
BlueLinx Holdings, Inc.*	6	427
Bally’s Corp.*	22	426
Nikola Corp.*,1	194	419
Standard Motor Products, Inc.	12	418
Guess?, Inc.[1]	20	414
Lions Gate Entertainment Corp. — Class B*	76	413

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Green Brick Partners, Inc.*	17	$412
IMAX Corp.*	28	410
Franchise Group, Inc.	17	405
A-Mark Precious Metals, Inc.	11	382
Ermenegildo Zegna N.V.	36	377
MarineMax, Inc.*	12	375
OneSpaWorld Holdings Ltd.*	40	373
G-III Apparel Group Ltd.*	27	370
Genesco, Inc.*	8	368
Chico’s FAS, Inc.*	74	364
Sleep Number Corp.*	14	364
Steelcase, Inc. — Class A	51	361
TravelCenters of America, Inc.*	8	358
Interface, Inc. — Class A	36	355
indie Semiconductor, Inc. — Class A*	60	350
Ethan Allen Interiors, Inc.	13	344
BJ’s Restaurants, Inc.*	13	343
Ruth’s Hospitality Group, Inc.	22	341
Qurate Retail, Inc. — Class A*	208	339
PC Connection, Inc.	7	328
Children’s Place, Inc.*	9	328
Designer Brands, Inc. — Class A	33	323
Sun Country Airlines Holdings, Inc.*	20	317
Sovos Brands, Inc.*	22	316
Chuy’s Holdings, Inc.*	11	311
MasterCraft Boat Holdings, Inc.*	12	310
Accel Entertainment, Inc.*	40	308
Hawaiian Holdings, Inc.*	30	308
Denny’s Corp.*	33	304
Vizio Holding Corp. — Class A*	41	304
REV Group, Inc.	24	303
Haverty Furniture Companies, Inc.	10	299
Life Time Group Holdings, Inc.*	25	299
Movado Group, Inc.	9	290
America’s Car-Mart, Inc.*	4	289
Shoe Carnival, Inc.	12	287
VSE Corp.	6	281
Destination XL Group, Inc.*	41	277
Hudson Technologies, Inc.*	26	263
Big Lots, Inc.	17	250
Sportsman’s Warehouse Holdings, Inc.*	26	245
Bowlero Corp.*	18	243
Beazer Homes USA, Inc.*	18	230
Xponential Fitness, Inc. — Class A*	10	229
Frontier Group Holdings, Inc.*	22	226
Rush Enterprises, Inc. — Class B	4	225
Zumiez, Inc.*	10	217
Xperi, Inc.*	25	215
Build-A-Bear Workshop, Inc. — Class A*	9	215
Miller Industries, Inc.	8	213
PetMed Express, Inc.	12	212
Aspen Aerogels, Inc.*	18	212
Portillo’s, Inc. — Class A*	13	212
Funko, Inc. — Class A*	19	207
Marcus Corp.	14	201
OneWater Marine, Inc. — Class A*	7	200
Lions Gate Entertainment Corp. — Class A*	35	200
Bluegreen Vacations Holding Corp.	8	200
Johnson Outdoors, Inc. — Class A	3	198
Liberty Media Corporation-Liberty Braves — Class A*	6	196
Solid Power, Inc.*	77	196
Global Industrial Co.	8	188
Hyliion Holdings Corp.*	80	187
EVgo, Inc.*,1	41	183
Microvast Holdings, Inc.*	116	177
Lovesac Co.*	8	176
Forestar Group, Inc.*	11	170
Citi Trends, Inc.*	6	159
Purple Innovation, Inc.*	33	158
Lindblad Expeditions Holdings, Inc.*	20	154
Kimball International, Inc. — Class B	23	150
Universal Electronics, Inc.*	7	146
Tilly’s, Inc. — Class A*	16	145
Kura Sushi USA, Inc. — Class A*	3	143
Full House Resorts, Inc.*	19	143
Clarus Corp.	18	141
TuSimple Holdings, Inc. — Class A*	85	139
Sonder Holdings, Inc.*	111	138
Noodles & Co.*	25	137
Workhorse Group, Inc.*	89	135
GrowGeneration Corp.*	34	133
Motorcar Parts of America, Inc.*	11	130
Rush Street Interactive, Inc.*	36	129
Weber, Inc. — Class A*,1	16	129
Tupperware Brands Corp.*	31	128
Hovnanian Enterprises, Inc. — Class A*	3	126
Fossil Group, Inc.*	28	121
Bed Bath & Beyond, Inc.*,1	48	120
Rocky Brands, Inc.	5	118
Big 5 Sporting Goods Corp.	13	115
Century Casinos, Inc.*	16	112
LL Flooring Holdings, Inc.*	20	112
Cato Corp. — Class A	12	112
Lordstown Motors Corp. — Class A*	98	112
Rite Aid Corp.*	33	110
NEOGAMES S.A.*	9	110
El Pollo Loco Holdings, Inc.	11	110
Blue Bird Corp.*	10	107
Dream Finders Homes, Inc. — Class A*	12	104
Tile Shop Holdings, Inc.*	23	101
Wheels Up Experience, Inc.*	96	99
Canoo, Inc.*	78	96
ONE Group Hospitality, Inc.*	14	88
Velodyne Lidar, Inc.*	117	86
Hyzon Motors, Inc.*	53	82
Container Store Group, Inc.*	19	82
Snap One Holdings Corp.*	11	82
First Watch Restaurant Group, Inc.*	6	81
Aeva Technologies, Inc.*	58	79
Reservoir Media, Inc.*	12	72

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Superior Group of Companies, Inc.	7	$70
Holley, Inc.*	31	66
F45 Training Holdings, Inc.*	23	66
Weyco Group, Inc.	3	63
Lifetime Brands, Inc.	8	61
Marine Products Corp.	5	59
Vinco Ventures, Inc.*	124	58
Traeger, Inc.*	20	56
Mullen Automotive, Inc.*	193	55
Conn’s, Inc.*	8	55
PLBY Group, Inc.*	19	52
Duluth Holdings, Inc. — Class B*	8	49
Cenntro Electric Group Ltd.*	111	49
ThredUp, Inc. — Class A*	35	46
Express, Inc.*	39	40
Landsea Homes Corp.*	7	37
Aterian, Inc.*	39	30
Torrid Holdings, Inc.*,1	10	30
Volta, Inc.*,1	73	26
Party City Holdco, Inc.*	65	24
CompX International, Inc.	1	18
JOANN, Inc.*,1	6	17
Xos, Inc.*	33	15
Lightning eMotors, Inc.*	24	9
Cepton, Inc.*	5	6
Total Consumer, Cyclical		154,826

Technology - 3.9%
ExlService Holdings, Inc.*	19	3,219
SPS Commerce, Inc.*	22	2,825
Silicon Laboratories, Inc.*	20	2,713
Maximus, Inc.	36	2,640
Qualys, Inc.*	23	2,581
Tenable Holdings, Inc.*	67	2,556
Box, Inc. — Class A*	82	2,553
Power Integrations, Inc.	34	2,438
Workiva, Inc.*	29	2,435
Super Micro Computer, Inc.*	28	2,299
Rambus, Inc.*	64	2,292
Synaptics, Inc.*	24	2,284
Blackline, Inc.*	33	2,220
Diodes, Inc.*	27	2,056
Onto Innovation, Inc.*	30	2,043
Envestnet, Inc.*	32	1,974
Insight Enterprises, Inc.*	19	1,905
MACOM Technology Solutions Holdings, Inc.*	30	1,889
Ambarella, Inc.*	22	1,809
1Life Healthcare, Inc.*	108	1,805
CommVault Systems, Inc.*	27	1,697
Blackbaud, Inc.*	27	1,589
Axcelis Technologies, Inc.*	20	1,587
ACI Worldwide, Inc.*	69	1,587
Varonis Systems, Inc.*	66	1,580
Sprout Social, Inc. — Class A*	27	1,524
Kulicke & Soffa Industries, Inc.	34	1,505
Amkor Technology, Inc.	61	1,463
MaxLinear, Inc. — Class A*	43	1,460
Impinj, Inc.*	13	1,419
Altair Engineering, Inc. — Class A*	31	1,410
PagerDuty, Inc.*	52	1,381
Verint Systems, Inc.*	38	1,379
Evolent Health, Inc. — Class A*	49	1,376
Progress Software Corp.	26	1,312
NetScout Systems, Inc.*	40	1,300
Appfolio, Inc. — Class A*	12	1,265
Rapid7, Inc.*	35	1,189
Verra Mobility Corp.*	84	1,162
Veradigm, Inc.*	64	1,129
Semtech Corp.*	39	1,119
CSG Systems International, Inc.	19	1,087
KnowBe4, Inc. — Class A*	43	1,066
DigitalOcean Holdings, Inc.*	41	1,044
Clear Secure, Inc. — Class A	38	1,042
FormFactor, Inc.*	46	1,023
Xerox Holdings Corp.	70	1,022
SiTime Corp.*	10	1,016
Duolingo, Inc.*	14	996
Agilysys, Inc.*	12	950
Phreesia, Inc.*	29	938
Cohu, Inc.*	29	929
Parsons Corp.*	20	925
Ultra Clean Holdings, Inc.*	27	895
AvidXchange Holdings, Inc.*	88	875
Model N, Inc.*	21	852
MicroStrategy, Inc. — Class A*,1	6	849
Digital Turbine, Inc.*	55	838
Appian Corp. — Class A*	24	781
Digi International, Inc.*	21	768
Outset Medical, Inc.*	28	723
E2open Parent Holdings, Inc.*	120	704
Alignment Healthcare, Inc.*	59	694
Apollo Medical Holdings, Inc.*	23	681
Everbridge, Inc.*	23	680
PowerSchool Holdings, Inc. — Class A*	28	646
NextGen Healthcare, Inc.*	33	620
Asana, Inc. — Class A*	45	620
Schrodinger Incorporated/United States*	33	617
Adeia, Inc.	64	607
PROS Holdings, Inc.*	25	607
Photronics, Inc.*	36	606
Consensus Cloud Solutions, Inc.*	11	591
Privia Health Group, Inc.*	26	590
Donnelley Financial Solutions, Inc.*	15	580
3D Systems Corp.*	76	562
Avid Technology, Inc.*	21	558
Veeco Instruments, Inc.*	30	557
ACV Auctions, Inc. — Class A*	67	550
Momentive Global, Inc.*	78	546
Duck Creek Technologies, Inc.*	45	542
Fastly, Inc. — Class A*	66	541
Sumo Logic, Inc.*	66	535
ForgeRock, Inc. — Class A*	23	524

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Zeta Global Holdings Corp. — Class A*	64	$523
PDF Solutions, Inc.*	18	513
TTEC Holdings, Inc.	11	486
Hims & Hers Health, Inc.*	73	468
Zuora, Inc. — Class A*	71	452
Cerence, Inc.*	24	445
Yext, Inc.*	67	438
LivePerson, Inc.*	43	436
SMART Global Holdings, Inc.*	29	432
N-able, Inc.*	41	422
Conduent, Inc.*	103	417
PAR Technology Corp.*	16	417
Amplitude, Inc. — Class A*	33	399
Pitney Bowes, Inc.	104	395
C3.ai, Inc. — Class A*	35	392
EngageSmart, Inc.*	22	387
Alpha & Omega Semiconductor Ltd.*	13	371
Matterport, Inc.*	129	361
Olo, Inc. — Class A*	55	344
Health Catalyst, Inc.*	32	340
Sapiens International Corporation N.V.	18	333
CEVA, Inc.*	13	333
BigCommerce Holdings, Inc.*	38	332
Simulations Plus, Inc.	9	329
Grid Dynamics Holdings, Inc.*	29	325
Bandwidth, Inc. — Class A*	14	321
PubMatic, Inc. — Class A*	25	320
AvePoint, Inc.*	77	317
Corsair Gaming, Inc.*	23	312
American Software, Inc. — Class A	21	308
Alkami Technology, Inc.*	21	306
8x8, Inc.*	70	302
Ebix, Inc.	15	299
Vimeo, Inc.*	87	298
OneSpan, Inc.*	26	291
Nutex Health, Inc.*	150	285
Sharecare, Inc.*	172	275
SolarWinds Corp.*	29	271
Domo, Inc. — Class B*	18	256
IonQ, Inc.*	73	252
Daily Journal Corp.*	1	251
Mitek Systems, Inc.*	25	242
Instructure Holdings, Inc.*	10	234
ACM Research, Inc. — Class A*	29	224
Computer Programs and Systems, Inc.*	8	218
Desktop Metal, Inc. — Class A*	160	218
ON24, Inc.*	25	216
Integral Ad Science Holding Corp.*	24	211
UserTesting, Inc.*	28	210
MeridianLink, Inc.*	15	206
Unisys Corp.*	40	204
Intapp, Inc.*	8	200
Inspired Entertainment, Inc.*	15	190
Playstudios, Inc.*	47	182
Telos Corp.*	33	168
Blend Labs, Inc. — Class A*	111	160
Benefitfocus, Inc.*	15	157
Cantaloupe, Inc.*	36	157
Digimarc Corp.*	8	148
Cvent Holding Corp.*	27	146
Enfusion, Inc. — Class A*	15	145
HireRight Holdings Corp.*	12	142
Red Violet, Inc.*	6	138
Vuzix Corp.*,1	36	131
Brightcove, Inc.*	25	131
Upland Software, Inc.*	18	128
Cardlytics, Inc.*	22	127
Rimini Street, Inc.*	29	111
AXT, Inc.*	25	109
eGain Corp.*	12	108
EverCommerce, Inc.*	14	104
Rackspace Technology, Inc.*	35	103
Veritone, Inc.*	19	101
Outbrain, Inc.*	27	98
NextNav, Inc.*	33	97
Skillz, Inc.*	184	93
Porch Group, Inc.*	49	92
Weave Communications, Inc.*	18	82
CS Disco, Inc.*	13	82
Markforged Holding Corp.*	66	77
Atomera, Inc.*	12	75
IBEX Holdings Ltd.*	3	75
Ouster, Inc.*	84	72
Cerberus Cyber Sentinel Corp.*	28	71
Skillsoft Corp.*	49	64
Diebold Nixdorf, Inc.*	44	63
Velo3D, Inc.*	34	61
Pear Therapeutics, Inc.*	40	47
WM Technology, Inc.*,1	43	43
Arteris, Inc.*	10	43
SkyWater Technology, Inc.*	6	43
LiveVox Holdings, Inc.*	13	39
SecureWorks Corp. — Class A*	6	38
Latch, Inc.*	48	34
Viant Technology, Inc. — Class A*	8	32
Loyalty Ventures, Inc.*	13	31
Faraday Future Intelligent Electric, Inc.*	59	17
Kaleyra, Inc.*	20	15
Rigetti Computing, Inc.*,1	19	14
Avaya Holdings Corp.*	50	10
IronNet, Inc.*	39	9
Rockley Photonics Holdings Ltd.*	61	9
Total Technology		129,895

Energy - 2.8%
Matador Resources Co.	67	3,835
Murphy Oil Corp.	88	3,785
ChampionX Corp.	120	3,479
Chord Energy Corp.	25	3,420
Helmerich & Payne, Inc.	61	3,024
Denbury, Inc.*	30	2,611
Civitas Resources, Inc.	44	2,549
SM Energy Co.	73	2,543

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Magnolia Oil & Gas Corp. — Class A	104	$2,439
Valaris Ltd.*	36	2,434
PBF Energy, Inc. — Class A	59	2,406
Weatherford International plc*	43	2,190
Patterson-UTI Energy, Inc.	129	2,172
Shoals Technologies Group, Inc. — Class A*	83	2,048
Noble Corporation plc*	51	1,923
California Resources Corp.	44	1,914
Peabody Energy Corp.*	71	1,876
CNX Resources Corp.*	110	1,852
Array Technologies, Inc.*	90	1,740
Kosmos Energy Ltd.*	273	1,736
Equitrans Midstream Corp.	248	1,661
Liberty Energy, Inc. — Class A	83	1,329
Alpha Metallurgical Resources, Inc.	9	1,318
CONSOL Energy, Inc.	20	1,300
Arch Resources, Inc.	9	1,285
Sitio Royalties Corp. — Class A	42	1,215
Northern Oil and Gas, Inc.	39	1,202
Permian Resources Corp.	124	1,166
Delek US Holdings, Inc.	43	1,161
Callon Petroleum Co.*	30	1,113
Warrior Met Coal, Inc.	31	1,074
Oceaneering International, Inc.*	61	1,067
Sunnova Energy International, Inc.*	59	1,063
Tidewater, Inc.*	28	1,032
NexTier Oilfield Solutions, Inc.*	106	979
Green Plains, Inc.*	32	976
SunPower Corp. — Class A*	49	884
Expro Group Holdings N.V.*	47	852
NOW, Inc.*	66	838
Stem, Inc.*	87	778
Nabors Industries Ltd.*	5	774
Talos Energy, Inc.*	40	755
Comstock Resources, Inc.	55	754
Archrock, Inc.	81	727
Par Pacific Holdings, Inc.*	29	674
Helix Energy Solutions Group, Inc.*	87	642
FuelCell Energy, Inc.*	228	634
Diamond Offshore Drilling, Inc.*	59	614
Borr Drilling Ltd.*	114	567
CVR Energy, Inc.	18	564
US Silica Holdings, Inc.*	45	563
Dril-Quip, Inc.*	20	543
ProPetro Holding Corp.*	52	539
Tellurian, Inc.*	308	517
Gulfport Energy Corp.*	7	516
Laredo Petroleum, Inc.*	10	514
Ranger Oil Corp. — Class A	12	485
Bristow Group, Inc.*	16	434
SunCoke Energy, Inc.	50	431
Montauk Renewables, Inc.*	39	430
Select Energy Services, Inc. — Class A	43	397
RPC, Inc.	44	391
Fluence Energy, Inc.*	22	377
Earthstone Energy, Inc. — Class A*	26	370
Berry Corp.	46	368
ProFrac Holding Corp. — Class A*	14	353
REX American Resources Corp.*	11	350
SandRidge Energy, Inc.*	20	341
Kinetik Holdings, Inc. — Class A1	10	331
W&T Offshore, Inc.*	57	318
Excelerate Energy, Inc. — Class A	12	301
VAALCO Energy, Inc.	64	292
Oil States International, Inc.*	37	276
TETRA Technologies, Inc.*	74	256
DMC Global, Inc.*	12	233
Crescent Energy Co. — Class A	19	228
Gevo, Inc.*	118	224
TPI Composites, Inc.*	22	223
Newpark Resources, Inc.*	50	208
Vertex Energy, Inc.*	32	198
SilverBow Resources, Inc.*	7	198
Solaris Oilfield Infrastructure, Inc. — Class A	19	189
Aris Water Solution, Inc. — Class A	13	187
Amplify Energy Corp.*	21	185
Riley Exploration Permian, Inc.	6	177
National Energy Services Reunited Corp.*	23	160
Eneti, Inc.	14	141
Ring Energy, Inc.*	53	130
FutureFuel Corp.	16	130
Alto Ingredients, Inc.*	44	127
Energy Vault Holdings, Inc.*	37	115
Ramaco Resources, Inc.	13	114
NextDecade Corp.*	19	94
HighPeak Energy, Inc.	4	91
NACCO Industries, Inc. — Class A	2	76
Aemetis, Inc.*	17	67
Empire Petroleum Corp.*	5	62
Cleanspark, Inc.*	27	55
Heliogen, Inc.*	53	37
Battalion Oil Corp.*	2	19
Total Energy		92,335

Communications - 1.7%
Iridium Communications, Inc.	75	3,855
TEGNA, Inc.	133	2,818
Calix, Inc.*	34	2,327
Maxar Technologies, Inc.	43	2,225
Ziff Davis, Inc.*	28	2,215
Marqeta, Inc. — Class A*	261	1,595
Cogent Communications Holdings, Inc.	26	1,484
Perficient, Inc.*	21	1,466
Viavi Solutions, Inc.*	137	1,440
Extreme Networks, Inc.*	77	1,410
Yelp, Inc. — Class A*	42	1,148
Bumble, Inc. — Class A*	51	1,074
DigitalBridge Group, Inc.	95	1,039
Q2 Holdings, Inc.*	34	914
CommScope Holding Company, Inc.*	124	911
Cargurus, Inc.*	62	869

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Magnite, Inc.*	80	$847
InterDigital, Inc.	17	841
ADTRAN Holdings, Inc.	43	808
Upwork, Inc.*	73	762
Infinera Corp.*	113	762
TechTarget, Inc.*	17	749
Credo Technology Group Holding Ltd.*	56	745
Shutterstock, Inc.	14	738
Harmonic, Inc.*	55	720
ePlus, Inc.*	16	708
Scholastic Corp.	17	671
A10 Networks, Inc.	40	665
Liberty Latin America Ltd. — Class C*	87	661
Clearfield, Inc.*	7	659
Telephone & Data Systems, Inc.	60	629
Revolve Group, Inc.*	25	556
Cars.com, Inc.*	40	551
Globalstar, Inc.*	412	548
Gray Television, Inc.	48	537
Figs, Inc. — Class A*	77	518
Overstock.com, Inc.*	26	503
Poshmark, Inc. — Class A*	27	483
EW Scripps Co. — Class A*	35	462
Shenandoah Telecommunications Co.	29	460
iHeartMedia, Inc. — Class A*	74	453
QuinStreet, Inc.*	31	445
Gogo, Inc.*	30	443
Open Lending Corp. — Class A*	64	432
Planet Labs PBC*	93	405
Squarespace, Inc. — Class A*	18	399
EchoStar Corp. — Class A*	23	384
Sinclair Broadcast Group, Inc. — Class A	23	357
Anterix, Inc.*	11	354
HealthStream, Inc.*	14	348
Boston Omaha Corp. — Class A*	13	344
NETGEAR, Inc.*	17	308
WideOpenWest, Inc.*	33	301
AMC Networks, Inc. — Class A*	19	298
Stagwell, Inc.*	47	292
Thryv Holdings, Inc.*	15	285
ATN International, Inc.	6	272
Eventbrite, Inc. — Class A*	45	264
IDT Corp. — Class B*	9	253
Clear Channel Outdoor Holdings, Inc.*	216	227
Liquidity Services, Inc.*	16	225
Couchbase, Inc.*	16	212
Rover Group, Inc.*,1	56	206
Tucows, Inc. — Class A*	6	204
Ooma, Inc.*	14	191
Liberty Latin America Ltd. — Class A*	25	188
CarParts.com, Inc.*	30	188
United States Cellular Corp.*	9	188
Aviat Networks, Inc.*	6	187
fuboTV, Inc.*,1	107	186
OptimizeRx Corp.*	11	185
Quotient Technology, Inc.*	53	182
Gannett Company, Inc.*	87	176
Entravision Communications Corp. — Class A	35	168
Preformed Line Products Co.	2	167
ContextLogic, Inc. — Class A*	338	165
EverQuote, Inc. — Class A*	11	162
Consolidated Communications Holdings, Inc.*	44	157
1-800-Flowers.com, Inc. — Class A*	16	153
Stitch Fix, Inc. — Class A*	49	152
Cambium Networks Corp.*	7	152
MediaAlpha, Inc. — Class A*	14	139
Allbirds, Inc. — Class A*	56	136
DHI Group, Inc.*	25	132
DZS, Inc.*	10	127
Blade Air Mobility, Inc.*	34	122
Ribbon Communications, Inc.*	43	120
Groupon, Inc.*,1	13	112
Vivid Seats, Inc. — Class A*,1	15	109
BARK, Inc.*	70	104
Advantage Solutions, Inc.*	49	102
Edgio, Inc.*	83	94
Arena Group Holdings, Inc.*	8	85
Vacasa, Inc. — Class A*	65	82
Cumulus Media, Inc. — Class A*	13	81
Innovid Corp.*	45	77
Nerdy, Inc.*	33	74
1stdibs.com, Inc.*	14	71
Focus Universal, Inc.*,1	11	71
Lands’ End, Inc.*	9	68
RealReal, Inc.*	50	62
Casa Systems, Inc.*	21	57
Gambling.com Group Ltd.*	6	55
Value Line, Inc.	1	51
Solo Brands, Inc. — Class A*,1	13	48
Cyxtera Technologies, Inc.*	25	48
Inseego Corp.*	52	44
RumbleON, Inc. — Class B*	6	39
Ondas Holdings, Inc.*	21	33
Urban One, Inc.*	8	30
KORE Group Holdings, Inc.*	22	28
Urban One, Inc.*	5	23
Terran Orbital Corp.*,1	14	22
AdTheorent Holding Company, Inc.*	11	18
Audacy, Inc.*	71	16
Lulu’s Fashion Lounge Holdings, Inc.*	4	10
aka Brands Holding Corp.*	7	9
Inspirato, Inc.*	7	8
Total Communications		55,538

Basic Materials - 1.4%
Commercial Metals Co.	70	3,381
Balchem Corp.	19	2,320
HB Fuller Co.	32	2,292
ATI, Inc.*	75	2,240
Cabot Corp.	33	2,206
Livent Corp.*	98	1,947

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Avient Corp.	56	$1,891
Sensient Technologies Corp.	25	1,823
Hecla Mining Co.	324	1,801
Ingevity Corp.*	23	1,620
Innospec, Inc.	15	1,543
Stepan Co.	13	1,384
Quaker Chemical Corp.	8	1,335
Rogers Corp.*	11	1,313
Arconic Corp.*	60	1,270
Minerals Technologies, Inc.	19	1,154
Sylvamo Corp.	22	1,069
Carpenter Technology Corp.	28	1,034
Tronox Holdings plc — Class A	70	960
Constellium SE*	74	875
Novagold Resources, Inc.*	144	861
Compass Minerals International, Inc.	20	820
Kaiser Aluminum Corp.	10	760
Uranium Energy Corp.*,1	193	749
Perimeter Solutions S.A.*	74	676
Mativ Holdings, Inc.	32	669
Orion Engineered Carbons S.A.	36	641
AdvanSix, Inc.	16	608
Energy Fuels, Inc.*	94	584
Resolute Forest Products, Inc.*	27	583
Coeur Mining, Inc.*	169	568
Schnitzer Steel Industries, Inc. — Class A	16	490
Trinseo plc	21	477
Hawkins, Inc.	12	463
Piedmont Lithium, Inc.*	10	440
Ecovyst, Inc.*	43	381
Clearwater Paper Corp.*	10	378
American Vanguard Corp.	17	369
Rayonier Advanced Materials, Inc.*	38	365
Koppers Holdings, Inc.	12	338
Haynes International, Inc.	7	320
Origin Materials, Inc.*	69	318
Lightwave Logic, Inc.*	68	293
Century Aluminum Co.*	30	245
Intrepid Potash, Inc.*	7	202
Diversey Holdings Ltd.*	47	200
Amyris, Inc.*,1	118	181
Codexis, Inc.*	37	172
5E Advanced Materials, Inc.*	19	150
Ur-Energy, Inc.*	126	145
United States Lime & Minerals, Inc.	1	141
Kronos Worldwide, Inc.	13	122
Ivanhoe Electric Incorporated / US*	9	109
Danimer Scientific, Inc.*	55	98
Dakota Gold Corp.*	30	92
Glatfelter Corp.*	27	75
Unifi, Inc.*	8	69
Hycroft Mining Holding Corp.*	91	48
PolyMet Mining Corp.*	18	48
Valhi, Inc.	2	44
Terawulf, Inc.*	13	9
Total Basic Materials		47,759

Utilities - 1.4%
New Jersey Resources Corp.	58	2,878
Black Hills Corp.	38	2,673
South Jersey Industries, Inc.	74	2,629
Portland General Electric Co.	53	2,597
Ormat Technologies, Inc.	30	2,594
PNM Resources, Inc.	51	2,488
Southwest Gas Holdings, Inc.	40	2,475
ONE Gas, Inc.	32	2,423
ALLETE, Inc.	35	2,258
Brookfield Infrastructure Corp. — Class A	58	2,256
NorthWestern Corp.	35	2,077
Spire, Inc.	30	2,066
American States Water Co.	22	2,036
California Water Service Group	32	1,940
Avista Corp.	43	1,907
Clearway Energy, Inc. — Class C	49	1,562
MGE Energy, Inc.	22	1,549
Otter Tail Corp.	25	1,468
SJW Group	16	1,299
Chesapeake Utilities Corp.	10	1,182
Ameresco, Inc. — Class A*	19	1,086
Northwest Natural Holding Co.	20	952
Middlesex Water Co.	10	787
Clearway Energy, Inc. — Class A	22	658
Unitil Corp.	10	513
York Water Co.	9	405
Artesian Resources Corp. — Class A	5	293
Altus Power, Inc.*	25	163
Global Water Resources, Inc.	8	106
FTC Solar, Inc.*	25	67
Via Renewables, Inc.	7	36
Total Utilities		47,423

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	17	275

Diversified - 0.0%
Professional Holding Corp. — Class A*	8	222

Total Common Stocks
(Cost $1,530,437)		1,367,480

WARRANTS† - 0.0%
Triumph Group, Inc.
Expiring 12/19/23*	—	—
Total Warrants
(Cost $1)		—

RIGHTS††† - 0.0%
Consumer, Non-cyclical - 0.0%
Tobira Therapeutics, Inc.*	8	—
UCB*	39	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $—)		—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 19.6%
iShares Russell 2000 Index ETF	1,889	$329,366
Vanguard Russell 2000 ETF	4,679	329,261
Total Exchange-Traded Funds
(Cost $827,474)		658,627

MUTUAL FUNDS† - 19.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	43,160	416,065
Guggenheim Strategy Fund II2	9,842	236,612
Total Mutual Funds
(Cost $667,545)		652,677

	Face Amount
U.S. TREASURY BILLS†† - 15.7%
U.S. Treasury Bills
3.89% due 01/12/23[3,4]	$500,000	499,566
3.79% due 01/17/23[4,5]	30,000	29,957
Total U.S. Treasury Bills
(Cost $529,355)		529,523

REPURCHASE AGREEMENTS††,6 - 8.1%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[3]	153,864	153,864
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[3]	59,179	59,179
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[3]	58,995	58,995
Total Repurchase Agreements
(Cost $272,038)		272,038

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.2%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[8]	7,530	7,530
Total Securities Lending Collateral
(Cost $7,530)		7,530

Total Investments - 103.7%
(Cost $3,834,380)		$3,487,875
Other Assets & Liabilities, net - (3.7)%		(123,394)
Total Net Assets - 100.0%		$3,364,481

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	11	Mar 2023	$974,215	$(22,029)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Russell 2000 Index	Pay	4.53% (Federal Funds Rate + 0.20%)	At Maturity	01/26/23	129	$226,905	$(6,753)
Goldman Sachs International	Russell 2000 Index	Pay	4.43% (Federal Funds Rate + 0.10%)	At Maturity	01/26/23	244	428,906	(19,278)
Barclays Bank plc	Russell 2000 Index	Pay	4.30% (SOFR)	At Maturity	01/25/23	794	1,398,921	(101,440)
							$2,054,732	$(127,471)

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total
Common Stocks	$1,367,480		$—	*	$—		$1,367,480
Warrants	—	*	—		—		—
Rights	—		—		—	*	—
Exchange-Traded Funds	658,627		—		—		658,627
Mutual Funds	652,677		—		—		652,677
U.S. Treasury Bills	—		529,523		—		529,523
Repurchase Agreements	—		272,038		—		272,038
Securities Lending Collateral	7,530		—		—		7,530
Total Assets	$2,686,314		$801,561		$—		$3,487,875

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$22,029	$—	$—	$22,029
Equity Index Swap Agreements**	—	127,471	—	127,471
Total Liabilities	$22,029	$127,471	$—	$149,500

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,224,265	$—	$(975,000)	$(3,455)	$(9,198)	$236,612	9,842	$8,474
Guggenheim Ultra Short Duration Fund — Institutional Class	831,794	800,000	(1,200,000)	(4,612)	(11,117)	416,065	43,160	10,202
	$2,056,059	$800,000	$(2,175,000)	$(8,067)	$(20,315)	$652,677		$18,676

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value - including $7,247 of securities loaned (cost $2,894,797)	$2,563,160
Investments in affiliated issuers, at value (cost $667,545)	652,677
Repurchase agreements, at value (cost $272,038)	272,038
Cash	51
Segregated cash with broker	22,400
Receivables:
Fund shares sold	66,422
Dividends	4,129
Securities lending income	178
Interest	64
Total assets	3,581,119

Liabilities:
Unrealized depreciation on OTC swap agreements	127,471
Payable for:
Swap settlement	63,011
Return of securities lending collateral	7,530
Management fees	2,611
Variation margin on futures contracts	2,574
Transfer agent fees	1,036
Investor service fees	750
Portfolio accounting and administration fees	315
Fund shares redeemed	77
Trustees’ fees*	50
Miscellaneous	11,213
Total liabilities	216,638
Net assets	$3,364,481

Net assets consist of:
Paid in capital	$5,312,904
Total distributable earnings (loss)	(1,948,423)
Net assets	$3,364,481
Capital shares outstanding	57,763
Net asset value per share	$58.25

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $35)	$30,942
Dividends from securities of affiliated issuers	18,676
Interest	14,153
Income from securities lending, net	2,404
Total investment income	66,175

Expenses:
Management fees	36,640
Investor service fees	10,178
Transfer agent fees	11,712
Portfolio accounting and administration fees	5,061
Professional fees	4,055
Custodian fees	780
Trustees’ fees*	762
Line of credit fees	126
Interest expense	37
Miscellaneous	6,919
Total expenses	76,270
Less:
Expenses reimbursed by Adviser	(2,035)
Expenses waived by Adviser	(1,248)
Total waived/reimbursed expenses	(3,283)
Net expenses	72,987
Net investment loss	(6,812)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(314,060)
Investments in affiliated issuers	(8,067)
Swap agreements	(835,946)
Futures contracts	(290,121)
Net realized loss	(1,448,194)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(367,290)
Investments in affiliated issuers	(20,315)
Swap agreements	(354,596)
Futures contracts	(22,029)
Net change in unrealized appreciation (depreciation)	(764,230)
Net realized and unrealized loss	(2,212,424)
Net decrease in net assets resulting from operations	$(2,219,236)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(6,812)	$(83,419)
Net realized gain (loss) on investments	(1,448,194)	1,623,989
Net change in unrealized appreciation (depreciation) on investments	(764,230)	232,499
Net increase (decrease) in net assets resulting from operations	(2,219,236)	1,773,069

Distributions to shareholders	—	(1,625,256)

Capital share transactions:
Proceeds from sale of shares	6,721,718	21,435,557
Distributions reinvested	—	1,625,256
Cost of shares redeemed	(9,123,001)	(26,507,249)
Net decrease from capital share transactions	(2,401,283)	(3,446,436)
Net decrease in net assets	(4,620,519)	(3,298,623)

Net assets:
Beginning of year	7,985,000	11,283,623
End of year	$3,364,481	$7,985,000

Capital share activity:
Shares sold	98,521	217,271
Shares issued from reinvestment of distributions	—	18,583
Shares redeemed	(131,987)	(270,189)
Net decrease in shares	(33,466)	(34,335)

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$87.53	$89.86	$77.94	$57.58	$74.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.96)	(.67)	.41	.34
Net gain (loss) on investments (realized and unrealized)	(29.17)	18.02	15.02	19.95	(13.90)
Total from investment operations	(29.28)	17.06	14.35	20.36	(13.56)
Less distributions from:
Net investment income	—	(.07)	—	—	—
Net realized gains	—	(19.32)	(2.43)	—	(3.44)
Total distributions	—	(19.39)	(2.43)	—	(3.44)
Net asset value, end of period	$58.25	$87.53	$89.86	$77.94	$57.58

Total Return[b]	(33.45%)	19.00%	20.04%	35.36%	(19.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,364	$7,985	$11,284	$5,345	$6,473
Ratios to average net assets:
Net investment income (loss)	(0.17%)	(0.96%)	(1.01%)	0.58%	0.45%
Total expenses[c]	1.87%	1.79%	1.92%	1.92%	1.82%
Net expenses[d]	1.79%	1.71%	1.85%	1.85%	1.81%
Portfolio turnover rate	88%	99%	148%	127%	268%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Inverse Russell 2000 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000 Strategy Fund returned 17.33%, while the Russell 2000 Index returned -20.44% over the same time period.

The only sectors contributing to the return of the underlying index for the Reporting Period were Energy and Communication Services. The sectors detracting the most from the return of the underlying index were Information Technology, Health Care, and Consumer Discretionary.

Madrigal Pharmaceuticals, Inc., Halozyme Therapeutics, Inc., and Antero Resources Corp. contributed the most to performance of the underlying index for 2022. Synaptics, Inc., AMC Entertainment Holdings, Inc. Class A, and Omnicell, Inc. detracted the most from performance of the underlying index.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

118 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings	(% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	3.1%
Guggenheim Strategy Fund II	3.0%
Total	6.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	17.33%	(10.20%)	(12.80%)
Russell 2000 Index	(20.44%)	4.13%	10.47%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS	December 31, 2022
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 6.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	6,762	$65,189
Guggenheim Strategy Fund II1	2,575	61,898
Total Mutual Funds
(Cost $128,416)		127,087

	Face Amount
FEDERAL AGENCY NOTES†† - 7.2%
Fannie Mae
2.38% due 01/19/23	$150,000	149,853
Total Federal Agency Notes
(Cost $149,861)		149,853

FEDERAL AGENCY DISCOUNT NOTES†† - 4.8%
Federal Farm Credit Bank
4.14% due 02/02/23[2]	100,000	99,632
Total Federal Agency Discount Notes
(Cost $99,632)		99,632

REPURCHASE AGREEMENTS††,3 - 69.1%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[4]	813,960	813,960
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[4]	313,061	313,061
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[4]	312,092	312,092
Total Repurchase Agreements
(Cost $1,439,113)		1,439,113

Total Investments - 87.2%
(Cost $1,817,022)		$1,815,685
Other Assets & Liabilities, net - 12.8%		266,614
Total Net Assets - 100.0%		$2,082,299

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	Russell 2000 Index	Receive	4.18% (Federal Funds Rate - 0.15%)	At Maturity	01/26/23	661	$1,163,632	$38,665
Barclays Bank plc	Russell 2000 Index	Receive	3.80% (SOFR - 0.50%)	At Maturity	01/25/23	201	354,550	25,759
BNP Paribas	Russell 2000 Index	Receive	4.13% (Federal Funds Rate - 0.20%)	At Maturity	01/26/23	315	555,158	14,189
							$2,073,340	$78,613

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$127,087	$—	$—	$127,087
Federal Agency Notes	—	149,853	—	149,853
Federal Agency Discount Notes	—	99,632	—	99,632
Repurchase Agreements	—	1,439,113	—	1,439,113
Equity Index Swap Agreements**	—	78,613	—	78,613
Total Assets	$127,087	$1,767,211	$—	$1,894,298

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$64,060	$—	$—	$—	$(2,162)	$61,898	2,575	$1,760
Guggenheim Ultra Short Duration Fund — Institutional Class	67,082	—	—	—	(1,893)	65,189	6,762	1,480
	$131,142	$—	$—	$—	$(4,055)	$127,087		$3,240

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $249,493)	$249,485
Investments in affiliated issuers, at value (cost $128,416)	127,087
Repurchase agreements, at value (cost $1,439,113)	1,439,113
Segregated cash with broker	30,000
Unrealized appreciation on OTC swap agreements	78,613
Receivables:
Fund shares sold	168,052
Swap settlement	14,647
Interest	1,949
Dividends	490
Total assets	2,109,436

Liabilities:
Payable for:
Fund shares redeemed	19,283
Professional fees	3,628
Management fees	1,245
Transfer agent fees	655
Investor service fees	350
Portfolio accounting and administration fees	147
Trustees’ fees*	23
Miscellaneous	1,806
Total liabilities	27,137
Net assets	$2,082,299

Net assets consist of:
Paid in capital	$10,147,361
Total distributable earnings (loss)	(8,065,062)
Net assets	$2,082,299
Capital shares outstanding	58,922
Net asset value per share	$35.34

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$3,240
Interest	36,601
Total investment income	39,841

Expenses:
Management fees	23,052
Investor service fees	6,404
Transfer agent fees	6,552
Professional fees	4,295
Portfolio accounting and administration fees	3,220
Custodian fees	358
Interest expense	297
Trustees’ fees*	243
Miscellaneous	3,748
Total expenses	48,169
Less:
Expenses reimbursed by Adviser	(1,281)
Expenses waived by Adviser	(164)
Total waived/reimbursed expenses	(1,445)
Net expenses	46,724
Net investment loss	(6,883)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(304,791)
Futures contracts	(25,930)
Net realized loss	(330,721)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(8)
Investments in affiliated issuers	(4,055)
Swap agreements	84,430
Net change in unrealized appreciation (depreciation)	80,367
Net realized and unrealized loss	(250,354)
Net decrease in net assets resulting from operations	$(257,237)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(6,883)	$(6,001)
Net realized loss on investments	(330,721)	(152,911)
Net change in unrealized appreciation (depreciation) on investments	80,367	(6,917)
Net decrease in net assets resulting from operations	(257,237)	(165,829)

Capital share transactions:
Proceeds from sale of shares	29,715,097	11,317,875
Cost of shares redeemed	(27,719,896)	(11,181,212)
Net increase from capital share transactions	1,995,201	136,663
Net increase (decrease) in net assets	1,737,964	(29,166)

Net assets:
Beginning of year	344,335	373,501
End of year	$2,082,299	$344,335

Capital share activity:
Shares sold	854,303	358,949
Shares redeemed	(806,814)	(357,622)
Net increase in shares	47,489	1,327

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$30.12	$36.96	$53.82	$68.28	$61.44
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.39)	(.57)	.46	.31
Net gain (loss) on investments (realized and unrealized)	5.31 [e]	(6.45)	(15.89)	(14.50)	6.53
Total from investment operations	5.22	(6.84)	(16.46)	(14.04)	6.84
Less distributions from:
Net investment income	—	—	(.40)	(.42)	—
Total distributions	—	—	(.40)	(.42)	—
Net asset value, end of period	$35.34	$30.12	$36.96	$53.82	$68.28

Total Return[b]	17.33%	(18.51%)	(30.81%)	(20.62%)	11.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,082	$344	$374	$612	$3,782
Ratios to average net assets:
Net investment income (loss)	(0.27%)	(1.25%)	(1.05%)	0.76%	0.51%
Total expenses[c]	1.88%	1.79%	1.93%	1.93%	1.83%
Net expenses[d]	1.82%	1.71%	1.87%	1.85%	1.82%
Portfolio turnover rate	—	250%	275%	164%	287%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund lost -20.49% while the Dow Jones Industrial Average Index returned -6.86% over the same time period.

The only sectors contributing to the return of the underlying index for the Reporting Period were Health Care and Energy. The sectors detracting the most from the return of the underlying index were Information Technology, Consumer Discretionary, and Communication Services.

Chevron Corp., Amgen, Inc., and UnitedHealth Group, Inc. contributed the most to performance of the underlying index for 2022. Salesforce, Inc., Microsoft Corp., and Home Depot, Inc. detracted the most from performance of the underlying index.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 125

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

Ten Largest Holdings	(% of Total Net Assets)
UnitedHealth Group, Inc.	7.2%
Goldman Sachs Group, Inc.	4.6%
Home Depot, Inc.	4.3%
McDonald’s Corp.	3.6%
Amgen, Inc.	3.5%
Microsoft Corp.	3.2%
Caterpillar, Inc.	3.2%
Honeywell International, Inc.	2.9%
Visa, Inc. — Class A	2.8%
Boeing Co.	2.6%
Top Ten Total	37.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	(20.49%)	7.54%	18.43%
Dow Jones Industrial Average Index	(6.86%)	8.38%	12.30%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

126 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
DOW 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 67.9%

Consumer, Non-cyclical - 17.5%
UnitedHealth Group, Inc.	1,941	$1,029,079
Amgen, Inc.	1,941	509,784
Johnson & Johnson	1,941	342,878
Procter & Gamble Co.	1,941	294,178
Merck & Company, Inc.	1,941	215,354
Coca-Cola Co.	1,941	123,467
Total Consumer, Non-cyclical		2,514,740

Financial - 13.8%
Goldman Sachs Group, Inc.	1,941	666,501
Visa, Inc. — Class A	1,941	403,262
Travelers Companies, Inc.	1,941	363,918
American Express Co.	1,941	286,783
JPMorgan Chase & Co.	1,941	260,288
Total Financial		1,980,752

Consumer, Cyclical - 11.8%
Home Depot, Inc.	1,941	613,084
McDonald’s Corp.	1,941	511,512
Walmart, Inc.	1,941	275,214
NIKE, Inc. — Class B	1,941	227,116
Walgreens Boots Alliance, Inc.	1,941	72,516
Total Consumer, Cyclical		1,699,442

Industrial - 10.3%
Caterpillar, Inc.	1,941	464,986
Honeywell International, Inc.	1,941	415,956
Boeing Co.*	1,941	369,741
3M Co.	1,941	232,765
Total Industrial		1,483,448

Technology - 9.0%
Microsoft Corp.	1,941	465,491
International Business Machines Corp.	1,941	273,467
Salesforce, Inc.*	1,941	257,357
Apple, Inc.	1,941	252,194
Intel Corp.	1,941	51,301
Total Technology		1,299,810

Energy - 2.4%
Chevron Corp.	1,941	348,390

Communications - 2.4%
Walt Disney Co.*	1,941	168,634
Cisco Systems, Inc.	1,941	92,469
Verizon Communications, Inc.	1,941	76,476
Total Communications		337,579

Basic Materials - 0.7%
Dow, Inc.	1,941	97,807

Total Common Stocks
(Cost $8,052,021)		9,761,968

	Face Amount
U.S. TREASURY BILLS†† - 16.0%
U.S. Treasury Bills
3.89% due 01/12/23[1,2]	$2,300,000	2,298,003
Total U.S. Treasury Bills
(Cost $2,297,270)		2,298,003

REPURCHASE AGREEMENTS††,3- 16.1%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[3]	1,305,815	1,305,815
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[3]	502,237	502,237
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[3]	500,681	500,681
Total Repurchase Agreements
(Cost $2,308,733)		2,308,733

Total Investments - 100.0%
(Cost $12,658,024)		$14,368,704
Other Assets & Liabilities, net - 0.0%		3,711
Total Net Assets - 100.0%		$14,372,415

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	19	Mar 2023	$3,162,835	$(18,901)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
DOW 2x STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average Index	Pay	4.88% (Federal Funds Rate + 0.55%)	At Maturity	01/26/23	167	$5,529,193	$(19,914)
Barclays Bank plc	Dow Jones Industrial Average Index	Pay	4.80% (SOFR + 0.50%)	At Maturity	01/25/23	309	10,233,746	(157,704)
							$15,762,939	$(177,618)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,761,968	$—	$—	$9,761,968
U.S. Treasury Bills	—	2,298,003	—	2,298,003
Repurchase Agreements	—	2,308,733	—	2,308,733
Total Assets	$9,761,968	$4,606,736	$—	$14,368,704

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$18,901	$—	$—	$18,901
Equity Index Swap Agreements**	—	177,618	—	177,618
Total Liabilities	$18,901	$177,618	$—	$196,519

**	This derivative is reported as unrealized appreciation/depreciation at period end.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
DOW 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$568,050	$350,000	$(903,321)	$(1,348)	$(13,381)	$—	—	$5,500
Guggenheim Ultra Short Duration Fund — Institutional Class	1,626,744	1,000,000	(2,559,020)	(64,059)	(3,665)	—	—	16,097
	$2,194,794	$1,350,000	$(3,462,341)	$(65,407)	$(17,046)	$—		$21,597

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $10,349,291)	$12,059,971
Repurchase agreements, at value (cost $2,308,733)	2,308,733
Segregated cash with broker	142,500
Receivables:
Fund shares sold	211,003
Dividends	2,976
Interest	545
Total assets	14,725,728

Liabilities:
Unrealized depreciation on OTC swap agreements	177,618
Payable for:
Swap settlement	101,811
Management fees	11,506
Variation margin on futures contracts	7,790
Transfer agent fees	3,830
Investor service fees	3,196
Portfolio accounting and administration fees	1,342
Fund shares redeemed	181
Trustees’ fees*	219
Miscellaneous	45,820
Total liabilities	353,313
Net assets	$14,372,415

Net assets consist of:
Paid in capital	$16,197,377
Total distributable earnings (loss)	(1,824,962)
Net assets	$14,372,415
Capital shares outstanding	91,978
Net asset value per share	$156.26

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$203,728
Dividends from securities of affiliated issuers	21,597
Interest	56,095
Income from securities lending, net	789
Total investment income	282,209

Expenses:
Management fees	123,400
Investor service fees	34,278
Transfer agent fees	37,378
Professional fees	21,313
Portfolio accounting and administration fees	17,146
Custodian fees	2,129
Trustees’ fees*	1,974
Interest expense	1,087
Line of credit fees	138
Miscellaneous	18,870
Total expenses	257,713
Less:
Expenses reimbursed by Adviser	(6,856)
Expenses waived by Adviser	(3,270)
Total waived/reimbursed expenses	(10,126)
Net expenses	247,587
Net investment income	34,622

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,056,552)
Investments in affiliated issuers	(65,407)
Swap agreements	(1,372,151)
Futures contracts	(327,123)
Net realized loss	(2,821,233)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(170,348)
Investments in affiliated issuers	(17,046)
Swap agreements	(481,331)
Futures contracts	(48,800)
Net change in unrealized appreciation (depreciation)	(717,525)
Net realized and unrealized loss	(3,538,758)
Net decrease in net assets resulting from operations	$(3,504,136)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$34,622	$(57,403)
Net realized gain (loss) on investments	(2,821,233)	3,615,305
Net change in unrealized appreciation (depreciation) on investments	(717,525)	1,354,249
Net increase (decrease) in net assets resulting from operations	(3,504,136)	4,912,151

Distributions to shareholders	(577,032)	—

Capital share transactions:
Proceeds from sale of shares	95,949,497	90,643,185
Distributions reinvested	577,032	—
Cost of shares redeemed	(97,954,549)	(89,926,680)
Net increase (decrease) from capital share transactions	(1,428,020)	716,505
Net increase (decrease) in net assets	(5,509,188)	5,628,656

Net assets:
Beginning of year	19,881,603	14,252,947
End of year	$14,372,415	$19,881,603

Capital share activity:
Shares sold	573,452	481,953
Shares issued from reinvestment of distributions	3,905	—
Shares redeemed	(581,034)	(482,709)
Net decrease in shares	(3,677)	(756)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$207.85	$147.84	$163.38	$111.50	$171.44
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	(.68)	(.53)	.91	1.01
Net gain (loss) on investments (realized and unrealized)	(43.46)	60.69	(.73)	51.94	(18.55)
Total from investment operations	(43.04)	60.01	(1.26)	52.85	(17.54)
Less distributions from:
Net investment income	—	—	(.92)	(.97)	(.36)
Net realized gains	(8.55)	—	(13.36)	—	(42.04)
Total distributions	(8.55)	—	(14.28)	(.97)	(42.40)
Net asset value, end of period	$156.26	$207.85	$147.84	$163.38	$111.50

Total Return[b]	(20.49%)	40.59%	1.73%	47.47%	(14.23%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,372	$19,882	$14,253	$15,519	$14,209
Ratios to average net assets:
Net investment income (loss)	0.25%	(0.37%)	(0.42%)	0.65%	0.65%
Total expenses[c]	1.88%	1.78%	1.91%	1.91%	1.80%
Net expenses[d]	1.81%	1.72%	1.85%	1.84%	1.80%
Portfolio turnover rate	458%	489%	607%	256%	362%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund returned 5.00% while the Dow Jones Industrial Average Index returned -6.86% over the same time period.

The only sectors contributing to the return of the underlying index for the Reporting Period were Health Care and Energy. The sectors detracting the most from the return of the underlying index were Information Technology, Consumer Discretionary, and Communication Services.

Chevron Corp., Amgen, Inc., and UnitedHealth Group, Inc. contributed the most to performance of the underlying index for 2022. Salesforce, Inc., Microsoft Corp., and Home Depot, Inc. detracted the most from performance of the underlying index.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 133

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	5.00%	(24.90%)	(27.27%)
Dow Jones Industrial Average Index	(6.86%)	8.38%	12.30%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

134 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
INVERSE DOW 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 22.5%
Federal Farm Credit Bank
4.10% due 01/26/23[1]	$500,000	$498,576
Total Federal Agency Discount Notes
(Cost $498,576)		498,576

U.S. TREASURY BILLS†† - 11.2%
U.S. Treasury Bills
3.61% due 01/12/23[1,2]	150,000	149,870
3.89% due 01/12/23[1,2]	100,000	99,913
Total U.S. Treasury Bills
(Cost $249,716)		249,783

FEDERAL AGENCY NOTES†† - 4.5%
Fannie Mae
2.38% due 01/19/23	100,000	99,903
Total Federal Agency Notes
(Cost $99,907)		99,903

REPURCHASE AGREEMENTS††,3 - 65.9%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[2]	826,875	826,875
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[2]	318,029	318,029
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[2]	317,044	317,044
Total Repurchase Agreements
(Cost $1,461,948)		1,461,948

Total Investments - 104.1%
(Cost $2,310,147)		$2,310,210
Other Assets & Liabilities, net - (4.1)%		(90,437)
Total Net Assets - 100.0%		$2,219,773

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Dow Jones Industrial Average Index	Receive	4.55% (SOFR + 0.25%)	At Maturity	01/25/23	99	$3,296,889	$41,844
BNP Paribas	Dow Jones Industrial Average Index	Receive	4.48% (Federal Funds Rate + 0.15%)	At Maturity	01/26/23	34	1,131,120	28,386
							$4,428,009	$70,230

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the effective yield at the time of purchase.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
[3]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$498,576	$—	$498,576
U.S. Treasury Bills	—	249,783	—	249,783
Federal Agency Notes	—	99,903	—	99,903
Repurchase Agreements	—	1,461,948	—	1,461,948
Equity Index Swap Agreements**	—	70,230	—	70,230
Total Assets	$—	$2,380,440	$—	$2,380,440

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$656,701	$—	$(646,733)	$(1,006)	$(8,962)	$—	—	$3,326
Guggenheim Ultra Short Duration Fund — Institutional Class	671,291	—	(661,355)	(6,457)	(3,479)	—	—	2,407
	$1,327,992	$—	$(1,308,088)	$(7,463)	$(12,441)	$—		$5,733

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $848,199)	$848,262
Repurchase agreements, at value (cost $1,461,948)	1,461,948
Segregated cash with broker	93,311
Unrealized appreciation on OTC swap agreements	70,230
Receivables:
Interest	1,418
Total assets	2,475,169

Liabilities:
Payable for:
Fund shares redeemed	215,363
Swap settlement	29,445
Management fees	1,753
Transfer agent fees	911
Investor service fees	487
Portfolio accounting and administration fees	204
Trustees’ fees*	32
Miscellaneous	7,201
Total liabilities	255,396
Net assets	$2,219,773

Net assets consist of:
Paid in capital	$25,759,336
Total distributable earnings (loss)	(23,539,563)
Net assets	$2,219,773
Capital shares outstanding	46,338
Net asset value per share	$47.90

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$5,733
Interest	47,196
Total investment income	52,929

Expenses:
Management fees	23,995
Investor service fees	6,665
Transfer agent fees	6,966
Professional fees	4,685
Portfolio accounting and administration fees	3,567
Interest expense	653
Trustees’ fees*	412
Custodian fees	395
Miscellaneous	3,253
Total expenses	50,591
Less:
Expenses reimbursed by Adviser	(1,333)
Expenses waived by Adviser	(515)
Total waived/reimbursed expenses	(1,848)
Net expenses	48,743
Net investment income	4,186

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(437)
Investments in affiliated issuers	(7,463)
Swap agreements	(749,547)
Futures contracts	(16,922)
Net realized loss	(774,369)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	95
Investments in affiliated issuers	(12,441)
Swap agreements	188,770
Net change in unrealized appreciation (depreciation)	176,424
Net realized and unrealized loss	(597,945)
Net decrease in net assets resulting from operations	$(593,759)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,186	$(35,020)
Net realized loss on investments	(774,369)	(1,457,950)
Net change in unrealized appreciation (depreciation) on investments	176,424	(69,128)
Net decrease in net assets resulting from operations	(593,759)	(1,562,098)

Capital share transactions:
Proceeds from sale of shares	29,976,510	29,026,264
Cost of shares redeemed	(30,445,843)	(27,611,803)
Net increase (decrease) from capital share transactions	(469,333)	1,414,461
Net decrease in net assets	(1,063,092)	(147,637)

Net assets:
Beginning of year	3,282,865	3,430,502
End of year	$2,219,773	$3,282,865

Capital share activity:
Shares sold	555,807	579,392
Shares redeemed	(581,432)	(556,060)
Net increase (decrease) in shares	(25,625)	23,332

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019 [e]	Year Ended December 31, 2018 [e]
Per Share Data
Net asset value, beginning of period	$45.62	$70.54	$131.01	$204.97	$202.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	(.63)	(.34)	.90	1.25
Net gain (loss) on investments (realized and unrealized)	2.20 [f]	(24.29)	(59.99)	(74.86)	1.64
Total from investment operations	2.28	(24.92)	(60.33)	(73.96)	2.89
Less distributions from:
Net investment income	—	—	(.14)	—	—
Total distributions	—	—	(.14)	—	—
Net asset value, end of period	$47.90	$45.62	$70.54	$131.01	$204.97

Total Return[b]	5.00%	(35.33%)	(45.76%)	(36.08%)	1.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,220	$3,283	$3,431	$3,275	$2,122
Ratios to average net assets:
Net investment income (loss)	0.16%	(1.15%)	(1.04%)	0.56%	0.67%
Total expenses[c]	1.90%	1.79%	1.92%	1.92%	1.81%
Net expenses[d]	1.83%	1.70%	1.86%	1.86%	1.80%
Portfolio turnover rate	—	116%	616%	427%	524%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through December 31, 2019 have been restated to reflect a 1:5 reverse share split effective August 24, 2020.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments in the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Government Long Bond 1.2x Strategy Fund returned -40.83%. The Price Movement of the Long Treasury Bond was -35.82% for the period. The return of a comparison index, the Bloomberg U.S. Long Treasury Index was -29.26%. The return of a comparison Index, the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index was -33.29%.

Bonds had one of their worst years on record, and those with the longest duration got hit the hardest. As prices of long-term Treasury bonds fell over the period, their yields rose from 2.01% to 3.97%. Yields of on-the-run U.S. Treasury 30 year bonds reached their 2022 peak in October, around 4.38%. The performance was largely due to the U.S. Federal Reserve’s aggressive pace of interest rate hikes—seven times for a cumulative total of 4.25%, the most since 1980.

The hikes were in response to inflation that soared to a 40-year high in 2022, due in part to consumer demand and a tight labor market. Inflation cooled in the last months of 2022, but is still above its 2% long-term target. The Fed has indicated that it will likely push the rate above 5%, implying another 75 basis points, before holding at that level for most of 2023, which could lead to slower growth and higher unemployment. GDP grew 2.1% in 2022, down from 5.9% in 2021, which had provided the fastest growth since 1984.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

140 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings	(% of Total Net Assets)
U.S. Treasury Bonds	44.5%
Guggenheim Strategy Fund II	5.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.4%
Total	55.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	(40.83%)	(5.89%)	(1.70%)
Price Movement of Long Treasury Bond**	(35.82%)	(5.43%)	(2.69%)
Bloomberg U.S. Long Treasury Index	(29.26%)	(2.20%)	0.60%
Bloomberg U.S. Treasury Bellwethers 30 Yr. Index	(33.29%)	(3.07%)	0.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index, the Price Movement of Long Treasury Bond and the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS	December 31, 2022
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 11.2%
Guggenheim Strategy Fund II1	19,093	$458,993
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	44,947	433,293
Total Mutual Funds
(Cost $902,681)		892,286

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 44.5%
U.S. Treasury Bonds
4.00% due 11/15/52	$3,500,000	3,539,922
Total U.S. Government Securities
(Cost $3,510,368)		3,539,922

FEDERAL AGENCY NOTES†† - 12.6%
Fannie Mae
2.38% due 01/19/23	1,000,000	999,022
Total Federal Agency Notes
(Cost $999,068)		999,022

FEDERAL AGENCY DISCOUNT NOTES†† - 12.5%
Federal Farm Credit Bank
4.10% due 01/26/23[2]	1,000,000	997,153
Total Federal Agency Discount Notes
(Cost $997,153)		997,153

U.S. TREASURY BILLS†† - 1.7%
U.S. Treasury Bills
3.80% due 01/17/23[2,3]	132,000	131,811
Total U.S. Treasury Bills
(Cost $131,772)		131,811

REPURCHASE AGREEMENTS††,4 - 18.1%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	815,013	815,013
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	313,467	313,467
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	312,496	312,496
Total Repurchase Agreements
(Cost $1,440,976)		1,440,976

Total Investments - 100.6%
(Cost $7,982,018)		$8,001,170
Other Assets & Liabilities, net - (0.6)%		(44,246)
Total Net Assets - 100.0%		$7,956,924

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	49	Mar 2023	$6,595,094	$(234,531)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$892,286	$—	$—	$892,286
U.S. Government Securities	—	3,539,922	—	3,539,922
Federal Agency Notes	—	999,022	—	999,022
Federal Agency Discount Notes	—	997,153	—	997,153
U.S. Treasury Bills	—	131,811	—	131,811
Repurchase Agreements	—	1,440,976	—	1,440,976
Total Assets	$892,286	$7,108,884	$—	$8,001,170

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$234,531	$—	$—	$234,531

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,430,596	$—	$(950,000)	$(1,511)	$(20,092)	$458,993	19,093	$14,501
Guggenheim Ultra Short Duration Fund — Institutional Class	2,151,720	—	(1,700,001)	(6,288)	(12,138)	433,293	44,947	10,734
	$3,582,316	$—	$(2,650,001)	$(7,799)	$(32,230)	$892,286		$25,235

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $5,638,361)	$5,667,908
Investments in affiliated issuers, at value (cost $902,681)	892,286
Repurchase agreements, at value (cost $1,440,976)	1,440,976
Cash	130
Segregated cash with broker	193,882
Receivables:
Securities sold	505,703
Interest	31,801
Dividends	3,452
Total assets	8,736,138

Liabilities:
Payable for:
Fund shares redeemed	738,257
Variation margin on futures contracts	11,257
Management fees	3,544
Transfer agent fees	2,327
Investor service fees	1,818
Portfolio accounting and administration fees	1,127
Trustees’ fees*	122
Miscellaneous	20,762
Total liabilities	779,214
Net assets	$7,956,924

Net assets consist of:
Paid in capital	$28,922,443
Total distributable earnings (loss)	(20,965,519)
Net assets	$7,956,924
Capital shares outstanding	356,722
Net asset value per share	$22.31

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$25,235
Interest	254,069
Total investment income	279,304

Expenses:
Management fees	51,619
Investor service fees	25,810
Transfer agent fees	26,932
Professional fees	18,812
Portfolio accounting and administration fees	12,542
Trustees’ fees*	1,863
Custodian fees	1,504
Line of credit fees	59
Miscellaneous	3,902
Total expenses	143,043
Less:
Expenses waived by Adviser	(1,320)
Net expenses	141,723
Net investment income	137,581

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(4,829,920)
Investments in affiliated issuers	(7,799)
Futures contracts	(2,166,154)
Net realized loss	(7,003,873)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(143,036)
Investments in affiliated issuers	(32,230)
Futures contracts	(293,078)
Net change in unrealized appreciation (depreciation)	(468,344)
Net realized and unrealized loss	(7,472,217)
Net decrease in net assets resulting from operations	$(7,334,636)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$137,581	$60,023
Net realized loss on investments	(7,003,873)	(2,586,134)
Net change in unrealized appreciation (depreciation) on investments	(468,344)	136,866
Net decrease in net assets resulting from operations	(7,334,636)	(2,389,245)

Distributions to shareholders	(153,140)	(43,932)

Capital share transactions:
Proceeds from sale of shares	151,092,344	129,964,059
Distributions reinvested	153,140	43,932
Cost of shares redeemed	(148,173,588)	(130,673,587)
Net increase (decrease) from capital share transactions	3,071,896	(665,596)
Net decrease in net assets	(4,415,880)	(3,098,773)

Net assets:
Beginning of year	12,372,804	15,471,577
End of year	$7,956,924	$12,372,804

Capital share activity:
Shares sold	5,177,215	3,568,192
Shares issued from reinvestment of distributions	5,873	1,193
Shares redeemed	(5,149,199)	(3,618,542)
Net increase (decrease) in shares	33,889	(49,157)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$38.33	$41.59	$34.15	$29.60	$31.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.38	.17	.02	.39	.46
Net gain (loss) on investments (realized and unrealized)	(15.96)	(3.29)	7.48 [e]	4.55	(2.16)
Total from investment operations	(15.58)	(3.12)	7.50	4.94	(1.70)
Less distributions from:
Net investment income	(.44)	(.14)	(.03)	(.39)	(.46)
Net realized gains	—	—	—	—	(.03)
Return of capital	—	—	(.03)	—	—
Total distributions	(.44)	(.14)	(.06)	(.39)	(.49)
Net asset value, end of period	$22.31	$38.33	$41.59	$34.15	$29.60

Total Return[b]	(40.83%)	(7.49%)	21.96%	16.78%	(5.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,957	$12,373	$15,472	$10,353	$13,436
Ratios to average net assets:
Net investment income (loss)	1.33%	0.47%	0.06%	1.19%	1.58%
Total expenses[c]	1.39%	1.30%	1.43%	1.41%	1.32%
Net expenses[d]	1.37%	1.28%	1.40%	1.38%	1.32%
Portfolio turnover rate	1,890%	1,382%	1,887%	2,060%	2,292%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of sales and repurchases for fund shares in relation to fluctuating market value of the investments of the Fund.

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Inverse Government Long Bond Strategy Fund returned 46.17%. The Price Movement of the Long Treasury Bond was -35.82% for the period. The return of a comparison index, the Bloomberg U.S. Long Treasury Index was -29.26%. The return of a comparison Index, the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index was -33.29%.

Bonds had one of their worst years on record, and those with the longest duration got hit the hardest. As prices of long-term Treasury bonds fell over the period, their yields rose from 2.01% to 3.97%. Yields of on-the-run U.S. Treasury 30 year bonds reached their 2022 peak in October, around 4.38%. The performance was largely due to the U.S. Federal Reserve’s aggressive pace of interest rate hikes—seven times for a cumulative total of 4.25%, the most since 1980.

The hikes were in response to inflation that soared to a 40-year high in 2022, due in part to consumer demand and a tight labor market. Inflation cooled in the last months of 2022, but is still above its 2% long-term target. The Fed has indicated that it will likely push the rate above 5%, implying another 75 basis points, before holding at that level for most of 2023, which could lead to slower growth and higher unemployment. GDP grew 2.1% in 2022, down from 5.9% in 2021, which had provided the fastest growth since 1984.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 147

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings	(% of Total Net Assets)
Guggenheim Strategy Fund II	15.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	12.7%
Total	27.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	46.17%	0.95%	(2.30%)
Price Movement of Long Treasury Bond**	(35.82%)	(5.43%)	(2.69%)
Bloomberg U.S. Long Treasury Index	(29.26%)	(2.20%)	0.60%
Bloomberg U.S. Treasury Bellwethers 30 Yr. Index***	(33.29%)	(3.07%)	0.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index, the Price Movement of Long Treasury Bond and the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
***	Effective August 1, 2022, the Fund changed its comparative benchmark to the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

148 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 27.9%
Guggenheim Strategy Fund II1	24,812	$596,469
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	51,575	497,184
Total Mutual Funds
(Cost $1,122,058)		1,093,653

	Face Amount
FEDERAL AGENCY NOTES†† - 10.2%
Fannie Mae
2.38% due 01/19/23	$300,000	299,707
Federal Farm Credit Bank
4.35% (SOFR + 0.05%, Rate Floor: 0.00%) due 02/17/23◊	100,000	100,006
Total Federal Agency Notes
(Cost $399,700)		399,713

U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
3.79% due 01/17/23[2,3]	40,000	39,943
Total U.S. Treasury Bills
(Cost $39,931)		39,943

REPURCHASE AGREEMENTS†† - 106.1%
Individual Repurchase Agreements[4]
Mizuho Securities USA LLC issued 12/30/22 at 4.10% due 01/03/23 (secured by a U.S. Treasury Bond, at a rate of 4.00% and maturing 11/15/52 as collateral, with a value of $1,632,383) to be repurchased at $1,600,749	1,600,202	1,600,202

Barclays Capital, Inc. issued 12/30/22 at 4.00% due 01/03/23 (secured by a U.S. Treasury Bond, at a rate of 4.00% and maturing 11/15/52 as collateral, with a value of $1,017,560) to be repurchased at $997,833	997,500	997,500
Joint Repurchase Agreements[5]
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	886,057	886,057
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	340,791	340,791
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	339,735	339,735
Total Repurchase Agreements
(Cost $4,164,285)		4,164,285

Total Investments - 145.2%
(Cost $5,725,974)		$5,697,594

U.S. Government Securities Sold Short†† - (82.5)%
U.S. Treasury Bonds
4.00% due 11/15/52	3,200,000	(3,236,500)
Total U.S Government Securities Sold Short
(Proceeds $3,299,726)		$(3,236,500)
Other Assets & Liabilities, net - 37.3%		1,462,658
Total Net Assets - 100.0%		$3,923,752

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	4	Mar 2023	$538,375	$23,496

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as short security collateral at December 31, 2022.
[5]	Repurchase Agreements — See Note 6.
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,093,653	$—	$—	$1,093,653
Federal Agency Notes	—	399,713	—	399,713
U.S. Treasury Bills	—	39,943	—	39,943
Repurchase Agreements	—	4,164,285	—	4,164,285
Interest Rate Futures Contracts**	23,496	—	—	23,496
Total Assets	$1,117,149	$4,603,941	$—	$5,721,090

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities Sold Short	$—	$3,236,500	$—	$3,236,500

**	This derivative is reported as unrealized appreciation/depreciation at period end.

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,334,993	$1,000,000	$(1,700,000)	$(26,410)	$(12,114)	$596,469	24,812	$30,352
Guggenheim Ultra Short Duration Fund — Institutional Class	1,329,112	—	(800,000)	(19,546)	(12,382)	497,184	51,575	23,950
	$2,664,105	$1,000,000	$(2,500,000)	$(45,956)	$(24,496)	$1,093,653		$54,302

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $439,631)	$439,656
Investments in affiliated issuers, at value (cost $1,122,058)	1,093,653
Repurchase agreements, at value (cost $4,164,285)	4,164,285
Cash	7
Receivables:
Fund shares sold	878,196
Securities sold	606,844
Interest	4,678
Dividends	6,662
Variation margin on futures contracts	336
Total assets	7,194,317

Liabilities:
Securities sold short, at value (proceeds $3,299,726)	3,236,500
Payable for:
Fund shares redeemed	5,152
Management fees	2,705
Transfer agent fees	1,771
Investor service fees	802
Portfolio accounting and administration fees	337
Trustees’ fees*	53
Miscellaneous	23,245
Total liabilities	3,270,565
Net assets	$3,923,752

Net assets consist of:
Paid in capital	$10,120,080
Total distributable earnings (loss)	(6,196,328)
Net assets	$3,923,752
Capital shares outstanding	39,633
Net asset value per share	$99.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$54,302
Interest	151,826
Total investment income	206,128

Expenses:
Management fees	63,412
Investor service fees	17,614
Transfer agent fees	18,973
Interest expense	186,939
Professional fees	10,639
Portfolio accounting and administration fees	8,866
Custodian fees	995
Trustees’ fees*	913
Miscellaneous	6,732
Total expenses	315,083
Less:
Expenses reimbursed by Adviser	(3,523)
Expenses waived by Adviser	(2,718)
Total waived/reimbursed expenses	(6,241)
Net expenses	308,842
Net investment loss	(102,714)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	6
Investments in affiliated issuers	(45,956)
Investments in unaffiliated issuers sold short	955,000
Futures contracts	277,424
Net realized gain	1,186,474
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(173)
Investments in affiliated issuers	(24,496)
Investments in unaffiliated issuers sold short	114,652
Futures contracts	15,036
Net change in unrealized appreciation (depreciation)	105,019
Net realized and unrealized gain	1,291,493
Net increase in net assets resulting from operations	$1,188,779

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(102,714)	$(180,645)
Net realized gain on investments	1,186,474	183,224
Net change in unrealized appreciation (depreciation) on investments	105,019	(66,830)
Net increase (decrease) in net assets resulting from operations	1,188,779	(64,251)

Capital share transactions:
Proceeds from sale of shares	156,688,377	94,566,480
Cost of shares redeemed	(157,301,837)	(93,801,820)
Net increase (decrease) from capital share transactions	(613,460)	764,660
Net increase in net assets	575,319	700,409

Net assets:
Beginning of year	3,348,433	2,648,024
End of year	$3,923,752	$3,348,433

Capital share activity:
Shares sold	1,895,649	1,275,434
Shares redeemed	(1,905,451)	(1,265,473)
Net increase (decrease) in shares	(9,802)	9,961

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$67.73	$67.08	$85.27	$98.33	$94.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.24)	(2.10)	(1.48)	.26	(.64)
Net gain (loss) on investments (realized and unrealized)	32.51	2.75	(16.51)	(13.32)	4.22
Total from investment operations	31.27	.65	(17.99)	(13.06)	3.58
Less distributions from:
Net investment income	—	—	(.20)	—	—
Total distributions	—	—	(.20)	—	—
Net asset value, end of period	$99.00	$67.73	$67.08	$85.27	$98.33

Total Return[b]	46.17%	0.97%	(21.09%)	(13.28%)	3.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,924	$3,348	$2,648	$2,382	$4,426
Ratios to average net assets:
Net investment income (loss)	(1.46%)	(2.89%)	(2.23%)	0.29%	(0.63%)
Total expenses[c]	4.47%	3.46%	3.01%	3.58%	4.31%
Net expenses[d,e]	4.38%	3.38%	2.97%	3.49%	4.30%
Portfolio turnover rate	1,849%	1,451%	2,529%	966%	907%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expense may include expenses related to short sales. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
1.73%	1.65%	1.83%	1.79%	1.75%

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For Reporting Period, High Yield Strategy Fund returned -11.48%. For comparison, the Bloomberg U.S. Corporate High Yield Index returned -11.19% for the same period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

The high yield sector lost ground in 2022 amid the sharp rise in interest rates, due to the ongoing conflict in Ukraine, elevated inflation, and the potential for recession. The sector also had $33 billion in outflows during the year, which pressured trading levels. All sectors and rating categories generated negative returns, while interest rates continued to climb as the Federal Reserve attempted to rein in inflation. Issues in the communications, consumer cyclical and consumer non-cyclical sectors detracted the most from return for the index, with issues in the financial sector being relative outperformers. Higher-rated bonds outperformed, with BBs and Bs outperforming CCC rated bonds. High yield fundamentals remain on solid footing with gross leverage and interest coverage metrics ahead of historical averages. Rating agency downgrades did accelerate in the fourth quarter, with twice as many downgrades as upgrades. However, the high yield default rate at 1.5 percent remains below its long-term average of 4 percent.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 155

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 15, 2014

Largest Holdings	(% of Total Net Assets)
Guggenheim Strategy Fund II	12.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	12.5%
iShares iBoxx High Yield Corporate Bond ETF	2.6%
SPDR Bloomberg High Yield Bond ETF	2.5%
Total	30.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	Since Inception (10/15/14)
High Yield Strategy Fund	(11.48%)	0.22%	2.40%
Bloomberg U.S. Corporate High Yield Index	(11.19%)	2.31%	3.72%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

156 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
HIGH YIELD STRATEGY FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 5.1%
iShares iBoxx High Yield Corporate Bond ETF	1,556	$114,599
SPDR Bloomberg High Yield Bond ETF	1,245	112,063
Total Exchange-Traded Funds
(Cost $263,173)		226,662

MUTUAL FUNDS† - 25.0%
Guggenheim Strategy Fund II1	23,000	552,911
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	57,301	552,379
Total Mutual Funds
(Cost $1,124,043)		1,105,290

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 22.6%
Federal Farm Credit Bank
4.10% due 01/26/23[2]	$1,000,000	997,153
Total Federal Agency Discount Notes
(Cost $997,153)		997,153

FEDERAL AGENCY NOTES†† - 11.3%
Fannie Mae
2.38% due 01/19/23	500,000	499,511
Total Federal Agency Notes
(Cost $499,534)		499,511

U.S. TREASURY BILLS†† - 1.3%
U.S. Treasury Bills
3.79% due 01/17/23[2,3]	60,000	59,914
Total U.S. Treasury Bills
(Cost $59,897)		59,914

REPURCHASE AGREEMENTS††,4 - 25.9%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	646,869	646,869
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	248,796	248,796
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	248,025	248,025
Total Repurchase Agreements
(Cost $1,143,690)		1,143,690

Total Investments - 91.2%
(Cost $4,087,490)		$4,032,220
Other Assets & Liabilities, net - 8.8%		389,565
Total Net Assets - 100.0%		$4,421,785

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	34	Mar 2023	$3,672,797	$(7,026)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Value and Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	$4,050,000	$25,149	$(104,163)	$129,312

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Credit Index Swap Agreements††
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	4.73% (Federal Funds Rate + 0.40%)	At Maturity	01/06/23	86	$6,334	$(49)
BNP Paribas	SPDR Bloomberg High Yield Bond ETF	Pay	4.78% (Federal Funds Rate + 0.45%)	At Maturity	01/26/23	192	17,292	(229)
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	4.73% (Federal Funds Rate + 0.40%)	At Maturity	01/26/23	364	26,795	(269)
							$50,421	$(547)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[4]	Repurchase Agreements — See Note 6.
CDX.NA.HY.39.V1 — Credit Default Swap North American High Yield Series 39 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$226,662	$—	$—	$226,662
Mutual Funds	1,105,290	—	—	1,105,290
Federal Agency Discount Notes	—	997,153	—	997,153
Federal Agency Notes	—	499,511	—	499,511
U.S. Treasury Bills	—	59,914	—	59,914
Repurchase Agreements	—	1,143,690	—	1,143,690
Credit Default Swap Agreements**	—	129,312	—	129,312
Total Assets	$1,331,952	$2,829,580	$—	$4,161,532

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$7,026	$—	$—	$7,026
Credit Index Swap Agreements**	—	547	—	547
Total Liabilities	$7,026	$547	$—	$7,573

**	This derivative is reported as unrealized appreciation/depreciation at period end.

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,232,538	$700,000	$(1,345,000)	$(15,806)	$(18,821)	$552,911	23,000	$20,361
Guggenheim Ultra Short Duration Fund — Institutional Class	1,169,480	800,000	(1,380,000)	(21,582)	(15,519)	552,379	57,301	16,921
	$2,402,018	$1,500,000	$(2,725,000)	$(37,388)	$(34,340)	$1,105,290		$37,282

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $1,819,757)	$1,783,240
Investments in affiliated issuers, at value (cost $1,124,043)	1,105,290
Repurchase agreements, at value (cost $1,143,690)	1,143,690
Segregated cash with broker	497,070
Receivables:
Protection fees on credit default swap agreements	6,750
Interest	5,614
Dividends	4,270
Swap settlement	264
Variation margin on futures contracts	248
Securities lending income	3
Total assets	4,546,439

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	104,163
Unrealized depreciation on OTC swap agreements	547
Payable for:
Management fees	2,995
Transfer agent fees	1,186
Fund shares redeemed	1,078
Investor service fees	1,037
Portfolio accounting and administration fees	643
Trustees’ fees*	71
Variation margin on credit default swap agreements	57
Miscellaneous	12,877
Total liabilities	124,654
Net assets	$4,421,785

Net assets consist of:
Paid in capital	$5,169,389
Total distributable earnings (loss)	(747,604)
Net assets	$4,421,785
Capital shares outstanding	62,154
Net asset value per share	$71.14

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$23,655
Dividends from securities of affiliated issuers	37,282
Interest	33,878
Income from securities lending, net	5,428
Total investment income	100,243

Expenses:
Management fees	32,591
Investor service fees	10,864
Transfer agent fees	11,992
Portfolio accounting and administration fees	5,399
Professional fees	5,259
Trustees’ fees*	660
Custodian fees	619
Miscellaneous	4,927
Total expenses	72,311
Less:
Expenses waived by Adviser	(2,369)
Net expenses	69,942
Net investment income	30,301

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(72,267)
Investments in affiliated issuers	(37,388)
Swap agreements	(285,319)
Futures contracts	(423,902)
Net realized loss	(818,876)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(43,763)
Investments in affiliated issuers	(34,340)
Swap agreements	128,927
Futures contracts	(170)
Net change in unrealized appreciation (depreciation)	50,654
Net realized and unrealized loss	(768,222)
Net decrease in net assets resulting from operations	$(737,921)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$30,301	$(28,436)
Net realized gain (loss) on investments	(818,876)	425,327
Net change in unrealized appreciation (depreciation) on investments	50,654	(378,984)
Net increase (decrease) in net assets resulting from operations	(737,921)	17,907

Distributions to shareholders	(58,130)	—

Capital share transactions:
Proceeds from sale of shares	16,051,078	26,495,380
Distributions reinvested	58,130	—
Cost of shares redeemed	(16,176,936)	(32,002,879)
Net decrease from capital share transactions	(67,728)	(5,507,499)
Net decrease in net assets	(863,779)	(5,489,592)

Net assets:
Beginning of year	5,285,564	10,775,156
End of year	$4,421,785	$5,285,564

Capital share activity:
Shares sold	217,639	326,996
Shares issued from reinvestment of distributions	831	—
Shares redeemed	(220,898)	(396,286)
Net decrease in shares	(2,428)	(69,290)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$81.84	$80.49	$86.60	$77.95	$83.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	(.35)	(.20)	.64	.71
Net gain (loss) on investments (realized and unrealized)	(9.94)	1.70	(.60)	10.08	(1.39)
Total from investment operations	(9.43)	1.35	(.80)	10.72	(.68)
Less distributions from:
Net investment income	(1.27)	—	(4.92)	(2.07)	(4.91)
Net realized gains	—	—	(.39)	—	—
Total distributions	(1.27)	—	(5.31)	(2.07)	(4.91)
Net asset value, end of period	$71.14	$81.84	$80.49	$86.60	$77.95

Total Return[b]	(11.48%)	1.68%	(0.47%)	13.84%	(0.87%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,422	$5,286	$10,775	$10,508	$4,113
Ratios to average net assets:
Net investment income (loss)	0.70%	(0.44%)	(0.25%)	0.76%	0.88%
Total expenses[c]	1.66%	1.60%	1.72%	1.72%	1.62%
Net expenses[d]	1.61%	1.54%	1.67%	1.65%	1.61%
Portfolio turnover rate	111%	117%	460%	299%	116%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For Reporting Period, U.S. Government Money Market Fund returned 0.73%.

The U.S. Federal Reserve (“Fed”) raised its benchmark federal funds rate seven times during 2022, taking it to its highest level in 15 years. At the last rate adjustment in December 2022, the Fed’s target rate was in the 4.25% to 4.50%, up from 0% to 0.25% range a year ago.

The hikes were in response to inflation that soared to a 40-year high in 2022, due in part to consumer demand and a tight labor market. Inflation cooled in the last months of 2022, but is still above its 2% long-term target. The Fed has indicated that it will likely push the rate above 5%, implying another 75 basis points, before holding at that level for most of 2023, which could lead to slower growth and higher unemployment. GDP grew 2.1% in 2022, down from 5.9% in 2021, which had provided the fastest growth since 1984.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.73%	0.45%	0.23%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 163

SCHEDULE OF INVESTMENTS	December 31, 2022
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 37.5%
Federal Home Loan Bank
4.22% due 02/08/23[1]	$4,000,000	$3,982,182
4.34% due 02/23/23[1]	3,400,000	3,378,301
4.01% due 01/12/23[1]	3,000,000	2,996,329
4.16% due 02/01/23[1]	3,000,000	2,989,253
3.84% due 01/13/23[1]	2,500,000	2,496,675
4.40% due 04/21/23[1]	1,000,000	986,555
Federal Farm Credit Bank
4.14% due 02/02/23[1]	6,000,000	5,977,920
4.10% due 01/26/23[1]	5,000,000	4,985,764
Fannie Mae
3.90% due 01/03/23[1]	5,000,000	4,998,917
Total Federal Agency Discount Notes
(Cost $32,791,896)		32,791,896

FEDERAL AGENCY NOTES†† - 20.4%
Federal Home Loan Bank
4.33% (SOFR + 0.03%, Rate Floor: 0.00%) due 01/27/23◊	4,000,000	4,000,000
4.31% (SOFR + 0.01%, Rate Floor: 0.00%) due 02/21/23◊	3,800,000	3,800,000
4.34% (SOFR + 0.04%, Rate Floor: 0.00%) due 01/26/23◊	2,500,000	2,500,000
4.35% (SOFR + 0.05%, Rate Floor: 0.00%) due 02/21/23◊	2,500,000	2,500,000
Farmer Mac
4.55% (Fed Funds Effective Rate + 0.22%, Rate Floor: 0.00%) due 02/14/23◊	5,000,000	5,002,861
Total Federal Agency Notes
(Cost $17,802,861)		17,802,861

U.S. GOVERNMENT SECURITIES†† - 5.7%
U.S. Treasury Floating Rate Note
4.45% (3 Month U.S. Treasury Bill Rate + 0.05%, Rate Floor: 0.00%) due 01/31/23◊	5,000,000	5,001,192
Total U.S. Government Securities
(Cost $5,001,192)		5,001,192

REPURCHASE AGREEMENTS††,2 - 36.6%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	18,075,700	18,075,700
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	6,952,192	6,952,192
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	6,930,661	6,930,661
Total Repurchase Agreements
(Cost $31,958,553)		31,958,553

Total Investments - 100.2%
(Cost $87,554,502)		$87,554,502
Other Assets & Liabilities, net - (0.2)%		(152,076)
Total Net Assets - 100.0%		$87,402,426

††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Rate indicated is the effective yield at the time of purchase.
[2]	Repurchase Agreements — See Note 6.
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$32,791,896	$—	$32,791,896
Federal Agency Notes	—	17,802,861	—	17,802,861
U.S. Government Securities	—	5,001,192	—	5,001,192
Repurchase Agreements	—	31,958,553	—	31,958,553
Total Assets	$—	$87,554,502	$—	$87,554,502

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $55,595,949)	$55,595,949
Repurchase agreements, at value (cost $31,958,553)	31,958,553
Receivables:
Interest	149,151
Total assets	87,703,653

Liabilities:
Payable for:
Professional fees	119,822
Fund shares redeemed	35,074
Management fees	32,766
Printing	26,616
Transfer agent fees	21,071
Investor service fees	16,383
Portfolio accounting and administration fees	10,157
Trustees’ fees*	1,097
Miscellaneous	38,241
Total liabilities	301,227
Net assets	$87,402,426

Net assets consist of:
Paid in capital	$87,401,742
Total distributable earnings (loss)	684
Net assets	$87,402,426
Capital shares outstanding	87,389,106
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Interest	$1,137,219
Total investment income	1,137,219

Expenses:
Management fees	352,332
Investor service fees	176,166
Transfer agent fees	168,000
Professional fees	111,802
Portfolio accounting and administration fees	89,727
Custodian fees	9,973
Trustees’ fees*	9,150
Miscellaneous	63,238
Total expenses	980,388
Less:
Expenses reimbursed by Adviser	(155,307)
Expenses waived by Adviser	(180,943)
Total waived/reimbursed expenses	(336,250)
Net expenses	644,138
Net investment income	493,081

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	691
Net realized gain	691
Net increase in net assets resulting from operations	$493,772

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

166 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$493,081	$22
Net realized gain on investments	691	2,431
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	493,772	2,453

Distributions to shareholders	(495,519)	(596)

Capital share transactions:
Proceeds from sale of shares	163,567,812	116,814,171
Distributions reinvested	495,519	596
Cost of shares redeemed	(130,391,075)	(117,741,421)
Net increase (decrease) from capital share transactions	33,672,256	(926,654)
Net increase (decrease) in net assets	33,670,509	(924,797)

Net assets:
Beginning of year	53,731,917	54,656,714
End of year	$87,402,426	$53,731,917

Capital share activity:
Shares sold	163,567,812	116,814,171
Shares issued from reinvestment of distributions	495,541	596
Shares redeemed	(130,391,075)	(117,741,421)
Net increase (decrease) in shares	33,672,278	(926,654)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 167

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	— [b]	— [b]	.01	.01
Net gain (loss) on investments (realized and unrealized)	—	— [b]	— [b]	—	—
Total from investment operations	.01	—	—	.01	.01
Less distributions from:
Net investment income	(.01)	(—)[b]	(—)[b]	(.01)	(.01)
Net realized gains	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Total distributions	(.01)	(—)[b]	(—)[b]	(.01)	(.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[c]	0.73%	0.00%	0.07%	0.87%	0.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,402	$53,732	$54,657	$49,233	$85,008
Ratios to average net assets:
Net investment income (loss)	0.70%	— [e]	0.05%	0.88%	0.57%
Total expenses	1.39%	1.29%	1.42%	1.42%	1.32%
Net expenses[d]	0.91%	0.08%	0.41%	1.42%	1.32%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Less than 0.1%.

168 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2022, the Trust consisted of forty-nine Funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
NASDAQ-100® Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
S&P 500® 2x Strategy Fund	Non-diversified
NASDAQ-100® 2x Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 2x Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow 2x Strategy Fund	Non-diversified
Inverse Dow 2x Strategy Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Diversified
Inverse Government Long Bond Strategy Fund	Diversified
High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of each Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that Fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

THE RYDEX FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, the investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund will generally be valued using an evaluated price provided by a third-party pricing vendor.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

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(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 4.33% at December 31, 2022.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide

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NOTES TO FINANCIAL STATEMENTS (continued)

general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$5,075,060	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	392,556
NASDAQ-100® Fund	Index exposure, Liquidity	18,598,224	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	19,230
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	10,504,902	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	21,363,713	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	227,384	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	—
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	331,983	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	227,761	—
Inverse Russell 2000® Strategy Fund	Index exposure,Liquidity	—	61,400
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	1,941,395	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	28,208	12,824
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	5,680,565	—
Inverse Government Long Bond Strategy Fund	Duration Index exposure,Liquidity	855,297	760,792
High Yield Strategy Fund	Duration, Index exposure, Liquidity	3,189,815	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$20,363,889	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	6,556,684
NASDAQ-100® Fund	Index exposure, Liquidity	11,929,426	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	7,542,610
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	39,166,401	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	57,116,771	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	2,914,351	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	376,822
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	3,756,561	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	3,227,093	—
Inverse Russell 2000® Strategy Fund	Index exposure,Liquidity	—	2,564,093
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	16,238,606	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	4,973,347
High Yield Strategy Fund	Duration, Index exposure,Liquidity	164,378	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$3,613,167	$—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/interest rate futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Credit/equity on swap contracts	Unrealized appreciation on OTC swap agreements	Unamortized upfront premiums received on credit default swap agreements Unrealized depreciation on OTC swap agreements Variation margin on credit default swap agreements

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The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2022:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at December 31, 2022
Inverse S&P 500® Strategy Fund	$49,069	$133,053	$—	$—	$182,122
Inverse NASDAQ-100® Strategy Fund	—	266,898	—	—	266,898
Inverse Mid-Cap Strategy Fund	—	5,955	—	—	5,955
Inverse Russell 2000® Strategy Fund	—	78,613	—	—	78,613
Inverse Dow 2x Strategy Fund	—	70,230	—	—	70,230
Inverse Government Long Bond Strategy Fund	—	—	23,496	—	23,496
High Yield Strategy Fund	—	—	—	129,312	129,312

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at December 31, 2022
Nova Fund	$49,063	$400,598	$—	$—	$449,661
NASDAQ-100® Fund	762,866	913,097	—	—	1,675,963
S&P 500® 2x Strategy Fund	20,375	272,164	—	—	292,539
NASDAQ-100® 2x Strategy Fund	730,404	1,694,212	—	—	2,424,616
Mid-Cap 1.5x Strategy Fund	—	103,873	—	—	103,873
Russell 2000® 2x Strategy Fund	9,490	68,256	—	—	77,746
Russell 2000® 1.5x Strategy Fund	22,029	127,471	—	—	149,500
Dow 2x Strategy Fund	18,901	177,618	—	—	196,519
Government Long Bond 1.2x Strategy Fund	—	—	234,531	—	234,531
High Yield Strategy Fund	—	—	7,026	547	7,573

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Funds’ Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/interest rate futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Credit/equity on swap contracts	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended December 31, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(1,333,084)	$(6,501,206)	$—	$—	$(7,834,290)
Inverse S&P 500® Strategy Fund	(46,316)	(930,028)	—	—	(976,344)
NASDAQ-100® Fund	(7,163,223)	(3,217,104)	—	—	(10,380,327)
Inverse NASDAQ-100® Strategy Fund	(26,248)	80,036	—	—	53,788
S&P 500® 2x Strategy Fund	(834,413)	(15,452,330)	—	—	(16,286,743)
NASDAQ-100® 2x Strategy Fund	(3,152,647)	(41,632,827)	—	—	(44,785,474)
Mid-Cap 1.5x Strategy Fund	(10,501)	(416,429)	—	—	(426,930)
Inverse Mid-Cap Strategy Fund	—	(78,316)	—	—	(78,316)
Russell 2000® 2x Strategy Fund	450,520	(820,446)	—	—	(369,926)
Russell 2000® 1.5x Strategy Fund	(290,121)	(835,946)	—	—	(1,126,067)
Inverse Russell 2000® Strategy Fund	(25,930)	(304,791)	—	—	(330,721)
Dow 2x Strategy Fund	(327,123)	(1,372,151)	—	—	(1,699,274)
Inverse Dow 2x Strategy Fund	(16,922)	(749,547)	—	—	(766,469)
Government Long Bond 1.2x Strategy Fund	—	—	(2,166,154)	—	(2,166,154)
Inverse Government Long Bond Strategy Fund	—	—	277,424	—	277,424
High Yield Strategy Fund	—	—	(423,902)	(285,319)	(709,221)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(48,964)	$(1,218,120)	$—	$—	$(1,267,084)
Inverse S&P 500® Strategy Fund	54,055	159,108	—	—	213,163
NASDAQ-100® Fund	(964,599)	(1,007,205)	—	—	(1,971,804)
Inverse NASDAQ-100® Strategy Fund	—	270,959	—	—	270,959
S&P 500® 2x Strategy Fund	(19,659)	(2,922,305)	—	—	(2,941,964)
NASDAQ-100® 2x Strategy Fund	(876,716)	(4,589,330)	—	—	(5,466,046)
Mid-Cap 1.5x Strategy Fund	(6,729)	(243,232)	—	—	(249,961)
Inverse Mid-Cap Strategy Fund	—	8,675	—	—	8,675
Russell 2000® 2x Strategy Fund	(9,490)	(316,077)	—	—	(325,567)
Russell 2000® 1.5x Strategy Fund	(22,029)	(354,596)	—	—	(376,625)
Inverse Russell 2000® Strategy Fund	—	84,430	—	—	84,430
Dow 2x Strategy Fund	(48,800)	(481,331)	—	—	(530,131)
Inverse Dow 2x Strategy Fund	—	188,770	—	—	188,770
Government Long Bond 1.2x Strategy Fund	—	—	(293,078)	—	(293,078)
Inverse Government Long Bond Strategy Fund	—	—	15,036	—	15,036
High Yield Strategy Fund	—	—	(170)	128,927	128,757

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$133,053	$—	$133,053	$—	$—	$133,053
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	266,898	—	266,898	—	(88,582)	178,316
Inverse Mid-Cap Strategy Fund	Swap equity contracts	5,955	—	5,955	—	—	5,955
Inverse Russell 2000® Strategy Fund	Swap equity contracts	78,613	—	78,613	—	—	78,613
Inverse Dow 2x Strategy Fund	Swap equity contracts	70,230	—	70,230	—	—	70,230

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NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$400,598	$—	$400,598	$(400,598)	$—	$—
NASDAQ-100® Fund	Swap equity contracts	913,097	—	913,097	(913,097)	—	—
S&P 500® 2x Strategy Fund	Swap equity contracts	272,164	—	272,164	(172,847)	(99,317)	—
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	1,694,212	—	1,694,212	(1,694,212)	—	—
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	103,873	—	103,873	(103,873)	—	—
Russell 2000® 2x Strategy Fund	Swap equity contracts	68,256	—	68,256	(31,157)	(31,099)	6,000
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	127,471	—	127,471	(127,471)	—	—
Dow 2x Strategy Fund	Swap equity contracts	177,618	—	177,618	(177,618)	—	—
High Yield Strategy Fund	Credit Index Swap Agreements	547	—	547	—	—	547

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Nova Fund	Goldman Sachs International	Futures contracts	$30,821	$—
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total return swap agreements	40,639	—
	Goldman Sachs International	Futures contracts	9,961	—
			50,600	—
Inverse NASDAQ-100® Strategy Fund	Goldman Sachs International	Futures contracts	31,600	—
	Goldman Sachs International	Total return swap agreements	—	120,000
			31,600	120,000
S&P 500® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	99,317	—
Inverse Mid-Cap Strategy Fund	Barclays Bank plc	Total return swap agreements	10,000	—
Russell 2000® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	100,632	—
Russell 2000® 1.5x Strategy Fund	Goldman Sachs International	Futures contracts	22,400	—
Inverse Russell 2000® Strategy Fund	Barclays Bank plc	Total return swap agreements	30,000	—
Dow 2x Strategy Fund	Goldman Sachs International	Futures contracts	142,500	—
Inverse Dow 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	93,311	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs International	Futures contracts	193,882	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	497,070	—

178 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

THE RYDEX FUNDS ANNUAL REPORT | 179

NOTES TO FINANCIAL STATEMENTS (continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan under which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing Fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2022, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$7,830
Inverse S&P 500® Strategy Fund	1,448
NASDAQ-100® Fund	28,133
Inverse NASDAQ-100® Strategy Fund	735
S&P 500® 2x Strategy Fund	6,064
NASDAQ-100® 2x Strategy Fund	7,432
Mid-Cap 1.5x Strategy Fund	388
Inverse Mid-Cap Strategy Fund	79
Russell 2000® 2x Strategy Fund	186
Russell 2000® 1.5x Strategy Fund	1,248
Inverse Russell 2000® Strategy Fund	164
Dow 2x Strategy Fund	3,270
Inverse Dow 2x Strategy Fund	515
Government Long Bond 1.2x Strategy Fund	1,320
Inverse Government Long Bond Strategy Fund	2,718
High Yield Strategy Fund	2,369

GI has contractually agreed to waive and/or reimburse expenses for the Inverse S&P 500® Strategy Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund and Inverse Government Long Bond Strategy Fund, in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Funds of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

At December 31, 2022, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
High Yield Strategy Fund	47%

180 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
4.26%			2.25%
Due 01/03/23	$60,091,722	$60,113,055	Due 11/15/24	$63,635,200	$61,293,613

BofA Securities, Inc.			U.S. Treasury Note
4.25%			0.75%
Due 01/03/23	23,112,201	23,120,387	Due 04/30/26	26,301,500	23,574,458

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
4.21%			0.13%
Due 01/03/23	23,040,622	23,048,705	Due 01/15/31	26,575,915	23,501,502

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE RYDEX FUNDS ANNUAL REPORT | 181

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
NASDAQ-100® Fund	$168,000	$(168,000)	$—	$173,078	$—	$173,078
NASDAQ-100® 2x Strategy Fund	124,807	(124,807)	—	128,580	—	128,580
Mid-Cap 1.5x Strategy Fund	5,593	(5,593)	—	5,717	—	5,717
Russell 2000® 2x Strategy Fund	40,626	(40,626)	—	41,852	—	41,852
Russell 2000® 1.5x Strategy Fund	7,247	(7,247)	—	7,530	—	7,530

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$3,401,154	$—	$3,401,154
NASDAQ-100® Fund	2,858,771	—	2,858,771
S&P 500® 2x Strategy Fund	3,768,617	—	3,768,617
NASDAQ-100® 2x Strategy Fund	10,383,440	—	10,383,440
Mid-Cap 1.5x Strategy Fund	281,786	—	281,786
Dow 2x Strategy Fund	577,032	—	577,032
Government Long Bond 1.2x Strategy Fund	153,140	—	153,140
High Yield Strategy Fund	58,130	—	58,130
U.S. Government Money Market Fund	495,519	—	495,519

182 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$2,128,912	$—	$2,128,912
NASDAQ-100® Fund	9,244,565	—	9,244,565
NASDAQ-100® 2x Strategy Fund	19,515,328	—	19,515,328
Mid-Cap 1.5x Strategy Fund	866,639	—	866,639
Russell 2000® 2x Strategy Fund	991,318	—	991,318
Russell 2000® 1.5x Strategy Fund	1,625,256	—	1,625,256
Government Long Bond 1.2x Strategy Fund	43,932	—	43,932
U.S. Government Money Market Fund	596	—	596

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2022 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Nova Fund	$—	$—	$664,534	$(12,602,634)	$(437)	$(11,938,537)
Inverse S&P 500® Strategy Fund	45,498	—	104,043	(18,830,706)	—	(18,681,165)
NASDAQ-100® Fund	—	—	10,560,282	(10,819,130)	—	(258,848)
Inverse NASDAQ-100® Strategy Fund	9,114	—	251,368	(8,184,325)	—	(7,923,843)
S&P 500® 2x Strategy Fund	20,264	—	(5,395,900)	(25,049,718)	—	(30,425,354)
NASDAQ-100® 2x Strategy Fund	—	—	(16,244,824)	(34,823,255)	—	(51,068,079)
Mid-Cap 1.5x Strategy Fund	—	—	(98,579)	(493,505)	33	(592,051)
Inverse Mid-Cap Strategy Fund	747	—	4,713	(2,006,505)	—	(2,001,045)
Russell 2000® 2x Strategy Fund	8,943	—	(152,259)	(373,064)	—	(516,380)
Russell 2000® 1.5x Strategy Fund	—	—	(691,354)	(1,257,084)	15	(1,948,423)
Inverse Russell 2000® Strategy Fund	—	—	75,998	(8,141,060)	—	(8,065,062)
Dow 2x Strategy Fund	34,622	—	429,939	(2,289,523)	—	(1,824,962)
Inverse Dow 2x Strategy Fund	4,186	—	70,294	(23,614,043)	—	(23,539,563)
Government Long Bond 1.2x Strategy Fund	532	—	(160,478)	(20,805,573)	—	(20,965,519)
Inverse Government Long Bond Strategy Fund	—	—	(326,445)	(5,869,883)	—	(6,196,328)
High Yield Strategy Fund	188,051	—	64,010	(999,665)	—	(747,604)
U.S. Government Money Market Fund	684	—	—	—	—	684

THE RYDEX FUNDS ANNUAL REPORT | 183

NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2022, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Nova Fund	$(11,028,055)	$(1,574,579)	$(12,602,634)
Inverse S&P 500® Strategy Fund	(16,973,540)	(1,857,166)	(18,830,706)
NASDAQ-100® Fund	(10,819,130)	—	(10,819,130)
Inverse NASDAQ-100® Strategy Fund	(7,342,031)	(842,294)	(8,184,325)
S&P 500® 2x Strategy Fund	(23,910,783)	(1,138,935)	(25,049,718)
NASDAQ-100® 2x Strategy Fund	(34,823,255)	—	(34,823,255)
Mid-Cap 1.5x Strategy Fund	(442,707)	(50,798)	(493,505)
Inverse Mid-Cap Strategy Fund	(1,877,435)	(129,070)	(2,006,505)
Russell 2000® 2x Strategy Fund	(373,064)	—	(373,064)
Russell 2000® 1.5x Strategy Fund	(1,058,462)	(198,622)	(1,257,084)
Inverse Russell 2000® Strategy Fund	(7,281,861)	(859,199)	(8,141,060)
Dow 2x Strategy Fund	(1,969,141)	(320,382)	(2,289,523)
Inverse Dow 2x Strategy Fund	(21,384,377)	(2,229,666)	(23,614,043)
Government Long Bond 1.2x Strategy Fund	(16,539,826)	(4,265,747)	(20,805,573)
Inverse Government Long Bond Strategy Fund	(3,977,466)	(1,892,417)	(5,869,883)
High Yield Strategy Fund	(710,932)	(288,733)	(999,665)

For the year ended December 31, 2022, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Inverse NASDAQ-100® Strategy Fund	$49,541
Inverse Government Long Bond Strategy Fund	1,340,371

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts and swap agreements, losses deferred due to wash sales, the “mark-to-market” of certain derivatives, return of capital distributions received, reclassification of distributions paid, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2022 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Nova Fund	$(84,728)	$84,728
NASDAQ-100® Fund	(270,589)	270,589
S&P 500® 2x Strategy Fund	(3,241)	3,241
NASDAQ-100® 2x Strategy Fund	(287,664)	287,664
Mid-Cap 1.5x Strategy Fund	(4,852)	4,852
Russell 2000® 1.5x Strategy Fund	(5,192)	5,192
Inverse Russell 2000® Strategy Fund	(6,883)	6,883
Inverse Government Long Bond Strategy Fund	(102,714)	102,714
U.S. Government Money Market Fund	1	(1)

184 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Nova Fund	$15,291,832	$1,294,258	$(629,724)	$664,534
Inverse S&P 500® Strategy Fund	6,278,699	133,271	(29,228)	104,043
NASDAQ-100® Fund	55,040,074	12,611,228	(2,050,946)	10,560,282
Inverse NASDAQ-100® Strategy Fund	8,231,145	267,247	(15,879)	251,368
S&P 500® 2x Strategy Fund	27,578,882	—	(5,395,900)	(5,395,900)
NASDAQ-100® 2x Strategy Fund	50,053,237	—	(16,244,824)	(16,244,824)
Mid-Cap 1.5x Strategy Fund	4,693,711	281,675	(380,254)	(98,579)
Inverse Mid-Cap Strategy Fund	222,780	5,954	(1,241)	4,713
Russell 2000® 2x Strategy Fund	2,052,561	176	(152,435)	(152,259)
Russell 2000® 1.5x Strategy Fund	4,051,758	90,185	(781,539)	(691,354)
Inverse Russell 2000® Strategy Fund	1,818,300	78,613	(2,615)	75,998
Dow 2x Strategy Fund	13,761,147	677,117	(247,178)	429,939
Inverse Dow 2x Strategy Fund	2,310,146	70,298	(4)	70,294
Government Long Bond 1.2x Strategy Fund	8,161,648	—	(160,478)	(160,478)
Inverse Government Long Bond Strategy Fund	2,787,539	—	(326,445)	(326,445)
High Yield Strategy Fund	4,096,975	135,965	(71,955)	64,010
U.S. Government Money Market Fund	87,554,502	—	—	—

Note 9 – Securities Transactions

For the year ended December 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$208,033,301	$242,177,029
Inverse S&P 500® Strategy Fund	250,000	—
NASDAQ-100® Fund	142,017,229	177,880,069
Inverse NASDAQ-100® Strategy Fund	400,000	360,000
S&P 500® 2x Strategy Fund	539,239,523	580,633,964
NASDAQ-100® 2x Strategy Fund	451,140,945	526,747,029
Mid-Cap 1.5x Strategy Fund	6,306,926	7,278,397
Inverse Mid-Cap Strategy Fund	10,021	5,000
Russell 2000® 2x Strategy Fund	5,302,521	7,951,466
Russell 2000® 1.5x Strategy Fund	2,827,621	4,348,553
Dow 2x Strategy Fund	50,091,414	54,399,740
Inverse Dow 2x Strategy Fund	—	1,308,088
Government Long Bond 1.2x Strategy Fund	—	2,650,000
Inverse Government Long Bond Strategy Fund	1,000,000	2,500,000
High Yield Strategy Fund	2,499,312	4,122,052
U.S. Government Money Market Fund	—	3,171,048

For the year ended December 31, 2022, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$152,938,454	$150,017,610
Inverse Government Long Bond Strategy Fund	164,901,844	164,617,024
U.S. Government Money Market Fund	—	2,400,000

THE RYDEX FUNDS ANNUAL REPORT | 185

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$67,450,045	$74,921,545	$(1,422,358)
NASDAQ-100® Fund	117,288,860	106,159,242	(912,069)
S&P 500® 2x Strategy Fund	335,421,930	197,595,413	(2,280,653)
NASDAQ-100® 2x Strategy Fund	214,234,774	161,130,290	(4,091,825)
Mid-Cap 1.5x Strategy Fund	5,847,687	6,532,979	(274,193)
Russell 2000® 2x Strategy Fund	1,324,055	3,015,422	53,463
Russell 2000® 1.5x Strategy Fund	1,818,349	1,872,584	(317,919)
Dow 2x Strategy Fund	18,297,843	17,404,555	(372,731)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.82% for the year ended December 31, 2022. The Funds did not have any borrowings outstanding under this agreement at December 31, 2022.

The average daily balances borrowed for the year ended December 31, 2022, were as follows:

Fund	Average Daily Balance
Nova Fund	$4,203
Inverse S&P 500® Strategy Fund	1,948
NASDAQ-100® Fund	20,805
S&P 500® 2x Strategy Fund	88,559
NASDAQ-100® 2x Strategy Fund	70,551
Mid-Cap 1.5x Strategy Fund	2,263
Russell 2000® 2x Strategy Fund	3,249
Russell 2000® 1.5x Strategy Fund	9,978
Dow 2x Strategy Fund	8,512
Inverse Dow 2x Strategy Fund	63
Government Long Bond 1.2x Strategy Fund	3,674

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the

186 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 187

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (seventeen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seventeen of the funds constituting Rydex Variable Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 24, 2023

188 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2022, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Nova Fund	9.78%
NASDAQ-100® Fund	20.60%
S&P 500® 2x Strategy Fund	4.48%
NASDAQ-100® 2x Strategy Fund	5.41%
Mid-Cap 1.5x Strategy Fund	13.07%
Dow 2x Strategy Fund	25.45%
High Yield Strategy Fund	56.75%

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim Funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

THE RYDEX FUNDS ANNUAL REPORT | 189

OTHER INFORMATION (Unaudited)(concluded)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

190 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE RYDEX FUNDS ANNUAL REPORT | 191

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

192 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 193

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Adviser and/or the parent of the Adviser.

194 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

196 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

198 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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12.31.2022

Rydex Variable Trust Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund
International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RVATB2-ANN-1222x1223

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	16
S&P MIDCAP 400® PURE GROWTH FUND	24
S&P MIDCAP 400® PURE VALUE FUND	31
S&P SMALLCAP 600® PURE GROWTH FUND	38
S&P SMALLCAP 600® PURE VALUE FUND	46
EUROPE 1.25x STRATEGY FUND	54
JAPAN 2x STRATEGY FUND	62
STRENGTHENING DOLLAR 2x STRATEGY FUND	69
WEAKENING DOLLAR 2x STRATEGY FUND	76
NOTES TO FINANCIAL STATEMENTS	83
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	97
OTHER INFORMATION	98
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	100
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	106

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for ten funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2022 (the “Reporting Period”).

In December 2022, Guggenheim Partners announced the untimely and unexpected death of Scott Minerd, one of Guggenheim’s Managing Partners and its Global Chief Investment Officer. He joined Guggenheim as a Managing Partner shortly after the firm was formed. He was a frequent commentator on markets and investments, both on television and via social media. He also was one of the designers of the organization, systems and processes that make Guggenheim Investments a strong, robust and scalable leader in the asset management business.

Guggenheim has implemented its succession plan, which is designed to deal with unexpected events. There has been and will continue to be no disruption of service to our clients, no change in the daily management of client portfolios and no change in the process of selecting investment assets, all of which continue to be handled by the longstanding committees and long-tenured investment professionals who, every day, implement our investment processes.

Guggenheim Investments continues to be led by its Co-Presidents, Dina DiLorenzo and David Rone, and by Anne B. Walsh, a Managing Partner and Chief Investment Officer of Guggenheim Partners Investment Management.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2022

leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the funds are not actively “managed.” This means that based on market and economic conditions, the funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The funds are subject to active trading and tracking error risks, which may increase volatility, impact the funds’ ability to achieve its investment objective and may decrease the fund’s performance. ● These funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2022

Helped by lower energy prices, real economic growth reaccelerated in the fourth quarter of 2022. Amid this continued strong growth, the Federal Reserve (the “Fed”) is explicitly targeting a weaker labor market, and several leading indicators point to rising unemployment by the middle of the year. Consumption also faces headwinds from dwindling excess savings buffers and a sharply negative wealth shock as financial asset and home prices fall. Business investment also appears to be weakening due to the sharp tightening in financial conditions and more challenging outlook for economic growth. The housing sector could subtract further from gross domestic product (“GDP”) as the spike in mortgage rates has adversely impacted demand.

Because private sector balance sheets are generally healthy in the aggregate and the economy lacks major imbalances, we do not expect a particularly deep recession. But the likelihood of a limited monetary and fiscal policy response means the economic recovery could be weak, and certain highly levered companies may suffer.

Moderation in goods prices as supply chains normalize should bring inflation lower over the next several months, and shelter inflation should roll over by mid-2023. Services inflation outside of shelter is the main concern for the Fed, but a softening labor market and cooling wage growth may keep this category contained. As a result, core inflation could fall below 3 percent by the end of the year.

The Fed’s continued rate hike campaign may cause the front end of the yield curve to remain elevated in the near term. But should the economic cycle roll over later this year, Treasury yields may see a significant decline. Weakening corporate earnings growth and an emerging recession would present downside risk to equity returns later in 2023 but, given corporate fundamentals remain solid, high quality fixed income and carefully selected high yield issuers should provide attractive returns.

For the Reporting Period, the S&P 500® Index* returned -18.11%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -14.45%. The return of the MSCI Emerging Markets Index* was -20.09%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -13.01% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned -11.19%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 1.47% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2022

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index provides a blue-chip representation of supersector leaders in Europe. The index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

ICE USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2022 and ending December 31, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.68%	2.61%	$ 1,000.00	$ 1,026.10	$ 8.58
S&P 500® Pure Value Fund	1.68%	4.53%	1,000.00	1,045.30	8.66
S&P MidCap 400® Pure Growth Fund	1.68%	9.44%	1,000.00	1,094.40	8.87
S&P MidCap 400® Pure Value Fund	1.68%	9.14%	1,000.00	1,091.40	8.86
S&P SmallCap 600® Pure Growth Fund	1.68%	1.52%	1,000.00	1,015.20	8.53
S&P SmallCap 600® Pure Value Fund	1.68%	6.06%	1,000.00	1,060.60	8.73
Europe 1.25x Strategy Fund	1.84%	9.09%	1,000.00	1,090.90	9.70
Japan 2x Strategy Fund	1.67%	(2.24%)	1,000.00	977.60	8.32
Strengthening Dollar 2x Strategy Fund	1.90%	(1.05%)	1,000.00	989.50	9.53
Weakening Dollar 2x Strategy Fund	1.88%	(0.32%)	1,000.00	996.80	9.46

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.68%	5.00%	$ 1,000.00	$ 1,016.74	$ 8.54
S&P 500® Pure Value Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
S&P MidCap 400® Pure Growth Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
S&P MidCap 400® Pure Value Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
S&P SmallCap 600® Pure Growth Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
S&P SmallCap 600® Pure Value Fund	1.68%	5.00%	1,000.00	1,016.74	8.54
Europe 1.25x Strategy Fund	1.84%	5.00%	1,000.00	1,015.93	9.35
Japan 2x Strategy Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Strengthening Dollar 2x Strategy Fund	1.90%	5.00%	1,000.00	1,015.63	9.65
Weakening Dollar 2x Strategy Fund	1.88%	5.00%	1,000.00	1,015.73	9.55

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2022 to December 31, 2022.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the Reporting Period, S&P 500® Pure Growth Fund returned -28.35%, compared with a return of -27.35% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

Energy was the only sector contributing to the return of the underlying index for the Reporting Period. Information Technology, Financials, and Consumer Discretionary were sectors detracting most from the return of the underlying index.

Stocks contributing the most to return of the underlying index for the Reporting Period were Enphase Energy, Inc., Eli Lilly and Co., and Devon Energy Corp. The stocks detracting the most from performance of the underlying index were SVB Financial Group, Tesla, Inc., and Generac Holdings, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings	(% of Total Net Assets)
APA Corp.	2.6%
Targa Resources Corp.	2.5%
Diamondback Energy, Inc.	2.5%
Mosaic Co.	2.5%
Steel Dynamics, Inc.	2.5%
Coterra Energy, Inc. — Class A	2.4%
Nucor Corp.	2.3%
CF Industries Holdings, Inc.	2.1%
ConocoPhillips	2.1%
Pioneer Natural Resources Co.	2.1%
Top Ten Total	23.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	(28.35%)	6.82%	11.04%
S&P 500 Pure Growth Index	(27.35%)	8.63%	12.93%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Energy - 33.3%
APA Corp.	13,291	$620,424
Targa Resources Corp.	8,044	591,234
Diamondback Energy, Inc.	4,298	587,880
Coterra Energy, Inc. — Class A	23,013	565,429
ConocoPhillips	4,209	496,662
Pioneer Natural Resources Co.	2,168	495,150
Equities Corp.	13,973	472,707
Enphase Energy, Inc.*	1,701	450,697
Marathon Oil Corp.	15,215	411,870
ONEOK, Inc.	6,093	400,310
EOG Resources, Inc.	3,088	399,958
Occidental Petroleum Corp.	6,221	391,861
Hess Corp.	2,660	377,241
Devon Energy Corp.	5,695	350,299
Exxon Mobil Corp.	3,141	346,452
Chevron Corp.	1,897	340,493
Williams Companies, Inc.	7,690	253,001
SolarEdge Technologies, Inc.*	826	233,981
Total Energy		7,785,649

Consumer, Non-cyclical - 25.8%
Vertex Pharmaceuticals, Inc.*	1,709	493,525
Regeneron Pharmaceuticals, Inc.*	680	490,613
Molina Healthcare, Inc.*	1,152	380,413
Pfizer, Inc.	6,448	330,395
Elevance Health, Inc.	636	326,249
Moderna, Inc.*	1,799	323,136
Incyte Corp.*	3,715	298,389
AbbVie, Inc.	1,788	288,959
Danaher Corp.	1,064	282,407
Monster Beverage Corp.*	2,682	272,304
Eli Lilly & Co.	699	255,722
Bristol-Myers Squibb Co.	3,446	247,940
Quanta Services, Inc.	1,692	241,110
Hologic, Inc.*	3,109	232,584
Merck & Company, Inc.	2,005	222,455
UnitedHealth Group, Inc.	403	213,663
Rollins, Inc.	5,747	209,995
Hershey Co.	887	205,403
Thermo Fisher Scientific, Inc.	364	200,451
Amgen, Inc.	676	177,545
Gilead Sciences, Inc.	2,051	176,078
Dexcom, Inc.*	1,443	163,405
Total Consumer, Non-cyclical		6,032,741

Basic Materials - 11.8%
Mosaic Co.	13,316	584,173
Steel Dynamics, Inc.	5,953	581,608
Nucor Corp.	4,120	543,058
CF Industries Holdings, Inc.	5,908	503,361
Freeport-McMoRan, Inc.	5,761	218,918
FMC Corp.	1,607	200,554
Albemarle Corp.	635	137,706
Total Basic Materials		2,769,378
Technology - 9.0%
KLA Corp.	944	355,916
Fortinet, Inc.*	5,276	257,944
Lam Research Corp.	569	239,151
Apple, Inc.	1,791	232,704
PTC, Inc.*	1,917	230,117
Monolithic Power Systems, Inc.	604	213,581
Jack Henry & Associates, Inc.	1,158	203,298
ON Semiconductor Corp.*	3,171	197,775
QUALCOMM, Inc.	1,617	177,773
Total Technology		2,108,259

Consumer, Cyclical - 8.4%
AutoZone, Inc.*	158	389,656
O’Reilly Automotive, Inc.*	453	382,346
Tractor Supply Co.	1,218	274,014
Dollar General Corp.	1,044	257,085
WW Grainger, Inc.	440	244,750
Dollar Tree, Inc.*	1,532	216,686
Ulta Beauty, Inc.*	430	201,700
Total Consumer, Cyclical		1,966,237

Financial - 5.0%
Arch Capital Group Ltd.*	4,550	285,649
W R Berkley Corp.	3,553	257,841
Raymond James Financial, Inc.	2,312	247,037
Progressive Corp.	1,600	207,536
Ameriprise Financial, Inc.	542	168,763
Total Financial		1,166,826

Industrial - 3.4%
Expeditors International of Washington, Inc.	3,426	356,030
Deere & Co.	543	232,817
J.B. Hunt Transport Services, Inc.	1,204	209,929
Total Industrial		798,776

Utilities - 1.9%
PG&E Corp.*	27,897	453,605

Communications - 0.9%
Arista Networks, Inc.*	1,798	218,187

Total Common Stocks
(Cost $21,394,647)		23,299,658

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
S&P 500® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 1.7%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$225,180	$225,180
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	86,608	86,608
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	86,340	86,340
Total Repurchase Agreements
(Cost $398,128)		398,128

Total Investments - 101.2%
(Cost $21,792,775)		23,697,786
Other Assets & Liabilities, net - (1.2)%		(290,587)
Total Net Assets - 100.0%		23,407,199

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$23,299,658	$—	$—	$23,299,658
Repurchase Agreements	—	398,128	—	398,128
Total Assets	23,299,658	398,128	—	23,697,786

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $21,394,647)	$23,299,658
Repurchase agreements, at value (cost $398,128)	398,128
Receivables:
Dividends	14,032
Fund shares sold	500
Interest	94
Total assets	23,712,412

Liabilities:
Payable for:
Securities purchased	190,624
Professional fees	42,140
Management fees	17,417
Transfer agent fees	7,678
Fund shares redeemed	6,966
Investor service fees	5,806
Portfolio accounting and administration fees	3,599
Trustees’ fees*	396
Miscellaneous	30,587
Total liabilities	305,213
Net assets	$23,407,199

Net assets consist of:
Paid in capital	$22,325,877
Total distributable earnings (loss)	1,081,322
Net assets	$23,407,199
Capital shares outstanding	562,668
Net asset value per share	$41.60

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends	$334,835
Interest	3,497
Total investment income	338,332

Expenses:
Management fees	223,109
Investor service fees	74,370
Transfer agent fees	86,134
Professional fees	58,088
Portfolio accounting and administration fees	37,020
Trustees’ fees*	5,818
Custodian fees	4,565
Line of credit fees	18
Miscellaneous	7,654
Total expenses	496,776
Net investment loss	(158,444)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	42,455
Net realized gain	42,455
Net change in unrealized appreciation (depreciation) on:
Investments	(12,614,960)
Net change in unrealized appreciation (depreciation)	(12,614,960)
Net realized and unrealized loss	(12,572,505)
Net decrease in net assets resulting from operations	$(12,730,949)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(158,444)	$(558,245)
Net realized gain on investments	42,455	5,136,512
Net change in unrealized appreciation (depreciation) on investments	(12,614,960)	5,134,807
Net increase (decrease) in net assets resulting from operations	(12,730,949)	9,713,074

Distributions to shareholders	(4,366,989)	(180,112)

Capital share transactions:
Proceeds from sale of shares	26,915,792	58,850,539
Distributions reinvested	4,366,989	180,112
Cost of shares redeemed	(43,394,495)	(51,238,818)
Net increase (decrease) from capital share transactions	(12,111,714)	7,791,833
Net increase (decrease) in net assets	(29,209,652)	17,324,795

Net assets:
Beginning of year	52,616,851	35,292,056
End of year	$23,407,199	$52,616,851

Capital share activity:
Shares sold	550,024	908,860
Shares issued from reinvestment of distributions	100,023	2,866
Shares redeemed	(838,068)	(800,679)
Net increase (decrease) in shares	(188,021)	111,047

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$70.09	$55.17	$54.49	$43.97	$50.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.84)	(.48)	(.22)	(.44)
Net gain (loss) on investments (realized and unrealized)	(19.18)	16.03	13.22	11.87	(1.68)
Total from investment operations	(19.45)	15.19	12.74	11.65	(2.12)
Less distributions from:
Net realized gains	(9.04)	(.27)	(12.06)	(1.13)	(4.18)
Total distributions	(9.04)	(.27)	(12.06)	(1.13)	(4.18)
Net asset value, end of period	$41.60	$70.09	$55.17	$54.49	$43.97

Total Return[b]	(28.35%)	27.59%	27.32%	26.60%	(5.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,407	$52,617	$35,292	$42,057	$41,825
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(1.34%)	(0.94%)	(0.42%)	(0.85%)
Total expenses	1.67%	1.60%	1.73%	1.72%	1.62%
Portfolio turnover rate	139%	155%	159%	190%	203%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the Reporting Period, S&P 500® Pure Value Fund returned -2.55%, compared with a return of -0.80% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Energy sector was the leading contributor to performance of the underlying index for the Reporting Period, followed by the Health Care and Utilities sectors. Consumer Discretionary, Communication Services, and Information Technology were sectors detracting most from the return of the underlying index.

The strongest contributors to performance of the underlying index for the Reporting Period included Marathon Petroleum Corp., Cigna Corp., and Valero Energy Corp. The stocks detracting the most from performance of the underlying index were Lincoln National Corp., DISH Network Corp. - Class A, and Lumen Technologies, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings	(% of Total Net Assets)
Lumen Technologies, Inc.	3.3%
Paramount Global — Class B	2.8%
DISH Network Corp. — Class A	2.7%
Westrock Co.	2.3%
General Motors Co.	2.2%
Mohawk Industries, Inc.	2.1%
Walgreens Boots Alliance, Inc.	2.1%
Phillips 66	2.1%
Viatris, Inc.	2.0%
Citigroup, Inc.	1.9%
Top Ten Total	23.5%

“Ten Largest Holdings” excludes any temporary cash investments.

16 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	(2.55%)	4.27%	9.37%
S&P 500 Pure Value Index	(0.80%)	6.11%	11.25%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS	December 31, 2022
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Financial - 23.5%
Citigroup, Inc.	14,198	$642,176
Berkshire Hathaway, Inc. — Class B*	1,557	480,957
Capital One Financial Corp.	5,136	477,442
Invesco Ltd.	26,298	473,101
American International Group, Inc.	6,943	439,075
Loews Corp.	7,438	433,859
Assurant, Inc.	2,561	320,279
Citizens Financial Group, Inc.	8,052	317,007
Vornado Realty Trust REIT	15,011	312,379
SVB Financial Group*	1,321	304,015
Lincoln National Corp.	9,521	292,485
Franklin Resources, Inc.	11,012	290,497
Bank of New York Mellon Corp.	6,320	287,686
Signature Bank	2,291	263,969
Truist Financial Corp.	5,787	249,015
Wells Fargo & Co.	5,775	238,450
State Street Corp.	2,953	229,064
Prudential Financial, Inc.	2,288	227,565
Allstate Corp.	1,641	222,520
Synchrony Financial	6,379	209,614
Hartford Financial Services Group, Inc.	2,605	197,537
Goldman Sachs Group, Inc.	565	194,010
Bank of America Corp.	5,671	187,823
CBRE Group, Inc. — Class A*	2,426	186,705
MetLife, Inc.	2,447	177,089
M&T Bank Corp.	1,067	154,779
Total Financial		7,809,098

Consumer, Cyclical - 20.5%
General Motors Co.	22,025	740,921
Walgreens Boots Alliance, Inc.	18,706	698,856
Ford Motor Co.	52,520	610,807
CarMax, Inc.*	9,829	598,488
Whirlpool Corp.	3,445	487,330
PulteGroup, Inc.	10,576	481,525
Lennar Corp. — Class A	5,280	477,840
Best Buy Company, Inc.	5,756	461,689
Newell Brands, Inc.	35,248	461,044
United Airlines Holdings, Inc.*	10,208	384,842
BorgWarner, Inc.	9,464	380,926
Alaska Air Group, Inc.*	7,600	326,344
American Airlines Group, Inc.*	23,329	296,745
Delta Air Lines, Inc.*	7,812	256,702
Southwest Airlines Co.	4,466	150,370
Total Consumer, Cyclical		6,814,429

Consumer, Non-cyclical - 15.1%
Viatris, Inc.	58,974	656,381
Tyson Foods, Inc. — Class A	9,918	617,395
Centene Corp.*	6,475	531,015
Kroger Co.	11,411	508,702
CVS Health Corp.	4,847	451,692
Molson Coors Beverage Co. — Class B	8,190	421,949
AmerisourceBergen Corp. — Class A	2,540	420,903
Universal Health Services, Inc. — Class B	2,593	365,328
Cardinal Health, Inc.	4,745	364,748
Kraft Heinz Co.	7,612	309,885
DaVita, Inc.*	2,418	180,552
Global Payments, Inc.	1,710	169,837
Total Consumer, Non-cyclical		4,998,387

Communications - 13.7%
Lumen Technologies, Inc.*	206,984	1,080,457
Paramount Global — Class B	55,350	934,308
DISH Network Corp. — Class A*	63,777	895,429
Warner Bros Discovery, Inc.*	54,196	513,778
AT&T, Inc.	22,083	406,548
News Corp. — Class A	12,133	220,820
Verizon Communications, Inc.	5,428	213,863
Fox Corp. — Class A	5,226	158,714
News Corp. — Class B	3,756	69,261
Fox Corp. — Class B	2,408	68,507
Total Communications		4,561,685

Technology - 7.9%
DXC Technology Co.*	21,178	561,217
Hewlett Packard Enterprise Co.	32,406	517,200
Western Digital Corp.*	15,607	492,401
Fidelity National Information Services, Inc.	5,144	349,020
Intel Corp.	9,014	238,240
HP, Inc.	8,755	235,247
Micron Technology, Inc.	4,355	217,663
Total Technology		2,610,988

Industrial - 6.9%
Westrock Co.	21,685	762,445
Mohawk Industries, Inc.*	6,863	701,536
FedEx Corp.	2,581	447,029
Stanley Black & Decker, Inc.	4,905	368,463
Total Industrial		2,279,473

Basic Materials - 5.4%
International Paper Co.	12,562	435,022
LyondellBasell Industries N.V. — Class A	4,985	413,905
Dow, Inc.	7,161	360,843
Eastman Chemical Co.	2,733	222,576
Celanese Corp. — Class A	1,752	179,124
DuPont de Nemours, Inc.	2,434	167,045
Total Basic Materials		1,778,515

Energy - 4.5%
Phillips 66	6,641	691,195
Valero Energy Corp.	5,021	636,964
Kinder Morgan, Inc.	9,857	178,215
Total Energy		1,506,374

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
S&P 500® PURE VALUE FUND

	Shares	Value
Utilities - 1.8%
Exelon Corp.	5,730	$247,708
Pinnacle West Capital Corp.	2,455	186,678
Evergy, Inc.	2,652	166,890
Total Utilities		601,276

Total Common Stocks
(Cost $29,595,998)		32,960,225

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.5%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$94,035	94,035
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	36,168	36,168
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	36,055	36,055
Total Repurchase Agreements
(Cost $166,258)		166,258

Total Investments - 99.8%
(Cost $29,762,256)		33,126,483
Other Assets & Liabilities, net - 0.2%		72,059
Total Net Assets - 100.0%		33,198,542

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,960,225	$—	$—	$32,960,225
Repurchase Agreements	—	166,258	—	166,258
Total Assets	32,960,225	166,258	—	33,126,483

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $29,595,998)	$32,960,225
Repurchase agreements, at value (cost $166,258)	166,258
Receivables:
Securities sold	205,348
Fund shares sold	59,533
Dividends	38,929
Interest	39
Securities lending income	31
Total assets	33,430,363

Liabilities:
Payable for:
Fund shares redeemed	104,185
Professional fees	49,638
Management fees	20,823
Printing fees	13,235
Transfer agent fees	9,249
Investor service fees	6,941
Portfolio accounting and administration fees	4,304
Trustees’ fees*	468
Miscellaneous	22,978
Total liabilities	231,821
Net assets	$33,198,542

Net assets consist of:
Paid in capital	$33,016,252
Total distributable earnings (loss)	182,290
Net assets	$33,198,542
Capital shares outstanding	628,741
Net asset value per share	$52.80

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends	$882,772
Interest	3,461
Income from securities lending, net	121
Total investment income	886,354

Expenses:
Management fees	262,801
Investor service fees	87,600
Transfer agent fees	94,469
Professional fees	51,609
Portfolio accounting and administration fees	43,669
Custodian fees	5,149
Trustees’ fees*	4,585
Miscellaneous	36,033
Total expenses	585,915
Net investment income	300,439

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	891,922
Net realized gain	891,922
Net change in unrealized appreciation (depreciation) on:
Investments	(4,314,470)
Net change in unrealized appreciation (depreciation)	(4,314,470)
Net realized and unrealized loss	(3,422,548)
Net decrease in net assets resulting from operations	$(3,122,109)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$300,439	$283,623
Net realized gain on investments	891,922	4,599,621
Net change in unrealized appreciation (depreciation) on investments	(4,314,470)	3,046,795
Net increase (decrease) in net assets resulting from operations	(3,122,109)	7,930,039

Distributions to shareholders	(3,237,052)	(312,593)

Capital share transactions:
Proceeds from sale of shares	100,597,592	58,771,957
Distributions reinvested	3,237,052	312,593
Cost of shares redeemed	(94,580,396)	(62,397,670)
Net increase (decrease) from capital share transactions	9,254,248	(3,313,120)
Net increase in net assets	2,895,087	4,304,326

Net assets:
Beginning of year	30,303,455	25,999,129
End of year	$33,198,542	$30,303,455

Capital share activity:
Shares sold	1,671,246	1,038,082
Shares issued from reinvestment of distributions	62,916	5,511
Shares redeemed	(1,600,125)	(1,104,920)
Net increase (decrease) in shares	134,037	(61,327)

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$61.26	$46.76	$58.01	$48.02	$61.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.50	.46	.59	.53
Net gain (loss) on investments (realized and unrealized)	(2.25)	14.56	(7.59)	10.53	(7.82)
Total from investment operations	(1.75)	15.06	(7.13)	11.12	(7.29)
Less distributions from:
Net investment income	(.57)	(.36)	(.85)	(.45)	(.53)
Net realized gains	(6.14)	(.20)	(3.27)	(.68)	(5.99)
Total distributions	(6.71)	(.56)	(4.12)	(1.13)	(6.52)
Net asset value, end of period	$52.80	$61.26	$46.76	$58.01	$48.02

Total Return[b]	(2.55%)	32.32%	(10.56%)	23.27%	(13.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,199	$30,303	$25,999	$32,731	$33,111
Ratios to average net assets:
Net investment income (loss)	0.86%	0.87%	1.08%	1.10%	0.91%
Total expenses	1.67%	1.59%	1.73%	1.72%	1.63%
Portfolio turnover rate	280%	184%	157%	144%	197%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the Reporting Period, S&P MidCap 400® Pure Growth Fund returned -22.62%, compared with a return of -21.48% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Energy sector contributed the most to the return of the underlying index for the Reporting Period, followed by the Utilities sector. Consumer Discretionary, Health Care, and Financials were sectors detracting the most from the return of the underlying index.

Steel Dynamics, Inc., Shockwave Medical, Inc., and Murphy Oil Corp. added the most to return of the underlying index for the Reporting Period. Tandem Diabetes Care, Inc., Cleveland-Cliffs, Inc., and Trex Company, Inc. detracted the most from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings	(% of Total Net Assets)
PBF Energy, Inc. — Class A	3.0%
Annaly Capital Management, Inc.	2.7%
Antero Resources Corp.	2.4%
PDC Energy, Inc.	2.4%
Matador Resources Co.	2.3%
Halozyme Therapeutics, Inc.	2.2%
Murphy USA, Inc.	2.2%
Range Resources Corp.	2.1%
Kinsale Capital Group, Inc.	2.0%
Celsius Holdings, Inc.	2.0%
Top Ten Total	23.3%

“Ten Largest Holdings” excludes any temporary cash investments.

24 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	(22.62%)	2.17%	6.15%
S&P MidCap 400 Pure Growth Index	(21.48%)	3.85%	7.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	December 31, 2022
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Consumer, Non-cyclical - 25.0%
Halozyme Therapeutics, Inc.*	4,567	$259,862
Celsius Holdings, Inc.*	2,259	235,026
Shockwave Medical, Inc.*	1,127	231,723
Neurocrine Biosciences, Inc.*	1,939	231,594
Grand Canyon Education, Inc.*	1,694	178,988
Darling Ingredients, Inc.*	2,525	158,040
Inari Medical, Inc.*	2,413	153,370
Avis Budget Group, Inc.*	867	142,127
Medpace Holdings, Inc.*	668	141,890
Jazz Pharmaceuticals plc*	859	136,847
Option Care Health, Inc.*	3,971	119,488
H&R Block, Inc.	2,868	104,711
Lantheus Holdings, Inc.*	1,966	100,187
FTI Consulting, Inc.*	620	98,456
Repligen Corp.*	557	94,306
Lancaster Colony Corp.	475	93,717
Service Corporation International	1,350	93,339
United Therapeutics Corp.*	335	93,160
WEX, Inc.*	529	86,571
Exelixis, Inc.*	5,096	81,740
Paylocity Holding Corp.*	408	79,258
HealthEquity, Inc.*	1,139	70,208
Total Consumer, Non-cyclical		2,984,608

Energy - 20.3%
PBF Energy, Inc. — Class A	8,874	361,882
Antero Resources Corp.*	9,452	292,918
PDC Energy, Inc.	4,448	282,359
Matador Resources Co.	4,779	273,550
Range Resources Corp.	10,041	251,226
Southwestern Energy Co.*	38,352	224,359
CNX Resources Corp.*	12,654	213,093
Murphy Oil Corp.	4,715	202,792
DT Midstream, Inc.	3,581	197,886
NOV, Inc.	6,354	132,735
Total Energy		2,432,800

Industrial - 14.6%
Builders FirstSource, Inc.*	3,320	215,401
Louisiana-Pacific Corp.	3,304	195,597
Axon Enterprise, Inc.*	1,079	179,039
Landstar System, Inc.	1,024	166,810
Valmont Industries, Inc.	466	154,092
Silgan Holdings, Inc.	2,489	129,030
Clean Harbors, Inc.*	1,033	117,886
Simpson Manufacturing Company, Inc.	1,245	110,382
EMCOR Group, Inc.	711	105,306
Belden, Inc.	1,444	103,824
Carlisle Companies, Inc.	425	100,151
Eagle Materials, Inc.	658	87,415
Toro Co.	752	85,126
Total Industrial		1,750,059

Financial - 10.3%
Annaly Capital Management, Inc. REIT	15,568	328,173
Kinsale Capital Group, Inc.	903	236,153
RLI Corp.	1,651	216,727
Jefferies Financial Group, Inc.	5,567	190,837
SLM Corp.	10,769	178,765
Selective Insurance Group, Inc.	915	81,078
Total Financial		1,231,733

Consumer, Cyclical - 9.7%
Murphy USA, Inc.	928	259,413
Casey’s General Stores, Inc.	750	168,263
Tempur Sealy International, Inc.	4,071	139,757
Texas Roadhouse, Inc. — Class A	1,247	113,415
Deckers Outdoor Corp.*	267	106,576
Crocs, Inc.*	980	106,261
Wingstop, Inc.	700	96,334
FirstCash Holdings, Inc.	1,053	91,516
Visteon Corp.*	560	73,265
Total Consumer, Cyclical		1,154,800

Technology - 6.2%
Amkor Technology, Inc.	7,266	174,239
Cirrus Logic, Inc.*	1,701	126,690
Concentrix Corp.	942	125,437
ExlService Holdings, Inc.*	724	122,667
Fair Isaac Corp.*	173	103,554
KBR, Inc.	1,738	91,767
Total Technology		744,354

Basic Materials - 6.2%
Westlake Corp.	2,041	209,284
Reliance Steel & Aluminum Co.	969	196,164
Olin Corp.	2,238	118,480
MP Materials Corp.*	4,453	108,119
Cabot Corp.	1,581	105,674
Total Basic Materials		737,721

Communications - 3.7%
Nexstar Media Group, Inc. — Class A	1,303	228,064
World Wrestling Entertainment, Inc. — Class A	1,807	123,816
Calix, Inc.*	1,384	94,707
Total Communications		446,587

Utilities - 3.3%
Essential Utilities, Inc.	3,370	160,850
OGE Energy Corp.	3,055	120,825
ONE Gas, Inc.	1,561	118,199
Total Utilities		399,874

Total Common Stocks
(Cost $11,169,052)		11,882,536

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
S&P MIDCAP 400® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.9%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$58,650	$58,650
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	22,558	22,558
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	22,488	22,488
Total Repurchase Agreements
(Cost $103,696)		103,696

Total Investments - 100.2%
(Cost $11,272,748)		11,986,232
Other Assets & Liabilities, net - (0.2)%		(24,516)
Total Net Assets - 100.0%		11,961,716

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,882,536	$—	$—	$11,882,536
Repurchase Agreements	—	103,696	—	103,696
Total Assets	11,882,536	103,696	—	11,986,232

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $11,169,052)	$11,882,536
Repurchase agreements, at value (cost $103,696)	103,696
Receivables:
Dividends	16,438
Fund shares sold	7,736
Securities lending income	133
Interest	25
Total assets	12,010,564

Liabilities:
Payable for:
Professional fees	15,400
Management fees	7,912
Printing fees	4,106
Transfer agent fees	3,327
Investor service fees	2,637
Portfolio accounting and administration fees	1,635
Fund shares redeemed	246
Trustees’ fees*	180
Miscellaneous	13,405
Total liabilities	48,848
Net assets	$11,961,716

Net assets consist of:
Paid in capital	$12,117,325
Total distributable earnings (loss)	(155,609)
Net assets	$11,961,716
Capital shares outstanding	416,976
Net asset value per share	$28.69

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends	$116,471
Interest	1,267
Income from securities lending, net	4,420
Total investment income	122,158

Expenses:
Management fees	81,533
Investor service fees	27,178
Transfer agent fees	30,368
Professional fees	14,560
Portfolio accounting and administration fees	13,921
Trustees’ fees*	2,011
Custodian fees	1,774
Miscellaneous	10,457
Total expenses	181,802
Net investment loss	(59,644)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(498,943)
Net realized loss	(498,943)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,568,310)
Net change in unrealized appreciation (depreciation)	(2,568,310)
Net realized and unrealized loss	(3,067,253)
Net decrease in net assets resulting from operations	$(3,126,897)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(59,644)	$(245,145)
Net realized gain (loss) on investments	(498,943)	3,317,991
Net change in unrealized appreciation (depreciation) on investments	(2,568,310)	(915,982)
Net increase (decrease) in net assets resulting from operations	(3,126,897)	2,156,864

Distributions to shareholders	(1,815,529)	(1,506,779)

Capital share transactions:
Proceeds from sale of shares	17,135,147	20,285,321
Distributions reinvested	1,815,529	1,506,779
Cost of shares redeemed	(20,679,917)	(24,678,460)
Net decrease from capital share transactions	(1,729,241)	(2,886,360)
Net decrease in net assets	(6,671,667)	(2,236,275)

Net assets:
Beginning of year	18,633,383	20,869,658
End of year	$11,961,716	$18,633,383

Capital share activity:
Shares sold	551,564	419,578
Shares issued from reinvestment of distributions	63,748	32,935
Shares redeemed	(596,185)	(515,218)
Net increase (decrease) in shares	19,127	(62,705)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$46.84	$45.31	$36.17	$31.34	$39.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.59)	(.41)	(.27)	(.28)
Net gain (loss) on investments (realized and unrealized)	(10.46)	6.04	11.04	5.10	(4.97)
Total from investment operations	(10.65)	5.45	10.63	4.83	(5.25)
Less distributions from:
Net realized gains	(7.50)	(3.92)	(1.49)	—	(2.72)
Total distributions	(7.50)	(3.92)	(1.49)	—	(2.72)
Net asset value, end of period	$28.69	$46.84	$45.31	$36.17	$31.34

Total Return[b]	(22.62%)	12.21%	30.47%	15.41%	(14.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,962	$18,633	$20,870	$12,738	$14,210
Ratios to average net assets:
Net investment income (loss)	(0.55%)	(1.23%)	(1.13%)	(0.77%)	(0.72%)
Total expenses	1.67%	1.60%	1.72%	1.73%	1.62%
Portfolio turnover rate	227%	159%	204%	176%	183%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the Reporting Period, S&P MidCap 400® Pure Value Fund returned -5.22%, compared with a return of -3.56% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Energy sector contributed the most to the return of the underlying index for the Reporting Period, followed by the Financials and the Materials sectors. Consumer Discretionary, Health Care, and Real Estate were sectors detracting the most from the return of the underlying index.

Unum Group, HF Sinclair Corp., and Reinsurance Group of America, Inc. - Class A added the most to return of the underlying index for the Reporting Period. Kohl’s Corp., Goodyear Tire & Rubber Co., and Xerox Holdings Corp. detracted the most from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings	(% of Total Net Assets)
Goodyear Tire & Rubber Co.	3.1%
United States Steel Corp.	3.0%
Brighthouse Financial, Inc.	2.7%
Taylor Morrison Home Corp. — Class A	2.7%
KB Home	2.6%
Cleveland-Cliffs, Inc.	2.4%
Kohl’s Corp.	2.4%
Avnet, Inc.	2.3%
PVH Corp.	2.2%
Arrow Electronics, Inc.	2.1%
Top Ten Total	25.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	(5.22%)	5.80%	9.46%
S&P MidCap 400 Pure Value Index	(3.56%)	7.69%	11.45%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

32 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Consumer, Cyclical - 34.9%
Goodyear Tire & Rubber Co.*	36,485	$370,323
Taylor Morrison Home Corp. — Class A*	10,583	321,194
KB Home	9,797	312,034
Kohl’s Corp.	11,423	288,431
PVH Corp.	3,736	263,724
Thor Industries, Inc.	3,277	247,381
JetBlue Airways Corp.*	37,676	244,141
Lithia Motors, Inc. — Class A	1,180	241,593
Foot Locker, Inc.	6,237	235,696
Macy’s, Inc.	9,815	202,680
Toll Brothers, Inc.	4,051	202,226
Adient plc*	5,495	190,621
Dana, Inc.	12,491	188,989
Univar Solutions, Inc.*	4,849	154,198
Gap, Inc.	13,279	149,787
Hanesbrands, Inc.	23,528	149,638
Nordstrom, Inc.	8,614	139,030
Lear Corp.	1,013	125,632
Topgolf Callaway Brands Corp.*	5,195	102,601
Skechers USA, Inc. — Class A*	1,530	64,184
Total Consumer, Cyclical		4,194,103

Financial - 23.0%
Brighthouse Financial, Inc.*	6,275	321,719
Park Hotels & Resorts, Inc. REIT	15,638	184,372
Navient Corp.	10,803	177,709
Unum Group	4,242	174,049
New York Community Bancorp, Inc.	16,752	144,067
Jones Lang LaSalle, Inc.*	891	141,999
SL Green Realty Corp. REIT	3,832	129,215
First American Financial Corp.	2,372	124,150
Pebblebrook Hotel Trust REIT	9,257	123,951
Old Republic International Corp.	4,271	103,145
PacWest Bancorp	4,264	97,859
Cousins Properties, Inc. REIT	3,747	94,762
MGIC Investment Corp.	7,224	93,912
Janus Henderson Group plc	3,920	92,199
Medical Properties Trust, Inc. REIT	8,161	90,914
JBG SMITH Properties REIT	4,292	81,462
Kemper Corp.	1,603	78,868
CNO Financial Group, Inc.	3,377	77,164
Essent Group Ltd.	1,976	76,827
FNB Corp.	5,775	75,363
Associated Banc-Corp.	3,232	74,627
Reinsurance Group of America, Inc. — Class A	508	72,182
Kilroy Realty Corp. REIT	1,849	71,501
Sabra Health Care REIT, Inc.	4,826	59,987
Total Financial		2,762,003

Industrial - 16.5%
Avnet, Inc.	6,801	282,786
Arrow Electronics, Inc.*	2,448	255,987
TD SYNNEX Corp.	2,567	243,120
Ryder System, Inc.	2,260	188,868
XPO, Inc.*	5,523	183,861
Enovis Corp.*	3,073	164,467
Jabil, Inc.	2,375	161,975
RXO, Inc.*	7,977	137,204
Fluor Corp.*	3,401	117,879
Greif, Inc. — Class A	1,584	106,223
Coherent Corp.*	2,391	83,924
Vishay Intertechnology, Inc.	2,826	60,957
Total Industrial		1,987,251

Consumer, Non-cyclical - 11.1%
ManpowerGroup, Inc.	2,470	205,529
Graham Holdings Co. — Class B	309	186,701
Tenet Healthcare Corp.*	3,825	186,622
Syneos Health, Inc.*	4,896	179,585
Pilgrim’s Pride Corp.*	7,353	174,487
Perrigo Company plc	3,542	120,747
Patterson Companies, Inc.	3,998	112,064
GXO Logistics, Inc.*	2,170	92,637
Post Holdings, Inc.*	794	71,666
Total Consumer, Non-cyclical		1,330,038

Basic Materials - 6.9%
United States Steel Corp.	14,580	365,229
Cleveland-Cliffs, Inc.*	18,062	290,979
Avient Corp.	2,897	97,803
Alcoa Corp.	1,763	80,163
Total Basic Materials		834,174

Technology - 4.6%
Xerox Holdings Corp.	13,693	199,918
NCR Corp.*	6,817	159,586
Kyndryl Holdings, Inc.*	10,934	121,586
MKS Instruments, Inc.	934	79,138
Total Technology		560,228

Communications - 1.5%
Viasat, Inc.*	3,484	110,269
Frontier Communications Parent, Inc.*	2,828	72,057
Total Communications		182,326

Utilities - 1.4%
UGI Corp.	2,663	98,717
Southwest Gas Holdings, Inc.	1,110	68,687
Total Utilities		167,404

Total Common Stocks
(Cost $10,892,789)		12,017,527

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
S&P MIDCAP 400® PURE VALUE FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.8%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$52,983	$52,983
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	20,378	20,378
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	20,315	20,315
Total Repurchase Agreements
(Cost $93,676)		93,676

Total Investments - 100.7%
(Cost $10,986,465)		12,111,203
Other Assets & Liabilities, net - (0.7)%		(84,270)
Total Net Assets - 100.0%		12,026,933

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,017,527	$—	$—	$12,017,527
Repurchase Agreements	—	93,676	—	93,676
Total Assets	12,017,527	93,676	—	12,111,203

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $10,892,789)	$12,017,527
Repurchase agreements, at value (cost $93,676)	93,676
Cash	158
Receivables:
Fund shares sold	33,175
Dividends	20,348
Interest	22
Total assets	12,164,907

Liabilities:
Payable for:
Fund shares redeemed	88,244
Professional fees	16,332
Management fees	8,102
Transfer agent fees	3,302
Investor service fees	2,701
Portfolio accounting and administration fees	1,674
Trustees’ fees*	184
Miscellaneous	17,434
Total liabilities	137,973
Net assets	$12,026,933

Net assets consist of:
Paid in capital	$12,129,112
Total distributable earnings (loss)	(102,179)
Net assets	$12,026,933
Capital shares outstanding	302,028
Net asset value per share	$39.82

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends	$263,909
Interest	1,274
Income from securities lending, net	32
Total investment income	265,215

Expenses:
Management fees	86,468
Investor service fees	28,823
Transfer agent fees	31,542
Portfolio accounting and administration fees	14,524
Professional fees	11,990
Custodian fees	1,839
Trustees’ fees*	1,778
Line of credit fees	39
Miscellaneous	15,810
Total expenses	192,813
Net investment income	72,402

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	765,784
Net realized gain	765,784
Net change in unrealized appreciation (depreciation) on:
Investments	(1,830,286)
Net change in unrealized appreciation (depreciation)	(1,830,286)
Net realized and unrealized loss	(1,064,502)
Net decrease in net assets resulting from operations	$(992,100)

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$72,402	$93,902
Net realized gain on investments	765,784	3,513,107
Net change in unrealized appreciation (depreciation) on investments	(1,830,286)	586,919
Net increase (decrease) in net assets resulting from operations	(992,100)	4,193,928

Distributions to shareholders	(2,170,124)	(658,976)

Capital share transactions:
Proceeds from sale of shares	26,473,593	39,150,976
Distributions reinvested	2,170,124	658,976
Cost of shares redeemed	(27,277,080)	(45,890,561)
Net increase (decrease) from capital share transactions	1,366,637	(6,080,609)
Net decrease in net assets	(1,795,587)	(2,545,657)

Net assets:
Beginning of year	13,822,520	16,368,177
End of year	$12,026,933	$13,822,520

Capital share activity:
Shares sold	582,545	749,306
Shares issued from reinvestment of distributions	57,335	12,876
Shares redeemed	(590,394)	(888,216)
Net increase (decrease) in shares	49,486	(126,034)

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$54.73	$43.24	$42.15	$34.42	$49.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.26	.09	.14	(.01)
Net gain (loss) on investments (realized and unrealized)	(3.74)	13.11	2.49	7.59	(7.95)
Total from investment operations	(3.45)	13.37	2.58	7.73	(7.96)
Less distributions from:
Net investment income	(.55)	(.04)	(.15)	—	—
Net realized gains	(10.91)	(1.84)	(1.34)	—	(7.41)
Total distributions	(11.46)	(1.88)	(1.49)	—	(7.41)
Net asset value, end of period	$39.82	$54.73	$43.24	$42.15	$34.42

Total Return[b]	(5.22%)	31.25%	7.42%	22.46%	(18.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,027	$13,823	$16,368	$9,418	$8,985
Ratios to average net assets:
Net investment income (loss)	0.63%	0.49%	0.27%	0.35%	(0.03%)
Total expenses	1.67%	1.59%	1.72%	1.73%	1.62%
Portfolio turnover rate	257%	216%	320%	188%	145%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the Reporting Period, S&P SmallCap 600® Pure Growth Fund return was -29.90%, compared with a return of -28.77% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Energy, Consumer Staples, and Utilities sectors contributed the most to the return of the underlying index for the Reporting Period. Financials, Health Care, and Consumer Discretionary were sectors detracting most from the return of the underlying index.

The best-performing stocks of the underlying index for the Reporting Period were Dorian LPG, Ltd., Celsius Holdings, Inc., and Matador Resources Co. The weakest performers of the underlying index were Fulgent Genetics, Inc., Customers Bancorp, Inc., and B. Riley Financial, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings	(% of Total Net Assets)
iTeos Therapeutics, Inc.	2.0%
Vir Biotechnology, Inc.	1.9%
Catalyst Pharmaceuticals, Inc.	1.7%
SM Energy Co.	1.6%
ARMOUR Residential REIT, Inc.	1.6%
REX American Resources Corp.	1.6%
Axcelis Technologies, Inc.	1.6%
Civitas Resources, Inc.	1.5%
Cytokinetics, Inc.	1.4%
Cross Country Healthcare, Inc.	1.4%
Top Ten Total	16.3%

“Ten Largest Holdings” excludes any temporary cash investments.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	(29.90%)	(0.20%)	6.74%
S&P SmallCap 600 Pure Growth Index	(28.77%)	1.63%	8.65%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2022
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Consumer, Non-cyclical - 28.2%
iTeos Therapeutics, Inc.*	6,057	$118,293
Vir Biotechnology, Inc.*	4,349	110,073
Catalyst Pharmaceuticals, Inc.*	5,278	98,171
Cytokinetics, Inc.*	1,837	84,171
Cross Country Healthcare, Inc.*	3,145	83,563
Zynex, Inc.	5,193	72,234
AMN Healthcare Services, Inc.*	658	67,655
Dynavax Technologies Corp.*	6,324	67,288
Cal-Maine Foods, Inc.	1,151	62,672
Meridian Bioscience, Inc.*	1,866	61,970
Ensign Group, Inc.	609	57,618
Adtalem Global Education, Inc.*	1,588	56,374
elf Beauty, Inc.*	982	54,305
Simply Good Foods Co.*	1,388	52,786
MGP Ingredients, Inc.	490	52,126
Innoviva, Inc.*	3,849	50,999
REGENXBIO, Inc.*	2,242	50,849
uniQure N.V.*	1,991	45,136
Amphastar Pharmaceuticals, Inc.*	1,598	44,776
AdaptHealth Corp.*	2,104	40,439
Supernus Pharmaceuticals, Inc.*	1,133	40,414
Corcept Therapeutics, Inc.*	1,973	40,072
Tootsie Roll Industries, Inc.	891	37,930
Stride, Inc.*	1,106	34,596
Medifast, Inc.	286	32,990
Arcus Biosciences, Inc.*	1,346	27,835
Collegium Pharmaceutical, Inc.*	1,138	26,401
Hostess Brands, Inc.*	1,137	25,514
Xencor, Inc.*	909	23,670
Addus HomeCare Corp.*	237	23,579
Pacira BioSciences, Inc.*	509	19,652
Ligand Pharmaceuticals Inc*,††	169	—
Ligand Pharmaceuticals Inc*,††	169	—
Total Consumer, Non-cyclical		1,664,151

Industrial - 20.0%
Encore Wire Corp.	584	80,335
Matson, Inc.	1,242	77,638
Boise Cascade Co.	1,054	72,378
Dorian LPG Ltd.	3,716	70,418
Advanced Energy Industries, Inc.	797	68,366
UFP Industries, Inc.	805	63,796
Mueller Industries, Inc.	974	57,466
Comfort Systems USA, Inc.	494	56,849
Lindsay Corp.	342	55,695
PGT Innovations, Inc.*	2,736	49,139
Myers Industries, Inc.	2,206	49,039
Forward Air Corp.	461	48,354
Marten Transport Ltd.	2,393	47,334
Fabrinet*	352	45,134
AAON, Inc.	594	44,740
NV5 Global, Inc.*	271	35,859
Plexus Corp.*	345	35,511
EnPro Industries, Inc.	306	33,259
Applied Industrial Technologies, Inc.	249	31,381
CTS Corp.	714	28,146
Badger Meter, Inc.	257	28,021
Aerojet Rocketdyne Holdings, Inc.*	469	26,231
Hillenbrand, Inc.	603	25,730
Franklin Electric Company, Inc.	321	25,600
AeroVironment, Inc.*	286	24,499
Total Industrial		1,180,918

Financial - 16.4%
ARMOUR Residential REIT, Inc.	16,625	93,599
StoneX Group, Inc.*	845	80,528
Mr Cooper Group, Inc.*	1,947	78,133
OFG Bancorp	2,301	63,416
St. Joe Co.	1,281	49,511
Piper Sandler Cos.	379	49,342
Hanmi Financial Corp.	1,968	48,708
Blucora, Inc.*	1,803	46,031
First BanCorp	3,566	45,360
Marcus & Millichap, Inc.	1,160	39,962
Palomar Holdings, Inc.*	852	38,476
Dime Community Bancshares, Inc.	1,186	37,750
Preferred Bank/Los Angeles CA	502	37,459
Stellar Bancorp, Inc.	1,251	36,854
BancFirst Corp.	397	35,008
NBT Bancorp, Inc.	771	33,477
City Holding Co.	320	29,789
ServisFirst Bancshares, Inc.	396	27,288
Heritage Financial Corp.	870	26,657
Bancorp, Inc.*	919	26,081
Banner Corp.	351	22,183
CVB Financial Corp.	856	22,042
Total Financial		967,654

Technology - 10.8%
Axcelis Technologies, Inc.*	1,154	91,581
Rambus, Inc.*	1,939	69,455
Kulicke & Soffa Industries, Inc.	1,286	56,918
Photronics, Inc.*	3,307	55,657
Alpha & Omega Semiconductor Ltd.*	1,590	45,426
Agilysys, Inc.*	455	36,009
Progress Software Corp.	674	34,003
Digi International, Inc.*	849	31,031
Diodes, Inc.*	405	30,837
Veradigm, Inc.*	1,730	30,517
Onto Innovation, Inc.*	433	29,483
NextGen Healthcare, Inc.*	1,392	26,142
MaxLinear, Inc. — Class A*	769	26,108
Veeco Instruments, Inc.*	1,405	26,105
NetScout Systems, Inc.*	685	22,270
SPS Commerce, Inc.*	173	22,218
Total Technology		633,760

Energy - 8.0%
SM Energy Co.	2,695	93,867
REX American Resources Corp.*	2,937	93,573
Civitas Resources, Inc.	1,538	89,096

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
Laredo Petroleum, Inc.*	1,543	$79,341
Ranger Oil Corp. — Class A	1,348	54,500
CONSOL Energy, Inc.	476	30,940
RPC, Inc.	3,197	28,421
Total Energy		469,738

Consumer, Cyclical - 6.9%
Green Brick Partners, Inc.*	2,852	69,104
Monarch Casino & Resort, Inc.*	839	64,511
Titan International, Inc.*	3,906	59,840
XPEL, Inc.*	824	49,489
Jack in the Box, Inc.	694	47,352
Cavco Industries, Inc.*	202	45,702
Ethan Allen Interiors, Inc.	1,360	35,931
Sun Country Airlines Holdings, Inc.*	2,243	35,574
Total Consumer, Cyclical		407,503

Communications - 4.5%
Clearfield, Inc.*	853	80,301
ATN International, Inc.	1,173	53,149
Cars.com, Inc.*	3,030	41,723
Harmonic, Inc.*	3,167	41,488
A10 Networks, Inc.	1,413	23,498
Extreme Networks, Inc.*	1,229	22,503
Total Communications		262,662

Basic Materials - 3.4%
Hawkins, Inc.	1,512	58,363
Kaiser Aluminum Corp.	664	50,437
American Vanguard Corp.	1,685	36,582
Innospec, Inc.	312	32,092
Livent Corp.*	1,130	22,453
Total Basic Materials		199,927

Utilities - 1.4%
SJW Group	364	29,553
South Jersey Industries, Inc.	785	27,891
Unitil Corp.	529	27,170
Total Utilities		84,614

Total Common Stocks
(Cost $5,459,612)		5,870,927

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.7%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	$24,127	24,127
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	9,279	9,279
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	9,251	9,251
Total Repurchase Agreements
(Cost $42,657)		42,657

Total Investments - 100.3%
(Cost $5,502,269)		5,913,584
Other Assets & Liabilities, net - (0.3)%		(16,793)
Total Net Assets - 100.0%		5,896,791

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,870,927	$—	$—	$5,870,927
Repurchase Agreements	—	42,657	—	42,657
Total Assets	5,870,927	42,657	—	5,913,584

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $5,459,612)	$5,870,927
Repurchase agreements, at value (cost $42,657)	42,657
Cash	96
Receivables:
Dividends	4,786
Fund shares sold	3,847
Interest	10
Total assets	5,922,323

Liabilities:
Payable for:
Professional fees	12,748
Management fees	3,944
Printing fees	3,399
Transfer agent fees	2,284
Investor service fees	1,315
Fund shares redeemed	856
Portfolio accounting and administration fees	815
Trustees’ fees*	88
Miscellaneous	83
Total liabilities	25,532
Net assets	$5,896,791

Net assets consist of:
Paid in capital	$7,214,917
Total distributable earnings (loss)	(1,318,126)
Net assets	$5,896,791
Capital shares outstanding	141,653
Net asset value per share	$41.63

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $447)	$155,249
Interest	913
Income from securities lending, net	207
Total investment income	156,369

Expenses:
Management fees	67,493
Investor service fees	22,498
Transfer agent fees	25,445
Portfolio accounting and administration fees	11,293
Professional fees	9,070
Trustees’ fees*	1,568
Custodian fees	1,490
Miscellaneous	11,710
Total expenses	150,567
Net investment income	5,802

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,474,709)
Net realized loss	(1,474,709)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,117,944)
Net change in unrealized appreciation (depreciation)	(2,117,944)
Net realized and unrealized loss	(3,592,653)
Net decrease in net assets resulting from operations	$(3,586,851)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,802	$(183,809)
Net realized gain (loss) on investments	(1,474,709)	2,889,420
Net change in unrealized appreciation (depreciation) on investments	(2,117,944)	(135,557)
Net increase (decrease) in net assets resulting from operations	(3,586,851)	2,570,054

Distributions to shareholders	(1,578,002)	(65,305)

Capital share transactions:
Proceeds from sale of shares	12,105,143	32,594,661
Distributions reinvested	1,578,002	65,305
Cost of shares redeemed	(15,578,031)	(38,222,322)
Net decrease from capital share transactions	(1,894,886)	(5,562,356)
Net decrease in net assets	(7,059,739)	(3,057,607)

Net assets:
Beginning of year	12,956,530	16,014,137
End of year	$5,896,791	$12,956,530

Capital share activity:
Shares sold	255,654	461,796
Shares issued from reinvestment of distributions	34,973	935
Shares redeemed	(328,599)	(546,516)
Net decrease in shares	(37,972)	(83,785)

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$72.13	$60.80	$55.24	$49.07	$54.95
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.76)	(.45)	(.36)	(.60)
Net gain (loss) on investments (realized and unrealized)	(20.84)	12.40	8.42	6.53	(4.12)
Total from investment operations	(20.81)	11.64	7.97	6.17	(4.72)
Less distributions from:
Net realized gains	(9.69)	(.31)	(2.41)	—	(1.16)
Total distributions	(9.69)	(.31)	(2.41)	—	(1.16)
Net asset value, end of period	$41.63	$72.13	$60.80	$55.24	$49.07

Total Return[b]	(29.90%)	19.16%	15.76%	12.57%	(9.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,897	$12,957	$16,014	$12,323	$17,006
Ratios to average net assets:
Net investment income (loss)	0.06%	(1.08%)	(0.93%)	(0.69%)	(1.01%)
Total expenses	1.67%	1.60%	1.72%	1.73%	1.63%
Portfolio turnover rate	174%	219%	258%	190%	313%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the Reporting Period, S&P SmallCap 600® Pure Value Fund returned -8.24%, compared with a return of -6.37% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were the Energy, Materials, and Consumer Staples sectors. Consumer Discretionary, Real Estate, and Communication Services were sectors detracting most from the return of the underlying index.

The stocks contributing the most to return of the underlying index for the Reporting Period were PBF Energy, Inc. - Class A, Helix Energy Solutions Group, Inc., and CONSOL Energy, Inc. Those detracting the most from return of the underlying index were Conn’s, Inc., Anywhere Real Estate, Inc., and Big Lots, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings	(% of Total Net Assets)
Genworth Financial, Inc. — Class A	1.6%
M/I Homes, Inc.	1.5%
Kelly Services, Inc. — Class A	1.5%
Rayonier Advanced Materials, Inc.	1.5%
G-III Apparel Group Ltd.	1.4%
Telephone & Data Systems, Inc.	1.4%
Aaron’s Company, Inc.	1.4%
SkyWest, Inc.	1.4%
Olympic Steel, Inc.	1.3%
Anywhere Real Estate, Inc.	1.3%
Top Ten Total	14.3%

“Ten Largest Holdings” excludes any temporary cash investments.

46 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	(8.24%)	3.47%	6.90%
S&P SmallCap 600 Pure Value Index	(6.37%)	5.48%	8.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS	December 31, 2022
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Cyclical - 34.7%
M/I Homes, Inc.*	2,570	$118,682
G-III Apparel Group Ltd.*	8,099	111,037
SkyWest, Inc.*	6,342	104,706
Century Communities, Inc.	1,983	99,170
World Fuel Services Corp.	3,182	86,964
Tri Pointe Homes, Inc.*	4,636	86,183
Big Lots, Inc.	5,834	85,760
MDC Holdings, Inc.	2,712	85,699
America’s Car-Mart, Inc.*	1,169	84,472
MarineMax, Inc.*	2,692	84,044
ScanSource, Inc.*	2,843	83,072
Motorcar Parts of America, Inc.*	6,561	77,814
Resideo Technologies, Inc.*	4,707	77,430
Patrick Industries, Inc.	1,263	76,538
Genesco, Inc.*	1,625	74,783
Wolverine World Wide, Inc.	6,375	69,679
Meritage Homes Corp.*	748	68,966
Group 1 Automotive, Inc.	380	68,541
ODP Corp.*	1,337	60,887
Sonic Automotive, Inc. — Class A	1,214	59,814
Abercrombie & Fitch Co. — Class A*	2,580	59,108
MillerKnoll, Inc.	2,700	56,727
Children’s Place, Inc.*	1,458	53,100
Caleres, Inc.	2,178	48,526
Zumiez, Inc.*	2,126	46,219
Veritiv Corp.	367	44,668
Universal Electronics, Inc.*	2,022	42,078
La-Z-Boy, Inc.	1,824	41,624
Designer Brands, Inc. — Class A	4,189	40,968
Sally Beauty Holdings, Inc.*	3,225	40,377
GMS, Inc.*	794	39,541
Signet Jewelers Ltd.	554	37,672
American Axle & Manufacturing Holdings, Inc.*	4,707	36,809
Shoe Carnival, Inc.	1,508	36,056
KAR Auction Services, Inc.*	2,290	29,885
American Eagle Outfitters, Inc.*	2,138	29,846
PC Connection, Inc.	627	29,406
Urban Outfitters, Inc.*	1,188	28,334
Chico’s FAS, Inc.*	5,673	27,911
Guess?, Inc.[1]	1,342	27,766
Interface, Inc. — Class A	2,734	26,985
Standard Motor Products, Inc.	743	25,856
HNI Corp.	886	25,189
Sleep Number Corp.*	969	25,174
Allegiant Travel Co. — Class A*	347	23,593
Marcus Corp.	1,552	22,333
LGI Homes, Inc.*	210	19,446
El Pollo Loco Holdings, Inc.	1,832	18,247
Hawaiian Holdings, Inc.*	1,727	17,719
Total Consumer, Cyclical		2,665,404

Consumer, Non-cyclical - 18.0%
Kelly Services, Inc. — Class A	6,976	117,894
Aaron’s Company, Inc.	9,063	108,303
Fresh Del Monte Produce, Inc.	3,762	98,527
Enhabit, Inc.*	6,853	90,186
Emergent BioSolutions, Inc.*	7,547	89,130
Zimvie, Inc.*	9,171	85,657
Seneca Foods Corp. — Class A*	1,250	76,188
TrueBlue, Inc.*	3,310	64,810
United Natural Foods, Inc.*	1,611	62,362
SpartanNash Co.	1,929	58,333
Owens & Minor, Inc.*	2,920	57,027
Deluxe Corp.	3,263	55,406
GEO Group, Inc.*	4,041	44,249
Rent-A-Center, Inc.	1,946	43,882
PROG Holdings, Inc.*	2,498	42,191
B&G Foods, Inc.[1]	3,749	41,801
Universal Corp.	749	39,554
ABM Industries, Inc.	863	38,334
Heidrick & Struggles International, Inc.	1,313	36,725
CoreCivic, Inc.*	2,808	32,461
Organogenesis Holdings, Inc.*	9,912	26,663
Phibro Animal Health Corp. — Class A	1,953	26,190
Orthofix Medical, Inc.*	1,050	21,557
Green Dot Corp. — Class A*	1,340	21,199
Total Consumer, Non-cyclical		1,378,629

Financial - 17.5%
Genworth Financial, Inc. — Class A*	22,777	120,490
Anywhere Real Estate, Inc.*	15,932	101,805
Stewart Information Services Corp.	2,198	93,921
Douglas Elliman, Inc.	18,761	76,357
Cushman & Wakefield plc*	5,382	67,060
Hersha Hospitality Trust — Class A REIT	6,742	57,442
EZCORP, Inc. — Class A*	6,660	54,279
Bread Financial Holdings, Inc.	1,332	50,163
Franklin Street Properties Corp. REIT	16,674	45,520
Office Properties Income Trust REIT	3,292	43,948
Universal Insurance Holdings, Inc.	4,125	43,684
Hudson Pacific Properties, Inc. REIT	4,160	40,477
RE/MAX Holdings, Inc. — Class A	2,167	40,393
Ambac Financial Group, Inc.*	2,316	40,391
SiriusPoint Ltd.*	6,281	37,058
Encore Capital Group, Inc.*	726	34,804
World Acceptance Corp.*	501	33,036
Brandywine Realty Trust REIT	5,163	31,752
LendingTree, Inc.*	1,466	31,270
Apollo Commercial Real Estate Finance, Inc. REIT	2,781	29,924
United Fire Group, Inc.	1,026	28,071
HomeStreet, Inc.	911	25,126
Hope Bancorp, Inc.	1,949	24,967
Industrial Logistics Properties Trust REIT	7,454	24,375
Service Properties Trust REIT	3,214	23,430
ProAssurance Corp.	1,297	22,659
Hilltop Holdings, Inc.	732	21,967
Ready Capital Corp. REIT	1,889	21,043

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
iStar, Inc. REIT	2,690	$20,525
Enova International, Inc.*	530	20,336
Orion Office REIT, Inc.	2,160	18,446
Granite Point Mortgage Trust, Inc. REIT	3,223	17,275
Total Financial		1,341,994

Industrial - 9.9%
Olympic Steel, Inc.	3,044	102,218
Benchmark Electronics, Inc.	2,487	66,378
DXP Enterprises, Inc.*	2,317	63,834
Greenbrier Companies, Inc.	1,760	59,013
Harsco Corp.*	9,167	57,660
Tredegar Corp.	5,075	51,866
Kaman Corp.	2,193	48,904
Comtech Telecommunications Corp.	4,006	48,633
American Woodmark Corp.*	955	46,661
ArcBest Corp.	605	42,374
TTM Technologies, Inc.*	2,399	36,177
Powell Industries, Inc.	983	34,582
Proto Labs, Inc.*	1,209	30,866
AZZ, Inc.	616	24,763
Ichor Holdings Ltd.*	849	22,770
Granite Construction, Inc.	631	22,129
Total Industrial		758,828

Basic Materials - 7.2%
Rayonier Advanced Materials, Inc.*	11,876	114,010
Mativ Holdings, Inc.	3,570	74,613
Clearwater Paper Corp.*	1,904	71,990
Century Aluminum Co.*	8,159	66,740
Arconic Corp.*	2,943	62,274
Trinseo plc	2,654	60,272
Koppers Holdings, Inc.	2,023	57,049
AdvanSix, Inc.	773	29,389
Minerals Technologies, Inc.	337	20,463
Total Basic Materials		556,800

Communications - 5.7%
Telephone & Data Systems, Inc.	10,518	110,334
AMC Networks, Inc. — Class A*	5,162	80,889
EW Scripps Co. — Class A*	5,486	72,360
Consolidated Communications Holdings, Inc.*	13,771	49,300
Gannett Company, Inc.*	19,363	39,307
NETGEAR, Inc.*	1,808	32,743
Thryv Holdings, Inc.*	1,723	32,737
Scholastic Corp.	527	20,795
Total Communications		438,465

Energy - 4.1%
Oil States International, Inc.*	9,520	71,019
SunCoke Energy, Inc.	7,711	66,546
Par Pacific Holdings, Inc.*	2,400	55,800
Bristow Group, Inc.*	1,796	48,726
Helix Energy Solutions Group, Inc.*	5,296	39,084
DMC Global, Inc.*	1,787	34,739
Total Energy		315,914

Technology - 2.4%
Ebix, Inc.	2,968	59,242
Insight Enterprises, Inc.*	468	46,926
Pitney Bowes, Inc.	7,539	28,648
Cerence, Inc.*	1,425	26,405
SMART Global Holdings, Inc.*	1,712	25,475
Total Technology		186,696

Total Common Stocks
(Cost $6,817,128)		7,642,730

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	21,732	21,732
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	8,358	8,358
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	8,333	8,333
Total Repurchase Agreements
(Cost $38,423)		38,423

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund - Class X, 4.10%[4]	53,033	53,033
Total Securities Lending Collateral
(Cost $53,033)		53,033

Total Investments - 100.7%
(Cost $6,908,584)		7,734,186
Other Assets & Liabilities, net - (0.7)%		(55,501)
Total Net Assets - 100.0%		7,678,685

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,642,730	$—	$—	$7,642,730
Repurchase Agreements	—	38,423	—	38,423
Securities Lending Collateral	53,033	—	—	53,033
Total Assets	7,695,763	38,423	—	7,734,186

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value - including $51,184 of securities loaned (cost $6,870,161)	$7,695,763
Repurchase agreements, at value (cost $38,423)	38,423
Receivables:
Fund shares sold	169,391
Dividends	13,165
Securities lending income	28
Interest	9
Total assets	7,916,779

Liabilities:
Payable for:
Securities purchased	136,976
Return of securities lending collateral	53,033
Fund shares redeemed	14,725
Management fees	5,353
Transfer agent fees	2,800
Investor service fees	1,784
Portfolio accounting and administration fees	1,107
Trustees’ fees*	120
Miscellaneous	22,196
Total liabilities	238,094
Net assets	$7,678,685

Net assets consist of:
Paid in capital	$8,279,705
Total distributable earnings (loss)	(601,020)
Net assets	$7,678,685
Capital shares outstanding	113,738
Net asset value per share	$67.51

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $11)	$192,567
Interest	1,186
Income from securities lending, net	408
Total investment income	194,161

Expenses:
Management fees	87,129
Investor service fees	29,043
Transfer agent fees	33,124
Professional fees	12,662
Portfolio accounting and administration fees	14,378
Trustees’ fees*	2,012
Custodian fees	1,871
Line of credit fees	69
Miscellaneous	14,093
Total expenses	194,381
Net investment loss	(220)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	177,391
Net realized gain	177,391
Net change in unrealized appreciation (depreciation) on:
Investments	(1,658,200)
Net change in unrealized appreciation (depreciation)	(1,658,200)
Net realized and unrealized loss	(1,480,809)
Net decrease in net assets resulting from operations	$(1,481,029)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(220)	$(71,895)
Net realized gain on investments	177,391	4,619,236
Net change in unrealized appreciation (depreciation) on investments	(1,658,200)	1,404,194
Net increase (decrease) in net assets resulting from operations	(1,481,029)	5,951,535

Distributions to shareholders	(1,494,113)	—

Capital share transactions:
Proceeds from sale of shares	27,122,715	75,059,564
Distributions reinvested	1,494,113	—
Cost of shares redeemed	(34,124,104)	(72,980,448)
Net increase (decrease) from capital share transactions	(5,507,276)	2,079,116
Net increase (decrease) in net assets	(8,482,418)	8,030,651

Net assets:
Beginning of year	16,161,103	8,130,452
End of year	$7,678,685	$16,161,103

Capital share activity:
Shares sold	355,894	978,480
Shares issued from reinvestment of distributions	22,464	—
Shares redeemed	(453,341)	(925,913)
Net increase (decrease) in shares	(74,983)	52,567

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$85.63	$59.72	$63.51	$52.81	$66.48
Income (loss) from investment operations:
Net investment income (loss)[a]	—	(.28)	(.31)	(.17)	.08
Net gain (loss) on investments (realized and unrealized)	(7.22)	26.19	(3.48)	11.06	(13.75)
Total from investment operations	(7.22)	25.91	(3.79)	10.89	(13.67)
Less distributions from:
Net investment income	—	—	—	(.19)	—
Net realized gains	(10.90)	—	—	—	—
Total distributions	(10.90)	—	—	(.19)	—
Net asset value, end of period	$67.51	$85.63	$59.72	$63.51	$52.81

Total Return[b]	(8.24%)	43.39%	(5.97%)	20.68%	(20.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,679	$16,161	$8,130	$9,077	$8,414
Ratios to average net assets:
Net investment income (loss)	0.00%	(0.34%)	(0.64%)	(0.28%)	0.12%
Total expenses	1.67%	1.59%	1.72%	1.73%	1.62%
Portfolio turnover rate	252%	383%	305%	248%	194%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX 50® Index (the “underlying index”).

For the Reporting Period, Europe 1.25x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund returned -13.09% while the underlying index returned -7.87% over the same period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were the Energy and Communication Services sectors. The Information Technology, Consumer Discretionary, and Industrials sectors detracted the most from performance.

Stocks contributing the most to performance of the underlying index were TotalEnergies ADR, Nordea Bank Abp, and Munich Reinsurance Co. Those detracting the most from return of the underlying index were ASML Holding N.V. - Class G, Adyen N.V., and adidas AG.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

54 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

Ten Largest Holdings	(% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	8.2%
Guggenheim Strategy Fund II	8.1%
Nestle S.A. ADR	0.9%
ASML Holding N.V. — Class G	0.6%
Novo Nordisk A/S ADR	0.6%
Roche Holding AG ADR	0.6%
AstraZeneca plc ADR	0.6%
Novartis AG ADR	0.6%
Shell plc ADR	0.6%
LVMH Moet Hennessy Louis Vuitton SE ADR	0.5%
Top Ten Total	21.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification

Country	% of Long-Term Investments
United Kingdom	23.5%
Switzerland	22.6%
France	20.2%
Germany	11.2%
Netherlands	9.5%
Denmark	4.5%
Spain	2.4%
Other	6.1%
Total Long–Term Investments	100.0%

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	(13.09%)	1.48%	2.78%
STOXX Europe 50 Index	(7.87%)	3.36%	4.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS	December 31, 2022
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 13.5%

Consumer, Non-cyclical - 5.7%
Nestle S.A. ADR	208	$23,991
Novo Nordisk A/S ADR	124	16,782
Roche Holding AG ADR	426	16,678
AstraZeneca plc ADR	235	15,933
Novartis AG ADR	169	15,332
Unilever plc ADR	199	10,019
Sanofi ADR	174	8,427
Diageo plc ADR	43	7,662
L’Oreal S.A. ADR	93	6,626
British American Tobacco plc ADR	154	6,157
GSK plc ADR	151	5,306
EssilorLuxottica S.A. ADR	46	4,167
RELX plc ADR	148	4,102
Anheuser-Busch InBev S.A. ADR	68	4,083
Reckitt Benckiser Group plc ADR	277	3,903
Bayer AG ADR	296	3,806
Adyen N.V. ADR*	217	2,995
Total Consumer, Non-cyclical		155,969

Financial - 1.4%
HSBC Holdings plc ADR	307	9,566
Allianz SE ADR	306	6,564
Zurich Insurance Group AG ADR	114	5,454
BNP Paribas S.A. ADR	172	4,897
UBS Group AG	238	4,444
AXA S.A. ADR	151	4,208
Banco Santander S.A. ADR	1,280	3,776
Total Financial		38,909

Energy - 1.3%
Shell plc ADR	268	15,263
TotalEnergies SE ADR	198	12,292
BP plc ADR	229	7,999
Total Energy		35,554

Basic Materials - 1.2%
Linde plc	37	12,069
Rio Tinto plc ADR	80	5,696
Air Liquide S.A. ADR	199	5,628
Glencore plc ADR[1]	404	5,381
BASF SE ADR	278	3,423
Total Basic Materials		32,197

Consumer, Cyclical - 1.1%
LVMH Moet Hennessy Louis Vuitton SE ADR	99	14,342
Cie Financiere Richemont S.A. ADR	395	5,092
Hermes International ADR	27	4,180
Mercedes-Benz Group AG ADR	238	3,891
Kering S.A. ADR	55	2,786
Total Consumer, Cyclical		30,291

Industrial - 1.1%
Siemens AG ADR	112	7,704
Schneider Electric SE ADR	217	6,068
Airbus SE ADR	176	5,220
Vinci S.A. ADR	171	4,263
ABB Ltd. ADR	120	3,655
Deutsche Post AG ADR	74	2,775
Total Industrial		29,685

Technology - 0.9%
ASML Holding N.V. — Class G	31	16,938
SAP SE ADR	78	8,049
Total Technology		24,987

Utilities - 0.4%
Iberdrola S.A. ADR	110	5,144
National Grid plc ADR	55	3,318
Enel SpA ADR	590	3,150
Total Utilities		11,612

Communications - 0.4%
Deutsche Telekom AG ADR	262	5,235
Prosus N.V. ADR	321	4,407
Total Communications		9,642

Total Common Stocks
(Cost $289,701)		368,846

MUTUAL FUNDS† - 16.3%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	23,237	224,002
Guggenheim Strategy Fund II2	9,255	222,494
Total Mutual Funds
(Cost $458,891)		446,496

	Face Amount
U.S. TREASURY BILLS†† - 15.7%
U.S. Treasury Bills
3.80% due 01/17/23[3,4]	$432,000	431,382
Total U.S. Treasury Bills
(Cost $431,254)		431,382

REPURCHASE AGREEMENTS††,5 - 48.4%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	748,403	748,403
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	287,847	287,847
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	286,956	286,956
Total Repurchase Agreements
(Cost $1,323,206)		1,323,206

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
EUROPE 1.25x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.2%
Money Market Fund
First American Government Obligations Fund, 4.10%[7]	4,192	$4,192
Total Securities Lending Collateral
(Cost $4,192)		4,192

Total Investments - 94.1%
(Cost $2,507,244)		2,574,122
Other Assets & Liabilities, net - 5.9%		160,701
Total Net Assets - 100.0%		2,734,823

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	23	Mar 2023	$3,093,356	$25,698
Equity Futures Contracts Purchased†
STOXX Europe 50 Index Futures Contracts	78	Mar 2023	3,044,983	(85,887)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at December 31, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of December 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$368,846	$—	$—	$368,846
Mutual Funds	446,496	—	—	446,496
U.S. Treasury Bills	—	431,382	—	431,382
Repurchase Agreements	—	1,323,206	—	1,323,206
Securities Lending Collateral	4,192	—	—	4,192
Currency Futures Contracts**	25,698	—	—	25,698
Total Assets	845,232	1,754,588	—	2,599,820

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$85,887	$—	$—	$85,887

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gugg84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$465,394	$—	$(230,001)	$(5,419)	$(7,480)	$222,494	9,255	$7,730
Guggenheim Ultra Short Duration Fund — Institutional Class	465,216	—	(230,000)	(5,181)	(6,033)	224,002	23,237	6,090
	930,610	—	(460,001)	(10,600)	(13,513)	446,496		13,820

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value - including $4,036 of securities loaned (cost $725,147)	$804,420
Investments in affiliated issuers, at value (cost $458,891)	446,496
Repurchase agreements, at value (cost $1,323,206)	1,323,206
Receivables:
Fund shares sold	195,665
Variation margin on futures contracts	10,093
Foreign tax reclaims	7,328
Dividends	2,058
Interest	312
Securities lending income	2
Total assets	2,789,580

Liabilities:
Overdraft due to custodian bank	37,999
Payable for:
Return of securities lending collateral	4,192
Management fees	2,137
Investor service fees	607
Transfer agent fees	567
Portfolio accounting and administration fees	255
Trustees’ fees*	42
Fund shares redeemed	17
Miscellaneous	8,941
Total liabilities	54,757
Net assets	$2,734,823

Net assets consist of:
Paid in capital	$3,746,739
Total distributable earnings (loss)	(1,011,916)
Net assets	$2,734,823
Capital shares outstanding	25,110
Net asset value per share	$108.91

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $921)	$7,814
Dividends from securities of affiliated issuers	13,820
Interest from securities of unaffiliated issuers	15,952
Income from securities lending, net	407
Total investment income	37,993

Expenses:
Management fees	14,786
Investor service fees	4,107
Transfer agent fees	4,326
Portfolio accounting and administration fees	2,100
Professional fees	1,222
Custodian fees	418
Trustees’ fees*	232
Miscellaneous	3,694
Total expenses	30,885
Less:
Expenses reimbursed by Adviser	(821)
Expenses waived by Adviser	(788)
Total waived/reimbursed expenses	(1,609)
Net expenses	29,276
Net investment income	8,717

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(34,897)
Investments in affiliated issuers	(10,600)
Futures contracts	(58,314)
Foreign currency transactions	2,700
Net realized loss	(101,111)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	14,281
Investments in affiliated issuers	(13,513)
Futures contracts	(126,279)
Foreign currency translations	(128)
Net change in unrealized appreciation (depreciation)	(125,639)
Net realized and unrealized loss	(226,750)
Net decrease in net assets resulting from operations	$(218,033)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$8,717	$(23,187)
Net realized gain (loss) on investments	(101,111)	95,166
Net change in unrealized appreciation (depreciation) on investments	(125,639)	48,714
Net increase (decrease) in net assets resulting from operations	(218,033)	120,693

Distributions to shareholders	—	(7,486)

Capital share transactions:
Proceeds from sale of shares	8,482,222	9,842,911
Distributions reinvested	—	7,486
Cost of shares redeemed	(7,503,489)	(10,512,348)
Net increase (decrease) from capital share transactions	978,733	(661,951)
Net increase (decrease) in net assets	760,700	(548,744)

Net assets:
Beginning of year	1,974,123	2,522,867
End of year	$2,734,823	$1,974,123

Capital share activity:
Shares sold	80,125	82,612
Shares issued from reinvestment of distributions	—	63
Shares redeemed	(70,769)	(90,766)
Net increase (decrease) in shares	9,356	(8,091)

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$125.31	$105.80	$107.35	$84.49	$104.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	(.92)	(.63)	.76	1.66
Net gain (loss) on investments (realized and unrealized)	(16.97)	20.70	.73 [e]	23.18	(21.46)
Total from investment operations	(16.40)	19.78	.10	23.94	(19.80)
Less distributions from:
Net investment income	—	(.27)	(1.65)	(1.08)	(.37)
Total distributions	—	(.27)	(1.65)	(1.08)	(.37)
Net asset value, end of period	$108.91	$125.31	$105.80	$107.35	$84.49

Total Return[b]	(13.07%)	18.71%	0.24%	28.43%	(18.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,735	$1,974	$2,523	$3,990	$2,687
Ratios to average net assets:
Net investment income (loss)	0.53%	(0.78%)	(0.67%)	0.77%	1.67%
Total expenses[c]	1.88%	1.80%	1.91%	1.88%	1.78%
Net expenses[d]	1.78%	1.71%	1.86%	1.80%	1.77%
Portfolio turnover rate	70%	374%	212%	391%	187%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the Reporting Period, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund returned -43.00%, while the underlying index returned -20.32% over the same time period.

The sectors contributing the most to the return of the underlying index for the Reporting Period were Financials and Utilities. The Information Technology, Industrials, and Health Care sectors detracted the most from the performance of the underlying index.

Stocks contributing most to return of the underlying index were Fast Retailing Co., Daiichi Sankyo Company, Ltd., and Eisai Company, Ltd. Those detracting most from performance of the underlying index were Tokyo Electron Ltd., Recruit Holdings Company, Ltd., and Daikin Industries, Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

62 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	(43.00%)	(5.92%)	5.95%
Nikkei-225 Stock Average Index	(20.32%)	(0.30%)	5.13%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	December 31, 2022
JAPAN 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 20.3%
U.S. Treasury Bills
3.79% due 01/17/231.2	$189,000	$188,730
Total U.S. Treasury Bills
(Cost $188,674)		188,730

FEDERAL AGENCY NOTES†† - 16.2%
Fannie Mae
2.38% due 01/19/23	150,000	149,853
Total Federal Agency Notes
(Cost $149,860)		149,853

FEDERAL AGENCY DISCOUNT NOTES†† - 10.7%
Federal Farm Credit Bank
4.14% due 02/02/23[2]	100,000	99,632
Total Federal Agency Discount Notes
(Cost $99,632)		99,632

REPURCHASE AGREEMENTS††,3 - 54.6%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23	287,140	287,140
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23	110,439	110,439
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23	110,096	110,096
Total Repurchase Agreements
(Cost $507,675)		507,675

Total Investments - 101.8%
(Cost $945,841)		945,890
Other Assets & Liabilities, net - (1.8)%		(16,503)
Total Net Assets - 100.0%		929,387

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	19	Mar 2023	$1,826,138	$76,134
Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Equity Futures Contracts	14	Mar 2023	1,803,900	(121,498)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$188,730	$—	$188,730
Federal Agency Notes	—	149,853	—	149,853
Federal Agency Discount Notes	—	99,632	—	99,632
Repurchase Agreements	—	507,675	—	507,675
Currency Futures Contracts**	76,134	—	—	76,134
Total Assets	76,134	945,890	—	1,022,024

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$121,498	$—	$—	$121,498

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$468,690	$—	$(458,009)	$(6,569)	$(4,112)	$—	—	$3,346
Guggenheim Ultra Short Duration Fund — Institutional Class	464,673	—	(454,678)	(8,509)	(1,486)	—	—	2,337
	933,363	—	(912,687)	(15,078)	(5,598)	—		5,683

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $438,166)	$438,215
Repurchase agreements, at value (cost $507,675)	507,675
Receivables:
Interest	1,723
Fund shares sold	7
Total assets	947,620

Liabilities:
Payable for:
Variation margin on futures contracts	14,000
Management fees	688
Transfer agent fees	315
Investor service fees	229
Portfolio accounting and administration fees	142
Fund shares redeemed	26
Trustees’ fees*	16
Miscellaneous	2,817
Total liabilities	18,233
Net assets	$929,387

Net assets consist of:
Paid in capital	$3,153,482
Total distributable earnings (loss)	(2,224,095)
Net assets	$929,387
Capital shares outstanding	16,007
Net asset value per share	$58.06

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$5,683
Interest from securities of unaffiliated issuers	16,311
Total investment income	21,994

Expenses:
Management fees	9,527
Investor service fees	3,176
Transfer agent fees	3,664
Portfolio accounting and administration fees	1,574
Professional fees	1,296
Trustees’ fees*	240
Custodian fees	186
Miscellaneous	1,504
Total expenses	21,167
Less:
Expenses waived by Adviser	(490)
Net expenses	20,677
Net investment income	1,317

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	354
Investments in affiliated issuers	(15,078)
Futures contracts	(831,253)
Net realized loss	(845,977)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	47
Investments in affiliated issuers	(5,598)
Futures contracts	(24,060)
Net change in unrealized appreciation (depreciation)	(29,611)
Net realized and unrealized loss	(875,588)
Net decrease in net assets resulting from operations	$(874,271)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,317	$(25,520)
Net realized loss on investments	(845,977)	(78,355)
Net change in unrealized appreciation (depreciation) on investments	(29,611)	(265,009)
Net decrease in net assets resulting from operations	(874,271)	(368,884)

Capital share transactions:
Proceeds from sale of shares	9,370,759	9,720,179
Cost of shares redeemed	(9,349,938)	(10,561,781)
Net increase (decrease) from capital share transactions	20,821	(841,602)
Net decrease in net assets	(853,450)	(1,210,486)

Net assets:
Beginning of year	1,782,837	2,993,323
End of year	$929,387	$1,782,837

Capital share activity:
Shares sold	136,206	88,252
Shares redeemed	(137,701)	(95,992)
Net decrease in shares	(1,495)	(7,740)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$101.86	$118.59	$85.35	$62.30	$100.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	(1.11)	(.65)	.66	.70
Net gain (loss) on investments (realized and unrealized)	(43.87)	(15.62)	34.73	23.49	(19.56)
Total from investment operations	(43.80)	(16.73)	34.08	24.15	(18.86)
Less distributions from:
Net investment income	—	—	(.84)	(1.10)	—
Net realized gains	—	—	—	—	(19.66)
Total distributions	—	—	(.84)	(1.10)	(19.66)
Net asset value, end of period	$58.06	$101.86	$118.59	$85.35	$62.30

Total Return[b]	(43.00%)	(14.11%)	40.46%	39.03%	(22.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$929	$1,783	$2,993	$2,037	$2,013
Ratios to average net assets:
Net investment income (loss)	0.10%	(0.97%)	(0.82%)	0.89%	0.76%
Total expenses[c]	1.67%	1.59%	1.72%	1.72%	1.58%
Net expenses[d]	1.63%	1.53%	1.67%	1.64%	1.58%
Portfolio turnover rate	—	41%	199%	153%	180%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund returned 15.65%, compared with a return of 8.21% for its benchmark, the underlying index.

The euro, Japanese yen, and British pound were the components which contributed the most to the DXY during 2022. There were no components that detracted from the DXY during 2022.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Strengthening Dollar 2x Strategy Fund	15.65%	5.26%	4.41%
U.S. Dollar Index	8.21%	2.36%	2.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

70 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 41.9%
Federal Home Loan Bank
4.00% due 01/11/23[1]	$500,000	$499,565
4.05% due 01/27/23[1]	500,000	498,626
Federal Farm Credit Bank
4.10% due 01/26/23[1]	500,000	498,576
Total Federal Agency Discount Notes
(Cost $1,496,559)		1,496,767

FEDERAL AGENCY NOTES†† - 7.0%
Fannie Mae
2.38% due 01/19/23	250,000	249,755
Total Federal Agency Notes
(Cost $249,767)		249,755

U.S. TREASURY BILLS†† - 3.5%
U.S. Treasury Bills
3.79% due 01/17/23[1,2]	124,000	123,823
Total U.S. Treasury Bills
(Cost $123,786)		123,823

REPURCHASE AGREEMENTS††,3 - 48.6%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[4]	982,604	982,604
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[4]	377,925	377,925
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[4]	376,754	376,754
Total Repurchase Agreements
(Cost $1,737,283)		1,737,283

Total Investments - 101.0%
(Cost $3,607,395)		3,607,628
Other Assets & Liabilities, net - (1.0)%		(34,593)
Total Net Assets - 100.0%		3,573,035

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	55	Mar 2023	$5,679,850	$(4,234)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	Receive	N/A	At Maturity	03/17/23	14,221	$1,467,372	$(13,421)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the effective yield at the time of purchase.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2022.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$1,496,767	$—	$1,496,767
Federal Agency Notes	—	249,755	—	249,755
U.S. Treasury Bills	—	123,823	—	123,823
Repurchase Agreements	—	1,737,283	—	1,737,283
Total Assets	—	3,607,628	—	3,607,628

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$4,234	$—	$—	$4,234
Currency Index Swap Agreements**	—	13,421	—	13,421
Total Liabilities	4,234	13,421	—	17,655

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,056,098	$—	$(1,030,030)	$(25,556)	$(512)	$—	—	$8,595
Guggenheim Ultra Short Duration Fund — Institutional Class	1,045,048	—	(1,020,528)	(26,538)	2,018	—	—	6,026
	2,101,146	—	(2,050,558)	(52,094)	1,506	—		14,621

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $1,870,112)	$1,870,345
Repurchase agreements, at value (cost $1,737,283)	1,737,283
Segregated cash with broker	14,329
Receivables:
Interest	3,082
Total assets	3,625,039

Liabilities:
Unrealized depreciation on OTC swap agreements	13,421
Payable for:
Variation margin on futures contracts	17,380
Licensing fees	3,702
Management fees	2,843
Swap settlement	2,051
Transfer agent fees	1,653
Investor service fees	790
Portfolio accounting and administration fees	332
Fund shares redeemed	235
Trustees’ fees*	52
Miscellaneous	9,545
Total liabilities	52,004
Net assets	$3,573,035

Net assets consist of:
Paid in capital	$4,436,896
Total distributable earnings (loss)	(863,861)
Net assets	$3,573,035
Capital shares outstanding	79,111
Net asset value per share	$45.16

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$14,621
Interest	86,640
Total investment income	101,261

Expenses:
Management fees	45,229
Investor service fees	12,564
Transfer agent fees	12,856
Licensing fees	6,868
Portfolio accounting and administration fees	6,683
Professional fees	10,549
Custodian fees	712
Trustees’ fees*	642
Interest expense	246
Line of credit fees	132
Miscellaneous	2,048
Total expenses	98,529
Less:
Expenses reimbursed by Adviser	(2,513)
Expenses waived by Adviser	(1,230)
Total waived expenses	(3,743)
Net expenses	94,786
Net investment income	6,475

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(52,094)
Swap agreements	87,725
Futures contracts	181,662
Net realized gain	217,293
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	232
Investments in affiliated issuers	1,506
Swap agreements	(8,351)
Futures contracts	32,595
Net change in unrealized appreciation (depreciation)	25,982
Net realized and unrealized gain	243,275
Net increase in net assets resulting from operations	$249,750

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$6,475	$(30,052)
Net realized gain on investments	217,293	217,495
Net change in unrealized appreciation (depreciation) on investments	25,982	(11,187)
Net increase in net assets resulting from operations	249,750	176,256

Capital share transactions:
Proceeds from sale of shares	29,854,882	16,343,231
Cost of shares redeemed	(30,535,150)	(14,071,900)
Net increase (decrease) from capital share transactions	(680,268)	2,271,331
Net increase (decrease) in net assets	(430,518)	2,447,587

Net assets:
Beginning of year	4,003,553	1,555,966
End of year	$3,573,035	$4,003,553

Capital share activity:
Shares sold	633,705	437,524
Shares redeemed	(657,108)	(379,276)
Net increase (decrease) in shares	(23,403)	58,248

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$39.05	$35.15	$41.21	$39.73	$35.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.49)	(.43)	.21	.27
Net gain (loss) on investments (realized and unrealized)	6.05	4.39	(5.32)	1.63	3.93
Total from investment operations	6.11	3.90	(5.75)	1.84	4.20
Less distributions from:
Net investment income	—	—	(.31)	(.36)	—
Total distributions	—	—	(.31)	(.36)	—
Net asset value, end of period	$45.16	$39.05	$35.15	$41.21	$39.73

Total Return[b]	15.65%	11.10%	(14.03%)	4.61%	11.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,573	$4,004	$1,556	$1,412	$3,420
Ratios to average net assets:
Net investment income (loss)	0.13%	(1.32%)	(1.05%)	0.50%	0.73%
Total expenses[c]	1.96%	1.99%	2.02%	2.09%	1.83%
Net expenses[d]	1.89%	1.90%	1.96%	2.02%	1.82%
Portfolio turnover rate	—	131%	103%	102%	241%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index (the “underlying index”).

The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund returned -18.47%, compared with a return of 8.21% for its benchmark, the underlying index.

The euro, Japanese yen, and British pound were the components which contributed the most to the DXY during 2022. There were no components that detracted from the DXY during 2022.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

76 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Cumulative Fund Performance*,†

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Weakening Dollar 2x Strategy Fund	(18.47%)	(8.34%)	(7.78%)
U.S. Dollar Index	8.21%	2.36%	2.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	December 31, 2022
WEAKENING DOLLAR 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 17.7%
Federal Home Loan Bank
3.90% due 01/03/23[1]	$150,000	$149,968
Federal Farm Credit Bank
4.14% due 02/02/23[1]	100,000	99,632
Total Federal Agency Discount Notes
(Cost $249,600)		249,600

FEDERAL AGENCY NOTES†† - 10.6%
Fannie Mae
2.38% due 01/19/23	150,000	149,853
Total Federal Agency Notes
(Cost $149,860)		149,853

U.S. TREASURY BILLS†† - 1.3%
U.S. Treasury Bills
3.79% due 01/17/23[1,2]	18,000	17,974
Total U.S. Treasury Bills
(Cost $17,968)		17,974

REPURCHASE AGREEMENTS††,3 - 66.8%
J.P. Morgan Securities LLC issued 12/30/22 at 4.26% due 01/03/23[4]	531,145	531,145
BofA Securities, Inc. issued 12/30/22 at 4.25% due 01/03/23[4]	204,287	204,287
Barclays Capital, Inc. issued 12/30/22 at 4.21% due 01/03/23[4]	203,654	203,654
Total Repurchase Agreements
(Cost $939,086)		939,086

Total Investments - 96.4%
(Cost $1,356,514)		1,356,513
Other Assets & Liabilities, net - 3.6%		49,969
Total Net Assets - 100.0%		1,406,482

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	24	Mar 2023	$2,478,480	$1,790

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	Pay	N/A	At Maturity	03/17/23	3,303	$340,840	$2,631

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the effective yield at the time of purchase.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2022.

See Sector Classification in Other Information section.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$249,600	$—	$249,600
Federal Agency Notes	—	149,853	—	149,853
U.S. Treasury Bills	—	17,974	—	17,974
Repurchase Agreements	—	939,086	—	939,086
Currency Futures Contracts**	1,790	—	—	1,790
Currency Index Swap Agreements**	—	2,631	—	2,631
Total Assets	1,790	1,359,144	—	1,360,934

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$180,496	$—	$(177,376)	$(2,401)	$(719)	$—	—	$1,026
Guggenheim Ultra Short Duration Fund — Institutional Class	180,052	—	(177,010)	(3,003)	(39)	—	—	741
	360,548	—	(354,386)	(5,404)	(758)	—		1,767

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $417,428)	$417,427
Repurchase agreements, at value (cost $939,086)	939,086
Segregated cash with broker	42,120
Unrealized appreciation on OTC swap agreements	2,631
Receivables:
Variation margin on futures contracts	7,584
Interest	1,825
Total assets	1,410,673

Liabilities:
Payable for:
Professional fees	1,291
Management fees	709
Licensing fees	409
Printing fees	312
Investor service fees	197
Swap settlement	188
Transfer agent fees	182
Portfolio accounting and administration fees	83
Fund shares redeemed	81
Trustees’ fees*	13
Miscellaneous	726
Total liabilities	4,191
Net assets	$1,406,482

Net assets consist of:
Paid in capital	$3,041,495
Total distributable earnings (loss)	(1,635,013)
Net assets	$1,406,482
Capital shares outstanding	32,686
Net asset value per share	$43.03

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$1,767
Interest	8,486
Total investment income	10,253

Expenses:
Management fees	4,702
Investor service fees	1,306
Transfer agent fees	1,391
Professional fees	1,007
Licensing fees	730
Portfolio accounting and administration fees	670
Trustees’ fees*	82
Custodian fees	75
Miscellaneous	107
Total expenses	10,070
Less:
Expenses reimbursed by Adviser	(261)
Expenses waived by Adviser	(158)
Total waived/reimbursed expenses	(419)
Net expenses	9,651
Net investment income	602

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3)
Investments in affiliated issuers	(5,404)
Swap agreements	(29,605)
Futures contracts	(103,988)
Net realized loss	(139,000)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1)
Investments in affiliated issuers	(758)
Swap agreements	1,251
Futures contracts	(3,026)
Net change in unrealized appreciation (depreciation)	(2,534)
Net realized and unrealized loss	(141,534)
Net decrease in net assets resulting from operations	$(140,932)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$602	$(21,984)
Net realized loss on investments	(139,000)	(202,015)
Net change in unrealized appreciation (depreciation) on investments	(2,534)	(49,163)
Net decrease in net assets resulting from operations	(140,932)	(273,162)

Capital share transactions:
Proceeds from sale of shares	6,585,478	4,396,884
Cost of shares redeemed	(5,730,844)	(5,762,566)
Net increase (decrease) from capital share transactions	854,634	(1,365,682)
Net increase (decrease) in net assets	713,702	(1,638,844)

Net assets:
Beginning of year	692,780	2,331,624
End of year	$1,406,482	$692,780

Capital share activity:
Shares sold	158,776	76,350
Shares redeemed	(139,215)	(101,223)
Net increase (decrease) in shares	19,561	(24,873)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$52.78	$61.36	$56.17	$59.56	$67.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	(.83)	(.76)	.28	.40
Net gain (loss) on investments (realized and unrealized)	(9.80)	(7.75)	6.19	(3.17)	(8.24)
Total from investment operations	(9.75)	(8.58)	5.43	(2.89)	(7.84)
Less distributions from:
Net investment income	—	—	(.24)	(.50)	—
Total distributions	—	—	(.24)	(.50)	—
Net asset value, end of period	$43.03	$52.78	$61.36	$56.17	$59.56

Total Return[b]	(18.47%)	(13.98%)	9.69%	(4.85%)	(11.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,406	$693	$2,332	$587	$582
Ratios to average net assets:
Net investment income (loss)	0.12%	(1.43%)	(1.35%)	0.50%	0.61%
Total expenses[c]	1.93%	2.00%	2.00%	2.08%	1.82%
Net expenses[d]	1.85%	1.93%	1.96%	2.00%	1.81%
Portfolio turnover rate	—	93%	129%	187%	213%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2022, the Trust consisted of forty-nine Funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of each Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that Fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, the investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the

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NOTES TO FINANCIAL STATEMENTS (continued)

primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the

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NOTES TO FINANCIAL STATEMENTS (continued)

Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in the Funds’ Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 4.33% at December 31, 2022.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$3,534,254	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	4,895,334	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	8,248,191	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	859,497

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

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The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$2,206,130	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	201,685

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency/Equity futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Currency swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure December 31, 2022:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at December 31, 2022
Europe 1.25x Strategy Fund	$—	$25,698	$—	$25,698
Japan 2x Strategy Fund	—	76,134	—	76,134
Weakening Dollar 2x Strategy Fund	—	1,790	2,631	4,421

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at December 31, 2022
Europe 1.25x Strategy Fund	$85,887	$—	$—	$85,887
Japan 2x Strategy Fund	121,498	—	—	121,498
Strengthening Dollar 2x Strategy Fund	4,234	—	13,421	17,655

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Funds’ Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency/Equity futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Currency Risk	Futures Foreign Currency Exchange Risk	Total
Europe 1.25x Strategy Fund	$53,462	$—	$(111,776)	$(58,314)
Japan 2x Strategy Fund	(325,080)	—	(506,173)	(831,253)
Strengthening Dollar 2x Strategy Fund	—	87,725	181,662	269,387
Weakening Dollar 2x Strategy Fund	—	(29,605)	(103,988)	(133,593)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Currency Risk	Futures Foreign Currency Exchange Risk	Total
Europe 1.25x Strategy Fund	$(142,388)	$—	$16,109	$(126,279)
Japan 2x Strategy Fund	(129,437)	—	105,377	(24,060)
Strengthening Dollar 2x Strategy Fund	—	(8,351)	32,595	24,244
Weakening Dollar 2x Strategy Fund	—	1,251	(3,026)	(1,775)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from

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NOTES TO FINANCIAL STATEMENTS (continued)

or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$2,631	$—	$2,631	$—	$—	$2,631

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$13,421	$—	$13,421	$(13,421)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Strengthening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	$14,329	$—
Weakening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	42,120	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	— unadjusted quoted prices in active markets for identical assets or liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan under which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

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NOTES TO FINANCIAL STATEMENTS (continued)

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing Fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2022, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$788
Japan 2x Strategy Fund	490
Strengthening Dollar 2x Strategy Fund	1,230
Weakening Dollar 2x Strategy Fund	158

GI has contractually agreed to waive and/or reimburse expenses for the Europe 1.25x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund, in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
4.26%			2.25%
Due 01/03/23	$60,091,722	$60,113,055	Due 11/15/24	$63,635,200	$61,293,613

BofA Securities, Inc.			U.S. Treasury Note
4.25%			0.75%
Due 01/03/23	23,112,201	23,120,387	Due 04/30/26	26,301,500	23,574,458

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
4.21%			0.13%
Due 01/03/23	23,040,622	23,048,705	Due 01/15/31	26,575,915	23,501,502

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2022, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P SmallCap 600® Pure Value Fund	$51,184	$(51,184)	$—	$53,033	$—	$53,033
Europe 1.25x Strategy Fund	4,036	(4,036)	—	4,192	—	4,192

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$576,892	$3,790,097	$4,366,989
S&P 500® Pure Value Fund	2,171,077	1,065,975	3,237,052
S&P MidCap 400® Pure Growth Fund	—	1,815,529	1,815,529
S&P MidCap 400® Pure Value Fund	1,701,006	469,118	2,170,124
S&P SmallCap 600® Pure Growth Fund	840,197	737,805	1,578,002
S&P SmallCap 600® Pure Value Fund	1,494,113	—	1,494,113

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$180,112	$—	$180,112
S&P 500® Pure Value Fund	221,197	91,396	312,593
S&P MidCap 400® Pure Growth Fund	1,304,465	202,314	1,506,779
S&P MidCap 400® Pure Value Fund	658,976	—	658,976
S&P SmallCap 600® Pure Growth Fund	65,305	—	65,305
Europe 1.25x Strategy Fund	7,486	—	7,486

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of December 31, 2022 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
S&P 500® Pure Growth Fund	$—	$—	$1,340,847	$(259,525)	$—	$1,081,322
S&P 500® Pure Value Fund	296,988	—	(114,698)	—	—	182,290
S&P MidCap 400® Pure Growth Fund	—	—	334,467	(490,076)	—	(155,609)
S&P MidCap 400® Pure Value Fund	—	—	(102,179)	—	—	(102,179)
S&P SmallCap 600® Pure Growth Fund	6,114	—	119,760	(1,444,000)	—	(1,318,126)
S&P SmallCap 600® Pure Value Fund	—	—	(600,176)	—	(844)	(601,020)
Europe 1.25x Strategy Fund	11,417	—	38,390	(1,061,723)	—	(1,011,916)
Japan 2x Strategy Fund	1,317	—	51	(2,225,463)	—	(2,224,095)
Strengthening Dollar 2x Strategy Fund	6,475	—	234	(870,570)	—	(863,861)
Weakening Dollar 2x Strategy Fund	602	—	(25)	(1,635,590)	—	(1,635,013)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2022, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
S&P 500® Pure Growth Fund	$(259,525)	$—	$(259,525)
S&P MidCap 400® Pure Growth Fund	(484,563)	(5,513)	(490,076)
S&P SmallCap 600® Pure Growth Fund	(855,768)	(588,232)	(1,444,000)
Europe 1.25x Strategy Fund	(840,747)	(220,976)	(1,061,723)
Japan 2x Strategy Fund	(880,671)	(1,344,792)	(2,225,463)
Strengthening Dollar 2x Strategy Fund	(370,546)	(500,024)	(870,570)
Weakening Dollar 2x Strategy Fund	(672,378)	(963,212)	(1,635,590)

For the year ended December 31, 2022, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Strengthening Dollar 2x Strategy Fund	$239,433

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

94 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2022 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® Pure Growth Fund	$(158,444)	$158,444
S&P 500® Pure Value Fund	2,211,276	(2,211,276)
S&P MidCap 400® Pure Growth Fund	74,735	(74,735)
S&P MidCap 400® Pure Value Fund	1,142,427	(1,142,427)
S&P SmallCap 600® Pure Growth Fund	(308)	308
S&P SmallCap 600® Pure Value Fund	355,448	(355,448)
Weakening Dollar 2x Strategy Fund	1	(1)

At December 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
S&P 500® Pure Growth Fund	$22,356,939	$1,728,741	$(387,894)	$1,340,847
S&P 500® Pure Value Fund	33,241,181	966,139	(1,080,837)	(114,698)
S&P MidCap 400® Pure Growth Fund	11,651,765	605,252	(270,785)	334,467
S&P MidCap 400® Pure Value Fund	12,213,382	129,960	(232,139)	(102,179)
S&P SmallCap 600® Pure Growth Fund	5,793,824	263,515	(143,755)	119,760
S&P SmallCap 600® Pure Value Fund	8,334,362	—	(600,176)	(600,176)
Europe 1.25x Strategy Fund	2,535,756	94,458	(56,092)	38,366
Japan 2x Strategy Fund	945,839	93,667	(93,616)	51
Strengthening Dollar 2x Strategy Fund	3,607,394	245	(11)	234
Weakening Dollar 2x Strategy Fund	1,356,538	—	(25)	(25)

Note 9 – Securities Transactions

For the year ended December 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$42,555,700	$59,007,566
S&P 500® Pure Value Fund	105,510,224	99,240,826
S&P MidCap 400® Pure Growth Fund	25,045,283	28,520,916
S&P MidCap 400® Pure Value Fund	30,856,963	31,482,243
S&P SmallCap 600® Pure Growth Fund	15,980,249	19,403,445
S&P SmallCap 600® Pure Value Fund	28,896,434	34,815,629
Europe 1.25x Strategy Fund	643,927	1,172,009
Japan 2x Strategy Fund	—	912,687
Strengthening Dollar 2x Strategy Fund	—	2,050,558
Weakening Dollar 2x Strategy Fund	—	354,386

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

THE RYDEX FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (concluded)

trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$9,368,451	$6,537,733	$(445,251)
S&P 500® Pure Value Fund	17,893,971	9,917,917	758,432
S&P MidCap 400® Pure Growth Fund	1,765,658	2,010,498	(3,703)
S&P MidCap 400® Pure Value Fund	3,332,146	3,312,901	225,624
S&P SmallCap 600® Pure Growth Fund	978,355	1,430,314	18,603
S&P SmallCap 600® Pure Value Fund	1,946,721	2,234,102	171,182
Europe 1.25x Strategy Fund	217,569	492,552	(27,836)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.82% for the year ended December 31, 2022. The Funds did not have any borrowings outstanding under this agreement at December 31, 2022.

The average daily balances borrowed for the year ended December 31, 2022, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$658
S&P 500® Pure Value Fund	208
S&P MidCap 400® Pure Growth Fund	216
S&P MidCap 400® Pure Value Fund	1,340
S&P SmallCap 600® Pure Growth Fund	85
S&P SmallCap 600® Pure Value Fund	5,408
Strengthening Dollar 2x Strategy Fund	3,058

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

96 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Variable Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 24, 2023

THE RYDEX FUNDS ANNUAL REPORT | 97

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2022, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
S&P 500® Pure Growth Fund	17.27%
S&P 500® Pure Value Fund	34.29%
S&P MidCap 400® Pure Value Fund	20.30%
S&P SmallCap 600® Pure Growth Fund	8.93%
S&P SmallCap 600® Pure Value Fund	16.06%

With respect to the taxable year ended December 31, 2022, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$3,790,097	$—
S&P 500® Pure Value Fund	1,065,975	2,206,205
S&P MidCap 400® Pure Growth Fund	1,815,529	—
S&P MidCap 400® Pure Value Fund	469,118	1,062,766
S&P SmallCap 600® Pure Growth Fund	737,805	—
S&P SmallCap 600® Pure Value Fund	—	353,377

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim Funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

98 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

100 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2008-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Adviser and/or the parent of the Adviser.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a)         Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022 and December 31, 2021 were $944,917 and $917,395, respectively.

(b)         Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2022 and December 31, 2021 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2021 and December 31, 2020 were $0 and $0, respectively.

(c)        Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2022 and December 31, 2021 were $278,180 and $279,987, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations].

(d)        All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2022 and December 31, 2021 were $0 and $0, respectively.

(e)        Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter, attached hereto as Appendix B (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C hereto. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services as set forth in Appendix B under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next regularly scheduled Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

b.	Pre-Approval Not Required

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section V.B.2 is not required, if:

1. the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section V.B.3 is not required, if:

1.       the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

2.       the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.       such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)        Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $278,180 and $279,987, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)        Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Fund Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1)  The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)  Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)      A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 6, 2023

By (Signature and Title)*	/s/ James M. Howley
James M. Howley, Chief Financial Officer, Chief Accounting Officer, and Treasurer

Date	March 6, 2023

*	Print the name and title of each signing officer under his or her signature.